      As filed with the Securities and Exchange Commission on September 17, 1999

                                                Securities Act File No. 33-13283
                                        Investment Company Act File No. 811-5105

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------
                                   FORM N - 1A


          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / X /

                     Pre-Effective Amendment No. _______ / /

                      Post-Effective Amendment No. 42 / X /
                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

                                Amendment No. 44

                          THE PARKSTONE GROUP OF FUNDS
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                              --------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (800) 451-8377

                             W. Bruce McConnel, Esq.
                             Audrey C. Talley, Esq.
                           DRINKER BIDDLE & REATH LLP
                                One Logan Square
                             18th and Cherry Streets
                           Philadelphia, PA 19103-6996
                     --------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  Immediately,  upon effectiveness

It is proposed that this filing will become effective:

         /   X   / immediately upon filing pursuant to paragraph (b).
         /_______/ on (date) pursuant to paragraph (b).
         /_______/ 60 days after filing pursuant to paragraph (a) (i). /_______/ on (date) pursuant to paragraph (a) (1) of Rule 485. /_______/ 75 days after filing pursuant to paragraph (a) (2). /_______/ on (date) pursuant to paragraph (a) (2) of Rule 485.


If appropriate, check the following box:

         /_______/ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940.

Title of Securities Being Registered :  Shares of Beneficial Interest.

                                                                       PARKSTONE
                                                                           FUNDS

                               INVESTMENT SHARES


THE PARKSTONE MUTUAL FUNDS

GROWTH FUNDS
Parkstone Small Capitalization Fund
Parkstone Mid Capitalization Fund
Parkstone Large Capitalization Fund
Parkstone International Discovery Fund

GROWTH AND INCOME FUNDS
Parkstone Conservative Allocation Fund
Parkstone Balanced Allocation Fund
Parkstone Aggressive Allocation Fund
Parkstone Equity Income Fund

INCOME FUNDS
Parkstone Bond Fund
Parkstone Limited Maturity Bond Fund
Parkstone Intermediate Government Obligations Fund
Parkstone U.S. Government Income Fund

TAX-FREE INCOME FUNDS
Parkstone Municipal Bond Fund
Parkstone Michigan Municipal Bond Fund

MONEY MARKET FUNDS
Parkstone Prime Obligations Fund
Parkstone U.S. Government Obligations Fund
Parkstone Tax-Free Fund
Parkstone Treasury Fund


                               SEPTEMBER 13, 1999

                                   PROSPECTUS

                 The Securities and Exchange Commission has not
               approved or disapproved these securities or passed
                   upon the adequacy of this prospectus. Any
             representation to the contrary is a criminal offense.

                                                      TABLE OF CONTENTS


                                                         RISK/RETURN SUMMARY



                                               [LOGO]
                                                           4  International Discovery Fund
                                                           5  Small Capitalization Fund
                                                           6  Mid Capitalization Fund
                                                           8  Large Capitalization Fund
                                                          10  Fund Expenses -- Growth Funds
                                                          12  Equity Income Fund
                                                          14  Balanced Allocation Fund
                                                          16  Fund Expenses -- Growth and Income Funds
                                                          18  Bond Fund
                                                          20  Intermediate Government Obligations Fund
                                                          22  U.S. Government Income Fund
                                                          24  Limited Maturity Bond Fund
                                                          26  Fund Expenses -- Income Funds
                                                          28  Michigan Municipal Bond Fund
                                                          30  National Tax Exempt Bond Fund
                                                          32  Fund Expenses -- Tax-Free Income Funds
                                                          34  Tax-Free Fund
                                                          35  Prime Obligations Fund
                                                          36  U.S. Government Obligations Fund
                                                          37  Treasury Fund
                                                          38  Fund Expenses -- Money Market Funds

                                                         DESCRIPTION OF THE FUNDS



                                               [LOGO]
                                                          40  Description of the Funds
                                                              Investment Objectives, Strategies and Risks
                                                          51  Additional Risk Considerations

                                                         MANAGEMENT OF THE FUNDS



                                               [LOGO]
                                                          52  The Investment Adviser
                                                          53  Portfolio Management Team
                                                          53  The Distributor and Administrator
                                                          53  Year 2000

                                                         PURCHASE AND SALE OF SHARES



                                               [LOGO]
                                                          55  How NAV is Calculated
                                                          56  Purchasing and Adding to Your Shares
                                                          59  Selling Your Shares
                                                          62  Distribution Arrangements/Sales Charges
                                                          67  Exchanging Your Shares

                                                         DIVIDENDS, DISTRIBUTIONS AND TAXES



                                               [LOGO]
                                                          69  Dividends and Distributions
                                                          69  Federal Taxes
                                                          70  State and Local Taxes

                                                         FINANCIAL HIGHLIGHTS



                                               [LOGO]
                                                          71

 [LOGO]
          RISK/RETURN SUMMARY


   The following is a summary of certain key information about the Funds. You will find additional information about the Funds, including a detailed description of the risks of an investment in a Fund, after this summary.

   In this summary, we will describe certain kinds of risks that apply to one or more of the Funds. The summary also describes specific risks that may apply to one Fund. These risks are:


   - MARKET RISK This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short or longer-term periods.



   - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing or fixed-income or debt securities. Increases in interest rates may cause the value of a Fund's investments to decline.



   - CREDIT RISK This is the risk that the issuer of a security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations.



   - FOREIGN RISK This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.



   - MANAGEMENT RISK This is the risk that investments selected by a Fund's manager may not perform well and that the Fund will not perform as well as a result.


   Other important things for you to note:

   - You may lose money by investing in a Fund.

   - An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   For convenience of reference, the Funds are sometimes referred to as part of a general grouping as described below:


   - GROWTH FUNDS (International Discovery Fund, Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund) The Growth Funds offer investors seeking growth of capital a range of alternative approaches to investing according to risk tolerance.



   - GROWTH AND INCOME FUNDS (Equity Income Fund and Balanced Allocation Fund) The Growth and Income Funds offer investors seeking current income with preservation of capital a range of alternative approaches to investing.



   - INCOME FUNDS (Bond Fund, Intermediate Government Obligations Fund, U.S. Government Income Fund and Limited Maturity Bond Fund) The Income Funds offer investors seeking current income with preservation of capital a range of alternative approaches to investing.



   - TAX-FREE INCOME FUNDS (Michigan Municipal Bond Fund and National Tax Exempt Bond Fund (formerly Municipal Bond Fund)) The Tax-Free Income Funds offer investors seeking income exempt from federal income tax as well as preservation of capital a range of alternative approaches to investing.



   - MONEY MARKET FUNDS (Tax-Free Fund, Prime Obligations Fund, U.S. Government Obligations Fund and Treasury Fund) The Money Market Funds offer investors seeking current income as well as preservation of capital a range of alternative approaches to investing. An investment in one of the Money Market Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each of the Money Market Funds seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in one of the Money Market Funds.


   Each Fund's investment objective may be changed without shareholder approval, except as otherwise stated.

       [LOGO]
          RISK/RETURN SUMMARY                INTERNATIONAL DISCOVERY FUND



   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide capital appreciation by investing in equity securities of foreign issuers.



   - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its total assets in equity securities of at least three foreign issuers. The Fund's assets normally will be invested in the securities of issuers located in at least three foreign countries. Foreign investments also may include debt obligations issued or guaranteed by foreign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality. The Fund does not presently intend to invest in common stock of domestic companies.



   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are market risk, foreign risk, and management risk. Because the Fund invests in foreign securities, the Fund's returns will be more volatile and differ, sometimes significantly, from U.S. stock returns generally.


   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

     - Are seeking increased diversification and new investment opportunities.

     - Can stay invested for a minimum of three to five years.

     - Are willing to accept short-term price fluctuations and higher than average risk.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   PERFORMANCE SUMMARY


   The chart and table on this
   page show how the
   International Discovery Fund
   has performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over six
   years to demonstrate that the
   Fund has gained or lost value
   at different times. The table
   below compares the Fund's
   average annual returns for 1
   and 5 year periods and since
   inception to those of the
   Morgan Stanley Capital
   International Europe,
   Australasia and Far East
   (EAFE) Index, which represents
   the performance of the major
   stock markets in those
   regions. Past performance does
   not indicate how the Fund will
   perform in the future.



   The returns for Investor B
   Shares will differ from the
   Investor A returns shown in
   the bar chart because of
   differences in expenses of
   each class. The table below
   assumes that Investor B
   shareholders redeem all their
   fund shares at the end of the
   period indicated.                            PERFORMANCE BAR CHART


                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)


1993                                                                             33.26%
----                                                                             -----
94                                                                               -6.87%
95                                                                                7.85%
96                                                                               16.31%
97                                                                                1.61%
98                                                                               12.35%


                           The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.


                           During the period shown in the bar chart, the Fund's:

                           Best Quarter was     18.17%       4th quarter 1998


                           Worst Quarter was  -15.63%        3rd quarter 1998

                               PERFORMANCE TABLE

                          Average Annual Total Returns
                   (for the periods ended December 31, 1998)




                                                        FUND OR CLASS    PAST     PAST       PAST       SINCE
                                                          INCEPTION      YEAR    5 YEARS   10 YEARS   INCEPTION
   Investor A Shares
     (with 5.50% sales charge)                            12/29/92       6.17%    4.74%      N/A        9.02%
   Investor B Shares
     (with applicable Contingent Deferred Sales
     Charge)                                                2/4/94       6.51%      N/A      N/A        3.58%

   Morgan Stanley Capital International EAFE Index        12/29/92      20.33%    9.50%      N/A       13.10%


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

       [LOGO]
          RISK/RETURN SUMMARY                   SMALL CAPITALIZATION FUND



   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide capital appreciation with a diversified portfolio of publicly traded smaller cap equity securities.



   - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its total assets in equity securities of companies with small stock market capitalization. The Fund considers a "small capitalization" company to be one that has the same market capitalization as the companies in the Russell 2000 Growth Index. The Fund may invest up to 25% of its total assets in foreign securities.


   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are market risk and management risk. The Fund's risks also include capitalization risk, which is the risk of investing in securities of small companies. Prices of these companies' securities tend to be more volatile than those of large companies' securities. In addition, small-capitalization companies may have more risk because they often have less-seasoned management and more limited product lines, markets, or financial resources. To the extent the Fund invests in foreign securities, your investment may have foreign risk.

   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:
      - Wish to take advantage of the growth potential of small company stocks.
      - Can remain invested for a minimum of three to five years.
      - Are willing to accept higher than average volatility and risk.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the Small
   Capitalization Fund has
   performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over ten
   years to demonstrate that the
   Fund has gained or lost value
   at different times. The table
   below compares the Fund's
   average annual returns for 1,
   5 and 10 year periods and
   since inception to those of
   the Russell 2000 Growth Index,
   which is comprised of
   securities in the Russell 2000
   Stock Index with a greater
   than average growth
   orientation. Past performance
   does not indicate how the Fund
   will perform in the future.


   The returns for Investor B
   Shares will differ from the
   Investor A returns shown in
   the bar chart because of
   differences in expenses of
   each class. The table below
   assumes that Investor B
   shareholders redeem all their
   fund shares at the end of the
   period indicated.

                                                PERFORMANCE BAR CHART


                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)


1989                                                                             32.39%

90                                                                               -1.37%

91                                                                               43.94%

92                                                                               19.15%

93                                                                               21.48%

94                                                                                4.97%

95                                                                               35.67%

96                                                                               27.59%

97                                                                               -6.29%

98                                                                               -5.51%


The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

During the period shown in the bar chart, the Fund's:


Best Quarter was     31.41%                       4th quarter  1992


Worst Quarter was  -26.96%                        3rd quarter  1998


                               PERFORMANCE TABLE

                        Average Annual Total Returns(1)
                   (for the periods ending December 31, 1998)



                                                                FUND OR CLASS    PAST      PAST       PAST       SINCE
                                                                  INCEPTION      YEAR     5 YEARS   10 YEARS   INCEPTION
   Investor A Shares
     (with 5.50% sales charge)                                    10/31/88      -10.69%    8.74%     15.26%     14.99%
   Investor B Shares
     (with applicable Contingent Deferred Sales Charge)             2/4/94      -10.34%      N/A        N/A     10.13%

   Russell 2000 Growth Index                                      10/31/88        1.23%   10.22%     11.54%     11.43%


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

          [LOGO]
          RISK/RETURN SUMMARY                     MID CAPITALIZATION FUND



   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide capital appreciation with a diversified portfolio of publicly traded mid cap equity securities.



   - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its total assets in securities of companies with mid stock market capitalization. The Fund considers a "mid capitalization" company to be one that has the same market capitalization as the companies in the Russell Mid Cap Growth Index. The Fund may invest up to 25% of its total assets in foreign securities.


   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are market risk and management risk. The Fund's risks also include capitalization risk, which is the risk of investing in the securities of mid-capitalization companies. Prices of mid-capitalization companies' securities tend to be more volatile than those of large companies' securities. In addition, mid-capitalization companies may have more risk because they often have less-seasoned management and more limited product lines, markets, or financial resources. To the extent the Fund invests in foreign securities, your investment may have foreign risk.

   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

     - Want to take advantage of the long-term growth potential historically provided by stock investments.

     - Can remain invested for a minimum of three to five years.


     - Are willing to accept short-term price fluctuations and higher than average risk in return for potential above-average long-term growth.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   RISK/RETURN SUMMARY                            MID CAPITALIZATION FUND


   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the Mid
   Capitalization Fund has
   performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over ten
   years to demonstrate that the
   Fund has gained or lost value
   at different times. The table
   below compares the Fund's
   average annual returns for 1,
   5 and 10 year periods and
   since inception to those of
   the Russell Mid-Cap Growth
   Index, an unmanaged index
   which focuses on the
   mid-capitalization sector of
   the U.S. stock market. Past
   performance does not indicate
   how the Fund will perform in
   the future.

   The returns for Investor B
   Shares will differ from the
   Investor A returns shown in
   the bar chart because of
   differences in expenses of
   each class. The table below
   assumes that Investor B
   shareholders redeem all their
   fund shares at the end of the
   period indicated.

                                                PERFORMANCE BAR CHART

                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)

1989                                                                             35.53%
90                                                                               -3.31%
91                                                                               27.60%
92                                                                               15.22%
93                                                                               12.89%
94                                                                               -5.43%
95                                                                               29.58%
96                                                                               18.53%
97                                                                               11.60%
98                                                                               11.04%

                         The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                         During the period shown in the bar chart, the Fund's:

                         Best Quarter was     21.94%           4th quarter  1998


                         Worst Quarter was  -19.28%            3rd quarter  1998


                               PERFORMANCE TABLE

                        Average Annual Total Returns(1)
                   (for the periods ended December 31, 1998)



                                                               FUND OR CLASS    PAST     PAST       PAST       SINCE
                                                                 INCEPTION      YEAR    5 YEARS   10 YEARS   INCEPTION
   Investor A Shares
     (with 5.50% sales charge)                                   10/31/88       4.96%   11.21%     13.98%     13.73%
   Investor B Shares
     (with applicable Contingent Deferred Sales Charge)            2/4/94       5.41%      N/A        N/A     12.00%

   Russell Mid-Cap Growth Index                                  10/31/88      17.86%   17.34%     17.30%     17.13%


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

       [LOGO]
          RISK/RETURN SUMMARY                   LARGE CAPITALIZATION FUND



   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide capital appreciation with a diversified portfolio of publicly traded larger cap equity securities.



   - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its total assets in a diversified portfolio of common stocks and securities convertible into common stocks of companies with large stock market capitalization. The Fund considers a "large capitalization" company to be one that has the same market capitalization as the companies in the S&P Barra Growth Index. The Fund may also invest up to 25% of its total assets in foreign securities.


   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are market risk and management risk. To the extent the Fund invests in foreign securities, your investment may have foreign risk.

   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

     - Want to take advantage of the long-term growth potential historically provided by stock investments.

     - Wish to invest in large companies whose names or products/services are well known.

     - Can remain invested for a minimum of three to five years.


     - Are willing to accept short-term price fluctuations and higher than average risk in return for potential above-average long-term growth.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   RISK/RETURN SUMMARY                          LARGE CAPITALIZATION FUND

-

   PERFORMANCE SUMMARY


   The chart and table on this
   page show how the Large
   Capitalization Fund has
   performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over three
   years to demonstrate that the
   Fund has gained or lost value
   at different times. The table
   below compares the Fund's
   average annual returns for a
   one year period and since
   inception to those of the S&P
   Barra Growth Index, which is
   comprised of securities in the
   Standard & Poor's 500 Stock
   Index that have a higher than
   average price-to-book ratio.
   Past performance does not
   indicate how the Fund will
   perform in the future.


   The returns for Investor B
   Shares will differ from the
   Investor A returns shown in
   the bar chart because of
   differences in expenses of
   each class. The table below
   assumes that Investor B
   shareholders redeem all their
   fund shares at the end of the
   period indicated.

                                                PERFORMANCE BAR CHART

                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)

                                                                       LARGE CAPITALIZATION FUND
                                                                       -------------------------
1997                                                                             28.76
98                                                                               42.37

                                     The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                     During the period shown in the bar chart, the Fund's:

                                      Best Quarter was    25.48%            4th
                                      quarter  1998


                                      Worst Quarter was  -9.17%             3rd
                                      quarter  1998


                                 PERFORMANCE TABLE

                          Average Annual Total Returns(1)
                     (for the periods ended December 31, 1998)



                                                              FUND OR CLASS    PAST      SINCE
                                                                INCEPTION      YEAR    INCEPTION
   Investor A Shares
     (with 5.50% sales charge)                                    2/1/96      34.57%    28.23%
   Investor B Shares
     (with applicable Contingent Deferred Sales Charge)           2/1/96      36.30%    28.99%

   S&P Barra Growth Index                                         2/1/96      42.16%    33.31%


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

          RISK/RETURN SUMMARY                               FUND EXPENSES



   FEES AND EXPENSES -- GROWTH FUNDS


   THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD A OR B SHARES OF THE FUNDS.


   Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price. The fees and expenses for each Fund and Class are based upon current contractual investment advisory fees and the other actual operating expenses of that Fund and Class for the fiscal year ended May 31, 1999.



                                                            FEE TABLE

                                                                            INTERNATIONAL                 SMALL
                                                                           DISCOVERY FUND          CAPITALIZATION FUND
                                                                       INVESTOR A   INVESTOR B   INVESTOR A   INVESTOR B

      SHAREHOLDER FEES
      (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

      Maximum Sales Charge (Load)(1) Imposed on Purchases (as a
      Percentage of offering price)                                      5.50%         None        5.50%         None
      Maximum Deferred Sales Charge (Load)(2)
      (as a percentage of offering price or sale price,
      whichever is less)                                                  None        5.00%         None        5.00%
      Redemption Fee(3)                                                   None         None         None         None
      Exchange Fee(4)                                                     None         None         None         None
      ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
      FROM FUND ASSETS)

      Management Fees                                                    1.15%        1.15%        1.00%        1.00%
      Distribution and Service (12b-1) Fees(5)                           0.25%        1.00%        0.25%        1.00%

      Other Expenses                                                     0.41%        0.41%        0.36%        0.37%
      Total Annual Fund Operating Expenses                               1.81%        2.56%        1.61%        2.37%



                                                                                 MID                      LARGE
                                                                         CAPITALIZATION FUND       CAPITALIZATION FUND
                                                                       INVESTOR A   INVESTOR B   INVESTOR A   INVESTOR B

      SHAREHOLDER FEES
      (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

      Maximum Sales Charge (Load)(1) Imposed on Purchases (as a
      Percentage of offering price)                                      5.50%         None        5.50%         None
      Maximum Deferred Sales Charge (Load)(2)
      (as a percentage of offering price or sale price,
      whichever is less)                                                  None        5.00%         None        5.00%
      Redemption Fee(3)                                                   None         None         None         None
      Exchange Fee(4)                                                     None         None         None         None
      ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
      FROM FUND ASSETS)

      Management Fees                                                    1.00%        1.00%        0.75%        0.75%
      Distribution and Service (12b-1) Fees(5)                           0.25%        1.00%        0.25%        1.00%

      Other Expenses                                                     0.32%        0.32%        0.31%        0.31%
      Total Annual Fund Operating Expenses                               1.57%        2.32%        1.31%        2.06%

   RISK/RETURN SUMMARY                                      FUND EXPENSES


   (1) The sales charge may be reduced or eliminated under certain circumstances. See "Distribution Arrangements/Sales Charges."


   (2) The CDSC on Investor B Shares declines over five years starting with year one and ending in year six from: 5.00%, 5.00%, 4.00%, 3.00%, 2.00%.
       Investor B Shares which were purchased prior to January 1, 1997, are subject to a CDSC which declines over four years ending in year five from: 4.00%, 4.00%, 3.00%, 2.00%.


   (3) If you invest $1,000,000 or more in Investor A Shares of the Funds, your shares will be subject to a redemption fee of 1.00% for redemptions of such shares made within one year of the date of purchase. In addition, although no such fee is currently in place the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.



   (4) Exchanges into the Funds from a Money Market Fund will be normally subject to a sales charge.



   (5) Shareholders should be aware that due to the distribution fees, a long-term shareholder in a Fund may pay over time more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.


                                                    EXAMPLE


                                                                                    1        3        5       10
                                                                                 YEAR    YEARS    YEARS    YEARS
                                                INTERNATIONAL DISCOVERY FUND
                                                  INVESTOR A SHARES              $724   $1,088   $1,476   $2,560
                                                  INVESTOR B SHARES
                                                    ASSUMING REDEMPTION          $759   $1,196   $1,560   $2,626
                                                    ASSUMING NO REDEMPTION       $259   $  796   $1,360   $2,626
                                                SMALL CAPITALIZATION FUND
                                                  INVESTOR A SHARES              $705   $1,030   $1,378   $2,356
                                                  INVESTOR B SHARES
                                                    ASSUMING REDEMPTION          $740   $1,139   $1,465   $2,429
                                                    ASSUMING NO REDEMPTION       $240   $  739   $1,265   $2,429
                                                MID CAPITALIZATION FUND
                                                  INVESTOR A SHARES              $701   $1,018   $1,358   $2,315
                                                  INVESTOR B SHARES
                                                    ASSUMING REDEMPTION          $735   $1,124   $1,440   $2,381
                                                    ASSUMING NO REDEMPTION       $235   $  724   $1,240   $2,381
                                                LARGE CAPITALIZATION FUND
                                                  INVESTOR A SHARES              $676   $  942   $1,229   $2,042
                                                  INVESTOR B SHARES
                                                    ASSUMING REDEMPTION          $709   $1,046   $1,308   $2,104
                                                    ASSUMING NO REDEMPTION       $209   $  646   $1,108   $2,104



This Example is intended to help
   you compare the cost of
   investing in the Funds with
   the cost of investing in
   other mutual funds.


The Example assumes that you
   invest $10,000 in the Funds
   for the time periods
   indicated and then redeem all
   of your shares at the end of
   those periods. The Example
   also assumes that your
   investment has a 5% return
   each year and that each
   Fund's operating expenses
   remain the same. Although
   your actual costs may be
   higher or lower, based on
   these assumptions your costs
   would be:

 [LOGO]
          RISK/RETURN SUMMARY                          EQUITY INCOME FUND


   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide capital appreciation with a diversified portfolio of publicly traded larger cap equity securities which, in the aggregate, provide an above-average current yield.



   - PRINCIPAL INVESTMENT STRATEGIES. The Fund invests at least 80% of the value of its total assets in income producing, large cap common stocks and securities convertible into common stocks. The Fund considers a "large capitalization" company to be one that has the same market capitalization as the companies in the S&P Barra Value Index. The Fund expects that its core holdings will consist of securities with a high dividend yield, although it may balance these holdings with lower yielding but higher-growth oriented securities.


   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are market risk, interest rate risk, credit risk and management risk. To the extent the Fund invests in foreign securities, your investment has foreign securities risk.

   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

     - Would like to invest in the stock market but wish to do so in a way that helps reduce some of the risks associated with other types of stock funds.

     - Want a dependable source of monthly income.

     - Can stay invested for a minimum of three to five years.

     - Are willing to accept some short-term price fluctuations in return for potential above-average, long-term returns.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   RISK/RETURN SUMMARY                                 EQUITY INCOME FUND

   PERFORMANCE SUMMARY


   The chart and table on this
   page show how the Equity
   Income Fund has performed and
   how its performance has varied
   from year to year. The bar
   chart gives an indication of
   risk by showing changes in the
   Fund's yearly performance over
   ten years to demonstrate that
   the Fund has gained or lost
   value at different times. The
   table below compares the
   Fund's average annual returns
   for 1, 5 and 10 year periods
   and since inception to those
   of the S&P Barra Value Index,
   which is comprised of
   securities in the Standard &
   Poor's 500 Stock Index that
   have a lower than average
   price-to-book ratio. Past
   performance does not indicate
   how the Fund will perform in
   the future.


   The returns for Investor B
   Shares will differ from the
   Investor A returns shown in
   the bar chart because of
   differences in expenses of
   each class. The table below
   that Investor B shareholders
   redeem all their fund shares
   at the end of the period
   indicated.

                                                PERFORMANCE BAR CHART


                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)


1989                                                                             28.13%
90                                                                                0.13%
91                                                                               24.96%
92                                                                                9.40%
93                                                                               12.50%
94                                                                               -8.34%
95                                                                               27.39%
96                                                                               17.32%
97                                                                               25.13%
98                                                                               10.76%


                                   The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.


                                   During the period shown in the bar chart, the Fund's:

                                   Best Quarter was   13.52%  4th quarter 1998


                                   Worst Quarter was  -10.78% 3rd quarter 1998


                                 PERFORMANCE TABLE

                          Average Annual Total Returns(1)
                     (for the periods ended December 31, 1998)



                                                         FUND OR CLASS    PAST    PAST 5    PAST 10     SINCE
                                                           INCEPTION      YEAR     YEARS     YEARS    INCEPTION
   Investor A Shares
     (with 5.50% sales charge)                             10/31/88       4.65%   12.40%    13.48%     13.50%
   Investor B Shares
     (with applicable Contingent Deferred Sales Charge)      2/4/94       5.04%      N/A       N/A     12.57%

   S&P Barra Value Index                                   10/31/88      14.67%   19.87%    16.67%     16.39%


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

 [LOGO]
          RISK/RETURN SUMMARY                    BALANCED ALLOCATION FUND

   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide long term capital appreciation and current income.


   - PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in a broad range of securities including common stocks, convertible securities and fixed-income securities. Normally, the Fund expects to invest 50% to 70% of its net assets in common stocks and convertible securities and 25% to 55% of its net assets in fixed-income securities. The Fund also may invest up to 30% of its net assets in cash and cash-equivalent securities, which include highly liquid securities with a maturity of less than three months. The Fund may invest up to 20% of its net assets in foreign securities.



   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are market risk, interest rate risk, credit risk and management risk. In addition, the Fund has the risk that the allocation of its investments between equity and fixed-income securities could have a negative effect on the Fund's net asset value when one of these asset classes is not performing as well as the other. To the extent the Fund invests in foreign securities, your investment has foreign risk.


   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

     - Want exposure to stocks, bonds, and cash equivalents in a single fund.

     - Wish to rely on professional fund managers to increase or decrease exposure to different investment categories as market conditions change.

     - Can stay invested for a minimum of three to five years.

     - Are willing to accept some short-term price fluctuations in return for potential above-average long-term returns.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   RISK/RETURN SUMMARY                           BALANCED ALLOCATION FUND
-

   PERFORMANCE SUMMARY


   The chart and table on this
   page show how the Balanced
   Allocation Fund has performed
   and how its performance has
   varied from year to year. The
   bar chart gives an indication
   of risk by showing changes in
   the Fund's yearly performance
   over six years to demonstrate
   that the Fund has gained or
   lost value at different times.
   The table below compares the
   Fund's average annual returns
   for 1 and 5 year periods and
   since inception to those of
   the Standard & Poor's 500
   Stock Index ("S&P 500 Index"),
   a widely recognized, unmanaged
   index of common stocks
   generally representative of
   the U.S. stock market as a
   whole and the Lehman Brothers
   Aggregate Bond Index, an
   unmanaged, fixed income,
   market value-weighted index
   that includes treasury issues,
   agency issues, corporate bond
   issues and mortgage backed
   securities. Past performance
   does not indicate how the Fund
   will perform in the future.



   The returns for Investor B
   Shares will differ from the
   Investor A returns shown in
   the bar chart because of
   differences in expenses of
   each class. The table below
   assumes that Investor B
   shareholders redeem all their
   fund shares at the end of the
   period indicated.                            PERFORMANCE BAR CHART


                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)


1993                                                                             11.34
94                                                                               -2.93
95                                                                               22.65
96                                                                               12.93
97                                                                               11.38
98                                                                               12.74

                                     The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                     During the period shown in the bar chart, the Fund's:

                                      Best Quarter was    10.11%            4th
                                      quarter  1998


                                      Worst Quarter was  -6.85%             3rd
                                      quarter  1998

                                 PERFORMANCE TABLE

                          Average Annual Total Returns(1)
                     (for the periods ended December 31, 1998)



                                                        FUND OR CLASS       PAST        PAST          SINCE
                                                          INCEPTION         YEAR       5 YEARS      INCEPTION
   Investor A Shares
     (with 4.75% sales charge)                             1/31/92          7.40%       9.96%        10.45%
   Investor B Shares
     (with applicable Contingent Deferred Sales
     Charge)                                                2/4/94          6.94%         N/A        10.24%

   S&P 500 Stock Index                                     1/31/92         28.58%      24.06%        20.08%
   Lehman Brothers Aggregate Bond Index                    1/31/92          8.67%       7.27%         7.95%


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

       [LOGO]
          RISK/RETURN SUMMARY                               FUND EXPENSES


   FEES AND EXPENSES -- GROWTH AND INCOME FUNDS


   THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD A OR B SHARES OF THE FUNDS.


   Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price. The fees and expenses for each Fund and Class are based upon current contractual investment advisory fees and the other actual operating expenses of that Fund and Class for the fiscal year ended May 31, 1999.



                                                            FEE TABLE

                                                                         EQUITY INCOME FUND      BALANCED ALLOCATION FUND
                                                                       INVESTOR A   INVESTOR B   INVESTOR A    INVESTOR B

      SHAREHOLDER FEES
      (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

      Maximum Sales Charge (Load)(1) Imposed on Purchases (as a
      percentage of offering price)                                      5.50%         None         4.75%          None
      Maximum Deferred Sales Charge (Load)(2)
      (as a percentage of offering price or sale price,
      whichever is less)                                                  None        5.00%          None         5.00%
      Redemption Fee(3)                                                   None         None          None          None
      Exchange Fee(4)                                                     None         None          None          None
      ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
      FROM FUND ASSETS)

      Management Fees                                                    0.75%        0.75%         0.75%         0.75%
      Distribution and Service (12b-1) Fees(5)                           0.25%        1.00%         0.25%         1.00%

      Other Expenses                                                     0.34%        0.34%         0.36%         0.36%
      Total Annual Fund Operating Expenses                               1.34%        2.09%         1.36%         2.11%



   (1) The sales charge may be reduced or eliminated under certain circumstances. See "Distribution Arrangements/Sales Charges."


   (2) The CDSC on Investor B Shares declines over five years starting with year one and ending in year six from: 5.00%, 5.00%, 4.00%, 3.00%, 2.00%.
       Investor B Shares which were purchased prior to January 1, 1997, are subject to a CDSC which declines over four years ending in year five from: 4.00%, 4.00%, 3.00%, 2.00%.


   (3) If you invest $1,000,000 or more in Investor A Shares of the Funds, your shares will be subject to a redemption fee of 1.00% for redemptions of such shares made within one year of the date of purchase. In addition, although no such fee is currently in place the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.



   (4) Exchanges into the Funds from a Money Market Fund will be normally subject to a sales charge.



   (5) Shareholders should be aware that due to the distribution fees, a long-term shareholder in a Fund may pay over time more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

   RISK/RETURN SUMMARY                                      FUND EXPENSES

                                                    EXAMPLE


                                                                                    1        3        5       10
                                                                                 YEAR    YEARS    YEARS    YEARS
                                                EQUITY INCOME FUND
                                                  INVESTOR A SHARES              $679   $  951   $1,244   $2,074
                                                  INVESTOR B SHARES
                                                    ASSUMING REDEMPTION          $712   $1,055   $1,324   $2,139
                                                    ASSUMING NO REDEMPTION       $212   $  655   $1,124   $2,139
                                                BALANCED ALLOCATION FUND
                                                  INVESTOR A SHARES              $607   $  885   $1,184   $2,032
                                                  INVESTOR B SHARES
                                                    ASSUMING REDEMPTION          $714   $1,061   $1,334   $2,160
                                                    ASSUMING NO REDEMPTION       $214   $  661   $1,134   $2,160


This Example is intended to help
   you compare the cost of
   investing in the Funds with
   the cost of investing in
   other mutual funds.

The Example assumes that you
   invest $10,000 in the Funds
   for the time periods
   indicated and then redeem all
   of your shares at the end of
   those periods. The Example
   also assumes that your
   investment has a 5% return
   each year and that each
   Fund's operating expenses
   remain the same. Although
   your actual costs may be
   higher or lower, based on
   these assumptions your costs
   would be:

       [LOGO]

          RISK/RETURN SUMMARY                                   BOND FUND


   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities.

   - PRINCIPAL INVESTMENT STRATEGIES. The Fund invests at least 80% of its total assets in investment grade securities of all types. Such securities will be rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, which the Adviser deems are of comparable quality. The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 12 years.


   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are interest rate risk, credit risk and management risk. Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest income. Because the Fund may invest in mortgage-related or asset-backed securities, it is subject to the risk that mortgages or other assets may be prepaid when interest rates decline, forcing the Fund to invest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional fixed-income securities.


   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

     - Wish to preserve and protect your assets while potentially staying ahead of inflation.


     - Want a dependable source of monthly income.



     - Need additional diversification in your portfolio to reduce volatility.


     - Can keep your money invested for a minimum of two to three years.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   RISK/RETURN SUMMARY                                          BOND FUND

   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the Bond Fund
   has performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over ten
   years to demonstrate that the
   Fund has gained or lost value
   at different times. The table
   below compares the Fund's
   average annual returns for 1,
   5 and 10 year periods and
   since inception to those of
   the Lehman Brothers Aggregate
   Bond Index. Past performance
   does not indicate how the Fund
   will perform in the future.

   The returns for Investor B
   Shares will differ from the
   Investor A returns shown in
   the bar chart because of
   differences in expenses of
   each class. The table below
   assumes that Investor B
   shareholders redeem all their
   fund shares at the end of the
   period indicated.

                                                PERFORMANCE BAR CHART

                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)

1989                                                                             11.91%
----                                                                             -----
90                                                                                8.12%
91                                                                               15.03%
92                                                                                6.24%
93                                                                                9.89%
94                                                                               -3.64%
95                                                                               17.08%
96                                                                                3.13%
97                                                                                9.06%
98                                                                                7.28%

                                   The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                   During the period shown in the bar chart, the Fund's:

                                   Best Quarter was     6.89% 2nd quarter 1989


                                   Worst Quarter was  -2.62%  1st quarter 1994


                                 PERFORMANCE TABLE

                          Average Annual Total Returns(1)
                     (for the periods ended December 31, 1998)



                                                               FUND OR CLASS   PAST     PAST       PAST       SINCE
                                                                 INCEPTION     YEAR    5 YEARS   10 YEARS   INCEPTION
   Investor A Shares
     (with 4.75% sales charge)                                   10/31/88      2.13%    5.32%     7.73%       7.49%
   Investor B Shares
     (with applicable Contingent Deferred Sales Charge)            2/4/94      1.47%      N/A       N/A       5.33%

   Lehman Brothers Aggregate Bond Index                          10/31/88      8.67%    7.27%     9.26%       8.98%


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

       [LOGO]

          RISK/RETURN SUMMARY    INTERMEDIATE GOVERNMENT OBLIGATIONS FUND


   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities.


   - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund expects to maintain a dollar-weighted average portfolio maturity of three to ten years. The Fund normally invests in U.S. Treasury bills, notes or bonds and other U.S. government securities. The Fund also may invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.



   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are interest rate risk, credit risk and management risk. Increases in interest rates may cause the value of the Fund's investments to decline and a decrease in value may not be offset by higher interest income. Because the Fund may invest in mortgage-related securities, it is subject to the risk that mortgages may be prepaid when interest rates decline, forcing the Fund to invest in securities with lower interest rates. For this and other reasons, mortgage-related securities may have significantly greater price and yield volatility than traditional debt securities.


   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:


     - Wish to preserve and protect your assets while potentially staying ahead of inflation.


     - Want a dependable source of monthly income.

     - Need additional diversification in your portfolio to reduce volatility.

     - Can keep your money invested for a minimum of two to three years.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   RISK/RETURN SUMMARY           INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the Intermediate
   Government Obligations Fund
   has performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over ten
   years to demonstrate that the
   Fund has gained or lost value
   at different times. The table
   below compares the Fund's
   average annual returns for 1,
   5 and 10 year periods and
   since inception to those of
   the Lehman Brothers
   Intermediate Government Index.
   Past performance does not
   indicate how the Fund will
   perform in the future.

   The returns for Investor B
   Shares will differ from the
   Investor A returns shown in
   the bar chart because of
   differences in expenses of
   each class. The table below
   assumes that Investor B
   shareholders redeem all their
   fund shares at the end of the
   period indicated.


                                                PERFORMANCE BAR CHART

                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)

1989                                                                             10.05%
----                                                                             -----
90                                                                                8.81%
91                                                                               13.77%
92                                                                                5.33%
93                                                                                7.37%
94                                                                               -2.45%
95                                                                               13.20%
96                                                                                2.88%
97                                                                                6.62%
98                                                                                7.35%

                                  The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                  During the period shown in the bar chart, the Fund's:

                                  Best Quarter was     5.23% 2nd quarter 1989


                                  Worst Quarter was  -1.88%  1st quarter 1994


                                 PERFORMANCE TABLE

                          Average Annual Total Returns(1)
                     (for the periods ended December 31, 1998)



                                                               FUND OR CLASS   PAST     PAST       PAST       SINCE
                                                                 INCEPTION     YEAR    5 YEARS   10 YEARS   INCEPTION
   Investor A Shares
     (with 4.75% sales charge)                                   10/31/88      2.26%    4.36%     6.67%       6.44%
   Investor B Shares
     (with applicable Contingent Deferred Sales Charge)            2/4/94      1.50%      N/A       N/A       4.28%

   Lehman Brothers Intermediate Government Index                 10/31/88      8.47%    6.45%     8.34%       8.11%


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

 [LOGO]

          RISK/RETURN SUMMARY                 U.S. GOVERNMENT INCOME FUND


   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities.


   - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund also may invest up to 20% of its total assets in mortgage-related securities and short-term obligations. The Fund expects to maintain a dollar-weighted average portfolio maturity of three to ten years.



   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are interest rate risk, credit risk and management risk. Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest income. Because the Fund invests primarily in mortgage-related securities, it is subject to the risk that mortgages may be prepaid when interest rates decline, forcing the Fund to invest in securities with lower interest rates. For this and other reasons, mortgage-related securities may have significantly greater price and yield volatility than traditional debt securities.


   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

     - Want a high level of monthly income without a high degree of risk.

     - Wish to diversify your investment portfolio to reduce volatility.

     - Can keep your money invested for a minimum of two to three years.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   RISK/RETURN SUMMARY                        U.S. GOVERNMENT INCOME FUND

   PERFORMANCE SUMMARY


   The chart and table on this
   page show how the U.S.
   Government Income Fund has
   performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over six
   years to demonstrate that the
   Fund has gained or lost value
   at different times. The table
   below compares the Fund's
   average annual returns for 1
   and 5 year periods and since
   inception to those of the
   Lehman Brothers Mortgage-
   Backed Securities Index which
   covers all fixed-rate
   securities backed by mortgage
   pools of the Government
   National Mortgage Association
   (GNMA), Federal Home Loan
   Mortgage Corporation (FHLMC)
   and Federal National Mortgage
   Association (FNMA). Past
   performance does not indicate
   how the Fund will perform in
   the future.


   The returns for Investor B
   Shares will differ from the
   Investor A returns shown in
   the bar chart because of
   differences in expenses of
   each class. The table below
   assumes that Investor B
   shareholders redeem all their
   fund shares at the end of the
   period indicated.


                                                PERFORMANCE BAR CHART

                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)

1993                                                                             7.41%
----                                                                             ----
94                                                                                -0.7%
95                                                                               13.50%
96                                                                                4.54%
97                                                                                7.84%
98                                                                                6.80%


                               The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                               During the period shown in the bar chart, the Fund's:

                               Best Quarter was     3.88%   2nd quarter  1995


                               Worst Quarter was  -1.13%    1st quarter  1994


                                PERFORMANCE TABLE

                          Average Annual Total Returns(1)
                     (for the periods ended December 31, 1998)



                                             FUND OR CLASS      PAST        PAST          PAST          SINCE
                                               INCEPTION        YEAR       5 YEARS      10 YEARS      INCEPTION
   Investor A Shares
     (with 4.75% sales charge)                 11/12/92         1.75%       5.27%          N/A          5.56%
   Investor B Shares
     (with applicable Contingent
     Deferred Sales Charge)                      2/4/94         1.12%         N/A          N/A          5.22%

   Lehman Brothers Mortgage-Backed
     Securities Index                          11/12/92         6.97%       7.23%          N/A          7.24%


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

 [LOGO]

          RISK/RETURN SUMMARY                  LIMITED MATURITY BOND FUND


   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities.

   - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its total assets in investment grade debt securities of all types. The Fund invests primarily in corporate bonds, U.S. government obligations, and mortgage-related and asset-backed securities. Such securities will be rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, which the Adviser deems are of comparable quality. The Fund expects to maintain a dollar-weighted average portfolio maturity of one to five years.


   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest income. Because the Fund may invest in mortgage-related or asset-backed securities, it is subject to the risk that mortgages or other assets may be prepaid when interest rates decline, forcing the Fund to invest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.


   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

     - Wish to preserve and protect your assets while potentially staying ahead of inflation.

     - Want a dependable source of monthly income.

     - Need additional diversification in your portfolio to reduce volatility.

     - Can keep your money invested for a minimum of two to three years.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   RISK/RETURN SUMMARY                         LIMITED MATURITY BOND FUND

   PERFORMANCE SUMMARY


   The chart and table on this
   page show how the Limited
   Maturity Bond Fund has
   performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over ten
   years to demonstrate that the
   Fund has gained or lost value
   at different times. The table
   below compares the Fund's
   average annual returns for 1,
   5 and 10 year periods and
   since inception to those of
   the Merrill Lynch 1-3 Year
   Government/Corporate Index,
   which represents the total
   returns of short-term
   government and corporate
   bonds. Past performance does
   not indicate how the Fund will
   perform in the future.


   The returns for Investor B
   Shares will differ from the
   Investor A returns shown in
   the bar chart because of
   differences in expenses of
   each class. The table below
   assumes that Investor B
   shareholders redeem all their
   fund shares at the end of the
   period indicated.

                                                PERFORMANCE BAR CHART

                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)

1989                                                                              9.55%
90                                                                                7.83%
91                                                                               12.23%
92                                                                                5.76%
93                                                                                6.88%
94                                                                               -0.97%
95                                                                               10.96%
96                                                                                3.86%
97                                                                                5.66%
98                                                                                6.13%

                           The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                           During the period shown in the bar chart, the Fund's:

                           Best Quarter was     4.82%        2nd quarter 1989


                           Worst Quarter was  -1.25%         1st quarter 1994


                                 PERFORMANCE TABLE

                          Average Annual Total Returns(1)
                     (for the periods ended December 31, 1998)



                                                               FUND OR CLASS   PAST     PAST       PAST       SINCE
                                                                 INCEPTION     YEAR    5 YEARS   10 YEARS   INCEPTION
   Investor A Shares
     (with 2.75% sales charge)                                   10/31/88      3.20%    4.48%     6.43%       6.34%
   Investor B Shares
     (with applicable Contingent Deferred Sales Charge)            2/4/94      0.36%      N/A       N/A       3.97%

   Merrill Lynch 1-3 Year Government/Corporate Index             10/31/88      7.01%    6.04%     7.45%       7.33%


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

  [LOGO]
          RISK/RETURN SUMMARY                               FUND EXPENSES



   FEES AND EXPENSES -- INCOME FUNDS


   THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD A OR B SHARES OF THE FUNDS.


   Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price. The fees and expenses for each Fund and Class are based upon current contractual investment advisory fees and the other actual operating expenses of that Fund and Class for the fiscal year ended May 31, 1999.


                                                            FEE TABLE

                                                                     INTERMEDIATE
                                                                      GOVERNMENT              U.S. GOVERNMENT
       SHAREHOLDER FEES (FEES PAID           BOND FUND             OBLIGATIONS FUND             INCOME FUND
      DIRECTLY FROM YOUR INVESTMENT)  INVESTOR A   INVESTOR B   INVESTOR A   INVESTOR B   INVESTOR A   INVESTOR B
      Maximum Sales Charge (Load)(1)
      Imposed on Purchases (as a
      Percentage of offering price)      4.75%        None         4.75%        None         4.75%        None
      -------------------------------------------------------------------------------------------------------------
      Maximum Deferred Sales Charge
      (Load)(2) (as a percentage of
      offering price or sale price,
      whichever is less)                 None         5.00%        None         5.00%        None         5.00%
      -------------------------------------------------------------------------------------------------------------
      Redemption Fee(3)                  None         None         None         None         None         None
      -------------------------------------------------------------------------------------------------------------
      Exchange Fee(4)                    None         None         None         None         None         None
      -------------------------------------------------------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES
      (EXPENSES THAT ARE DEDUCTED
      FROM FUND ASSETS)

      Management Fees                    0.55%        0.55%        0.55%        0.55%        0.55%        0.55%
      -------------------------------------------------------------------------------------------------------------
      Distribution and Service
      (12b-1) Fees(5)                    0.25%        1.00%        0.25%        1.00%        0.25%        1.00%
      -------------------------------------------------------------------------------------------------------------
      Other Expenses                     0.29%        0.29%        0.34%        0.34%        0.35%        0.35%
      -------------------------------------------------------------------------------------------------------------
      Total Annual Fund Operating
      Expenses                           1.09%        1.84%        1.14%        1.89%        1.15%        1.90%
      -------------------------------------------------------------------------------------------------------------
      Fee Waivers/Reimbursements(6)      0.05%        0.05%        0.05%        0.05%        0.05%        0.05%
      -------------------------------------------------------------------------------------------------------------
      Net Annual Fund Operating
      Expenses                           1.04%        1.79%        1.09%        1.84%        1.10%        1.85%


                                           LIMITED MATURITY
       SHAREHOLDER FEES (FEES                  BOND FUND
      DIRECTLY FROM YOUR INVES          INVESTOR A   INVESTOR B
      Maximum Sales Charge (Load) (1)
      Imposed on Purchases (as a
      Percentage of offering price      2.75%        None
      ---------------------------------------------------------
      Maximum Deferred Sales Charge
      (Load)(2) (as a percentage of
      offering price or sale price,
      whichever is less)                None         5.00%
      ---------------------------------------------------------
      Redemption Fee(3)                 None         None
      ---------------------------------------------------------
      Exchange Fee(4)                   None         None
      ---------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES
      (EXPENSES THAT ARE DEDUCTED
      FROM FUND ASSETS)
      Management Fees                   0.45%        0.45%
      ---------------------------------------------------------
      Distribution and Service
      (12b-1) Fees(5)                   0.25%        1.00%
      ---------------------------------------------------------
      Other Expenses                    0.33%        0.33%
      ---------------------------------------------------------
      Total Annual Fund Operating
      Expenses                          1.03%        1.78%
      ---------------------------------------------------------
      Fee Waivers/Reimbursemen          0.05%        0.05%
      ---------------------------------------------------------
      Net Annual Fund Operatin
      Expenses                          0.98%        1.73%



   (1) The sales charge may be reduced or eliminated under certain circumstances. See "Distribution Arrangements/Sales Charges"



   (2) The CDSC on Investor B Shares declines over five years starting with year one and ending in year six from: 5.00%, 5.00%, 4.00%, 3.00%, 2.00%.
       Investor B Shares which were purchased prior to January 1, 1997, are subject to a CDSC which declines over four years ending in year five from: 4.00%, 4.00%, 3.00%, 2.00%.



   (3) If you invest $1,000,000 or more in Investor A Shares of the Funds, your shares will be subject to a redemption fee of 1.00% (and 0.25% for the Limited Maturity Bond Fund) for redemptions of such shares made within one year of the date of purchase. In addition, although no such fee is currently in place the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.



   (4) Exchanges into the Funds from a Money Market Fund will be normally subject to a sales charge.



   (5) Shareholders should be aware that due to the distribution fees, a long-term shareholder in a Fund may pay over time more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.



   (6) The Administrator is currently waiving a portion of its fees for the current fiscal year. The Administrator may revise or cancel this expense limitation at any time and will notify you of any material change.

   RISK/RETURN SUMMARY                                      FUND EXPENSES





                                                    EXAMPLE


                                                                                    1        3        5       10
                                                                                 YEAR    YEARS    YEARS    YEARS
                                                BOND FUND
                                                  INVESTOR A SHARES              $581   $  805   $1,047   $1,741
                                                  INVESTOR B SHARES
                                                    ASSUMING REDEMPTION          $687   $  979   $1,195   $1,870
                                                    ASSUMING NO REDEMPTION       $187   $  579   $  995   $1,870
                                                INTERMEDIATE GOVERNMENT
                                                OBLIGATIONS FUND
                                                  INVESTOR A SHARES              $586   $  820   $1,073   $1,795
                                                  INVESTOR B SHARES
                                                    ASSUMING REDEMPTION          $692   $  994   $1,221   $1,924
                                                    ASSUMING NO REDEMPTION       $192   $  594   $1,021   $1,924
                                                U.S. GOVERNMENT INCOME FUND
                                                  INVESTOR A SHARES              $587   $  823   $1,078   $1,806
                                                  INVESTOR B SHARES
                                                    ASSUMING REDEMPTION          $693   $  997   $1,226   $1,935
                                                    ASSUMING NO REDEMPTION       $193   $  597   $1,026   $1,935
                                                LIMITED MATURITY BOND FUND
                                                  INVESTOR A SHARES              $377   $  594   $  828   $1,500
                                                  INVESTOR B SHARES
                                                    ASSUMING REDEMPTION          $681   $  960   $1,164   $1,804
                                                    ASSUMING NO REDEMPTION       $181   $  560   $  964   $1,804


This Example is intended to help
   you compare the cost of
   investing in the Funds with
   the cost of investing in
   other mutual funds.

The Example assumes that you
   invest $10,000 in the Funds
   for the time periods
   indicated and then redeem all
   of your shares at the end of
   those periods. The Example
   also assumes that your
   investment has a 5% return
   each year and that each
   Fund's operating expenses
   remain the same. Although
   your actual costs may be
   higher or lower, based on
   these assumptions your costs
   would be:

       [LOGO]
          RISK/RETURN SUMMARY                MICHIGAN MUNICIPAL BOND FUND

   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide current income exempt from federal income taxes and, to the extent possible, from Michigan personal income taxes, as is consistent with conservation of capital.

   - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in Michigan municipal securities and debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands, or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan State income and intangible taxes, although such income may be subject to the federal alternative minimum tax when received by certain shareholders. The Fund expects to maintain a dollar-weighted average portfolio maturity of two to ten years.

   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in Michigan municipal income securities may also include exposure to special factors that may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities or the rights of investors in these securities.

     Due to the level of investment in municipal obligations issued by the State of Michigan and its political subdivisions, the performance of the Fund will be closely tied to the economic and political conditions in the State of Michigan, and, therefore, an investment in the Fund may be riskier than an investment in other types of municipal bond funds. The State's economy is principally dependent upon manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture and historically has been highly cyclical. When a Fund's assets are concentrated in obligations from revenues of similar projects issued by issuers located in the same state or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) related to such securities to a greater extent than if its assets were not so concentrated.

     In addition, the Fund is not "diversified," meaning that it can invest a greater percentage of its assets in a particular issuer. Factors affecting these issuers could have a more significant adverse effect on the Fund's net asset value.

   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

      - Wish to earn investment income that is exempt from federal income tax.

      - Live in Michigan and wish to earn investment income that is also exempt from state income tax.

      - Want to support Michigan municipalities by purchasing their debt securities.

      - Seek to reduce volatility in your portfolio through increased diversification.

      - Can keep your money invested for a minimum of one to two years.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   RISK/RETURN SUMMARY                       MICHIGAN MUNICIPAL BOND FUND


   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the Michigan
   Municipal Bond Fund has
   performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over eight
   years to demonstrate that the
   Fund has gained or lost value
   at different times. The table
   below compares the Fund's
   average annual returns for 1
   and 5 year periods and since
   inception to those of the
   Lehman Brothers 3-15 Year
   Municipal Bond Index. Past
   performance does not indicate
   how the Fund will perform in
   the future.


   The table measures performance
   in terms of total return.
   However, this Fund is managed
   for yield and not total
   return.

   The returns for Investor B
   Shares will differ from the
   Investor A returns shown in
   the bar chart because of
   differences in expenses of
   each class. The table assumes
   that Investor B shareholders
   redeem all their fund shares
   at the end of the period
   indicated.

                                                PERFORMANCE BAR CHART


                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)

1991                                                                              9.78%
----                                                                              ----

92                                                                                6.98%

93                                                                                9.67%

94                                                                                  -3%

95                                                                               13.24%

96                                                                                2.84%

97                                                                                6.91%

98                                                                                4.75%


The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

During the period shown in the bar chart, the Fund's:


Best Quarter was     5.19%                     1st quarter  1995


Worst Quarter was  -3.27%                      1st quarter  1994

                              PERFORMANCE TABLE


                       Average Annual Total Returns(1)
                  (for the periods ending December 31, 1998)



                                                                FUND OR CLASS   PAST     PAST       PAST       SINCE
                                                                  INCEPTION     YEAR    5 YEARS   10 YEARS   INCEPTION
   Investor A Shares
     (with 4.75% sales charge)                                     7/02/90      -0.20%   3.80%       N/A       5.70%
   Investor B Shares
     (with applicable Contingent Deferred Sales Charge)            2/04/94      -1.00%     N/A       N/A       3.65%

   Lehman Brothers 3-15 Year Municipal Bond Index                  7/02/90


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

 [LOGO]
          RISK/RETURN SUMMARY                    NATIONAL TAX EXEMPT BOND FUND
                                                 FORMERLY MUNICIPAL BOND FUND



   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide current income exempt from federal income taxes as is consistent with conservation of capital.


   - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in a diversified portfolio of municipal securities the interest on which is both exempt from federal income taxes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. These securities are not treated as tax-exempt obligations for purposes of measuring compliance with the 80% limitation. The Fund expects to maintain a dollar-weighted average portfolio maturity of two to ten years.

   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in municipal securities may also have exposure to special factors that may adversely affect the value of these securities, and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities or the rights of investors in these securities.

   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

     - Wish to earn investment income that is exempt from federal income tax.


     - Want to support U.S. cities and states by purchasing their debt securities.



     - Seek to reduce volatility in your portfolio through increased diversification.



     - Can keep your money invested for a minimum of one to two years.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   RISK/RETURN SUMMARY                      NATIONAL TAX EXEMPT BOND FUND


   PERFORMANCE SUMMARY


   The chart and table on this
   page show how the National Tax
   Exempt Bond Fund has performed
   and how its performance has
   varied from year to year. The
   bar chart gives an indication
   of risk by showing changes in
   the Fund's yearly performance
   over ten years to demonstrate
   that the Fund has gained or
   lost value at different times.
   The table below compares the
   Fund's average annual returns
   for 1, 5 and 10 year periods
   and since inception to those
   of the Lehman Brothers
   Municipal Bond Index. Past
   performance does not indicate
   how the Fund will perform in
   the future.


   This table measures
   performance in terms of total
   return. However, this Fund is
   managed for yield and not
   total return.

   The returns for Investor B
   Shares will differ from the
   Investor A returns shown in
   the bar chart because of
   differences in expenses of
   each class. The table assumes
   that Investor B shareholders
   redeem all their fund shares
   at the end of the period
   indicated.

                                                PERFORMANCE BAR CHART


                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)


1989                                                                              7.57%

90                                                                                6.01%

91                                                                                9.16%

92                                                                                7.46%

93                                                                                9.01%

94                                                                                -3.3%

95                                                                               13.29%

96                                                                                2.63%

97                                                                                6.22%

98                                                                                4.73%


The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

During the period shown in the bar chart, the Fund's:

Best Quarter was     5.62%                     1st quarter  1995


Worst Quarter was  -3.24%                      1st quarter  1994


                                 PERFORMANCE TABLE

                          Average Annual Total Returns(1)
                     (for the periods ended December 31, 1998)



                                                              FUND OR CLASS   PAST     PAST       PAST       SINCE
                                                                INCEPTION     YEAR    5 YEARS   10 YEARS   INCEPTION
   Investor A Shares
     (with 4.75% sales charge)                                  10/31/88      -0.27%   3.56%     5.67%       5.63%

   Investor B Shares
     (with applicable Contingent Deferred Sales Charge)           2/4/94      -1.09%     N/A       N/A       3.38%

   Lehman Brothers Municipal Bond Index                         10/31/88      6.48%    6.23%     8.22%       8.09%


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

 [LOGO]
          RISK/RETURN SUMMARY                               FUND EXPENSES


   FEES AND EXPENSES -- TAX-FREE INCOME FUNDS


   THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD A OR B SHARES OF THE FUNDS.


   Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price. The fees and expenses for each Fund and Class are based upon current contractual investment advisory fees and the other actual operating expenses of that Fund and Class for the fiscal year ended May 31, 1999.



                                                            FEE TABLE

                                                            MICHIGAN MUNICIPAL BOND FUND   NATIONAL TAX EXEMPT BOND FUND
                                                             INVESTOR A      INVESTOR B     INVESTOR A      INVESTOR B

      SHAREHOLDER FEES
      (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

      Maximum Sales Charge (Load)(1) Imposed on
      Purchases (as a Percentage of offering price)             4.75%           None           4.75%            None
      Maximum Deferred Sales Charge (Load)(2)
      (as a percentage of offering price or sale
      price whichever is less)                                   None          5.00%            None           5.00%
      Redemption Fee(3)                                          None           None            None            None
      Exchange Fee(4)                                            None           None            None            None
      ANNUAL FUND OPERATING EXPENSES
      (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

      Management Fees                                           0.55%          0.55%           0.55%           0.55%
      Distribution and Service (12b-1) Fees(5)                  0.25%          1.00%           0.25%           1.00%
      Other Expenses                                            0.31%          0.31%           0.32%           0.32%
      Total Annual Fund Operating Expenses                      1.11%          1.86%           1.12%           1.87%
      Fee Waivers/Reimbursements(6)                             0.10%          0.10%           0.10%           0.10%
      Net Annual Fund Operating Expenses                        1.01%          1.76%           1.02%           1.77%



   (1) The sales charge may be eliminated under certain circumstances. See "Distribution Arrangements/Sales Charges."


   (2) The CDSC on Investor B Shares declines over five years starting with year one and ending in year six from: 5.00%, 5.00%, 4.00%, 3.00%, 2.00%.
       Investor B Shares which were purchased prior to January 1, 1997, are subject to a CDSC which declines over four years ending in year five from: 4.00%, 4.00%, 3.00%, 2.00%.


   (3) If you invest $1,000,000 or more in Investor A Shares of the Funds, your shares will be subject to a redemption fee of 1.00% (.25% for Limited Maturity Bond Fund) for redemptions of such shares made within one year of the date of purchase. In addition, although no such fee is currently in place the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.



   (4) Exchanges into the Funds from a Money Market Fund will be normally subject to a sales charge.



   (5) Shareholders should be aware that due to the distribution fees, a long-term shareholder in a Fund may pay over time more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.



   (6) The Administrator is currently waiving a portion of its fees for the current fiscal year. The Administrator may revise or cancel this expense limitation at any time and will notify you of any material change.

   RISK/RETURN SUMMARY                                      FUND EXPENSES

                                                    EXAMPLE



                                                                                    1        3        5       10
                                                                                 YEAR    YEARS    YEARS    YEARS
                                                MICHIGAN MUNICIPAL BOND FUND
                                                  INVESTOR A SHARES              $583   $  811   $1,058   $1,762
                                                  INVESTOR B SHARES
                                                     ASSUMING REDEMPTION         $689   $  985   $1,206   $1,892
                                                     ASSUMING NO REDEMPTION      $189   $  585   $1,006   $1,892
                                                NATIONAL TAX EXEMPT BOND FUND
                                                  INVESTOR A SHARES              $584   $  814   $1,063   $1,773
                                                  INVESTOR B SHARES
                                                     ASSUMING REDEMPTION         $690   $  988   $1,211   $1,903
                                                     ASSUMING NO REDEMPTION      $190   $  588   $1,011   $1,903



This Example is intended to help
   you compare the cost of
   investing in the Funds with
   the cost of investing in
   other mutual funds.



The Example assumes that you
   invest $10,000 in the Funds
   for the time periods
   indicated and then redeem all
   of your shares at the end of
   those periods. The Example
   also assumes that your
   investment has a 5% return
   each year and that each
   Fund's operating expenses
   remain the same. Although
   your actual costs may be
   higher or lower, based on
   these assumptions your costs
   would be:

       [LOGO]
          RISK/RETURN SUMMARY                               TAX-FREE FUND


   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide as high a level of current interest income free from federal income taxes, consistent with the preservation of capital and relative stability of principal.



   - PRINCIPAL INVESTMENT STRATEGIES. The Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share, although there is no guarantee that the net asset value will not vary. The Fund normally invests at least 80% of its total assets in municipal obligations the interest on which is exempt from federal income tax and not subject to the federal alternative minimum tax. These securities will have short-term debt ratings in the two highest rating categories of at least two nationally recognized statistical rating organizations, or will be unrated securities of comparable quality. The Fund's dollar-weighted average portfolio maturity will not exceed 90 days. The Fund will not purchase any security which matures in more than 397 days.



   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are interest rate risk, credit risk and management risk. The Fund's investments in municipal securities may also have exposure to special factors that may adversely affect the value of municipal securities, and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities or the rights of investors in these securities.


   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you are:
     - An investor in a high tax bracket.
     - Seeking liquidity.

     - Seeking current income exempt from federal income taxes.



   An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the Tax-Free
   Fund has performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over ten
   years to demonstrate that the
   Fund's return has varied at
   different times. The Fund does
   not offer Investor B Shares.
   Past performance does not
   indicate how the Fund will
   perform in the future.

                                                PERFORMANCE BAR CHART

                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)

'1989'                                                                           6.08%
'90'                                                                             5.46%
'91'                                                                             3.96%
'92'                                                                             2.53%
'93                                                                              1.81%
'94'                                                                             2.24%
'95'                                                                             3.16%
'96'                                                                             2.69%
'97'                                                                             2.97%
'98'                                                                             2.75%


                           During the period shown in the bar chart, the Fund's:


                           Best Quarter was    1.58%         4th quarter 1989


                           Worst Quarter was   0.41%          1st quarter 1994


                               PERFORMANCE TABLE

                          Average Annual Total Returns
                   (for the periods ended December 31, 1998)



                                                              INCEPTION   PAST     PAST       PAST       SINCE
                                                                DATE      YEAR    5 YEARS   10 YEARS   INCEPTION
   Investor A Shares                                           7/30/87    2.75%    2.76%     3.36%       3.52%



For current yield information on the Fund, call 1-800-451-8377. The Tax-Free Fund's yield appears in The Wall Street Journal each Thursday.


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

       [LOGO]
          RISK/RETURN SUMMARY                      PRIME OBLIGATIONS FUND

   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide current income with liquidity and stability of principal.


   - PRINCIPAL INVESTMENT STRATEGIES. The Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share, although there is no guarantee that the net asset value per share will not vary. The Fund invests in high-quality money market instruments, including municipal securities and other instruments deemed to be of comparable high quality as determined by the Board of Trustees. These securities will have short-term debt ratings in the two highest rating categories of at least two nationally recognized statistical rating organizations, or will be unrated securities of comparable quality. The Fund's dollar-weighted average portfolio maturity will not exceed 90 days. The Fund will not purchase any security which matures in more than 397 days.



   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are interest rate risk, credit risk and management risk.


   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you are:
     - Seeking current income through a liquid investment.
     - Looking for a conservative investment to balance out more aggressive investments.


   An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


   PERFORMANCE SUMMARY


   The chart and table on this
   page show how the Prime
   Obligations Fund has performed
   and how its performance has
   varied from year to year. The
   bar chart gives an indication
   of risk by showing changes in
   the Fund's yearly performance
   over ten years to demonstrate
   that the Fund's return has
   varied at different times.
   Past performance does not
   indicate how the Fund will
   perform in the future.


   The returns for Investor B
   Shares will differ from the
   Investor A returns shown in
   the bar chart because of
   differences in expenses of
   each class. The table assumes
   that Investor B shareholders
   redeem all their fund shares
   at the end of the period
   indicated.

                                                PERFORMANCE BAR CHART

                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)

'1989'                                                                           8.98%
'90'                                                                             7.90%
'91'                                                                             5.96%
'92'                                                                             3.56%
'93'                                                                             2.61%
'94'                                                                             3.62%
'95'                                                                             5.32%
'96'                                                                             4.46%
'97'                                                                             5.01%
'98'                                                                             4.94%


                                     During the period shown in the bar chart, the Fund's:



                                                        Best Quarter was       2.31%  2nd quarter  1989
                                                        Worst Quarter was      0.63%  2nd quarter  1993


                               PERFORMANCE TABLE

                          Average Annual Total Returns
                   (for the periods ended December 31, 1998)

                                                                CLASS     PAST     PAST       PAST       SINCE
                                                              INCEPTION   YEAR    5 YEARS   10 YEARS   INCEPTION
   Investor A Shares                                           8/24/87    4.94%    4.67%     5.22%       5.45%
   Investor B Shares*
     (with applicable Contingent Deferred Sales Charge)        9/30/97    4.00%      N/A       N/A       4.04%



For current yield information on the Fund, call 1-800-451-8377. The Prime Obligations Fund's yield appears in The Wall Street Journal each Thursday.



*The table above reflects the impact of any contingent deferred sales charges that apply to Investor B Shares of the Prime Obligations Fund.


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

       [LOGO]
          RISK/RETURN SUMMARY            U.S. GOVERNMENT OBLIGATIONS FUND

   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide current income with liquidity and stability of principal.


   - PRINCIPAL INVESTMENT STRATEGIES. The Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share, although there is no guarantee that the net asset value per share will not vary. The Fund normally invests at least 65% of its total assets in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Other securities purchased by the Fund will be high quality money market instruments and comparable investments. These securities will have short-term debt ratings in the two highest rating categories of at least two nationally recognized statistical rating organizations or will be unrated securities of comparable quality. The Fund's dollar-weighted average portfolio maturity will not exceed 90 days. The Fund will not purchase any security which matures in more than 397 days.



   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are interest rate risk, credit risk and management risk.


   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you are:

     - Seeking current income through a liquid investment.

     - Seeking current income.

     - Looking for a conservative investment to balance out more aggressive investments.


   An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the U.S.
   Government Obligations Fund
   has performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over ten
   years to demonstrate that the
   Fund's return has varied at
   different times. The Fund does
   not offer Investor B Shares.
   Past performance does not
   indicate how the Fund will
   perform in the future.
                                                PERFORMANCE BAR CHART
                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)

'1989'                                                                           8.66%
'90'                                                                             7.69%
'91'                                                                             5.62%
'92'                                                                             3.72%
'93'                                                                             2.54%
'94'                                                                             3.56%
'95'                                                                             5.28%
'96'                                                                             4.76%
'97'                                                                             4.88%
'98'                                                                             4.83%

                                     During the period shown in the bar chart, the Fund's:


                                                        Best Quarter was       2.23%  2nd quarter  1989
                                                        Worst Quarter was      0.61%  3rd quarter  1993


                               PERFORMANCE TABLE

                        Average Annual Total Returns(1)
                   (for the periods ended December 31, 1998)



                                                                  CLASS     PAST     PAST       PAST       SINCE
                                                                INCEPTION   YEAR    5 YEARS   10 YEARS   INCEPTION
   Investor A Shares                                             8/24/87    4.83%    4.66%     5.14%       5.35%



For current yield information on the Fund, call 1-800-451-8377. The U.S. Government Obligations Fund's yield appears in The Wall Street Journal each Thursday.


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

       [LOGO]
          RISK/RETURN SUMMARY                               TREASURY FUND

   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide current income with liquidity and stability of principal.


   - PRINCIPAL INVESTMENT STRATEGIES. The Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share. The Fund normally invests exclusively in obligations issued or guaranteed by the U.S. Treasury, its agencies or instrumentalities and repurchase agreements related to these securities. Other securities purchased by the Fund will be high quality money market instruments and other comparable investments. These securities will have short-term debt ratings in the two highest rating categories of at least two nationally recognized statistical rating organizations, or will be unrated securities of comparable quality. The Fund's dollar-weighted average portfolio maturity will not exceed 90 days. The Fund will not purchase any security which matures in more than 397 days.



   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are interest rate risk and management risk.


   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you are:

     - Seeking current income through a liquid investment.


     - Looking for a conservative investment to balance out more aggressive investments.



   An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the Treasury
   Fund has performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over five
   years to demonstrate that the
   Fund's return has varied at
   different times. The Fund does
   not offer Investor B Shares.
   Past performance does not
   indicate how the Fund will
   perform in the future.

                                                PERFORMANCE BAR CHART


                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)


'1994'                                                                           3.60%
'95'                                                                             5.32%
'96'                                                                             4.79%
'97'                                                                             4.96%
'98'                                                                             4.86%

                                     During the period shown in the bar chart, the Fund's:


                                                        Best Quarter was       1.34%  2nd quarter  1995
                                                        Worst Quarter was      0.63%  1st quarter  1994


                               PERFORMANCE TABLE

                        Average Annual Total Returns(1)
                   (for the periods ended December 31, 1998)



                                                                            PAST
                                                 CLASS          PAST          5           PAST          SINCE
                                               INCEPTION        YEAR        YEARS       10 YEARS      INCEPTION
   Investor A Shares                            12/1/93         4.86%       4.70%         N/A           4.67%



For current yield information on the Fund, call 1-800-451-8377. The Treasury Fund's yield appears in The Wall Street Journal each Thursday.



(1) Both the chart and the table assume reinvestment of dividends and distributions.

 [LOGO]

          RISK/RETURN SUMMARY                               FUND EXPENSES



   FEES AND EXPENSES -- MONEY MARKET FUNDS


   THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD A OR B SHARES OF THE FUNDS.


   Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price. The fees and expenses for each Fund and Class are based upon current contractual investment advisory fees and the other actual operating expenses of that Fund and Class for the fiscal year ended May 31, 1999.


                                                            FEE TABLE

                                                                                                                 U.S.
                                                                                                              GOVERNMENT
                                                                        TAX-FREE                              OBLIGATIONS
                                                                          FUND      PRIME OBLIGATIONS FUND       FUND
                                                                       INVESTOR A   INVESTOR A   INVESTOR B   INVESTOR A

      SHAREHOLDER FEES
      (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

      Maximum Sales Charge (Load) Imposed on Purchases (as a
      percentage of offering price)                                       None         None         None          None
      Maximum Deferred Sales Charge (Load) (as a percentage of
      offering price or sale price, whichever is less)                    None         None        5.00%(1)       None
      Redemption Fee(2)                                                   None         None         None          None
      Exchange Fee                                                        None         None         None          None
      ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
      FROM FUND ASSETS)

      Management Fees                                                    0.35%        0.35%        0.35%         0.35%
      Distribution and Service (12b-1) Fees(3)                           0.25%        0.25%        1.00%         0.25%

      Other Expenses                                                     0.29%        0.28%        0.27%         0.27%
      Total Annual Fund Operating Expenses                               0.89%        0.88%        1.62%         0.87%
      Fee Waivers/Reimbursements(3,4)                                    0.17%        0.17%        0.01%         0.17%
      Net Annual Fund Operating Expenses                                 0.72%        0.71%        1.61%         0.70%


                                                                    TREASURY
                                                                      FUND
                                                                   INVESTOR A
      SHAREHOLDER FEES
      (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
      Maximum Sales Charge (Load) Imposed on Purchases (as a
      percentage of offering price)                                   None
      Maximum Deferred Sales Charge (Load) (as a percentage of
      offering price or sale price, whichever is less)                None
      Redemption Fee(2)                                               None
      Exchange Fee                                                    None
      ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
      FROM FUND ASSETS)
      Management Fees                                                0.30%
      Distribution and Service (12b-1) Fees(3)                       0.25%
      Other Expenses                                                 0.26%
      Total Annual Fund Operating Expenses                           0.81%
      Fee Waivers/Reimbursements(3,4)                                0.24%
      Net Annual Fund Operating Expenses                             0.57%



   (1) The CDSC on Investor B Shares declines over five years starting with year one and ending in year six from: 5.00%, 5.00%, 4.00%, 3.00%, 2.00%.



   (2) If you invest $1,000,000 or more in Investor A Shares of the Funds, your shares will be subject to a redemption fee of 1.00% for redemptions of such shares made within one year of the date of purchase. In addition, although no such fee is currently in place the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.



   (3) The Distributor is currently limiting the 12b-1 fees for Investor A Shares to 0.10%. Shareholders should be aware that due to the distribution fees, a long-term shareholder in a Fund may pay over time more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.



   (4) The Administrator is currently waiving a portion of its fees for the current fiscal year. The Administrator may revise or cancel this expense limitation at any time and will notify you of any material change.

   RISK/RETURN SUMMARY                                      FUND EXPENSES


   FEES AND EXPENSES


   CONTINUED


                                                    EXAMPLE



                                                                                       1      3        5       10
                                                                                    YEAR   YEARS   YEARS    YEARS
                                                TAX-FREE FUND
                                                  INVESTOR A SHARES                 $ 91   $284   $  493   $1,096
                                                PRIME OBLIGATIONS FUND
                                                  INVESTOR A SHARES                 $ 90   $281   $  488   $1,084
                                                  INVESTOR B SHARES
                                                    ASSUMING REDEMPTION             $665   $911   $1,081   $1,631
                                                    ASSUMING NO REDEMPTION          $165   $511   $  881   $1,631
                                                U.S. GOVERNMENT OBLIGATIONS FUND
                                                  INVESTOR A SHARES                 $ 89   $278   $  482   $1,073
                                                TREASURY FUND
                                                  INVESTOR A SHARES                 $ 83   $259   $  450   $1,002



This Example is intended to help
   you compare the cost of
   investing in the Funds with
   the cost of investing in
   other mutual funds.


The Example assumes that you
   invest $10,000 in the Funds
   for the time periods
   indicated and then redeem all
   of your shares at the end of
   those periods. The Example
   also assumes that your
   investment has a 5% return
   each year and that each
   Fund's operating expenses
   remain the same. Although
   your actual costs may be
   higher or lower, based on
   these assumptions your costs
   would be:

       [LOGO]
                              INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
          DESCRIPTION OF THE FUNDS

   This section of the Prospectus provides a more complete description of the Funds' principal investment objectives strategies and risks. Of course, there can be no assurance that the Funds will achieve their investment objectives. Additional descriptions of the Funds' risks, strategies, and investments, as well as other strategies and investments not described below may be found in the Funds' Statement of Additional Information or SAI.

   This section describes risks that affect the Funds' portfolios as a whole. Certain of these risks may apply to one or more of the Funds. These risks are:


      - MARKET RISK. This is the risk that market influences will affect expected returns of all equities and bonds in ways that were not anticipated.



      - INTEREST RATE RISK. This is the risk that returns will be better or worse than expected because of changes in the level of interest rates.



      - CREDIT RISK. This is the risk associated with the ability of the firm or institution that issues securities to meet its obligations on those securities.



      - MANAGEMENT RISK. This risk is the possibility that investments selected by the Funds' managers may not perform well and that the Funds will not perform as well as a result.


   THIS SECTION ALSO DESCRIBES SPECIFIC RISKS THAT MAY AFFECT A PARTICULAR FUND'S PORTFOLIO.

   PARKSTONE INTERNATIONAL DISCOVERY FUND


   TICKER SYMBOL: INVESTOR A SHARES PIDAX INVESTOR B SHARES PIDBX


   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


   The Fund's investment objective is to provide capital appreciation by investing in equity securities of foreign issuers. The Fund normally invests at least 80% of its total assets in equity securities of foreign issuers. The Fund's assets normally will be invested in the securities of issuers located in at least three foreign countries. Foreign investments also may include debt obligations issued or guaranteed by foreign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality. The Fund does not presently intend to invest in common stock of domestic companies.



   The Fund will invest primarily in equity securities, including common and preferred stocks, rights, warrants, securities convertible into common stocks and American Depository Receipts ("ADRs") of companies included in the Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index, a broadly diversified international index consisting of more than 1,000 equity securities of companies located in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Fund, however, will not be an "index" fund, and is neither sponsored by nor affiliated with Morgan Stanley Capital International. The Fund will not presently make investments in markets where, in the judgment of the Adviser, property rights are not defined and supported by adequate legal infrastructure. More than 25% of the Fund's assets may be invested in the securities or issuers located in the same country. Criteria for determining the appropriate distribution of investments among countries may include relative valuation, growth prospects and fiscal, monetary and regulatory governmental policies. The Fund emphasizes country selection.



   Although not currently anticipated, the Fund may invest up to 35% of its assets in U.S. companies. The Fund may temporarily invest cash in short-term debt instruments of U.S. and foreign issuers for cash management purposes or pending investment.



   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

   DESCRIPTION OF THE FUNDS   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

   PARKSTONE SMALL CAPITALIZATION FUND

   TICKER SYMBOL: INVESTOR A SHARES PKSAX INVESTOR B SHARES PKSBX


   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY



   The Fund's investment objective is to provide capital appreciation with a diversified portfolio of publicly traded smaller cap equity securities. The Fund normally invests at least 80% of its total assets in equity securities of companies with small stock market capitalization. The Fund considers a "small capitalization" company as one that has the same market capitalization as the companies in the Russell 2000 Growth Index.


   The Fund's Adviser assesses a company's growth potential by evaluating the management team, examining products and services, analyzing financial statements, reviewing earnings models with Wall Street analysts, and studying company fundamentals. Companies that participate in sectors that are identified as having long-term growth potential generally make up a substantial portion of the Fund's holdings. These companies often have established the market niche or have developed the unique products or technologies that are expected to produce superior growth in revenues and earnings. The Fund's Adviser constantly reviews the Fund's securities holdings and sells stocks when there is a breakdown in company or industry group fundamentals or when a company's market capitalization exceeds that of companies represented in the Russell 2000 Growth Index.

   The Fund also may invest:

     - up to 25% of its net assets in foreign securities either directly or through the purchase of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs");

     - up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations;

     - securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities; and


     - in securities issued by foreign branches of U.S. banks and foreign banks, Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or counterpart of a U.S. corporation, and in U.S. dollar-denominated commercial paper of a foreign issuer.


   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.


   PARKSTONE MID CAPITALIZATION FUND



   TICKER SYMBOL: INVESTOR A SHARES PKEAX INVESTOR B SHARES PQIBX



   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY



   The Fund's investment objective is to provide capital appreciation with a diversified portfolio of publicly traded mid cap equity securities. The Fund normally invests at least 80% of its total assets in securities of companies with mid stock market capitalization. The Fund considers a "mid capitalization" company as one that has the same market capitalization as the companies in the Russell Mid Cap Growth Index. The Fund normally invests 80% of its total assets in common stocks and convertible securities.


   The Fund's Adviser assesses a company's growth potential by evaluating the management team, examining products and services, analyzing financial statements, reviewing earnings models with Wall Street analysts, and studying company fundamentals. The Fund invests in companies that typically have exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these

   DESCRIPTION OF THE FUNDS   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS


   companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. The Fund's core holdings are companies that participate in long-term growth industries, although the Fund also may invest in companies in non-growth industries that exhibit the desired characteristics. The Fund's Adviser constantly reviews the Fund's securities holdings and sells stocks when there is a breakdown in company or industry group fundamentals or when a company's market capitalization exceeds that of companies represented in the Russell MidCap Growth Index.



   The Fund also may invest:



     - up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs or EDRs;



     - up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations;



     - securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities; and



     - in securities issued by foreign branches of U.S. banks and foreign banks, CCP and in U.S. dollar-denominated commercial paper of a foreign issuer.



   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.



   PARKSTONE LARGE CAPITALIZATION FUND



   TICKER SYMBOL: INVESTOR A SHARES PLCAX INVESTOR B SHARES PKLCX



   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY



   The Fund's investment objective is to provide capital appreciation with a diversified portfolio of publicly traded larger cap equity securities. The Fund normally invests at least 80% of its total assets in a diversified portfolio of common stocks and securities convertible into common stocks of companies with large stock market capitalization. The Fund considers a "large capitalization" company as one that has the same market capitalization as the companies in the S&P Barra Growth Index.



   The Fund invests in companies that typically have exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. The Fund's core holdings are companies that participate in long-term growth industries, although the Fund also may invest in companies in non-growth industries that exhibit the desired characteristics.



   The Fund also may invest:



     - up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs or EDRs; and



     - up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations;



     - securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities; and



     - in securities issued by foreign branches of U.S. banks and foreign banks, CCP and in U.S. dollar-denominated commercial paper of a foreign issuer.

   DESCRIPTION OF THE FUNDS   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS


   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.



   RISK FACTORS FOR THE GROWTH FUNDS


   The principal risks of the Growth Funds are market risk and management risk. To the extent that the Funds may invest in small- to mid-capitalization companies, they may have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. To the extent that the Funds may invest in foreign securities, they may have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.


   PARKSTONE EQUITY INCOME FUND



   TICKER SYMBOL: INVESTOR A SHARES PKHAX INVESTOR B SHARES PKHBX



   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY



   The Fund's investment objective is to provide capital appreciation with a diversified portfolio of publicly traded larger cap equity securities which, in the aggregate, provide an above-average current yield. The Fund invests at least 80% of the value of its total assets in income-producing large cap common stocks and securities convertible into common stocks. The Fund considers a "large capitalization" company as one that has the same market capitalization as the companies in the Standard & Poor's Barra Value Index. The Fund expects that its core holdings will consist of securities with a high dividend yield, although it may balance these holdings with lower yielding but higher-growth oriented securities.



   The Fund also may invest:



     - up to 20% of its total assets in preferred stocks, corporate bonds or notes;



     - in units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations;



     - in securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities; and


     - up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs, securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.


   PARKSTONE BALANCED ALLOCATION FUND



   TICKER SYMBOL: INVESTOR A SHARES PKBFX INVESTOR B SHARES PKBBX



   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


   The Fund's investment objective is to provide long-term capital appreciation and current income. The Fund invests in a broad range of securities including common stocks, convertible securities and fixed-income securities. Normally, the Fund expects to invest 50% to 70% of its net assets in common stocks and convertible securities and 25% to 55% of

   DESCRIPTION OF THE FUNDS   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS


   its net assets in fixed-income securities. The Fund also may invest up to 30% of its net assets in cash and cash-equivalent securities, which include highly liquid securities with a maturity of less than three months. The Fund may invest up to 20% of its total assets in foreign securities.


   The Fund's investments in common stocks, debt securities, and cash equivalents may vary from time to time depending on the Adviser's assessment of business, economic, and market conditions, including potential advantages of price shifts between the stock and bond markets. The Fund invests in stocks for growth and in debt securities for stability. The Fund's Adviser adjusts the mix of stocks, bonds, and cash equivalents periodically to take advantage of rising markets or decrease exposure to declining markets.


   The Fund holds common stocks held primarily for the purpose of providing long-term growth of capital. When choosing such stocks, the potential for long-term capital appreciation will be the primary basis for selection. The Fund invests primarily in those companies that are growth-oriented and have exhibited consistent, above-average growth in revenues and earnings.


   The fixed-income portion of the Fund's portfolio consists of bonds, debentures, notes, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Fund's assets may, from time to time, be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some of the securities in which the Fund invests may have warrants or options attached. The Fund may also invest in repurchase agreements.

   The Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and time of issuance, as well as "stripped" U.S. Treasury obligations such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

   The Fund will invest only in corporate fixed-income securities which are rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality.


   The Fund also may invest in:



     - short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper, variable amount master demand notes, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Fund may also invest in securities of other investment companies; and



     - obligations of the Export-Import Bank of the United States, in U.S. dollar-denominated international bonds for which the primary trading market is the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian bonds and bonds issued by institutions, such as the World Bank and the European Economic Community, organized for a specific purpose by two or more foreign governments ("Supranational Agency Bonds"). The Fund's investments in foreign securities may be made either directly or through the purchase of ADRs and the Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper;



     - short-term securities in whatever proportion deemed desirable for temporary defensive periods during adverse market conditions as determined by the Adviser.


   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.


   RISK FACTORS FOR THE GROWTH AND INCOME FUNDS


   The principal risks of the Growth and Income Funds are market risk, interest rate risk, credit risk and management risk. The Balanced Allocation Fund has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is

   DESCRIPTION OF THE FUNDS   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

   performing more poorly than the other. To the extent that the Funds may invest in foreign securities, they may have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.


   PARKSTONE BOND FUND



   TICKER SYMBOL: INVESTOR A SHARES PBOAX INVESTOR B SHARES PKBIX



   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY



   The Fund's investment objective is to provide current income with preservation of capital by investing in high- and medium-grade fixed-income securities. The Fund invests at least 80% of its total assets in investment grade debt securities of all types. The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 12 years. The Fund also expects to invest in U.S. Treasury obligations with different interest rates and maturities, as well as "stripped" U.S. Treasury obligations and other U.S. government obligations.


   Fixed-income securities include bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities.

   The Fund will invest in state and municipal securities when, in the opinion of the Adviser, their yields are competitive with comparable taxable debt obligations.

   In making investment decisions for the Fund, the Adviser will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity. The Fund will invest only in corporate debt securities which are rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, of comparable quality.


   The Fund also may invest:



     - up to 20% of its assets in preferred stocks and notes with remaining maturities at the time or purchase of less than one year, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies, and guaranteed investment contracts ("GICs") issued by insurance companies. Some of the securities in which the Fund invests may have warrants or options attached;



     - up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper;



     - in Stripped Treasury Obligations, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;



     - in corporate debt securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality; and



     - in obligations of the Export-Import Bank of the United States, in Yankee Bonds, in Eurodollar Bonds, in Canadian Bonds and in Supranational Agency Bonds.


   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

   DESCRIPTION OF THE FUNDS   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS


   PARKSTONE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND



   TICKER SYMBOL: INVESTOR A SHARES PKIAX INVESTOR B SHARES PIOGX



   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY



   The Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The Fund normally invests at least 80% of it total assets in U.S. government debt securities. The Fund expects to maintain a dollar-weighted average portfolio maturity of three to ten years.


   The Fund normally invests in U.S. Treasury bills, notes or bonds and other U.S. government securities. The Fund also may invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may invest up to 20% of its total assets in debt securities, preferred stocks and other investments without regard to maturity.


   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.



   PARKSTONE U.S. GOVERNMENT INCOME FUND



   TICKER SYMBOL: INVESTOR A SHARES PKGAX INVESTOR B SHARES PKGBX



   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY



   The Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The Fund normally invests at least 80% of its total assets in obligations that are issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund also may invest up to 20% of its total assets in mortgage-related securities, debt securities and preferred stock of non-governmental entities. The Fund expects to maintain a dollar-weighted average portfolio maturity of two to ten years. Normally, the Fund invests in a variety of U.S. government obligations, including mortgage-related securities, U.S. Treasury bills, notes and bonds, "stripped" U.S. Treasury obligations and other U.S. government securities.



   The Fund also may invest in:



     - short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating categories assigned by an NRSRO or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements; and



     - corporate debt securities which are rated at the time of purchase within the top three rating categories assigned by an NRSRO or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality.


   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

   DESCRIPTION OF THE FUNDS   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS


   PARKSTONE LIMITED MATURITY BOND FUND



   TICKER SYMBOL: INVESTOR A SHARES PLMAX INVESTOR B SHARES PLMBX



   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY



   The Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities. The Fund normally invests at least 80% of its total assets in investment grade debt securities of all types. The Fund invests primarily in corporate bonds, U.S. government obligations, and mortgage-related securities. The Fund expects to maintain a dollar- weighted average portfolio maturity of one to five years. The Fund also expects to invest in U.S. Treasury obligations with different interest rates and maturities, as well as "stripped" U.S. Treasury obligations and other U.S. government obligations.



   Fixed-income securities consist of bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities.



   In making investment decisions for the Fund, the Adviser considers many factors other than current yield, including the preservation of capital, maturity, and yield to maturity. By doing so, the Fund attempts to minimize the fluctuation in its shares' net asset value relative to those funds which invest in longer-term obligations. The Fund may invest in state and municipal securities when, in the opinion of the Adviser, their yields are competitive with comparable taxable debt obligations. The Fund will invest only in corporate debt securities that are rated at the time of purchase within the four highest rating groups or, if unrated, of comparable quality.



   The Fund also may invest:



     - up to 20% of its total assets in debt securities without regard to maturity, preferred stocks and short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies and GICs;



     - up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper;



     - in Stripped Treasury Obligations, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;



     - in corporate debt securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality; and



     - in obligations of the Export-Import Bank of the United States, in Yankee Bonds, in Eurodollar Bonds, in Canadian Bonds and in Supranational Agency Bonds.


   Some of the securities listed above may have options or warrants attached.

   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.


   RISK FACTORS FOR THE INCOME FUNDS


   The principal risks of the Income Funds are market risk, interest rate risk, credit risk and management risk. Changes in interest rates may significantly affect the Funds. Increases in interest rates will cause a decline in the value of your investment.

   The Income Funds may invest a significant portion of their assets in mortgage-related securities. These securities have sensitivities to changes in interest rates that are different from many other types of debt securities. When interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Funds must reinvest their assets in debt securities with lower interest rates.

   DESCRIPTION OF THE FUNDS   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS



   PARKSTONE MICHIGAN MUNICIPAL BOND FUND



   TICKER SYMBOL: INVESTOR A SHARES PMMAX INVESTOR B SHARES PMMBX



   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY



   The Fund's investment objective is to provide current income exempt from federal income taxes and, to the extent possible, from Michigan personal income taxes, as is consistent with conservation of capital. The Fund normally invests at least 80% of its net assets in a portfolio of Michigan municipal securities. The Fund's primary consideration in selecting Michigan municipal securities is quality.



   The Fund normally invests in Michigan municipal securities and expects to maintain a dollar-weighted average portfolio maturity of two to ten years. However, the Fund may invest in Michigan municipal securities of any maturity and the Adviser may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. In addition, the average weighted rating of the Fund's portfolio may vary depending upon the availability of suitable municipal securities or other relevant market factors.



   The Fund invests in Michigan municipal securities that are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, in the case of notes, tax-exempt commercial paper or variable rate demand obligations, rated within the two highest rating categories by an NRSRO. The Fund also may purchase Michigan municipal securities which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees.



   Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Fund will not treat these bonds as municipal securities for purposes of measuring compliance with the 80% test described above.



   Investments of the Fund may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by the Adviser to be warranted due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Fund's quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements.



   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.



   PARKSTONE NATIONAL TAX EXEMPT BOND FUND



   TICKER SYMBOL: INVESTOR A SHARES PMUAX INVESTOR B SHARES PKBMX



   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


   The Fund's investment objective is to provide current income exempt from federal income taxes as is consistent with conservation of capital. The Fund normally invests at least 80% of its assets in a diversified portfolio of municipal securities the interest on which is both exempt from federal income taxes and not treated as a preference item for individuals for the purpose of the federal alternative minimum tax.


   The Fund normally invests in long-term municipal securities and expects to maintain a dollar-weighted average portfolio maturity of two to ten years. The Fund intends, under normal market conditions, to maintain an average weighted credit rating of Aa/AA. The average weighted rating of the Fund's portfolio may vary depending upon the availability of suitable municipal securities or other relevant market factors. Although it does not intend to do so on a regular basis, the Fund may invest more than 25% of its net assets in (i) municipal securities whose issuers are in the same state and (ii) municipal securities the interest on which is paid solely from revenues of similar projects.

   DESCRIPTION OF THE FUNDS   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS


   The Fund may invest up to 20% of its total assets in private activity bonds which may be treated as a specific tax preference item under the federal alternative minimum tax.



   Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Fund will not treat these bonds as municipal securities for purposes of measuring compliance with the 80% test described above.


   Investments of the Fund may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by the Adviser to be warranted due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Fund's quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements.

   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.


   RISK FACTORS FOR THE TAX-FREE INCOME FUNDS



   The Tax-Free Income Funds have interest rate risk and credit risk. In addition the Funds have municipal market risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant adverse effect on the value of the Funds' investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Michigan Municipal Bond Fund is not "diversified," meaning that it can invest in a relatively small number of issuers. Factors affecting these issuers could have a more significant adverse effect on this Fund's net asset value.



   MONEY MARKET FUNDS



   All of the Money Market Funds seek to maintain a stable net asset value of $1.00 per share and invest exclusively in United States dollar-denominated instruments that the Board of Trustees and the Adviser determine present minimal credit risks and which at the time of acquisition are (a) U.S. government securities, (b) money market fund shares, or (c) rated by at least two NRSROs or by the only NRSRO providing a rating in one of the two highest rating categories for short-term debt obligations or, if unrated, which the Adviser deems to be of comparable quality. There is no assurance, however, that they will be able to maintain the $1.00 net asset value per share on a continuous basis. Each Fund pursues its strategy by maintaining a portfolio of high-quality money market investments. As money market funds, the Funds must meet the requirements of SEC Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of the Funds' investments. Under Rule 2a-7, the Funds' investments must each have a remaining maturity of no more than 397 days and each Money Market Fund must maintain a dollar-weighted average portfolio maturity that does not exceed 90 days.



   PARKSTONE TAX-FREE FUND



   TICKER SYMBOL: INVESTOR A SHARES PFAXX



   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY



   The Fund's investment objective is to provide as high a level of current interest income free from federal income taxes, consistent with the preservation of capital and relative stability of principal. The Fund normally invests at least 80% of its total assets in municipal securities. The Fund may invest up to 20% of its total assets in obligations the interest on which is either subject to federal income taxation or treated as a preference item for purposes of the federal alternative minimum tax. The Fund invests exclusively in high quality instruments with a remaining maturity of no more than 397 days.



   The Fund also may invest in commercial paper (subject to the quality standards for tax-exempt commercial paper).


   If the Adviser deems it appropriate for temporary defensive purposes, the Fund may increase its holdings in taxable obligations to over 20% of its total assets and may also hold uninvested cash reserves pending investment. Taxable obligations may include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities
-

   DESCRIPTION OF THE FUNDS   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

   (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks, and commercial paper meeting the Fund's quality standards for tax-exempt commercial paper.


   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.



   PARKSTONE PRIME OBLIGATIONS FUND



   TICKER SYMBOL: INVESTOR A SHARES POAXX INVESTOR B SHARES TICKER NOT YET AVAILABLE



   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY



   The Fund's investment objective is to provide current income with liquidity and stability of principal. The Fund invests in high-quality money market instruments, including municipal securities and other instruments of comparable high quality. The Fund also may invest in commercial paper, other short-term promissory notes issued by corporations (including variable amount master demand notes) rated at the time of purchase within the two highest rating categories assigned by at least two NRSROs or by the only NRSRO providing a rating or, if not rated, which the Adviser deems to be of comparable quality bankers' acceptances, CCP, Europaper, certificates of deposit and time deposits.



   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.



   PARKSTONE U.S. GOVERNMENT OBLIGATIONS FUND



   TICKER SYMBOL: INVESTOR A SHARES PGAXX



   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY



   The Fund's investment objective is to provide current income with liquidity and stability of principal. The Fund normally invests at least 65% of its total assets in short-term U.S. Treasury bills, notes, and other government obligations and agency securities. The Fund invests exclusively in high quality instruments with a remaining maturity of no more than 397 days. The Fund may invest up to 35% of its total assets in high-quality money market instruments, including:



     - municipal securities;



     - bankers' acceptances;



     - certificates of deposit, time deposits, and other instruments deemed to be of comparable high quality.


   The Fund also may invest in commercial paper and other short-term promissory notes issued by corporations (including variable amount master demand notes) rated at the time of purchase within the two highest rating categories assigned by at least two NRSROs or by the only NRSRO providing a rating or, if not rated, which the Adviser deems to be of comparable quality.

   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

   DESCRIPTION OF THE FUNDS   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS


   PARKSTONE TREASURY FUND



   TICKER SYMBOL: INVESTOR A SHARES PTUXX



   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY



   The Fund's investment objective is to provide current income with liquidity and stability of principal. The Fund normally invests exclusively in U.S. government obligations and in repurchase agreements backed by these securities. The Fund invests exclusively in high quality instruments with a remaining maturity of no more than 397 days.


   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.






   ADDITIONAL RISK CONSIDERATIONS



   RISK FACTORS FOR THE MONEY MARKET FUNDS


   The Money Market Funds are subject to management risk. In addition, specific risks of the Funds' portfolios include:


   INTEREST RATE RISK. Because the Funds invest in short-term securities, a decline in interest rates will affect the Funds' yields as these securities mature or are sold and the Funds purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Funds invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though very unlikely, that an increase in interest rates would change the value of your investment.



   CREDIT RISK. This is the risk that a security's credit rating will be downgraded or that the issuer of a security will default (fail to make scheduled interest and principal payments).



   MUNICIPAL MARKET RISK. The Tax-Free Fund faces the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Investments in certain municipal securities with principal or interest payments that are made from a specific project or facility, and not from general tax revenues, may have increased risks. Factors affecting the project or facility, such as local or economic conditions, could have significant effect on the project's ability to make payments of principal and interest on these securities.



   The most recent information about each of the Fund's portfolio holdings can be found in its annual or semi-annual report. For information about receiving this report, see the back cover.

       [LOGO]
          MANAGEMENT OF THE FUNDS
-

   INVESTMENT ADVISER


   National City Investment Management Company, ("IMC" or the "Adviser"), 1900 East Ninth Street, Cleveland, Ohio 44114 is the adviser for the Funds. IMC a wholly-owned subsidiary of National City Corporation and an affiliate of National City Bank of Cleveland, Ohio, was founded in 1998. IMC manages more than $23.7 billion in assets, including $4.3 billion in the Parkstone Group of Funds. Through its portfolio management teams, IMC makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs.


   For these advisory services, the Funds paid as follows during their fiscal year ended May 31, 1999:

                                                                                 PERCENTAGE OF
                                                                              AVERAGE NET ASSETS
                                                                         ------------------------------
            Parkstone International Discovery Fund                                    1.16%*
                                                                        ------------------------------
            Parkstone Small Capitalization Fund                                       1.00%
                                                                        ------------------------------
            Parkstone Mid Capitalization Fund                                         1.00%
                                                                        ------------------------------
            Parkstone Large Capitalization Fund                                       0.80%
                                                                        ------------------------------
            Parkstone Equity Income Fund                                              1.00%
                                                                        ------------------------------
            Parkstone Balanced Allocation Fund                                        0.75%**
                                                                        ------------------------------
            Parkstone Bond Fund                                                       0.70%**
                                                                        ------------------------------
            Parkstone Intermediate Government Obligations Fund                        0.70%**
                                                                        ------------------------------
            Parkstone U.S. Government Income Fund                                     0.45%**
                                                                        ------------------------------
            Parkstone Limited Maturity Bond Fund                                      0.55%**
                                                                        ------------------------------
            Parkstone Michigan Municipal Bond Fund                                    0.55%**
                                                                        ------------------------------
            Parkstone National Tax Exempt Bond Fund                                   0.55%**
                                                                        ------------------------------
            Parkstone Tax-Free Fund                                                   0.40%
                                                                        ------------------------------
            Parkstone Prime Obligations Fund                                          0.40%
                                                                        ------------------------------
            Parkstone U.S. Government Obligations Fund                                0.40%
                                                                        ------------------------------
            Parkstone Treasury Fund                                                   0.40%
           ------------------------------------------------------------  ------------------------------

   * Calculated based on 1.25% on the first $50 million, in average daily net assets, 1.20% on the next $50 million, 1.15% on the next $300 million and 1.05% over $400 million.


   ** IMC waived a portion of its contractual fees with the Funds for the most recent fiscal year. Contractual fees (without waivers) were: Balanced Allocation Fund, 1.00%; Bond Fund, 0.74%; Limited Maturity Bond Fund, 0.74%; Intermediate Government Obligations Fund, 0.74%; U.S. Government Income Fund, 0.74%; National Tax Exempt Bond Fund, 0.74%; Michigan Municipal Bond Fund, 0.74%.

   MANAGEMENT OF THE FUNDS
-

   PORTFOLIO MANAGEMENT TEAM

   IMC utilizes a team approach for management of the funds. No one person is primarily responsible for making investment recommendations to the team. The table below shows the IMC management team responsible for each fund:


            PORTFOLIO                                                   PORTFOLIO MANAGEMENT TEAM
                                                                        ---------------------------------------------
            Parkstone International Discovery Fund                      International Equity Team
                                                                        ---------------------------------------------
            Parkstone Small Capitalization Fund                         Equity Growth Team
                                                                        ---------------------------------------------
            Parkstone Mid Capitalization Fund                           Equity Growth Team
                                                                        ---------------------------------------------
            Parkstone Large Capitalization Fund                         Equity Growth Team
                                                                        ---------------------------------------------
            Parkstone Equity Income Fund                                Equity Value Team
                                                                        ---------------------------------------------
            Parkstone Balanced Allocation Fund                          Equity and Fixed Income Teams
                                                                        ---------------------------------------------
            Parkstone Bond Fund                                         Taxable Fixed-Income Team
                                                                        ---------------------------------------------
            Parkstone Intermediate Government Obligations Fund          Taxable Fixed-Income Team
                                                                        ---------------------------------------------
            Parkstone U.S. Government Income Fund                       Taxable Fixed-Income Team
                                                                        ---------------------------------------------
            Parkstone Limited Maturity Bond Fund                        Taxable Fixed-Income Team
                                                                        ---------------------------------------------
            Parkstone Michigan Municipal Bond Fund                      Tax Exempt Fixed Income Team
                                                                        ---------------------------------------------
            Parkstone National Tax Exempt Bond Fund                     Tax Exempt Fixed Income Team
                                                                        ---------------------------------------------
            Parkstone Tax-Free Fund                                     Tax Exempt Money Market Team
                                                                        ---------------------------------------------
            Parkstone Prime Obligations Fund                            Taxable Money Market Team
                                                                        ---------------------------------------------
            Parkstone U.S. Government Obligations Fund                  Taxable Money Market Team
                                                                        ---------------------------------------------
            Parkstone Treasury Fund                                     Taxable Money Market Team
           ------------------------------------------------------------ ---------------------------------------------


-
   THE DISTRIBUTOR AND ADMINISTRATOR


   SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, distributes the shares of the Parkstone Group of Funds (the "Trust"). The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interest of the Trust to accept such order.


   With respect to the Trust, the Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to financial institutions whose representatives have sold or are expected to sell significant amounts of these Funds.


   BISYS Fund Services ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Fund's administrator.


   The Statement of Additional Information has more detailed information about the Investment Adviser and other service providers.

-

   YEAR 2000


   Like other funds and business organizations around the world, the Funds could be adversely affected if the computer systems used by the Adviser and the Funds' other service providers do not properly process and calculate date-related information for the year 2000 and beyond. In addition, Year 2000 issues may adversely affect companies in which the Funds invest where, for example, such companies incur substantial costs to address Year 2000 issues or suffer losses caused by the failure to adequately or timely do so.

   The Funds have been assured that the Adviser and the Funds' other service providers (i.e., Administrator, Transfer Agent, Fund Accounting Agent, Custodian and Distributor) have developed and are implementing clearly-defined and documented plans intended to minimize risks to services critical to the Funds' operations associated with Year 2000 issues. Internal efforts include a commitment to dedicate adequate staff and funding to identify and remedy Year 2000
-

   MANAGEMENT OF THE FUNDS


   issues, and specific actions such as inventorying software systems, determining inventory items that may not function properly after December 31, 1999, reprogramming or replacing such systems, and retesting for Year 2000 readiness. The Funds' Adviser and service providers are likewise seeking assurances from their respective vendors and suppliers that such entities are addressing any Year 2000 issues, and each provider intends to engage, where appropriate, in private and/or industry interface testing of systems for Year 2000 readiness.


   In the event that any systems upon which the Funds are dependent are not Year 2000 ready by December 31, 1999, administrative errors and account maintenance failures may occur. While the ultimate costs or consequences of incomplete or untimely resolution of Year 2000 issues by the Adviser or the Funds' service providers cannot be accurately assessed at this time, the Funds currently have no reason to believe that the Year 2000 plans of the Adviser and the Funds' service providers will not be completed by December 31, 1999, or that the anticipated costs associated with full implementation of their plans will have a material adverse impact on either their business operations or financial condition or those of the Funds. The Funds and the Adviser will continue to closely monitor developments relating to this issue, and the Adviser and the Funds' service providers are developing contingency plans for providing back-up computer services in the event of a systems failure or the inability of any provider to achieve Year 2000 readiness. Separately, the Adviser will monitor potential investment risk related to Year 2000 issues.

   [LOGO]
          PURCHASE AND SALE OF SHARES


   HOW NAV IS CALCULATED


   Each of the Money Market Funds
   seeks to maintain a net asset
   value, or NAV of $1.00 per share
   by valuing the obligations in
   accordance with SEC regulations.
   Amortized cost will normally
   approximate market value.


                 NAV =


       Total Assets - Liabilities
       --------------------------


            Number of Shares


              Outstanding


       --------------------------

The net asset value, or NAV, is calculated by adding the total value of a Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:


You can find most Funds' NAV daily in The Wall Street Journal and other newspapers. NAV is calculated separately for each class of shares.


   MONEY MARKET FUNDS



   The NAV of the Treasury and Tax-Free Funds is determined and the shares are priced as of 1:00 p.m. Eastern time and as of the close of trading on the New York Stock Exchange ("NYSE"), normally at 4 p.m. Eastern time on each business day. The NAV of the Prime Obligations and U.S. Government Obligations Funds is determined and the shares are priced as of 3:00 p.m. Eastern time and as of the close of trading on the NYSE on each business day. The Money Market Funds value their securities at their amortized cost. The amortized cost method involves valuing a portfolio security initially at its cost on the date of the purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost.



   OTHER FUNDS



   The per share NAV for each non-Money Market Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time on each business day.


   Your order for purchase of shares is priced at the next NAV calculated after your order is received by the Distributor. Your order for redemption of shares is priced at the next NAV calculated after shares are properly tendered for redemption.

   The Funds' securities are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined by a method which the Funds' Trustees believes accurately reflects fair value.

  Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates.


   Some of the Funds have portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when these Funds do not price their shares. As a result, the net asset value of a Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.



   BUSINESS DAYS DEFINED



   A business day for the Funds is generally a day that the New York Stock Exchange is open for business. The Funds will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (Money Market Funds only), Veterans Day (Money Market Funds only), Thanksgiving and Christmas Day.

   PURCHASE AND SALE OF SHARES
-


   PURCHASING AND ADDING TO YOUR SHARES



   You may purchase Funds through the
   Funds' Distributor or through banks,
   brokers and other investment
   representatives, which may charge
   additional fees and may require higher
   minimum investments or impose other
   limitations on buying and selling
   shares. If you purchase shares through
   an investment representative, the
   investment representative is
   responsible for transmitting orders by
   close of business and may have an
   earlier cut-off time for purchase and
   sale requests. Consult your investment
   representative or institution for
   specific information.



   A Fund may waive its minimum purchase
   requirement and the Distributor may
   reject a purchase order if it considers
   it in the best interest of a Fund and
   its shareholders.


   Investor A Shares and Investor B Shares
   of the Michigan Municipal Bond Fund may
   only be sold in those states where the
   Fund has filed the required
   notification documents, at the time of
   filing this prospectus only Colorado,
   District of Columbia, Florida, Georgia,
   Hawaii, Illinois, Indiana, Michigan,
   Mississippi, New Jersey, Ohio, and
   Virginia.



   The Trust reserves the right to reject
   all or part of any order for the
   purchase of Investor A Shares or

   Investor B Shares.



                                                                                                       MINIMUM      MINIMUM
                                                                                                       INITIAL     SUBSEQUENT
                                                                                 ACCOUNT TYPE         INVESTMENT   INVESTMENT
                                                                         INVESTOR A OR B SHARES
                                                                         Regular (non-retirement)        $500          None
                                                                         ----------------------------------------------------
                                                                         Retirement (IRA)                $500          None
                                                                         ----------------------------------------------------
                                                                         Automatic Investment Plan       $ 50       $50/mo.



- All purchases must be in U.S. dollars.



- A fee may be charged for any checks that do not clear.



- Third-party checks are not accepted.


          --------------------------------------------------------------

          AVOID 31% TAX WITHHOLDING



          Each Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) as well as your signature on your account application.

          --------------------------------------------------------------

   PURCHASE AND SALE OF SHARES



   INSTRUCTIONS FOR OPENING OR
   ADDING TO AN ACCOUNT



   BY REGULAR MAIL


   If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.


   Initial Investment:

   1. Carefully read and complete an account application. Establishing your account privileges now saves you the inconvenience of having to add them later.



   2. Make check, bank draft or money order payable to "The Parkstone Group of Funds" and include the name of the appropriate Fund(s) on the check.


   3. Mail to: The Parkstone Group of Funds, P.O. Box 8590, Boston, MA
      02266-8590


   Subsequent Investment:
   1. Use the investment slip attached to your account statement, or


   2. Include the following information on a piece of paper:
      - Fund name
      - Share class
      - Amount invested
      - Account name
      - Account number
      Include your account number on your check.

   3. Mail to: The Parkstone Group of Funds, P.O. Box 8590,
      Boston, MA 02266-8590.




   Note: If you pay by check, the transaction will not be processed until the check is received by the Trust's Transfer Agent. If a check received to purchase Investor A Shares or Investor B Shares does not clear, the purchase will be cancelled. You could be liable for any new fees or losses incurred.



   BY OVERNIGHT SERVICE



   See instructions 1-2 above for subsequent investments and Send to: The Parkstone Group of Funds c/o Boston Financial, 66 Brooks Drive, Braintree, MA 02184



   ELECTRONIC PURCHASES



   Your bank must participate in the Automated Clearing House (ACH) and must be a U. S. bank. Your bank or broker may be charged for this service.



   Establish the electronic purchase option on your account application or call 1-800-451-8377. Your account can generally be set up for electronic purchases within 15 days.



   Call 1-800-451-8377 to arrange a transfer from your bank account.



ELECTRONIC VS. WIRE TRANSFER


Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated
Clearing House (ACH) and may
take up to eight days to
clear.

   PURCHASE AND SALE OF SHARES
-


   BY WIRE TRANSFER



   Note: Your bank may charge a wire transfer fee.



   Once your account has been established and you have an account number follow the instructions below:



   For initial and subsequent investments:



   Instruct your bank to wire transfer your investment to:


     State Street Bank and Trust Company      ABA #0110-0002-8


     DDA#99053811


   Include:


     Your name


     Your account number


     Name of Fund and Class



   After instructing your bank to wire the funds, call 800-451-8377 to advise us of the amount being transferred and the name of your bank.



   Note: If the wire transfer is not received by the Fund's Transfer Agent within three business days of the transaction, the purchase will be cancelled and you could be liable for fees incurred.



          --------------------------------------------------------------


          You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days notice.

          --------------------------------------------------------------


   AUTO INVEST PLAN



   You can make automatic investments in the Funds from your bank account. Your Auto Invest Plan can be started with a minimum initial investment of $50.



   To invest regularly from your bank account:



   Complete the appropriate portion on your Account Application or the supplemental Auto Invest Plan which can be acquired by calling the Funds at 1-800-451-8377. Make sure you note:



        - Your bank name, address and account number



        - The amount you wish to invest automatically (minimum $50)



        - How often you want to invest (monthly, bi-monthly or quarterly)



   Attach a voided personal check or deposit slip.



          DIRECTED DIVIDEND OPTION

          --------------------------------------------------------------


          By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in the Fund you are currently invested in or another Parkstone Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time by writing the Distributor.

          --------------------------------------------------------------

   PURCHASE AND SALE OF SHARES

   SELLING YOUR SHARES

   You may sell your shares at any
   time. Your sales price will be
   the next NAV after your sell
   order is received in good order
   by the Fund, its transfer agent,
   or your investment
   representative. Good order means
   that your request includes
   complete information on your
   purchase, exchange or redemption
   and that the Fund has received
   the appropriate assets. Normally
   you will receive your proceeds
   within a week after your request
   is received.



WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

   CONTINGENT DEFERRED SALES CHARGE

   When you sell Investor B Shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the section on "Distribution Arrangements/Sales Charges" below for details.

   INSTRUCTIONS FOR SELLING SHARES

   If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

   BY TELEPHONE (unless you have declined telephone sales privileges)

   Call 1-800-451-8377 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "General Policies on Selling Shares -- Verifying Telephone Redemptions" below)

   BY MAIL

   1. Call 1-800-451-8377 to request redemption forms or write a letter of instruction indicating:

     - your Fund and account number

     - amount you wish to redeem

     - address where your check should be sent

     - account owner signature or signature of eligible guarantor institution


   2. Mail to: State Street Bank and Trust Company, c/o The Parkstone Group of Funds, P.O. Box 8590, Boston, MA 02266-8590


   BY OVERNIGHT SERVICE

   (See "General Policies on Selling Shares -- Redemptions in Writing Required" below)

   See instruction 1 above.


   2. Send to: The Parkstone Group of Funds, c/o Boston Financial, 66 Brooks Drive, Braintree, MA 02184

   PURCHASE AND SALE OF SHARES
-

   WIRE TRANSFER

   You must indicate this option on your application.


   Call 1-800-451-8377 to request a wire transfer.


   If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.

   The Fund may charge a wire transfer fee.

   Note: Your financial institution may charge a wire transfer fee.

   ELECTRONIC REDEMPTIONS

   Call 1-800-451-8377 to request an electronic redemption.

   Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.

   If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 8 days.

   Your bank may charge for this service.

   AUTO WITHDRAWAL PLAN


   You can receive automatic payments from your account on a monthly or quarterly basis. The minimum withdrawal is $100. There will be no contingent deferred sales charge on Investor B Shares so long as the amounts withdrawn do not exceed 10% annually of the account at the time the shareholder elects to participate in the plan. To activate this feature:



     - Call 1-800-451-8377.


     - Your account must have a value of $500 or more to start withdrawals.

     - If the value of your account falls below $500, you may be asked to add sufficient funds to bring the account back to $500, or the Fund may close your account and mail the proceeds to you.


   REDEMPTION BY CHECK WRITING -- THE MONEY MARKET FUNDS (INVESTOR A SHARES)


   You may write checks in amounts of $100 or more on your account in the Money Market Funds. To obtain checks, complete the signature card section of the Account Application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30-days' written notice. You must maintain the minimum required account balance of $500. You may not close a Money Market Fund account by writing a check.

-
   GENERAL POLICIES ON SELLING SHARES

   REDEMPTIONS IN WRITING REQUIRED

   You must request redemption in writing in the following situations:

   1. Redemptions from Individual Retirement Accounts ("IRAs").

   2. Redemption requests requiring a signature guarantee, which include each of the following:


     - Your account registration or the name(s) in your account has changed within the last 15 days.



     - The check is not being mailed to the address on your account.



     - The check is not being made payable to the owner of the account.


     - The redemption proceeds are being transferred to another fund account with a different registration.


     - Your redemption is in the amount of $10,000 or more.



     A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

   PURCHASE AND SALE OF SHARES
-

   VERIFYING TELEPHONE REDEMPTIONS


   The Trust makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders.


   REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

   When you have made your initial investment by check, the proceeds of your redemption may be held up to 15 calendar days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares by federal funds, bank wire, certified or cashier's check.

   REFUSAL OF REDEMPTION REQUEST

   Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

   REDEMPTION IN KIND

   Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

   CLOSING OF SMALL ACCOUNTS

   If your account falls below $500, a Fund may ask you to increase your balance. If it is still below $500 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

   UNDELIVERABLE REDEMPTION CHECKS

   For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund.

   MONEY MARKET FUNDS


   To the extent possible, requests for same day payments upon redemption of Investor A Shares and Investor B Shares of the Money Market Funds will be honored if the request for redemption is received by the Transfer Agent before 1:00 p.m. Eastern time, for the Tax-Free and Treasury Funds or 3:00 p.m. Eastern time for the Prime Obligations and U.S. Government Obligations Funds on a business day. If the request for a redemption is received after 1:00 p.m. or 3:00 p.m. Eastern time respectively, payments will be made on the next business day to the extent possible.


   NON-MONEY MARKET FUNDS


   Payment to shareholders redeeming shares will be made within seven days after the Transfer Agent receives the request for redemption in good order. To the extent possible, payments upon redemption of shares will be made the following business day. If received after 4:00 p.m. (Eastern Time), payments will be made within two business days to the extent possible.

   PURCHASE AND SALE OF SHARES


   DISTRIBUTION ARRANGEMENTS/SALES CHARGES


   This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds and ways to qualify for reduced sales charges.



                                          INVESTOR A SHARES                     INVESTOR B SHARES
     Sales Charge (Load)                  Front-end sales charge (not           No front-end sales charge. A
                                          applicable to money market funds);    Contingent Deferred Sales Charge
                                          reduced sales charges available.      (CDSC) may be imposed on shares
                                                                                redeemed within five or six years
                                                                                after purchase (depending on the
                                                                                date purchased); shares
                                                                                automatically convert to Investor
                                                                                A Shares after 8 years. Maximum
                                                                                investment is $250,000.
     Distribution and Service (12b-1)     Subject to annual distribution and    Subject to annual distribution and
     Fee                                  shareholder servicing fees of up      shareholder servicing fees of up
                                          to 0.25% of the average daily net     to 1.00% of the average daily net
                                          assets of each Fund's Investor A      assets of each Fund's Investor B
                                          Shares.                               Shares.
     Fund Expenses                        Lower annual expenses than            Higher annual expenses than
                                          Investor B Shares.                    Investor A Shares.


   Certain qualified institutional buyers are eligible to purchase Institutional Shares of the Funds. Institutional Shares are offered by another prospectus which is available by calling (800) 451-8377.

   CALCULATION OF SALES CHARGES

   INVESTOR A SHARES

   Investor A Shares are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

   The current sales charge rates are as follows:

   GROWTH FUNDS
   EQUITY INCOME FUND


                                                   SALES CHARGE    SALES CHARGE         DEALERS' REALLOWANCE
                                                   AS A % OF       AS A % OF            AS A % OF
     IF YOUR INVESTMENT IS                         OFFERING PRICE  NET AMOUNT INVESTED  OFFERING PRICE PER SHARE
     Less than $25,000                             5.50%           5.80%                5.25%
     $25,000 but less than $50,000                 5.25%           5.50%                5.00%
     $50,000 but less than $100,000                4.75%           5.00%                4.50%
     $100,000 but less than $250,000               3.75%           3.90%                3.50%
     $250,000 but less than $500,000               3.00%           3.10%                2.75%
     $500,000 but less than $1,000,000             2.00%           2.00%                1.75%
     $1,000,000 or more(1)                         0.00%           0.00%                0.00%

   PURCHASE AND SALE OF SHARES

   BALANCED ALLOCATION FUND
   INCOME FUNDS (EXCEPT LIMITED MATURITY BOND FUND)
   TAX-FREE INCOME FUNDS


                                                   SALES CHARGE    SALES CHARGE         DEALERS' REALLOWANCE
                                                   AS A % OF       AS A % OF            AS A % OF
     IF YOUR INVESTMENT IS                         OFFERING PRICE  NET AMOUNT INVESTED  OFFERING PRICE PER SHARE
     Less than $50,000                             4.75%           5.00%                4.50%
     $50,000 but less than $100,000                4.00%           4.20%                3.75%
     $100,000 but less than $250,000               3.75%           3.90%                3.50%
     $250,000 but less than $500,000               2.50%           2.80%                2.25%
     $500,000 but less than $1,000,000             2.00%           2.00%                1.75%
     $1,000,000 or more(1)                         0.00%           0.00%                0.00%


   LIMITED MATURITY BOND FUND


                                                   SALES CHARGE    SALES CHARGE         DEALERS' REALLOWANCE
                                                   AS A % OF       AS A % OF            AS A % OF
     IF YOUR INVESTMENT IS                         OFFERING PRICE  NET AMOUNT INVESTED  OFFERING PRICE PER SHARE
     Less than $100,000                            2.75%           2.83%                2.50%
     $100,000 but less than $250,000               1.75%           1.78%                1.50%
     $250,000 but less than $500,000               1.00%           1.01%                0.75%
     $500,000 but less than $1,000,000             0.50%           0.50%                0.25%
     $1,000,000 or more(1)                         0.00%           0.00%                0.00%



   (1) A Fund will assess a 1.00% redemption fee (0.25% in the case of the Limited Maturity Bond Fund) against a shareholder's fund account if its value falls below $1,000,000 due to a redemption by the shareholder within the first year following the initial investment of $1,000,000 or more. With respect to purchases of $1,000,000 or more of a Fund, the Adviser may pay from its own funds a fee of 1.00% (0.25% in case of the Limited Maturity Bond Fund) of the amount invested to the financial institution placing the purchase order.

   PURCHASE AND SALE OF SHARES

   INVESTOR B SHARES


   Investor B Shares are offered at NAV, without any up-front sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your Investor B Shares of a Fund before the fifth anniversary of purchase (or the fourth anniversary if purchased prior to January 1, 1997), you will have to pay a contingent deferred sales charge (CDSC) at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption according to the schedule below. There is no CDSC imposed on reinvested dividends or distributions.



   INVESTOR B SHARES PURCHASED AFTER JANUARY 1, 1997


                                                                               CDSC AS A %
                   YEARS SINCE PURCHASE                                     OF DOLLAR AMOUNT
                                                                            SUBJECT TO CHARGE
                            0-1                                                   5.00%
                            1-2                                                   5.00%
                            2-3                                                   4.00%
                            3-4                                                   3.00%
                            4-5                                                   2.00%
                        more than 5                                               None

   INVESTOR B SHARES PURCHASED PRIOR TO JANUARY 1, 1997

                                                                               CDSC AS A %
                   YEARS SINCE PURCHASE                                     OF DOLLAR AMOUNT
                                                                            SUBJECT TO CHARGE
                            0-1                                                   4.00%
                            1-2                                                   4.00%
                            2-3                                                   3.00%
                            3-4                                                   2.00%
                        more than 4                                               None

   If you sell some but not all of your Investor B Shares, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

   CONVERSION FEATURE

   INVESTOR B SHARES


     - Investor B Shares automatically convert to Investor A Shares of the same Fund after eight years from the end of the month of purchase. The dollar value of Investor A Shares you receive will equal the dollar value of the Investor B Shares converted although the number of shares you receive may differ.


     - After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Investor A Shares which will increase your investment return compared to the Investor B Shares.

     - You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

     - If you purchased Investor B Shares of one Parkstone Fund which you exchanged for Investor B Shares of another Parkstone Fund, your holding period will be calculated from the time of your original purchase of Investor B Shares.

   PURCHASE AND SALE OF SHARES


   SALES CHARGE REDUCTIONS

   INVESTOR A SHARES

   You may qualify for reduced sales charges under the following circumstances.


     - Letter of Intent. You inform the Funds in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must invest a minimum of 4% of the total amount you intend to purchase with your letter of intent.



     - Right of Accumulation. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.



     - Combination Privilege. Combine concurrent purchases of Investor A Shares of one Fund and of one or more of the other Funds of the Trust and of Armada Funds, a group of funds from the same family of funds, that are sold with a sales charge.



     - Concurrent Purchases. Accounts of multiple Funds or accounts of immediate family household members (spouse and children under 21) and the purchaser's retirement plan account to achieve reduced sales charges. To qualify for this privilege, the purchaser must, at the time of purchase, give the Transfer Agent or Distributor sufficient information to permit confirmation of qualification.


   SALES CHARGE WAIVERS

   INVESTOR A SHARES

   The following may qualify for waivers of sales charges:


     - Certain orders placed by investment representatives through fee-based investment products or accounts.



     - Proceeds from redemptions from a Parkstone or Armada fund within 180 days after redemption, if you paid a sales load or commission for those shares. Notification must be given to the transfer agent regarding this repurchase by calling 1-800-451-8377.


     - Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the Adviser or its affiliates or invested in any Parkstone Fund.

     - Shares purchased for trust or other advisory accounts established with the Adviser or its affiliates.


     - Shares purchased by (1) trustees and retired trustees of the Trust, (2) officers of the Trust; (3) directors, retired directors, employees and retired employees of the Adviser and its affiliates; and (4) family members (spouse, parents, siblings, children and grandchildren) of (1),
       (2) and (3).


     - Purchases by certain qualified employee benefit plans.

     - Investors who place trades for their own accounts and are clients of qualified broker-dealers, investment advisers or financial planners who charge a management fee for these services.


     - Investors purchasing Fund shares through payroll deduction plan.



     - Investors purchasing Fund shares through "one-stop" mutual fund networks.

   PURCHASE AND SALE OF SHARES
-


   SALES CHARGE WAIVERS


   INVESTOR B SHARES

   The CDSC may be waived under certain circumstances, including the following:

     - Distributions from retirement plans if the distributions are made following the death or disability of shareholders or plan participants.


     - Certain minimum required distributions from retirement accounts or retirement plans where such redemptions are necessary to make distributions to plan participants.


     - Redemptions from accounts other than retirement accounts following the death or disability of the shareholder and/or joint shareholders.

     - Returns of excess contributions to retirement plans.


     - Distributions of less than 10% of the annual account value under an Automatic Withdrawal Plan.


     - Shares issued in a plan of reorganization sponsored by the Adviser, or shares redeemed involuntarily in a similar situation.

     - Redemptions by participants in a qualified plan for retirement loans, financial hardship, termination and certain participant expenses.


     - Purchases by certain qualified employee benefit plans.


   DISTRIBUTION AND SERVICE (12B-1) FEES


   The Funds have adopted plans under Rule 12b-1 that allow the Funds to pay distribution fees for the sale and distribution of Fund shares. 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.


     - The 12b-1 fees vary by share class as follows:


        - Investor A Shares pay a 12b-1 fee of up to 0.25% of the average daily net assets of a Fund.


        - Investor B Shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund. This will cause expenses for Investor B Shares to be higher and dividends to be lower than for Investor A Shares.

     - The higher 12b-1 fee on Investor B Shares, together with the CDSC, help the Distributor sell Investor B Shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.


     - The Distributor may use up to 0.25% of the 12b-1 fee for Investor B Shares for shareholder servicing and up to 0.75% for distribution.


   Over time, shareholders may pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of a Fund's assets on an on-going basis.

   PURCHASE AND SALE OF SHARES
-


   EXCHANGING YOUR SHARES



   INVESTOR A SHARES


   If you own Investor A Shares,
   you may acquire in an exchange
   Investor A Shares that are
   offered by another Fund of the
   Trust or fund of Armada with a
   different investment objective.
   The exchange must occur on the
   same Business Day.



   To Exchange a Money Market Fund
   for another. If you own Investor
   A Shares of any of the Trust's
   Money Market Funds or a money
   market fund of Armada you may
   exchange those Investor A Shares
   at net asset value without any
   sales charge for Investor A
   Shares offered by any of the
   Trust's other Money Market Funds
   or an Armada Money Market Fund.
   The amount to be exchanged must
   meet the applicable minimum
   investment requirements and the
   exchange must be made in states

   where it is legally authorized.


INSTRUCTIONS FOR EXCHANGING SHARES


Exchanges may be made by sending a written request to The Parkstone Group of Funds, P.O. Box 8590, Boston, MA
02266-8590, or by calling
1-800-451-8377. Please provide the
following information:


  - Your name and telephone number


  - The exact name on your account and account number


  - Taxpayer identification number (usually your Social Security number)


  - Dollar value or number of shares to be exchanged


  - The name of the Fund from which the exchange is to be made


  - The name of the Fund into which the exchange is being made.


  - The registration and tax identification numbers of the two accounts involved in the exchange must be identical.


See "Selling your Shares" for important information about telephone transactions.



   To Exchange a Non-Money Market Fund for another Non-Money Market Fund. If you own Investor A Shares of any of the Trust's non-Money Market Funds or any fund of Armada which is not an Armada Money Market Fund you may exchange those Investor A Shares at net asset value without any sales charge for Investor A Shares offered by any Fund of the Trust and any fund of Armada. If you paid a sales charge on the Investor A Shares that you are to exchange that is less than the sales charge applicable to the Investor A Shares you would like to acquire, you must pay a sales charge on the exchange equal to the difference between the two sales charges.


   To Exchange a Money Market Fund for a Non-Money Market Fund. If you own Investor A Shares of a Parkstone or Armada Money Market Fund, you may exchange those Investor A Shares for Investor A Shares of a Parkstone or Armada non-Money Market Fund, but a sales load will be charged on the exchange.


   INVESTOR B SHARES



   If you own Investor B Shares, you may acquire in an exchange Investor B Shares that are offered by another Fund of the Trust or A Shares of a Fund of Armada Funds. The exchange must occur on the same business day.



   If you own Investor B Shares of one Fund of the Trust, you may exchange your Investor B Shares for A Shares of a Fund of Armada at net asset value. These exchanges will be executed only if they meet the applicable minimum investment requirements within states where the exchanges are authorized.


   If you own Investor B Shares of the Prime Obligations Fund and have been invested in such Fund for 18 consecutive months, you must redeem such shares and incur any applicable contingent deferred sales charges, or exchange your shares for Investor B Shares of another Fund.


   You may exchange shares only once every two months during a given 12-month period beginning upon the date of the first exchange transaction. The exchange privilege may be modified or terminated at any time upon 60 days notice.



   The Trust does not charge an exchange fee. If you would like to exchange your shares you may contact the Funds at (800) 451-8377 or write to the Transfer Agent. You should obtain and review the current Prospectus of the Fund of the Trust or the fund of Armada in which you wish to invest before making the exchange. To obtain an Armada Prospectus please call 1-800-622-FUND (3863).

   PURCHASE AND SALE OF SHARES


   SYSTEMATIC EXCHANGE PROGRAM



   The Systematic Exchange Program enables you to purchase Investor A Shares or Investor B Shares through automatic monthly or quarterly deductions from any account invested in one of the Parkstone Money Market Funds. If you invest directly in Investor B Shares of the Prime Obligations Fund, as opposed to obtaining shares through an exchange, you will be asked to participate in the Systematic Exchange Program and to establish the time and amount of your systematic exchanges so that all of the shares of the Prime Obligations Fund purchased initially will be exchanged for shares of Investor B Shares of other non-Money Market Funds within two years of purchase. Under the program, you will enter into an agreement to purchase shares of one or more specified Funds over a specified period of time. The program requires you to:



     - Initially purchase shares of one of the Money Market Funds in an amount equal to the total amount of your investment.


     - Specify an amount to be deducted on a monthly or quarterly basis from your Money Market Fund and exchanged for shares of specified funds you have chosen.

   An investment program, in which a fixed dollar amount is invested at regular intervals over time has the effect of reducing the average cost per share of the Funds. Because Investor A Shares are subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Investor A Shares in connection with the Systematic Exchange Program. In order to participate in the Systematic Exchange Program contact your financial representative or call 1-800-451-8377.

   [LOGO]
          DIVIDENDS, DISTRIBUTIONS AND TAXES



   DIVIDENDS AND DISTRIBUTIONS



   All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Investor A Shares than for Investor B Shares, because Investor A Shares have lower distribution expenses. Capital gains, if any, are distributed at least annually.



   DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION.



   FEDERAL TAXES


   Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions (other than exempt-interest dividends, discussed below) will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.


   In the case of any fund other than a Money Market Fund, you should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."


   You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

   Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

   The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

   It is expected that the Parkstone International Discovery Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Parkstone International Discovery Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

   The Parkstone National Tax Exempt Bond Fund, Parkstone Michigan Municipal Bond Fund and Parkstone Tax-Free Fund (the "Exempt Funds") anticipate that substantially all of their income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends will be taxable, such as dividends that are derived from occasional taxable investments, and in the case of other than the Parkstone Tax-Free Fund, distributions of short and long-term capital gains.

   Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Exempt Funds generally will not be deductible for federal income tax purposes.

   You should note that a portion of the exempt-interest dividends paid by the Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

   DIVIDENDS, DISTRIBUTIONS AND TAXES


   If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

   The Parkstone Michigan Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes.

   The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


   STATE AND LOCAL TAXES


   Shareowners may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state. Shareowners should consult their tax advisers regarding the tax status of distributions in their state and locality.

          [Logo]
          FINANCIAL HIGHLIGHTS
-


   The financial highlights table is intended to help you understand the Funds' financial performance for the past five years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

   FINANCIAL HIGHLIGHTS

-


INTERNATIONAL DISCOVERY FUND


                                                                          INVESTOR A
                                                                 ELEVEN
                                                   YEAR          MONTHS           YEAR            YEAR
                                                   ENDED          ENDED          ENDED           ENDED
                                                  MAY 31,        MAY 31,        JUNE 30,        JUNE 30,
                                                   1999           1998            1997            1996
   NET ASSET VALUE, BEGINNING OF PERIOD           $ 16.51        $ 16.25        $ 14.01         $ 12.23
   -----------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                   (0.15)         (0.09)         (0.07)          (0.02)
     Net Realized and Unrealized Gains (Losses)
       from Investments and Foreign Currencies      (0.68)          0.86           2.31            1.81
   -----------------------------------------------------------------------------------------------------
       Total from Investment Activities             (0.83)          0.77           2.24            1.79
   -----------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                             --             --             --              --
     Net Realized Gains                             (0.87)         (0.51)            --           (0.01)
   -----------------------------------------------------------------------------------------------------
       Total Distributions                          (0.87)         (0.51)            --           (0.01)
   -----------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $ 14.81        $ 16.51        $ 16.25         $ 14.01
   -----------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                        (5.20)%         5.17%(a)      15.99%          14.65%
   -----------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $24,914        $43,268        $48,557         $39,575
     Ratio of Expenses to Average Net Assets         1.82%          1.82%(b)       1.80%           1.80%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                           (0.45)%        (0.75)%(b)     (0.54)%         (0.11)%
     Ratio of Expenses to Average Net Assets*          (d)            (d)            (d)           1.88%
     Portfolio Turnover (c)                         84.66%         34.15%         45.18%          54.47%

                                                         INVESTOR A

                                                    YEAR            YEAR
                                                   ENDED           ENDED
                                                  JUNE 30,        JUNE 30,
                                                    1995            1994
   NET ASSET VALUE, BEGINNING OF PERIOD           $ 13.18         $ 11.50
   --------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                   (0.03)          (0.02)
     Net Realized and Unrealized Gains (Losses)
       from Investments and Foreign Currencies      (0.36)           1.74
   ------------------------------------------------------------------------------------------
       Total from Investment Activities              0.33            1.72
   ----------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                             --           (0.02)
     Net Realized Gains                             (0.62)          (0.02)
   -----------------------------------------------------------------------------------------------------
       Total Distributions                          (0.62)          (0.04)
   -----------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $ 12.23         $ 13.18
   -----------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                        (2.19)%         14.99%
   -----------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $34,228         $36,297
     Ratio of Expenses to Average Net Assets         1.78%           1.63%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                            0.08%          (0.29)%
     Ratio of Expenses to Average Net Assets*        1.91%           1.84%
     Portfolio Turnover (c)                        104.39%          37.23%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Not annualized.

   (b) Annualized.

   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   (d) No fees were waived during this period.

   FINANCIAL HIGHLIGHTS

-


INTERNATIONAL DISCOVERY FUND


                                                                          INVESTOR B
                                                                 ELEVEN
                                                   YEAR          MONTHS           YEAR            YEAR
                                                   ENDED          ENDED          ENDED           ENDED
                                                  MAY 31,        MAY 31,        JUNE 30,        JUNE 30,
                                                   1999           1998            1997            1996
   NET ASSET VALUE, BEGINNING OF PERIOD           $15.98         $ 15.85        $ 13.77          $12.15
   -----------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                  (0.27)          (0.19)         (0.16)          (0.08)
     Net Realized and Unrealized Gains (Losses)
       from Investments and Foreign Currencies     (0.64)           0.83           2.24            1.70
   -----------------------------------------------------------------------------------------------------
       Total from Investment Activities            (0.91)           0.64           2.08            1.62
   -----------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                            --              --             --              --
     Net Realized Gains                            (0.87)          (0.51)            --              --
   -----------------------------------------------------------------------------------------------------
       Total Distributions                         (0.87)          (0.51)            --              --
   -----------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $14.20         $ 15.98        $ 15.85          $13.77
   -----------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                       (5.89)%          4.47%(b)      15.11%          13.33%
   -----------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $7,604         $12,840        $13,516          $9,489
     Ratio of Expenses to Average Net Assets        2.57%           2.56%(c)       2.55%           2.55%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                          (1.21)%         (1.49)%(c)     (1.29)%         (0.86)%
     Ratio of Expenses to Average Net Assets*         (e)             (e)            (e)           2.63%
     Portfolio Turnover (d)                        84.66%          34.15%         45.18%          54.47%

                                                         INVESTOR B

                                                    YEAR            YEAR
                                                   ENDED           ENDED
                                                  JUNE 30,        JUNE 30,
                                                    1995          1994(A)
   NET ASSET VALUE, BEGINNING OF PERIOD            $13.21          $14.12
   --------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                   (0.04)          (0.01)
     Net Realized and Unrealized Gains (Losses)
       from Investments and Foreign Currencies      (0.40)          (0.90)
   ------------------------------------------------------------------------------------------
       Total from Investment Activities             (0.44)          (0.91)
   ----------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                             --              --
     Net Realized Gains                             (0.62)             --
   -----------------------------------------------------------------------------------------------------
       Total Distributions                          (0.62)             --
   -----------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $12.15          $13.21
   -----------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                        (3.03)%         (6.44)%(b)
   -----------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $5,469          $2,680
     Ratio of Expenses to Average Net Assets         2.57%           2.56%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                           (0.49)%         (0.22)%(c)
     Ratio of Expenses to Average Net Assets*        2.92%           2.61%(c)
     Portfolio Turnover (d)                        104.39%          37.23%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.

   (b) Not annualized.

   (c) Annualized.

   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   (e) No fees were waived during this period.

   FINANCIAL HIGHLIGHTS

-


SMALL CAPITALIZATION FUND


                                                                           INVESTOR A
                                                                  ELEVEN
                                                   YEAR           MONTHS           YEAR            YEAR
                                                   ENDED          ENDED           ENDED           ENDED
                                                  MAY 31,        MAY 31,         JUNE 30,        JUNE 30,
                                                   1999            1998            1997            1996
   NET ASSET VALUE, BEGINNING OF PERIOD           $ 25.72        $  27.55        $  34.17        $  25.88
   ------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                   (0.34)          (0.35)          (0.29)          (0.23)
     Net Realized and Unrealized Gains (Losses)
       from Investments                             (4.36)          (0.18)          (1.08)          12.17
   ------------------------------------------------------------------------------------------------------
       Total from Investment Activities             (4.70)          (0.53)          (1.37)          11.94
   ------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Realized Gains                             (2.53)          (1.30)          (5.25)          (3.65)
   ------------------------------------------------------------------------------------------------------
       Total Distributions                          (2.53)          (1.30)          (5.25)          (3.65)
   ------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $ 18.49        $  25.72        $  27.55        $  34.17
   ------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                       (18.92)%         (1.90)%(a)      (4.53)%         49.93%
   ------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $57,813        $163,178        $188,645        $187,016
     Ratio of Expenses to Average Net Assets         1.61%           1.60%(b)        1.57%           1.54%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                           (1.07)%         (1.23)%(b)      (1.19)%         (1.18)%
     Ratio of Expenses to Average Net Assets*          (d)             (d)             (d)             (d)
     Portfolio Turnover (c)                         99.86%          46.17%          48.45%          67.22%

                                                         INVESTOR A

                                                    YEAR            YEAR
                                                   ENDED           ENDED
                                                  JUNE 30,        JUNE 30,
                                                    1995            1994
   NET ASSET VALUE, BEGINNING OF PERIOD           $ 19.75         $ 20.31
   --------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                   (0.18)          (0.15)
     Net Realized and Unrealized Gains (Losses)
       from Investments                              8.46            0.09
   ------------------------------------------------------------------------------------------
       Total from Investment Activities              8.28           (0.06)
   ----------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Realized Gains                             (2.15)          (0.50)
   ------------------------------------------------------------------------------------------------------
       Total Distributions                          (2.15)          (0.50)
   ------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $ 25.88         $ 19.75
   ------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                        44.88%          (0.55)%
   ------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $71,894         $42,791
     Ratio of Expenses to Average Net Assets         1.55%           1.40%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                            (1.27)%         (1.24)%
     Ratio of Expenses to Average Net Assets*        1.58%           1.55%
     Portfolio Turnover (c)                         50.53%          72.64%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Not annualized.



   (b) Annualized.



   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.



   (d) Same as previous.

   FINANCIAL HIGHLIGHTS

-


SMALL CAPITALIZATION FUND


                                                                          INVESTOR B
                                                                 ELEVEN
                                                   YEAR          MONTHS           YEAR            YEAR
                                                   ENDED          ENDED          ENDED           ENDED
                                                  MAY 31,        MAY 31,        JUNE 30,        JUNE 30,
                                                   1999           1998            1997            1996
   NET ASSET VALUE, BEGINNING OF PERIOD           $ 25.02        $ 26.99        $ 33.78         $ 25.79
   -----------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                   (0.50)         (0.53)         (0.41)          (0.39)
     Net Realized and Unrealized Gains (Losses)
       from Investments                             (4.21)         (0.14)         (1.13)          12.03
   -----------------------------------------------------------------------------------------------------
       Total from Investment Activities             (4.71)         (0.67)         (1.54)          11.64
   -----------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Realized Gains                             (2.53)         (1.30)         (5.25)          (3.65)
   -----------------------------------------------------------------------------------------------------
       Total Distributions                          (2.53)         (1.30)         (5.25)          (3.65)
   -----------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $ 17.78        $ 25.02        $ 26.99         $ 33.78
   -----------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                       (19.52)%        (2.47)%(b)      (5.13)%         48.87%
   -----------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $18,736        $41,399        $46,895         $30,310
     Ratio of Expenses to Average Net Assets         2.37%          2.35%(c)       2.32%           2.29%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                           (1.82)%        (1.99)%(c)      (1.94)%         (1.93)%
     Ratio of Expenses to Average Net Assets*          (e)            (e)            (e)             (e)
     Portfolio Turnover (d)                         99.86%         46.17%         48.45%          67.22%

                                                         INVESTOR B

                                                    YEAR            YEAR
                                                   ENDED           ENDED
                                                  JUNE 30,        JUNE 30,
                                                    1995          1994(A)
   NET ASSET VALUE, BEGINNING OF PERIOD            $19.83          $22.71
   --------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                   (0.19)          (0.09)
     Net Realized and Unrealized Gains (Losses)
       from Investments                              8.30           (2.79)
   ------------------------------------------------------------------------------------------
       Total from Investment Activities              8.11           (2.88)
   ----------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Realized Gains                             (2.15)             --
   -----------------------------------------------------------------------------------------------------
       Total Distributions                          (2.15)             --
   -----------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $25.79          $19.83
   -----------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                        43.78%         (12.68)%(b)
   -----------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $9,990          $2,130
     Ratio of Expenses to Average Net Assets         2.32%           2.35%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                           (2.03)%          (2.19)%(c)
     Ratio of Expenses to Average Net Assets*        2.55%           2.61%(c)
     Portfolio Turnover (d)                         50.53%          72.64%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.



   (b) Not annualized.



   (c) Annualized.



   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.



   (e) No fees were waived during this period.

   FINANCIAL HIGHLIGHTS

-


MID CAPITALIZATION FUND


                                                                          INVESTOR A
                                                                 ELEVEN
                                                   YEAR          MONTHS           YEAR            YEAR
                                                   ENDED          ENDED          ENDED           ENDED
                                                  MAY 31,        MAY 31,        JUNE 30,        JUNE 30,
                                                   1999           1998            1997            1996
   NET ASSET VALUE, BEGINNING OF PERIOD           $ 14.98        $ 15.72        $ 20.71         $ 16.56
   -----------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                   (0.19)         (0.14)         (0.16)          (0.16)
     Net Realized and Unrealized Gains (Losses)
       from Investments                              1.15           2.51           1.30            4.97
   -----------------------------------------------------------------------------------------------------
       Total from Investment Activities              0.96           2.37           1.14            4.81
   -----------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Realized Gains                             (1.84)         (3.11)         (6.13)          (0.66)
     In Excess of Net Realized Gains                   --             --             --              --
   -----------------------------------------------------------------------------------------------------
       Total Distributions                          (1.84)         (3.11)         (6.13)          (0.66)
   -----------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $ 14.10        $ 14.98        $ 15.72         $ 20.71
   -----------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                         8.08%         16.84%(a)       5.78%          29.57%
   -----------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $50,605        $90,183        $80,634         $66,260
     Ratio of Expenses to Average Net Assets         1.57%          1.55%(b)       1.56%           1.54%
     Ratio of Expenses to Average Net Assets*          (d)            (d)            (d)             (d)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                           (1.00)%        (1.02)%(b)     (1.05)%         (0.94)%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets*                             (d)            (d)            (d)             (d)
     Portfolio Turnover (c)                        100.19%         38.41%         38.47%          49.27%

                                                         INVESTOR A

                                                    YEAR            YEAR
                                                   ENDED           ENDED
                                                  JUNE 30,        JUNE 30,
                                                    1995            1994
   NET ASSET VALUE, BEGINNING OF PERIOD           $ 14.69         $ 15.11
   --------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                   (0.12)          (0.10)
     Net Realized and Unrealized Gains (Losses)
       from Investments                              3.46           (0.28)
   ------------------------------------------------------------------------------------------
       Total from Investment Activities              3.34           (0.38)
   ----------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Realized Gains                             (0.48)          (0.04)
     In Excess of Net Realized Gains                (0.99)             --
   -----------------------------------------------------------------------------------------------------
       Total Distributions                          (1.47)          (0.04)
   -----------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $ 16.56         $ 14.69
   -----------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                        24.85%          (2.57)%
   -----------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $43,803         $36,108
     Ratio of Expenses to Average Net Assets         1.51%           1.38%
     Ratio of Expenses to Average Net Assets*        1.54%           1.53%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                           (0.87)%         (0.75)%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets*                          (0.90)%         (0.90)%
     Portfolio Turnover (c)                         46.39%          70.87%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Not annualized.

   (b) Annualized.

   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   (d) No fees were waived during this period.

   FINANCIAL HIGHLIGHTS

-


MID CAPITALIZATION FUND


                                                                           INVESTOR B
                                                                  ELEVEN
                                                   YEAR           MONTHS           YEAR            YEAR
                                                   ENDED          ENDED           ENDED           ENDED
                                                  MAY 31,        MAY 31,         JUNE 30,        JUNE 30,
                                                   1999            1998            1997            1996
   NET ASSET VALUE, BEGINNING OF PERIOD           $ 14.20        $ 15.12         $ 20.28         $ 16.35
   ------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                   (0.28)         (0.23)          (0.24)          (0.23)
     Net Realized and Unrealized Gains (Losses)
       from Investments                              1.06           2.42            1.21            4.82
   ------------------------------------------------------------------------------------------------------
       Total from Investment Activities              0.78           2.19            0.97            4.59
   ------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Realized Gains                             (1.84)         (3.11)          (6.13)          (0.66)
     In Excess of Net Realized Gains                   --             --              --              --
   ------------------------------------------------------------------------------------------------------
       Total Distributions                          (1.84)         (3.11)          (6.13)          (0.66)
   ------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $ 13.14        $ 14.20         $ 15.12         $ 20.28
   ------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                         7.19%         16.27%(b)        4.94%          28.59%
   ------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $16,629        $23,780         $21,994         $15,840
     Ratio of Expenses to Average Net Assets         2.32%          2.30%(c)        2.31%           2.29%
     Ratio of Expenses to Average Net Assets*          (e)            (e)             (e)             (e)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                           (1.75)%        (1.77)%(c)      (1.80)%         (1.70)%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets*                             (e)            (e)             (e)             (e)
     Portfolio Turnover (c)                        100.19%         38.41%          38.47%          49.27%

                                                         INVESTOR B

                                                    YEAR            YEAR
                                                   ENDED           ENDED
                                                  JUNE 30,        JUNE 30,
                                                    1995          1994(A)
   NET ASSET VALUE, BEGINNING OF PERIOD            $14.63          $16.66
   --------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                   (0.11)          (0.05)
     Net Realized and Unrealized Gains (Losses)
       from Investments                              3.30           (1.98)
   ------------------------------------------------------------------------------------------
       Total from Investment Activities              3.19           (2.03)
   ----------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Realized Gains                             (0.48)             --
     In Excess of Net Realized Gains                (0.99)             --
   ------------------------------------------------------------------------------------------------------
       Total Distributions                          (1.47)             --
   ------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $16.35          $14.63
   ------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                        23.88%         (12.18)%(b)
   ------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $6,073          $1,616
     Ratio of Expenses to Average Net Assets         2.29%           2.30%(c)
     Ratio of Expenses to Average Net Assets*        2.54%           2.56%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                           (1.61)%         (1.57)%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets*                          (1.87)%         (1.83)%(c)
     Portfolio Turnover (c)                         46.39%          70.87%(c)



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.

   (b) Not annualized.

   (c) Annualized.

   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   (e) No fees were waived during this period.

   FINANCIAL HIGHLIGHTS

-


LARGE CAPITALIZATION FUND



                                                                          INVESTOR A
                                                                 ELEVEN                         DECEMBER 28,
                                                   YEAR          MONTHS           YEAR              1995
                                                   ENDED          ENDED          ENDED               TO
                                                  MAY 31,        MAY 31,        JUNE 30,          JUNE 30,
                                                   1999           1998            1997            1996(a)
   NET ASSET VALUE, BEGINNING OF PERIOD           $ 16.19        $ 14.44        $ 11.23            $10.00
   ---------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                   (0.11)         (0.06)            --              0.03
     Net Realized and Unrealized Gains (Losses)
       from Investments                              3.89           3.51           3.30              1.23
   ---------------------------------------------------------------------------------------------------------
       Total from Investment Activities              3.78           3.45           3.30              1.26
   ---------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                             --             --          (0.01)            (0.03)
     Net Realized Gains                             (0.30)         (1.67)         (0.08)               --
     Tax Return of Capital                             --          (0.03)            --                --
   ---------------------------------------------------------------------------------------------------------
       Total Distributions                          (0.30)         (1.70)         (0.09)            (0.03)
   ---------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $ 19.67        $ 16.19        $ 14.44            $11.23
   ---------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                        23.42%         25.95%(b)      29.52%             8.99%(b)
   ---------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $24,513        $21,628        $12,260            $1,657
     Ratio of Expenses to Average Net Assets         1.35%          1.35%(c)       1.37%             1.40%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                           (0.59)%        (0.45)%(c)     (0.14)%            0.31%(c)
     Ratio of Expenses to Average Net Assets*          (d)            (d)            (d)             2.62%(c)
     Portfolio Turnover (e)                         50.51%         24.74%         48.44%             0.86%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


   (a) Period from commencement of operations.



   (b) Not annualized.



   (c) Annualized.



   (d) No fees were waived during this period.



   (e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS

-


LARGE CAPITALIZATION FUND



                                                                              INVESTOR B
                                                                 ELEVEN                             DECEMBER 28,
                                                   YEAR          MONTHS           YEAR                  1995
                                                   ENDED          ENDED          ENDED                   TO
                                                  MAY 31,        MAY 31,        JUNE 30,              JUNE 30,
                                                   1999           1998            1997                1996(a)
   NET ASSET VALUE, BEGINNING OF PERIOD           $ 15.95        $ 14.34         $11.22                $10.00
   -----------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                   (0.23)         (0.12)         (0.05)                 0.01
     Net Realized and Unrealized Gains (Losses)
       from Investments                              3.79           3.43           3.25                  1.23
   -----------------------------------------------------------------------------------------------------------------
       Total from Investment Activities              3.56           3.31           3.20                  1.24
   -----------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                             --             --             --                 (0.02)
     Net Realized Gains                             (0.30)         (1.67)         (0.08)                   --
     Tax Return of Capital                             --          (0.03)            --                    --
   -----------------------------------------------------------------------------------------------------------------
       Total Distributions                          (0.30)         (1.70)         (0.08)                (0.02)
   -----------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $ 19.21        $ 15.95         $14.34                $11.22
   -----------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                        22.38%         25.12%(b)      28.62%                 8.77%(b)
   -----------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $14,128        $10,169         $4,130                $  832
     Ratio of Expenses to Average Net Assets         2.11%          2.09%(c)       2.12%                 1.78%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                           (1.34)%        (1.21)%(c)     (0.88)%               (0.32)%(c)
     Ratio of Expenses to Average Net Assets*          (d)            (d)            (d)                 4.07%(c)
     Portfolio Turnover (e)                         50.51%         24.74%         48.44%                 0.86%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Period from commencement of operations.



   (b) Not annualized.



   (c) Annualized.



   (d) No fees were waived during this period.



   (e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS

-

EQUITY INCOME FUND

                                                                           INVESTOR A
                                                                  ELEVEN
                                                   YEAR           MONTHS           YEAR            YEAR
                                                   ENDED          ENDED           ENDED           ENDED
                                                  MAY 31,        MAY 31,         JUNE 30,        JUNE 30,
                                                   1999            1998            1997            1996
   NET ASSET VALUE, BEGINNING OF PERIOD           $ 18.78        $  19.20        $ 17.31         $ 14.49
   ------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                    0.22            0.25           0.29            0.30
     Net Realized and Unrealized Gains (Losses)
       from Investments                              1.76            2.72           3.57            3.27
   ------------------------------------------------------------------------------------------------------
       Total from Investment Activities              1.98            2.97           3.86            3.57
   ------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                          (0.22)          (0.21)         (0.28)          (0.30)
     In Excess of Net Investment Income                --              --             --              --
     Net Realized Gains                             (2.24)          (3.18)         (1.69)          (0.45)
     In Excess of Net Realized Gains                   --              --             --              --
   ------------------------------------------------------------------------------------------------------
       Total Distributions                          (2.46)          (3.39)         (1.97)          (0.75)
   ------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $ 18.30        $  18.78        $ 19.20         $ 17.31
   ------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                        12.06%          17.08%(a)      23.81%          25.05%
   ------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $82,733        $104,503        $99,423         $82,396
     Ratio of Expenses to Average Net Assets         1.59%           1.58%(b)       1.58%           1.57%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                            1.23%           1.39%(b)       1.62%           1.86%
     Ratio of Expenses to Average Net Assets*          (d)             (d)            (d)             (d)
     Portfolio Turnover (c)                         51.09%          18.62%         20.14%          40.75%

                                                         INVESTOR A

                                                    YEAR            YEAR
                                                   ENDED           ENDED
                                                  JUNE 30,        JUNE 30,
                                                    1995            1994
   NET ASSET VALUE, BEGINNING OF PERIOD           $ 13.50         $ 14.69
   --------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                    0.36            0.37
     Net Realized and Unrealized Gains (Losses)
       from Investments                              1.00           (0.56)
   ------------------------------------------------------------------------------------------
       Total from Investment Activities              1.36           (0.19)
   ----------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                          (0.36)          (0.37)
     In Excess of Net Investment Income             (0.01)             --
     Net Realized Gains                                --           (0.24)
     In Excess of Net Realized Gains                   --           (0.39)
   ------------------------------------------------------------------------------------------------------
       Total Distributions                          (0.37)          (1.00)
   ------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $ 14.49         $ 13.50
   ------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                        10.32%          (1.63)%
   ------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $71,063         $76,108
     Ratio of Expenses to Average Net Assets         1.54%           1.40%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                            2.65%           2.65%
     Ratio of Expenses to Average Net Assets*        1.57%           1.55%
     Portfolio Turnover (c)                         77.70%          69.35%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Not annualized.



   (b) Annualized.



   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.



   (d) No fees were waived during the period.

   FINANCIAL HIGHLIGHTS


EQUITY INCOME FUND

                                                                          INVESTOR B
                                                                 ELEVEN
                                                   YEAR          MONTHS           YEAR            YEAR
                                                   ENDED          ENDED          ENDED           ENDED
                                                  MAY 31,        MAY 31,        JUNE 30,        JUNE 30,
                                                   1999           1998            1997            1996
   NET ASSET VALUE, BEGINNING OF PERIOD           $ 18.68        $ 19.14        $ 17.27         $ 14.47
   -----------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                    0.09           0.11           0.16            0.19
     Net Realized and Unrealized Gains (Losses)
       from Investments                              1.75           2.71           3.57            3.25
   -----------------------------------------------------------------------------------------------------
       Total from Investment Activities              1.84           2.82           3.73            3.44
   -----------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                          (0.13)         (0.10)         (0.17)          (0.19)
     In Excess of Net Investment Income                --             --             --              --
     Net Realized Gains                             (2.24)         (3.18)         (1.69)          (0.45)
     In Excess of Net Realized Gains                   --             --             --              --
   -----------------------------------------------------------------------------------------------------
       Total Distributions                          (2.37)         (3.28)         (1.86)          (0.64)
   -----------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $ 18.15        $ 18.68        $ 19.14         $ 17.27
   -----------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                        11.22%         16.28%(b)      22.96%          24.11%
   -----------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $22,456        $27,767        $21,038         $12,590
     Ratio of Expenses to Average Net Assets         2.34%          2.33%(c)       2.33%           2.32%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                            0.48%          0.64%(c)       0.88%           1.11%
     Ratio of Expenses to Average Net Assets*          (e)            (e)            (e)             (e)
     Portfolio Turnover (d)                         51.09%         18.62%         20.14%          40.75%

                                                         INVESTOR B

                                                    YEAR            YEAR
                                                   ENDED           ENDED
                                                  JUNE 30,        JUNE 30,
                                                    1995          1994(A)
   NET ASSET VALUE, BEGINNING OF PERIOD            $13.49          $14.92
   --------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                    0.26            0.13
     Net Realized and Unrealized Gains (Losses)
       from Investments                              0.99           (1.43)
   ------------------------------------------------------------------------------------------
       Total from Investment Activities              1.25           (1.30)
   ----------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                          (0.26)          (0.13)
     In Excess of Net Investment Income             (0.01)             --
     Net Realized Gains                                --              --
     In Excess of Net Realized Gains                   --              --
   -----------------------------------------------------------------------------------------------------
       Total Distributions                          (0.27)          (0.13)
   -----------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $14.47          $13.49
   -----------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                         9.41%          (8.76)%(b)
   -----------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $7,131          $3,836
     Ratio of Expenses to Average Net Assets         2.32%           2.33%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                            1.86%           1.87%(c)
     Ratio of Expenses to Average Net Assets*        2.57%           2.59%(c)
     Portfolio Turnover (d)                         77.70%          69.35%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.



   (b) Not annualized.



   (c) Annualized.



   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.



   (e) No fees were waived during this period.

   FINANCIAL HIGHLIGHTS


BALANCED ALLOCATION FUND



                                                                           INVESTOR A
                                                            ELEVEN
                                                   YEAR     MONTHS      YEAR       YEAR       YEAR       YEAR
                                                   ENDED     ENDED     ENDED      ENDED      ENDED      ENDED
                                                  MAY 31,   MAY 31,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                   1999      1998       1997       1996       1995       1994
   NET ASSET VALUE, BEGINNING OF PERIOD           $ 13.82   $ 13.00   $ 13.37    $ 12.19    $ 10.67    $ 11.09
   ------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                    0.27      0.29      0.32       0.32       0.28       0.26
     Net Realized and Unrealized Gains (Losses)
       from Investments and Foreign Currencies       0.07      1.21      1.12       1.74       1.69      (0.43)
   ------------------------------------------------------------------------------------------------------------
       Total from Investment Activities              0.34      1.50      1.44       2.06       1.97      (0.17)
   ------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                          (0.27)    (0.32)    (0.33)     (0.31)     (0.29)     (0.25)
     Net Realized Gains                             (0.37)    (0.36)    (1.48)     (0.57)     (0.01)        --
     In Excess of Net Realized Gains                   --        --        --         --      (0.15)        --
   ------------------------------------------------------------------------------------------------------------
       Total Distributions                          (0.64)    (0.68)    (1.81)     (0.88)     (0.45)     (0.25)
   ------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $ 13.52   $ 13.82   $ 13.00    $ 13.37    $ 12.19    $ 10.67
   ------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                         2.47%    11.87%(a) 11.61%     17.51%     18.96%     (1.63)%
   ------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $15,760   $19,404   $18,826    $17,097    $12,849    $11,901
     Ratio of Expenses to Average Net Assets         1.36%     1.36%(b)  1.36%      1.41%      1.47%      1.18%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                            2.05%     2.32%(b)  2.47%      2.37%      2.54%      2.38%
     Ratio of Expenses to Average Net Assets*        1.61%     1.62%(b)  1.61%      1.66%      1.78%      1.63%
     Portfolio Turnover (c)                        158.56%   117.80%   425.05%    437.90%    250.66%    192.39%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Not annualized.



   (b) Annualized.



   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS



BALANCED ALLOCATION FUND



                                                                           INVESTOR B
                                                            ELEVEN
                                                   YEAR     MONTHS      YEAR       YEAR       YEAR       YEAR
                                                   ENDED     ENDED     ENDED      ENDED      ENDED      ENDED
                                                  MAY 31,   MAY 31,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                   1999      1998       1997       1996       1995     1994(a)
   NET ASSET VALUE, BEGINNING OF PERIOD           $13.81    $13.00     $13.36     $12.18     $10.67     $11.71
   ------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                   0.18      0.19       0.21       0.23       0.20       0.10
     Net Realized and Unrealized Gains (Losses)
       from Investments and Foreign Currencies      0.07      1.21       1.13       1.74       1.67      (1.05)
   ------------------------------------------------------------------------------------------------------------
       Total from Investment Activities             0.25      1.40       1.34       1.97       1.87      (0.95)
   ------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                         (0.17)    (0.23)     (0.22)     (0.22)     (0.20)     (0.09)
     Net Realized Gains                            (0.37)    (0.36)     (1.48)     (0.57)     (0.06)        --
     In Excess of Net Realized Gains                  --        --         --         --      (0.10)        --
   ------------------------------------------------------------------------------------------------------------
       Total Distributions                         (0.54)    (0.59)     (1.70)     (0.79)     (0.36)     (0.09)
   ------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $13.52    $13.81     $13.00     $13.36     $12.18     $10.67
   ------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                        1.72%    11.05%(b)   10.82%    16.71%     17.96%     (8.16)%(b)
   ------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $5,723    $7,988     $6,299     $4,278     $1,291     $  744
     Ratio of Expenses to Average Net Assets        2.11%     2.11%(c)    2.11%     2.16%      2.25%      2.05%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                           1.30%     1.57%(c)    1.73%     1.64%      1.74%      1.94%(c)
     Ratio of Expenses to Average Net Assets*       2.36%     2.37%(c)    2.36%     2.45%      2.77%      2.61%(c)
     Portfolio Turnover (d)                       158.56%   117.80%    425.05%    437.90%    250.66%    192.39%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.



   (b) Not annualized.



   (c) Annualized.



   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS


BOND FUND



                                                                           INVESTOR A
                                                            ELEVEN
                                                   YEAR     MONTHS      YEAR       YEAR       YEAR       YEAR
                                                   ENDED     ENDED     ENDED      ENDED      ENDED      ENDED
                                                  MAY 31,   MAY 31,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                   1999      1998       1997       1996       1995       1994
   NET ASSET VALUE, BEGINNING OF PERIOD           $  9.99   $  9.68   $  9.51    $   9.67   $   9.30   $ 10.54
   ------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                    0.52      0.52      0.56        0.57       0.58      0.59
     Net Realized and Unrealized Gains (Losses)
       from Investments                             (0.28)     0.32      0.17       (0.16)      0.38      0.72
   ------------------------------------------------------------------------------------------------------------
       Total from Investment Activities              0.24      0.84      0.73        0.41       0.96     (0.13)
   ------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                          (0.53)    (0.53)    (0.56)      (0.57)     (0.58)    (0.57)
     Net Realized Gains                             (0.02)       --        --          --         --        --
     In Excess of Net Realized Gains                   --        --        --          --      (0.01)    (0.54)
   ------------------------------------------------------------------------------------------------------------
       Total Distributions                          (0.55)    (0.53)    (0.56)      (0.57)     (0.59)    (1.11)
   ------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $  9.68   $  9.99   $  9.68    $   9.51   $   9.67   $  9.30
   ------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                         2.55%     8.83%(a)  7.92%       4.27%     10.85%    (1.62)%
   ------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $11,916   $16,669   $19,760    $ 20,175   $ 17,572   $18,391
     Ratio of Expenses to Average Net Assets         1.19%     1.19%(b)  1.19%       1.19%      1.24%     0.98%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                            5.29%     5.81%(b)  5.88%       5.71%      6.32%     5.86%
     Ratio of Expenses to Average Net Assets*        1.28%     1.28%(b)  1.28%       1.28%      1.39%     1.27%
     Portfolio Turnover (c)                        268.66%   545.68%   827.00%   1,189.27%  1,010.64%   893.27%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Not annualized.



   (b) Annualized.



   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS


BOND FUND



                                                                           INVESTOR B
                                                            ELEVEN
                                                   YEAR     MONTHS      YEAR       YEAR       YEAR       YEAR
                                                   ENDED     ENDED     ENDED      ENDED      ENDED      ENDED
                                                  MAY 31,   MAY 31,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                   1999      1998       1997       1996       1995     1994(a)
   NET ASSET VALUE, BEGINNING OF PERIOD           $10.00    $ 9.69     $ 9.51    $   9.68   $   9.26    $ 9.95
   ------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                   0.46      0.46       0.50        0.50       0.52      0.22
     Net Realized and Unrealized Gains (Losses)
       from Investments                            (0.29)     0.32       0.16       (0.17)      0.42     (0.70)
   ------------------------------------------------------------------------------------------------------------
       Total from Investment Activities             0.17      0.78       0.66        0.33       0.94     (0.48)
   ------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                         (0.46)    (0.47)     (0.48)      (0.50)     (0.52)    (0.21)
     Net Realized Gains                            (0.02)       --         --          --         --        --
     In Excess of Net Realized Gains                  --        --         --          --         --        --
   ------------------------------------------------------------------------------------------------------------
       Total Distributions                         (0.48)    (0.47)     (0.48)      (0.50)     (0.52)    (0.21)
   ------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $ 9.69    $10.00     $ 9.69    $   9.51   $   9.68    $ 9.26
   ------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                        1.66%     8.18%(b)    7.09%      3.46%     10.62%    (4.84)%(b)
   ------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $4,548    $6,423     $5,967    $  4,426   $  1,330    $  485
     Ratio of Expenses to Average Net Assets        1.94%     1.94%(c)    1.94%      1.94%      2.03%     1.89%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                           4.53%     5.07%(c)    5.15%      4.97%      5.54%     5.34%(c)
     Ratio of Expenses to Average Net Assets*       2.03%     2.03%(c)    2.03%      2.03%      2.39%     2.29%(c)
     Portfolio Turnover (d)                       268.66%   545.68%    827.00%   1,189.27%  1,010.64%   893.27%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.



   (b) Not annualized.



   (c) Annualized.



   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS


INTERMEDIATE GOVERNMENT OBLIGATIONS FUND



                                                                           INVESTOR A
                                                            ELEVEN
                                                   YEAR     MONTHS      YEAR       YEAR       YEAR       YEAR
                                                   ENDED     ENDED     ENDED      ENDED      ENDED      ENDED
                                                  MAY 31,   MAY 31,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                   1999      1998       1997       1996       1995       1994
   NET ASSET VALUE, BEGINNING OF PERIOD           $  9.88   $  9.73   $   9.70   $  9.93    $  9.62    $ 10.53
   ------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                    0.48      0.49       0.52      0.60       0.50       0.59
     Net Realized and Unrealized Gains (Losses)
       from Investments                             (0.11)     0.16       0.04     (0.25)      0.31      (0.66)
   ------------------------------------------------------------------------------------------------------------
       Total from Investment Activities              0.37      0.65       0.56      0.35       0.81      (0.07)
   ------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                          (0.48)    (0.49)     (0.53)    (0.58)     (0.50)     (0.59)
     Tax Return of Capital                             --     (0.01)        --        --         --         --
     In Excess of Net Realized Gains                   --        --         --        --         --      (0.25)
   ------------------------------------------------------------------------------------------------------------
       Total Distributions                          (0.48)    (0.50)     (0.53)    (0.58)     (0.50)     (0.84)
   ------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $  9.77   $  9.88   $   9.73   $  9.70    $  9.93    $  9.62
   ------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                         3.83%     6.78%(a)   5.91%     3.69%      8.69%     (0.90)%
   ------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $10,244   $14,461   $ 18,552   $22,954    $27,521    $36,106
     Ratio of Expenses to Average Net Assets         1.24%     1.22%(b)   1.23%     1.21%      1.25%      1.00%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                            4.81%     5.42%(b)   5.41%     5.51%      5.22%      5.80%
     Ratio of Expenses to Average Net Assets*        1.33%     1.31%(b)   1.32%     1.30%      1.41%      1.29%
     Portfolio Turnover (c)                         53.07%   774.28%  1,516.78%   916.39%    549.13%    546.06%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Not annualized.



   (b) Annualized.



   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS



INTERMEDIATE GOVERNMENT OBLIGATIONS FUND



                                                                      INVESTOR B
                                                            ELEVEN
                                                   YEAR     MONTHS      YEAR       YEAR       YEAR       YEAR
                                                   ENDED     ENDED     ENDED      ENDED      ENDED      ENDED
                                                  MAY 31,   MAY 31,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                   1999      1998       1997       1996       1995     1994(a)
   NET ASSET VALUE, BEGINNING OF PERIOD           $ 9.85    $ 9.71    $   9.67    $ 9.89    $  9.60    $ 10.14
   ------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                   0.40      0.43        0.45      0.53       0.43       0.21
     Net Realized and Unrealized Gains (Losses)
       from Investments                            (0.11)     0.15        0.03     (0.24)      0.30      (0.54)
   ------------------------------------------------------------------------------------------------------------
       Total from Investment Activities             0.29      0.58        0.48      0.29       0.73      (0.33)
   ------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                         (0.40)    (0.43)      (0.44)    (0.51)     (0.44)     (0.21)
     Tax Return of Capital                            --     (0.01)         --        --         --         --
     In Excess of Net Realized Gains                  --        --          --        --         --         --
   ------------------------------------------------------------------------------------------------------------
       Total Distributions                         (0.40)    (0.44)      (0.44)    (0.51)     (0.44)     (0.21)
   ------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $ 9.74    $ 9.85    $   9.71    $ 9.67    $  9.89    $  9.60
   ------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                        2.96%     6.07%(b)     5.09%    2.93%      7.84%     (3.31)%(b)
   ------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $1,255    $1,852    $  1,972    $1,843    $   977    $   531
     Ratio of Expenses to Average Net Assets        1.99%     1.97%(c)     1.98%    1.96%      2.06%      1.92%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                           4.05%     4.67%(c)     4.67%    4.78%      4.41%      4.80%(c)
     Ratio of Expenses to Average Net Assets*       2.08%     2.06%(c)     2.07%    2.05%      2.42%      2.32%(c)
     Portfolio Turnover (d)                        53.07%   774.28%   1,516.78%   916.39%    549.13%    546.06%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.



   (b) Not annualized.



   (c) Annualized.



   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS


U.S. GOVERNMENT INCOME FUND



                                                                           INVESTOR A
                                                            ELEVEN
                                                   YEAR     MONTHS      YEAR       YEAR       YEAR       YEAR
                                                   ENDED     ENDED     ENDED      ENDED      ENDED      ENDED
                                                  MAY 31,   MAY 31,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                   1999      1998       1997       1996       1995       1994
   NET ASSET VALUE, BEGINNING OF PERIOD           $  9.27   $  9.15   $  9.25    $  9.42    $  9.41    $ 10.04
   ------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                    0.55      0.61      0.70       0.73       0.75       0.74
     Net Realized and Unrealized Gains (Losses)
       from Investments and Foreign Currencies      (0.14)     0.08     (0.10)     (0.17)        --      (0.64)
   ------------------------------------------------------------------------------------------------------------
       Total from Investment Activities              0.41      0.69      0.60       0.56       0.75       0.10
   ------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                          (0.55)    (0.53)    (0.59)     (0.65)     (0.66)     (0.72)
     Tax Return of Capital                             --     (0.04)    (0.11)     (0.08)     (0.08)     (0.01)
   ------------------------------------------------------------------------------------------------------------
       Total Distributions                          (0.55)    (0.57)    (0.70)     (0.73)     (0.74)     (0.73)
   ------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $  9.13   $  9.27   $  9.15    $  9.25    $  9.42    $  9.41
   ------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                         4.46%     7.80%(a)  6.86%      5.97%      8.46%      0.94%
   ------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $38,190   $54,710   $58,589    $52,250    $50,931    $54,027
     Ratio of Expenses to Average Net Assets         1.00%     1.00%(b)  1.02%      1.01%      1.04%      0.82%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                            5.92%     7.20%(b)  7.64%      7.70%      8.03%      7.42%
     Ratio of Expenses to Average Net Assets*        1.34%     1.34%(b)  1.36%      1.35%      1.44%      1.36
     Portfolio Turnover (c)                         52.60%   278.94%   499.53%    348.01%    114.71%    102.24%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Not annualized.



   (b) Annualized.



   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS



U.S. GOVERNMENT INCOME FUND



                                                                           INVESTOR B
                                                            ELEVEN
                                                   YEAR     MONTHS      YEAR       YEAR       YEAR       YEAR
                                                   ENDED     ENDED     ENDED      ENDED      ENDED      ENDED
                                                  MAY 31,   MAY 31,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                   1999      1998       1997       1996       1995     1994(a)
   NET ASSET VALUE, BEGINNING OF PERIOD           $  9.24   $  9.13   $  9.21    $  9.39    $  9.38    $  9.88
   ------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                    0.47      0.55      0.63       0.66       0.68       0.28
     Net Realized and Unrealized Gains (Losses)
       from Investments                             (0.13)     0.07     (0.09)     (0.18)      0.01      (0.50)
   ------------------------------------------------------------------------------------------------------------
       Total from Investment Activities              0.34      0.62      0.54       0.48       0.69      (0.22)
   ------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                          (0.47)    (0.47)    (0.52)     (0.59)     (0.61)     (0.27)
     Tax Return of Capital                             --     (0.04)    (0.10)     (0.07)     (0.07)     (0.01)
   ------------------------------------------------------------------------------------------------------------
       Total Distributions                          (0.47)    (0.51)    (0.62)     (0.66)     (0.68)     (0.28)
   ------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $  9.11   $  9.24   $  9.13    $  9.21    $  9.39    $  9.38
   ------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales And
         Redemption Charges)                         3.76%     6.98%(b)    6.06%    5.22%      7.71%     (2.26)%(b)
   ------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $16,373   $23,739   $23,448    $19,556    $ 8,478    $ 2,787
     Ratio of Expenses to Average Net Assets         1.75%     1.75%(c)    1.77%    1.76%      1.83%      1.77%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                            5.15%     6.45%(c)    6.89%    6.92%      7.28%      6.72%(c)
     Ratio of Expenses to Average Net Assets*        2.09%     2.09%(c)    2.11%    2.10%      2.44%      2.42%(c)
     Portfolio Turnover (d)                         52.60%   278.94%   499.53%    348.01%    114.71%    102.24%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.



   (b) Not annualized.



   (c) Annualized.



   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS



LIMITED MATURITY BOND FUND



                                                                           INVESTOR A
                                                            ELEVEN
                                                   YEAR     MONTHS      YEAR       YEAR       YEAR       YEAR
                                                   ENDED     ENDED     ENDED      ENDED      ENDED      ENDED
                                                  MAY 31,   MAY 31,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                   1999      1998       1997       1996       1995       1994
   NET ASSET VALUE, BEGINNING OF PERIOD           $  9.50   $  9.49   $  9.48    $  9.71    $  9.57    $ 10.18
   ------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                    0.53      0.47      0.55       0.62       0.56       0.62
     Net Realized and Unrealized Gains (Losses)
       from Investments                             (0.08)     0.01      0.01      (0.21)      0.13      (0.58)
   ------------------------------------------------------------------------------------------------------------
       Total from Investment Activities              0.45      0.48      0.56       0.41       0.69       0.04
   ------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                          (0.53)    (0.47)    (0.55)     (0.62)     (0.55)     (0.61)
     Net Realized Gains                                --        --        --      (0.01)        --         --
     In Excess of Net Realized Gains                   --        --        --         --         --      (0.04)
     Tax Return of Capital                             --        --        --      (0.01)        --         --
   ------------------------------------------------------------------------------------------------------------
       Total Distributions                          (0.53)    (0.47)    (0.55)     (0.64)     (0.55)     (0.65)
   ------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $  9.42   $  9.50   $  9.49    $  9.48    $  9.71    $  9.57
   ------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                         4.84%     5.23%(a)  6.11%      4.37%      7.53%      0.32%
   ------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $24,246   $41,571   $27,381    $14,390    $18,930    $24,907
     Ratio of Expenses to Average Net Assets         1.08%     1.07%(b)  1.11%      1.09%      1.05%      0.86%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                            5.55%     5.37%(a)  5.76%      6.09%      5.89%      6.22%
     Ratio of Expenses to Average Net Assets*        1.32%     1.31%(a)  1.35%      1.33%      1.36%      1.30%
     Portfolio Turnover (c)                        126.98%   225.88%   607.84%    618.60%    397.97%    353.28%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Not annualized.



   (b) Annualized.



   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS



LIMITED MATURITY BOND FUND



                                                                           INVESTOR B
                                                            ELEVEN
                                                   YEAR     MONTHS      YEAR       YEAR       YEAR       YEAR
                                                   ENDED     ENDED     ENDED      ENDED      ENDED      ENDED
                                                  MAY 31,   MAY 31,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                   1999      1998       1997       1996       1995     1994(a)
   NET ASSET VALUE, BEGINNING OF PERIOD           $  9.50   $  9.49   $  9.46    $  9.70    $  9.56    $  9.99
   ------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                    0.46      0.40      0.48       0.55       0.49       0.23
     Net Realized and Unrealized Gains (Losses)
       from Investments                             (0.08)     0.02      0.02      (0.22)      0.12      (0.44)
   ------------------------------------------------------------------------------------------------------------
       Total from Investment Activities              0.38      0.42      0.50       0.33       0.61      (0.21)
   ------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                          (0.46)    (0.41)    (0.47)     (0.55)     (0.47)     (0.22)
     Net Realized Gains                                --        --        --         --         --         --
     In Excess of Net Realized Gains                   --        --        --         --         --         --
     Tax Return of Capital                             --        --        --      (0.02)        --         --
   ------------------------------------------------------------------------------------------------------------
       Total Distributions                          (0.46)    (0.41)    (0.47)     (0.57)     (0.47)     (0.22)
   ------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $  9.42   $  9.50   $  9.49    $  9.46    $  9.70    $  9.56
   ------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales And
         Redemption Charges)                         4.03%     4.50%(b)    5.39%    3.43%      6.68%     (2.09)%(b)
   ------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $   826   $ 1,553   $ 1,492    $ 1,547    $   892    $   629
     Ratio of Expenses to Average Net Assets         1.83%     1.82%(c)    1.86%    1.84%      1.85%      1.78%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                            4.81%     4.63%(c)    5.02%    5.35%      5.14%      5.36%(c)
     Ratio of Expenses to Average Net Assets*        2.07%     2.06%(c)    2.10%    2.08%      2.36%      2.33%(c)
     Portfolio Turnover (d)                        126.98%   225.88%   607.84%    618.60%    397.97%    353.28%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.



   (b) Not annualized.



   (c) Annualized.



   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS


MICHIGAN MUNICIPAL BOND FUND



                                                                           INVESTOR A
                                                            ELEVEN
                                                   YEAR     MONTHS      YEAR       YEAR       YEAR       YEAR
                                                   ENDED     ENDED     ENDED      ENDED      ENDED      ENDED
                                                  MAY 31,   MAY 31,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                   1999      1998       1997       1996       1995       1994
   NET ASSET VALUE, BEGINNING OF PERIOD           $ 11.06   $ 10.89   $ 10.76    $ 10.75    $ 10.53    $ 10.97
   ------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                    0.44      0.42      0.49       0.47       0.48       0.47
     Net Realized and Unrealized Gains (Losses)
       from Investments                             (0.08)     0.23      0.14       0.04       0.23      (0.36)
   ------------------------------------------------------------------------------------------------------------
       Total from Investment Activities              0.36      0.65      0.63       0.51       0.71       0.11
   ------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                          (0.44)    (0.45)    (0.46)     (0.47)     (0.48)     (0.45)
     Net Realized Gains                             (0.07)    (0.03)    (0.04)     (0.03)     (0.01)     (0.01)
     In Excess of Net Realized Gains                   --        --        --         --         --      (0.09)
   ------------------------------------------------------------------------------------------------------------
       Total Distributions                          (0.51)    (0.48)    (0.50)     (0.50)     (0.49)     (0.55)
   ------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $ 10.91   $ 11.06   $ 10.89    $ 10.76    $ 10.75    $ 10.53
   ------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                         3.38%     5.96%(a)  5.89%      4.87%      6.99%      0.92%
   ------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $28,305   $38,536   $38,302    $36,681    $37,874    $42,204
     Ratio of Expenses to Average Net Assets         1.01%     0.99%(b)  1.01%      1.02%      1.00%      0.85%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                            3.96%     4.09%(b)  4.48%      4.32%      4.57%      4.25%
     Ratio of Expenses to Average Net Assets*        1.29%     1.28%(b)  1.30%      1.31%      1.32%      1.29%
     Portfolio Turnover (c)                          6.52%    26.24%    28.48%     27.66%     26.06%      6.69%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Not annualized.



   (b) Annualized.



   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS



MICHIGAN MUNICIPAL BOND FUND



                                                                            INVESTOR B
                                                             ELEVEN
                                                   YEAR      MONTHS      YEAR       YEAR       YEAR       YEAR
                                                   ENDED     ENDED      ENDED      ENDED      ENDED      ENDED
                                                  MAY 31,   MAY 31,    JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                   1999       1998       1997       1996       1995     1994(a)
   NET ASSET VALUE, BEGINNING OF PERIOD           $11.07     $10.90     $10.76     $10.75     $10.52     $11.09
   -------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                   0.36       0.34       0.41       0.40       0.40       0.16
     Net Realized and Unrealized Gains (Losses)
       from Investments                            (0.08)      0.23       0.13       0.04       0.24      (0.57)
   -------------------------------------------------------------------------------------------------------------
       Total from Investment Activities             0.28       0.57       0.54       0.44       0.64      (0.41)
   -------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                         (0.36)     (0.37)     (0.36)     (0.40)     (0.40)     (0.16)
     Net Realized Gains                            (0.07)     (0.03)     (0.04)     (0.03)     (0.01)        --
     In Excess of Net Realized Gains                  --         --         --         --         --         --
   -------------------------------------------------------------------------------------------------------------
       Total Distributions                         (0.43)     (0.40)     (0.40)     (0.43)     (0.41)     (0.16)
   -------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $10.92     $11.07     $10.90     $10.76     $10.75     $10.52
   -------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                        2.52%      5.32%(b)    5.05%     4.13%      6.28%     (3.69)%(b)
   -------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $3,217     $3,983     $3,503     $3,565     $2,270     $1,302
     Ratio of Expenses to Average Net Assets        1.76%      1.74%(c)    1.76%     1.77%      1.78%      1.77%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                           3.21%      3.34%(c)    3.73%     3.57%      3.80%      3.51%(c)
     Ratio of Expenses to Average Net Assets*       2.05%      2.03%(c)    2.05%     2.06%      2.32%      2.32%(c)
     Portfolio Turnover (d)                         6.52%     26.24%     28.48%     27.66%     26.06%      6.69%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.



   (b) Not annualized.



   (c) Annualized.



   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS



NATIONAL TAX EXEMPT BOND FUND (FORMERLY MUNICIPAL BOND FUND)



                                                                            INVESTOR A
                                                             ELEVEN
                                                   YEAR      MONTHS      YEAR       YEAR       YEAR       YEAR
                                                   ENDED     ENDED      ENDED      ENDED      ENDED      ENDED
                                                  MAY 31,   MAY 31,    JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                   1999       1998       1997       1996       1995       1994
   NET ASSET VALUE, BEGINNING OF PERIOD           $10.53     $10.53     $10.43     $10.39    $ 10.29    $ 10.92
   -------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                   0.37       0.35       0.44       0.41       0.41       0.40
     Net Realized and Unrealized Gains (Losses)
       from Investments                            (0.03)      0.22       0.12       0.03       0.27      (0.31)
   -------------------------------------------------------------------------------------------------------------
       Total from Investment Activities             0.34       0.57       0.56       0.44       0.68       0.09
   -------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                         (0.37)     (0.39)     (0.41)     (0.40)     (0.41)     (0.39)
     Net Realized Gains                            (0.12)     (0.18)     (0.05)        --         --      (0.21)
     In Excess of Net Realized Gains                  --         --         --         --      (0.17)     (0.12)
   -------------------------------------------------------------------------------------------------------------
       Total Distributions                         (0.49)     (0.57)     (0.46)     (0.40)     (0.58)     (0.72)
   -------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $10.38     $10.53     $10.53     $10.43    $ 10.39    $ 10.29
   -------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                        3.29%      5.46%(a)    5.47%     4.29%      7.02%      0.71%
   -------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $6,886     $9,502     $9,601     $7,835    $11,378    $13,123
     Ratio of Expenses to Average Net Assets        1.02%      1.02%(b)    1.06%     1.05%      1.02%      0.87%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                           3.51%      3.64%(b)    4.19%     3.85%      4.00%      3.72%
     Ratio of Expenses to Average Net Assets*       1.31%      1.31%(b)    1.35%     1.34%      1.33%      1.32%
     Portfolio Turnover (c)                         6.67%     85.56%     48.83%     47.46%     35.15%     44.39%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Not annualized.



   (b) Annualized.



   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS



NATIONAL TAX EXEMPT BOND FUND (FORMERLY MUNICIPAL BOND FUND)



                                                                            INVESTOR B
                                                             ELEVEN
                                                   YEAR      MONTHS      YEAR       YEAR       YEAR       YEAR
                                                   ENDED     ENDED      ENDED      ENDED      ENDED      ENDED
                                                  MAY 31,   MAY 31,    JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                   1999       1998       1997       1996       1995     1994(a)
   NET ASSET VALUE, BEGINNING OF PERIOD           $10.50     $10.51     $10.39     $10.36     $10.26     $10.76
   -------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                   0.29       0.28       0.36       0.33       0.33       0.13
     Net Realized and Unrealized Gains (Losses)
       from Investments                            (0.02)      0.21       0.13       0.03       0.27      (0.50)
   -------------------------------------------------------------------------------------------------------------
       Total from Investment Activities             0.27       0.49       0.49       0.36       0.60      (0.37)
   -------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                         (0.29)     (0.32)     (0.32)     (0.33)     (0.33)     (0.13)
     Net Realized Gains                            (0.12)     (0.18)     (0.05)        --         --         --
     In Excess of Net Realized Gains                  --         --         --         --      (0.17)        --
   -------------------------------------------------------------------------------------------------------------
       Total Distributions                         (0.41)     (0.50)     (0.37)     (0.33)     (0.50)     (0.13)
   -------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $10.36     $10.50     $10.51     $10.39     $10.36     $10.26
   -------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                        2.53%      4.75%(b)    4.81%     3.48%      6.17%     (3.41)%(b)
   -------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $  491     $  706     $  993     $  735     $  447     $  359
     Ratio of Expenses to Average Net Assets        1.77%      1.77%(c)    1.81%     1.80%      1.80%      1.80%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                           2.76%      2.89%(c)    3.43%     3.11%      3.22%      2.88%(c)
     Ratio of Expenses to Average Net Assets*       2.06%      2.06%(c)    2.10%     2.09%      2.33%      2.37%(c)
     Portfolio Turnover (d)                         6.67%     85.56%     48.83%     47.46%     35.15%     44.39%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.



   (b) Not annualized.



   (c) Annualized.



   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS


TAX-FREE FUND



                                                                            INVESTOR A
                                                             ELEVEN
                                                   YEAR      MONTHS      YEAR       YEAR       YEAR       YEAR
                                                   ENDED     ENDED      ENDED      ENDED      ENDED      ENDED
                                                  MAY 31,   MAY 31,    JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                   1999       1998       1997       1996       1995       1994
   NET ASSET VALUE, BEGINNING OF PERIOD           $1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
   -------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income                         0.025      0.026      0.028      0.029      0.029      0.018
     DISTRIBUTIONS:
     Net Investment Income                        (0.025)    (0.026)    (0.028)    (0.029)    (0.029)    (0.018)
   NET ASSET VALUE, END OF PERIOD                 $1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
   -------------------------------------------------------------------------------------------------------------
       Total Return                                 2.56%      2.66%(a)   2.83%      2.91%      2.90%      1.81%
   -------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $  621    $55,106    $47,466    $41,713    $45,102    $48,256
     Ratio of Expenses to Average Net Assets        0.77%      0.76%(b)   0.78%      0.76%      0.74%      0.68%
     Ratio of Net Investment Income to Average
       Net Assets                                   2.71%      2.86%(b)   2.82%      2.89%      2.88%      1.81%
     Ratio of Expenses to Average Net Assets*       0.94%      0.93%(b)   0.95%      0.93%      0.95%      0.93%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.



   (a) Not annualized.



   (b) Annualized.

   FINANCIAL HIGHLIGHTS


PRIME OBLIGATIONS FUND


                                           YEAR ENDED                ELEVEN MONTHS           YEAR ENDED      YEAR ENDED
                                          MAY 31, 1999             ENDED MAY 31, 1998       JUNE 30, 1997   JUNE 30, 1996
                                     -----------------------   --------------------------   -------------   -------------
                                     INVESTOR A   INVESTOR B   INVESTOR A   INVESTOR B(a)    INVESTOR A      INVESTOR A
                                     ----------   ----------   ----------   -------------   -------------   -------------
    NET ASSET VALUE, BEGINNING OF
      PERIOD                          $ 1.000       $1.000      $  1.000       $1.000         $  1.000        $  1.000
    ---------------------------------------------------------------------------------------------------------------------
      INVESTMENT ACTIVITIES:
      Net Investment Income             0.046        0.037         0.045        0.027            0.048           0.050
      DISTRIBUTIONS:
      Net Investment Income            (0.046)      (0.037)       (0.045)      (0.027)          (0.048)         (0.050)
    ---------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD    $ 1.000       $1.000      $  1.000       $1.000         $  1.000        $  1.000
    ---------------------------------------------------------------------------------------------------------------------
        Total Return                     4.66%        3.73%         4.63%(b)     2.75%(b)         4.91%           5.07%
    ---------------------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTARY DATA:
      Net Assets at End of Period
        (000)                         $14,924       $  764      $217,934       $  387         $195,046        $147,478
      Ratio of Expenses to Average
        Net Assets                       0.76%        1.66%         0.76%(c)     1.66%(c)         0.73%           0.74%
      Ratio of Net Investment
        Income to Average Net
        Assets                           4.76%        3.59%         4.93%(c)     4.01%(c)         4.80%           4.93%
      Ratio of Expenses to Average
        Net Assets*                      0.93%        1.67%         0.93%(c)     1.68%(c)         0.90%           0.91%

                                      YEAR ENDED      YEAR ENDED
                                     JUNE 30, 1995   JUNE 30, 1994
                                     -------------   -------------
                                      INVESTOR A      INVESTOR A
                                     -------------   -------------
    NET ASSET VALUE, BEGINNING OF
      PERIOD                           $  1.000        $  1.000
    --------------------------------------------------------------
      INVESTMENT ACTIVITIES:
      Net Investment Income               0.047           0.027
      DISTRIBUTIONS:
      Net Investment Income              (0.047)         (0.027)
    --------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD     $  1.000        $  1.000
    --------------------------------------------------------------
        Total Return                       4.81%           2.75%
    --------------------------------------------------------------
    RATIOS/SUPPLEMENTARY DATA:
      Net Assets at End of Period
        (000)                          $108,565        $105,611
      Ratio of Expenses to Average
        Net Assets                         0.75%           0.74%
      Ratio of Net Investment
        Income to Average Net
        Assets                             4.71%           2.71%
      Ratio of Expenses to Average
        Net Assets*                        0.92%           0.91%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.



   (a) For the period September 30, 1997 (commencement of offering Investor B shares) to May 31, 1998.



   (b) Not annualized.



   (c) Annualized.

   FINANCIAL HIGHLIGHTS


U.S. GOVERNMENT OBLIGATIONS FUND



                                                                            INVESTOR A
                                                             ELEVEN
                                                   YEAR      MONTHS      YEAR       YEAR       YEAR       YEAR
                                                   ENDED     ENDED      ENDED      ENDED      ENDED      ENDED
                                                  MAY 31,   MAY 31,    JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                   1999       1998       1997       1996       1995       1994
   NET ASSET VALUE, BEGINNING OF PERIOD           $1.000    $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
   -------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income                         0.044       0.044      0.047      0.049      0.047      0.027
     DISTRIBUTIONS:
     Net Investment Income                        (0.044)     (0.044)    (0.047)    (0.049)    (0.047)    (0.027)
   -------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $1.000    $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
   -------------------------------------------------------------------------------------------------------------
       Total Return                                 4.53%       4.53%(a)   4.79%      4.99%      4.76%      2.69%
   -------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $2,032    $169,210   $212,082   $186,944   $169,179   $172,482
     Ratio of Expenses to Average Net Assets        0.75%       0.76%(b)   0.74%      0.74%      0.77%      0.77%
     Ratio of Net Investment Income to Average
       Net Assets                                   4.75%       4.83%(b)   4.69%      4.88%      4.62%      2.64%
     Ratio of Expenses to Average Net Assets*       0.92%       0.93%(b)   0.91%      0.91%      0.94%      0.94%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.



   (a) Not annualized.



   (b) Annualized.

   FINANCIAL HIGHLIGHTS



TREASURY FUND



                                                                              INVESTOR A
                                                             ELEVEN                                      DECEMBER 1,
                                                   YEAR      MONTHS      YEAR        YEAR       YEAR         1993
                                                   ENDED     ENDED       ENDED      ENDED      ENDED          TO
                                                  MAY 31,   MAY 31,    JUNE 30,    JUNE 30,   JUNE 30,     JUNE 30,
                                                   1999       1998       1997        1996       1995       1994(a)
   NET ASSET VALUE, BEGINNING OF PERIOD           $1.000    $  1.000   $  1.000    $  1.000   $  1.000     $ 1.000
   ------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income                         0.044       0.045      0.047       0.049      0.047       0.016
   ------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                        (0.044)     (0.045)    (0.047)     (0.049)    (0.047)      (0.06)
   ------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                 $1.000    $  1.000   $  1.000    $  1.000   $  1.000     $ 1.000
   ------------------------------------------------------------------------------------------------------------------
       Total Return                                 4.51%       4.61%(b)     4.82%     5.04%      4.81%       1.66%(b)
   ------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)            $9,161    $240,208   $176,006    $158,723   $105,391     $56,535
     Ratio of Expenses to Average Net Assets        0.67%       0.67%(c)     0.67%     0.70%      0.75%       0.64%(c)
     Ratio of Net Investment Income to Average
       Net Assets                                   4.77%       4.90%(c)     4.72%     4.87%      4.82%       2.84%(c)
     Ratio of Expenses to Average Net Assets*       0.91%       0.92%(c)     0.92%     0.95%      1.04%       0.99%(c)



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.



   (a) Period from commencement of operations.



   (b) Not annualized.



   (c) Annualized.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

   You can get free copies of Annual/Semi-Annual Reports and the SAI, of the Parkstone Group of Funds, or request other information and discuss your questions about the Funds by contacting a Broker or Bank that sells the Funds, or contact the Fund at:

                          The Parkstone Group of Funds
                                 P.O. Box 8590
                        Boston, Massachusetts 02266-8590
                           Telephone: 1-800-451-8377

You can review information about the Funds and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington D.C. You can get copies:

   o For a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission in Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.

   o   Free from the Commission's Website at http://www.sec.gov

Investment Company Act file no. 811-5105.

                                                                       PARKSTONE
                                                                           FUNDS


PAR-F-009-0100                                                              9/99

                                                                       PARKSTONE
                                                                           FUNDS

                              INSTITUTIONAL SHARES

PARKSTONE OFFERS INVESTORS:
o  Expert money management
o  Low initial investment
o  An automatic investment program
o  The opportunity to change investments when personal needs change
o 24-hour access to information about investments through FUNDATA(R) at 1-800-355-4555


THE PARKSTONE MUTUAL FUNDS

GROWTH FUNDS
Parkstone Small Capitalization Fund
Parkstone Mid Capitalization Fund
Parkstone Large Capitalization Fund
Parkstone International Discovery Fund

GROWTH AND INCOME FUNDS
Parkstone Conservative Allocation Fund
Parkstone Balanced Allocation Fund
Parkstone Aggressive Allocation Fund
Parkstone Equity Income Fund

INCOME FUNDS
Parkstone Bond Fund
Parkstone Limited Maturity Bond Fund
Parkstone Intermediate Government Obligations Fund
Parkstone U.S. Government Income Fund

TAX-FREE INCOME FUNDS
Parkstone Municipal Bond Fund
Parkstone Michigan Municipal Bond Fund

MONEY MARKET FUNDS
Parkstone Prime Obligations Fund
Parkstone U.S. Government Obligations Fund
Parkstone Tax-Free Fund
Parkstone Treasury Fund


                               SEPTEMBER 13, 1999

                                   PROSPECTUS

                 The Securities and Exchange Commission has not
               approved or disapproved these securities or passed
                   upon the adequacy of this prospectus. Any
             representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS


                                                         RISK/RETURN SUMMARY



                                               [LOGO]
                                                           4  International Discovery Fund
                                                           5  Small Capitalization Fund
                                                           6  Mid Capitalization Fund
                                                           7  Large Capitalization Fund
                                                           8  Fund Expenses -- Growth Funds
                                                           9  Equity Income Fund
                                                          10  Balanced Allocation Fund
                                                          11  Fund Expenses -- Growth and Income Funds
                                                          12  Bond Fund
                                                          13  Intermediate Government Obligations Fund
                                                          14  U.S. Government Income Fund
                                                          15  Limited Maturity Bond Fund
                                                          16  Fund Expenses -- Income Funds
                                                          17  Michigan Municipal Bond Fund
                                                          19  National Tax Exempt Bond Fund
                                                          20  Fund Expenses -- Tax-Free Income Funds
                                                          21  Tax-Free Fund
                                                          22  Prime Obligations Fund
                                                          23  U.S. Government Obligations Fund
                                                          24  Treasury Fund
                                                          25  Fund Expenses -- Money Market Funds

                                                         DESCRIPTION OF THE FUNDS



                                               [LOGO]
                                               [LOGO]
                                                          26  Investment Objectives, Strategies and Risks
                                                              Description of Investment Practices
                                                          37  Additional Risk Considerations

                                                         MANAGEMENT OF THE FUNDS



                                               [LOGO]
                                               [LOGO]
                                                          38  Investment Adviser
                                                          39  Portfolio Management Team
                                                          39  Distributor and Administrator
                                                          40  Year 2000

                                                         PURCHASE AND SALE OF SHARES



                                               [LOGO]
                                                          41  How NAV is Calculated
                                                          42  Purchasing and Adding to Your Shares
                                                          43  Selling Your Shares

                                                         DIVIDENDS, DISTRIBUTIONS AND TAXES



                                               [LOGO]
                                                          44  Dividends and Distributions
                                                          44  Federal Taxes
                                                          45  State and Local Taxes

                                                         FINANCIAL HIGHLIGHTS



                                               [LOGO]
                                                          46

 [LOGO]
          RISK/RETURN SUMMARY


   The following is a summary of certain key information about the Funds. You will find additional information about the Funds, including a detailed description of the risks of an investment in a Fund, after this summary.

   In this summary, we will describe certain kinds of risks that apply to one or more of the Funds. The summary also describes specific risks that may apply to one Fund. These risks are:

   - MARKET RISK This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short or longer-term periods.

   - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing or fixed-income or debt securities. Increases in interest rates may cause the value of a Fund's investments to decline.

   - CREDIT RISK This is the risk that the issuer of a security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations.

   - FOREIGN RISK This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

   - MANAGEMENT RISK This is the risk that investments selected by a Fund's manager may not perform well and that the Fund will not perform as well as a result.

   Other important things for you to note:

   - You may lose money by investing in a Fund.

   - An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   For convenience of reference, the Funds are sometimes referred to as part of a general grouping as described below:

   - GROWTH FUNDS (International Discovery Fund, Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund) The Growth Funds offer investors seeking growth of capital a range of alternative approaches to investing according to risk tolerance.

   - GROWTH AND INCOME FUNDS (Equity Income Fund and Balanced Allocation Fund) The Growth and Income Funds offer investors seeking current income with preservation of capital a range of alternative approaches to investing.

   - INCOME FUNDS (Bond Fund, Intermediate Government Obligations Fund, U.S. Government Income Fund and Limited Maturity Bond Fund) The Income Funds offer investors seeking current income with preservation of capital a range of alternative approaches to investing.


   - TAX-FREE INCOME FUNDS (Michigan Municipal Bond Fund and National Tax Exempt Bond Fund (formerly Municipal Bond Fund)) The Tax-Free Income Funds offer investors seeking income exempt from federal income tax as well as preservation of capital a range of alternative approaches to investing.


   - MONEY MARKET FUNDS (Tax-Free Fund, Prime Obligations Fund, U.S. Government Obligations Fund and Treasury Fund) The Money Market Funds offer investors seeking current income as well as preservation of capital a range of alternative approaches to investing. An investment in one of the Money Market Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each of the Money Market Funds seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in one of the Money Market Funds.

   Each Fund's investment objective may be changed without shareholder approval, except as otherwise stated.

    [SCALE ICON]
          RISK/RETURN SUMMARY                INTERNATIONAL DISCOVERY FUND



   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide capital appreciation by investing in equity securities of foreign issuers.



   - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its total assets in equity securities of at least three foreign issuers. The Fund's assets normally will be invested in the securities of issuers located in at least three foreign countries. Foreign investments also may include debt obligations issued or guaranteed by foreign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality. The Fund does not presently intend to invest in common stock of domestic companies.



   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are market risk, foreign risk, and management risk. Because the Fund invests in foreign securities, the Fund's returns will be more volatile and differ, sometimes significantly, from U.S. stock returns generally.


   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

     - Are seeking increased diversification and new investment opportunities.

     - Can stay invested for a minimum of three to five years.

     - Are willing to accept short-term price fluctuations and higher than average risk.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   PERFORMANCE SUMMARY


   The chart and table on this
   page show how the
   International Discovery Fund
   has performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over six
   years to demonstrate that the
   Fund has gained or lost value
   at different times. The table
   below compares the Fund's
   average annual returns for 1
   and 5 year periods and since
   inception to those of the
   Morgan Stanley Capital
   International Europe,
   Australasia and Far East
   (EAFE) Index, which represents
   the performance of the major
   stock markets in those
   regions. Past performance does
   not indicate how the Fund will
   perform in the future.

                                                PERFORMANCE BAR CHART
                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                               INSTITUTIONAL SHARES(1)

1993                                                                             33.88%
94                                                                               -6.68%
95                                                                                8.01%
96                                                                               16.56%
97                                                                                1.80%
98                                                                               12.66%

                                     The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                     During the period shown in the bar chart, the Fund's:

                                      Best Quarter was  18.24% 4th quarter  1998


                                      Worst Quarter was -15.56% 3rd quarter 1998


                                 PERFORMANCE TABLE

                          Average Annual Total Returns(1)
                     (for the periods ended December 31, 1998)




                                                         FUND OR CLASS       PAST        PAST          SINCE
                                                           INCEPTION         YEAR       5 YEARS      INCEPTION
   International Discovery Fund Institutional
     Shares                                                12/29/92         12.66%       6.14%        10.32%

   Morgan Stanley Capital International EAFE Index         12/29/92         20.33%       9.50%        13.10%


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

    [SCALE ICON]
          RISK/RETURN SUMMARY                   SMALL CAPITALIZATION FUND



   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide capital appreciation with a diversified portfolio of publicly traded smaller cap equity securities.



   - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its total assets in equity securities of companies with small stock market capitalization. The Fund considers a "small capitalization" company to be one that has the same market capitalization as the companies in the Russell 2000 Growth Index. The Fund may invest up to 25% of its total assets in foreign securities.


   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are market risk and management risk. The Fund's risks also include capitalization risk, which is the risk of investing in securities of small companies. Prices of these companies' securities tend to be more volatile than those of large companies' securities. In addition, small-capitalization companies may have more risk because they often have less-seasoned management and more limited product lines, markets, or financial resources. To the extent the Fund invests in foreign securities, your investment may have foreign risk.

   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

      - Wish to take advantage of the growth potential of small company stocks.

      - Can remain invested for a minimum of three to five years.
      - Are willing to accept higher than average volatility and risk.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   PERFORMANCE SUMMARY


   The chart and table on this
   page show how the Small
   Capitalization Fund has
   performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over ten
   years to demonstrate that the
   Fund has gained or lost value
   at different times. The table
   below compares the Fund's
   average annual returns for 1,
   5 and 10 year periods and
   since inception to those of
   the Russell 2000 Growth Index,
   which is comprised of
   securities in the Russell 2000
   Stock Index with a greater
   than average growth
   orientation. Past performance
   does not indicate how the Fund
   will perform in the future.

                                                PERFORMANCE BAR CHART
                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                               INSTITUTIONAL SHARES(1)

1989                                                                             32.39%
90                                                                               -1.37%
91                                                                               43.94%
92                                                                               19.15%
93                                                                               21.93%
94                                                                                5.17%
95                                                                               35.86%
96                                                                               27.70%
97                                                                               -5.97%
98                                                                               -5.31%

                                     The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                     During the period shown in the bar chart, the Fund's:

                                      Best Quarter was 31.41% 4th quarter 1992


                                      Worst Quarter was -26.91% 3rd quarter 1998


                                 PERFORMANCE TABLE

                          Average Annual Total Returns(1)
                     (for the periods ending December 31, 1998)



                                                               FUND OR CLASS    PAST     PAST       PAST       SINCE
                                                                 INCEPTION      YEAR    5 YEARS   10 YEARS   INCEPTION
   Small Capitalization Fund Institutional Shares                10/31/88      -5.31%   10.19%     16.07%     15.78%

   Russell 2000 Growth Index                                     10/31/88       1.23%   10.22%     11.54%     11.43%


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

    [SCALE ICON]
          RISK/RETURN SUMMARY                     MID CAPITALIZATION FUND



   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide capital appreciation with a diversified portfolio of publicly traded mid cap equity securities.



   - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its total assets in securities of companies with mid stock market capitalization. The Fund considers a "mid capitalization' company to be one that has the same market capitalization as the companies in the Russell Mid Cap Growth Index. The Fund may invest up to 25% of its total assets in foreign securities.


   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are market risk and management risk. The Fund's risks also include capitalization risk, which is the risk of investing in the securities of mid-capitalization companies. Prices of mid-capitalization companies' securities tend to be more volatile than those of large companies' securities. In addition, mid-capitalization companies may have more risk because they often have less-seasoned management and more limited product lines, markets, or financial resources. To the extent the Fund invests in foreign securities, your investment may have foreign risk.

   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

     - Want to take advantage of the long-term growth potential historically provided by stock investments.

     - Can remain invested for a minimum of three to five years.


     - Are willing to accept short-term price fluctuations and higher than average risk in return for potential above-average long-term growth.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the Mid
   Capitalization Fund has
   performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over ten
   years to demonstrate that the
   Fund has gained or lost value
   at different times. The table
   below compares the Fund's
   average annual returns for 1,
   5 and 10 year periods and
   since inception to those of
   the Russell Mid-Cap Growth
   Index, an unmanaged index
   which focuses on the
   mid-capitalization sector of
   the U.S. stock market. Past
   performance does not indicate
   how the Fund will perform in
   the future.
                                                PERFORMANCE BAR CHART
                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                               INSTITUTIONAL SHARES(1)

1989                                                                             35.54%
90                                                                                -3.3%
91                                                                               27.60%
92                                                                               15.22%
93                                                                               12.97%
94                                                                                -5.3%
95                                                                               29.86%
96                                                                               18.32%
97                                                                               11.70%
98                                                                               11.31%

                                     The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                     During the period shown in the bar chart, the Fund's:

                                      Best Quarter was 21.95% 4th quarter  1998


                                      Worst Quarter was -19.22% 3rd quarter 1998


                                 PERFORMANCE TABLE

                          Average Annual Total Returns(1)
                     (for the periods ended December 31, 1998)



                                                       FUND OR CLASS    PAST     PAST       PAST       SINCE
                                                         INCEPTION      YEAR    5 YEARS   10 YEARS   INCEPTION
   Mid Capitalization Fund Institutional Shares          10/31/88      11.31%   12.59%     14.69%     14.43%

   Russell Mid-Cap Growth Index                          10/31/88      17.86%   17.34%     17.30%     17.13%


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

    [SCALE ICON]
          RISK/RETURN SUMMARY                   LARGE CAPITALIZATION FUND



   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide capital appreciation with a diversified portfolio of publicly traded larger cap equity securities.



   - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its total assets in a diversified portfolio of common stocks and securities convertible into common stocks of companies with large stock market capitalization. The Fund considers a "large capitalization" company to be one that has the same market capitalization as the companies in the S&P Barra Growth Index. The Fund may also invest up to 25% of its total assets in foreign securities.


   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are market risk and management risk. To the extent the Fund invests in foreign securities, your investment may have foreign risk.

   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

     - Want to take advantage of the long-term growth potential historically provided by stock investments.

     - Wish to invest in large companies whose names or products/services are well known.

     - Can remain invested for a minimum of three to five years.


     - Are willing to accept short-term price fluctuations and higher than average risk in return for potential above-average long-term growth.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
   PERFORMANCE SUMMARY


   The chart and table on this
   page show how the Large
   Capitalization Fund has
   performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over three
   years to demonstrate that the
   Fund has gained or lost value
   at different times. The table
   below compares the Fund's
   average annual returns for a
   one year period and since
   inception to those of the S&P
   Barra Growth Index, which is
   comprised of securities in the
   Standard & Poor's 500 Stock
   Index that have a higher than
   average price-to-book ratio.
   Past performance does not
   indicate how the Fund will
   perform in the future.

                                                PERFORMANCE BAR CHART
                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                               INSTITUTIONAL SHARES(1)

1996                                                                             23.23%
97                                                                               29.08%
98                                                                               42.62%

                                     The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                     During the period shown in the bar chart, the Fund's:

                                      Best Quarter was 25.53% 4th quarter  1998


                                      Worst Quarter was -9.12% 3rd quarter  1998


                                 PERFORMANCE TABLE

                          Average Annual Total Returns(1)
                     (for the periods ended December 31, 1998)



                                                              FUND OR CLASS    PAST      SINCE
                                                                INCEPTION      YEAR    INCEPTION
   Large Capitalization Fund Institutional Shares               12/28/95      42.62%    31.39%

   S&P Barra Growth Index                                       12/28/95      42.16%    33.99%


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

    [SCALE ICON]
          RISK/RETURN SUMMARY                               FUND EXPENSES


   FEES AND EXPENSES -- GROWTH FUNDS



   THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD INSTITUTIONAL SHARES OF THE FUNDS.



   Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price. The fees and expenses for each Fund are based upon current contractual advisory fees and the other actual operating expenses of that Fund for the fiscal year ended May 31, 1999.


                                                            FEE TABLE

                                                            INTERNATIONAL       SMALL             MID             LARGE
                                                              DISCOVERY     CAPITALIZATION   CAPITALIZATION   CAPITALIZATION
                                                                FUND             FUND             FUND             FUND

      SHAREHOLDER FEES
      (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

      Maximum Sales Charge (Load) Imposed on Purchases
      (as a Percentage of offering price)                        None            None             None             None
      Maximum Deferred Sales Charge (Load) (as a
      percentage of offering price or sale price,
      whichever is less)                                         None            None             None             None
      Redemption Fee(1)                                          None            None             None             None
      Exchange Fee                                               None            None             None             None
      ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT
      ARE DEDUCTED FROM FUND ASSETS)

      Management Fees                                           1.15%           1.00%            1.00%            0.75%
      Distribution and Service (12b-1) Fees                     0.00%           0.00%            0.00%            0.00%

      Other Expenses                                            0.41%           0.36%            0.32%            0.30%
      Total Annual Fund Operating Expenses(2)                   1.56%           1.36%            1.32%            1.05%



   (1) Although no such fee is currently in place, the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.



   (2) Certain purchases of the Funds through financial institutions may be subject to fees for additional services provided to investors.


                                                    EXAMPLE


                                                                                    1      3       5        10
                                                                                 YEAR   YEARS   YEARS    YEARS
                                                INTERNATIONAL DISCOVERY FUND
                                                  INSTITUTIONAL SHARES           $159   $493    $850    $1,856
                                                SMALL CAPITALIZATION FUND
                                                  INSTITUTIONAL SHARES           $138   $431    $745    $1,635
                                                MID CAPITALIZATION FUND
                                                  INSTITUTIONAL SHARES           $134   $418    $723    $1,590
                                                LARGE CAPITALIZATION FUND
                                                  INSTITUTIONAL SHARES           $107   $334    $579    $1,283


This Example is intended to help
   you compare the cost of
   investing in the Funds with
   the cost of investing in
   other mutual funds.

The Example assumes that you
   invest $10,000 in the Funds
   for the time periods
   indicated and then redeem all
   of your shares at the end of
   those periods. The Example
   also assumes that your
   investment has a 5% return
   each year and that each
   Fund's operating expenses
   remain the same. Although
   your actual costs may be
   higher or lower, based on
   these assumptions your costs
   would be:

    [SCALE ICON]
          RISK/RETURN SUMMARY                          EQUITY INCOME FUND



   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities which, in the aggregate, provide an above-average current yield.



   - PRINCIPAL INVESTMENT STRATEGIES. The Fund invests at least 80% of the value of its total assets in income-producing, large cap common stocks and securities convertible into common stocks. The Fund considers a "large capitalization" company to be one that has the same market capitalization as the companies in the S&P Barra Value Index. The Fund expects that its core holdings will consist of securities with a high dividend yield, although it may balance these holdings with lower yielding but higher-growth oriented securities.


   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are market risk, interest rate risk, credit risk and management risk. To the extent the Fund invests in foreign securities, your investment has foreign securities risk.

   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

     - Would like to invest in the stock market but wish to do so in a way that helps reduce some of the risks associated with other types of stock funds.

     - Want a dependable source of monthly income.

     - Can stay invested for a minimum of three to five years.


     - Are willing to accept some short-term price fluctuations in return for potential above-average long-term returns.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   PERFORMANCE SUMMARY


   The chart and table on this
   page show how the Equity
   Income Fund has performed and
   how its performance has varied
   from year to year. The bar
   chart gives an indication of
   risk by showing changes in the
   Fund's yearly performance over
   ten years to demonstrate that
   the Fund has gained or lost
   value at different times. The
   table below compares the
   Fund's average annual returns
   for 1, 5 and 10 year periods
   and since inception to those
   of the S&P Barra Value Index,
   which is comprised of
   securities in the Standard &
   Poor's 500 Stock Index that
   have a lower than average
   price-to-book ratio. Past
   performance does not indicate
   how the Fund will perform in
   the future.

                                                PERFORMANCE BAR CHART
                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                               INSTITUTIONAL SHARES(1)

1989                                                                             28.13%
90                                                                                0.13%
91                                                                               24.96%
92                                                                                9.40%
93                                                                               12.65%
94                                                                               -8.26%
95                                                                               27.71%
96                                                                               17.17%
97                                                                               25.48%
98                                                                               10.95%

                                     The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                     During the period shown in the bar chart, the Fund's:

                                      Best Quarter was 13.54% 4th quarter  1998


                                      Worst Quarter was -10.73% 3rd quarter 1998


                                 PERFORMANCE TABLE

                          Average Annual Total Returns(1)
                     (for the periods ended December 31, 1998)



                                                       FUND OR CLASS    PAST     PAST       PAST       SINCE
                                                         INCEPTION      YEAR    5 YEARS   10 YEARS   INCEPTION
   Equity Income Fund Institutional Shares               10/31/88      10.95%   13.83%     14.21%     14.22%

   S&P Barra Value Index                                 10/31/88      14.67%   19.87%     16.67%     16.39%


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

    [SCALE ICON]
          RISK/RETURN SUMMARY                    BALANCED ALLOCATION FUND
-

   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide long-term capital appreciation and current income.

   - PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in a broad range of securities including common stocks, convertible securities and fixed-income securities. Normally, the Fund expects to invest 50% to 70% of its net assets in common stocks and convertible securities and 25% to 55% of its net assets in fixed-income securities. The Fund also may invest up to 30% of it net assets in cash and cash-equivalent securities, which include highly liquid securities with a maturity of less than three months. The Fund may invest up to 20% of its net assets in foreign securities.


   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are market risk, interest rate risk, credit risk and management risk. In addition, the Fund has the risk that the allocation of its investments between equity and fixed-income securities could have a negative effect on the Fund's net asset value when one of these asset classes is not performing as well as the other. To the extent the Fund invests in foreign securities, your investment has foreign risk.


   - WHO MAY WANT TO INVEST. Consider investing in the Fund if you:

     - Want exposure to stocks, bonds, and cash equivalents in a single fund.

     - Wish to rely on professional fund managers to increase or decrease exposure to different investment categories as market conditions change.

     - Can stay invested for a minimum of three to five years.


     - Are willing to accept some short-term price fluctuations in return for potential above-average long-term returns.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
   PERFORMANCE SUMMARY


   The chart and table on this
   page show how the Balanced
   Allocation Fund has performed
   and how its performance has
   varied from year to year. The
   bar chart gives an indication
   of risk by showing changes in
   the Fund's yearly performance
   over six years to demonstrate
   that the Fund has gained or
   lost value at different times.
   The table below compares the
   Fund's average annual returns
   for 1 and 5 year periods and
   since inception to those of
   the Standard & Poor's 500
   Stock Index ("S&P 500 Index"),
   a widely recognized, unmanaged
   index of common stocks
   generally representative of
   the U.S. stock market as a
   whole and the Lehman Brothers
   Aggregate Bond Index, an
   unmanaged, fixed income,
   market value-weighted index
   that includes treasury issues,
   agency issues, corporate bond
   issues and mortgage backed
   securities. Past performance
   does not indicate how the Fund
   will perform in the future.

                                                PERFORMANCE BAR CHART
                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                               INSTITUTIONAL SHARES(1)

                                                                       BALANCED ALLOCATION FUND
                                                                       ------------------------
1993                                                                             11.42
94                                                                               -2.77
95                                                                               22.96
96                                                                               13.10
97                                                                               11.67
98                                                                               13.04

                                     The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                     During the period shown in the bar chart, the Fund's:


                                                        Best Quarter was       10.21%  4th quarter  1998
                                                        Worst Quarter was      -6.87%  3rd quarter  1998


                                 PERFORMANCE TABLE

                          Average Annual Total Returns(1)
                     (for the periods ended December 31, 1998)

                                                       FUND OR CLASS       PAST        PAST          SINCE
                                                         INCEPTION         YEAR       5 YEARS      INCEPTION
   Balanced Allocation Fund Institutional Shares          1/31/92          13.04%      11.29%        11.42%

   S&P 500 Index                                          1/31/92          28.58%      24.06%        20.08%

   Lehman Brothers Aggregate Bond Index                   1/31/92           8.67%       7.27%         7.95%


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

    [SCALE ICON]
          RISK/RETURN SUMMARY                               FUND EXPENSES


   FEES AND EXPENSES -- GROWTH AND INCOME FUNDS


   THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD INSTITUTIONAL SHARES OF THE FUNDS.


   Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price. The fees and expenses for each Fund are based upon current contractual advisory fees and the other actual operating expenses of that Fund for the fiscal year ended May 31, 1999.

                                     FEE TABLE


                                                                       EQUITY INCOME   BALANCED ALLOCATION
      SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)           FUND               FUND
      Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                                   None               None
      Maximum Deferred Sales Charge (Load) (as a percentage of
      offering or sale price, whichever is less)                            None               None
      Redemption Fee(1)                                                     None               None
      Exchange Fee                                                          None               None
      ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
      FROM FUND ASSETS)

      Management Fees                                                      0.75%              0.75%
      Distribution and Service (12b-1) Fees                                0.00%              0.00%
      Other Expenses                                                       0.34%              0.36%
      Total Annual Fund Operating Expenses(2)                              1.09%              1.11%



   (1) Although no such fee is currently in place, the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.



   (2) Certain purchases of the Funds through financial institutions may be subject to fees for additional services provided to investors.


                                                    EXAMPLE


                                                                                    1      3      5       10
                                                                                 YEAR   YEARS  YEARS   YEARS
                                                EQUITY INCOME FUND
                                                  INSTITUTIONAL SHARES           $111   $347   $601   $1,329
                                                BALANCED ALLOCATION FUND
                                                  INSTITUTIONAL SHARES           $113   $353   $612   $1,352


This Example is intended to help
   you compare the cost of
   investing in the Funds with
   the cost of investing in
   other mutual funds.

The Example assumes that you
   invest $10,000 in the Funds
   for the time periods
   indicated and then redeem all
   of your shares at the end of
   those periods. The Example
   also assumes that your
   investment has a 5% return
   each year and that each
   Fund's operating expenses
   remain the same. Although
   your actual costs may be
   higher or lower, based on
   these assumptions you costs
   would be:

    [SCALE ICON]

          RISK/RETURN SUMMARY                                   BOND FUND



   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide current income as well as preservation of capital by investing in high- and medium-grade fixed-income securities.


   - PRINCIPAL INVESTMENT STRATEGIES. The Fund invests at least 80% of its total assets in investment grade debt securities of all types. Such securities will be rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, which the Adviser deems are of comparable quality. The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 12 years.



   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are interest rate risk, credit risk and management risk. Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest income. Because the Fund may invest in mortgage-related or asset-backed securities, it is subject to the risk that mortgages or other assets may be prepaid when interest rates decline, forcing the Fund to invest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional fixed-income securities.


   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

     - Wish to preserve and protect your assets while potentially staying ahead of inflation.

     - Want a dependable source of monthly income

     - Need additional diversification in your portfolio to reduce volatility.

     - Can keep your money invested for a minimum of two to three years.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the Bond Fund
   has performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over ten
   years to demonstrate that the
   Fund has gained or lost value
   at different times. The table
   below compares the Fund's
   average annual returns for 1,
   5 and 10 year periods and
   since inception to those of
   the Lehman Brothers Aggregate
   Bond Index. Past performance
   does not indicate how the Fund
   will perform in the future.
                                                PERFORMANCE BAR CHART
                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                               INSTITUTIONAL SHARES(1)

1989                                                                             11.91%
90                                                                                8.12%
91                                                                               15.04%
92                                                                                6.23%
93                                                                                9.83%
94                                                                                -3.5%
95                                                                               18.05%
96                                                                                3.41%
97                                                                                9.28%
98                                                                                7.50%

                                     The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                     During the period shown in the bar chart, the Fund's:


                                                        Best Quarter was        6.89%   2nd quarter  1989
                                                        Worst Quarter was      -2.67%   1st quarter  1994


                                 PERFORMANCE TABLE

                          Average Annual Total Returns(1)
                     (for the periods ended December 31, 1998)



                                                  FUND OR CLASS   PAST     PAST       PAST       SINCE
                                                    INCEPTION     YEAR    5 YEARS   10 YEARS   INCEPTION
   Bond Fund Institutional Shares                   10/31/88      7.50%    6.72%     8.44%       8.18%

   Lehman Brothers Aggregate Bond Index             10/31/88      8.67%    7.27%     9.26%       8.98%


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

    [SCALE ICON]
          RISK/RETURN SUMMARY    INTERMEDIATE GOVERNMENT OBLIGATIONS FUND


   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities.


   - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund expects to maintain a dollar-weighted average portfolio maturity of three to ten years. The Fund normally invests in U.S. Treasury bills, notes or bonds and other U.S. government securities. The Fund also may invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.



   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are interest rate risk, credit risk and management risk. Increases in interest rates may cause the value of the Fund's investments to decline and a decrease in value may not be offset by higher interest income. Because the Fund may invest in mortgage-related securities, it is subject to the risk that mortgages may be prepaid when interest rates decline, forcing the Fund to invest in securities with lower interest rates. For this and other reasons, mortgage-related securities may have significantly greater price and yield volatility than traditional debt securities.


   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:


     - Wish to preserve and protect your assets while potentially staying ahead of inflation.


     - Want a dependable source of monthly income.

     - Need additional diversification in your portfolio to reduce volatility.

     - Can keep your money invested for a minimum of two to three years.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the Intermediate
   Government Obligations Fund
   has performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over ten
   years to demonstrate that the
   Fund has gained or lost value
   at different times. The table
   below compares the Fund's
   average annual returns for 1,
   5 and 10 year periods and
   since inception to those of
   the Lehman Brothers
   Intermediate Government Index.
   Past performance does not
   indicate how the Fund will
   perform in the future.
                                                PERFORMANCE BAR CHART
                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                               INSTITUTIONAL SHARES(1)

1989                                                                             10.05%
90                                                                                8.81%
91                                                                               13.77%
92                                                                                5.33%
93                                                                                7.44%
94                                                                               -2.33%
95                                                                               13.49%
96                                                                                3.17%
97                                                                                6.88%
98                                                                                7.62%

                                     The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                     During the period shown in the bar chart, the Fund's:


                                                        Best Quarter was        5.23%   2nd quarter  1989
                                                        Worst Quarter was      -1.91%   1st quarter  1994


                                 PERFORMANCE TABLE

                          Average Annual Total Returns(1)
                     (for the periods ended December 31, 1998)



                                                              FUND OR CLASS   PAST     PAST       PAST       SINCE
                                                                INCEPTION     YEAR    5 YEARS   10 YEARS   INCEPTION
   Intermediate Government Obligations Institutional Shares     10/31/88      7.62%    5.64%     7.33%       7.09%

   Lehman Brothers Intermediate Government Index                10/31/88      8.47%    6.45%     8.34%       8.11%


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

    [SCALE ICON]
          RISK/RETURN SUMMARY                 U.S. GOVERNMENT INCOME FUND


   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities.


   - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund also may invest up to 20% of its total assets in other mortgage-related securities and short-term obligations. The Fund expects to maintain a dollar-weighted average portfolio maturity of three to ten years.



   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are interest rate risk, credit risk and management risk. Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest income. Because the Fund invests primarily in mortgage-related securities, it is subject to the risk that mortgages may be prepaid when interest rates decline, forcing the Fund to invest in securities with lower interest rates. For this and other reasons, mortgage-related securities may have significantly greater price and yield volatility than traditional debt securities.


   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

     - Want a high level of monthly income without a high degree of risk.

     - Wish to diversify your investment portfolio to reduce volatility.

     - Can keep your money invested for a minimum of two to three years.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the U.S.
   Government Income Fund has
   performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over six
   years to demonstrate that the
   Fund has gained or lost value
   at different times. The table
   below compares the Fund's
   average annual returns for 1
   and 5 year periods and since
   inception to those of the
   Lehman Brothers Mortgage-
   Backed Securities Index which
   covers all fixed-rate
   securities backed by mortgage
   pools of the Government
   National Mortgage Association
   (GNMA), Federal Home Loan
   Mortgage Corporation (FHLMC),
   and Federal National Mortgage
   Association (FNMA). Past
   performance does not indicate
   how the Fund will perform in
   the future.
                                                PERFORMANCE BAR CHART
                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                               INSTITUTIONAL SHARES(1)

1993                                                                              7.48%
94                                                                               -0.55%
95                                                                               13.78%
96                                                                                4.70%
97                                                                                8.10%
98                                                                                7.08%

                                     The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                     During the period shown in the bar chart, the Fund's:


                                                        Best Quarter was        3.94%   2nd quarter  1995
                                                        Worst Quarter was      -1.06%   1st quarter  1994


                                 PERFORMANCE TABLE

                          Average Annual Total Returns(1)
                     (for the periods ended December 31, 1998)




                                                          FUND OR CLASS      PAST        PAST          SINCE
                                                            INCEPTION        YEAR       5 YEARS      INCEPTION
   U.S. Government Income Fund Institutional Shares         11/12/92         7.08%       6.52%         6.60%

   Lehman Brothers Mortgage-Backed Securities Index         11/12/92         6.97%       7.23%         7.24%


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

    [SCALE ICON]
          RISK/RETURN SUMMARY                  LIMITED MATURITY BOND FUND



   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of high- and medium-grade fixed income securities.


   - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its total assets in investment grade debt securities of all types. The Fund invests primarily in corporate bonds, U.S. government obligations, and mortgage-related and asset-backed securities. Such securities will be rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, which the Adviser deems are of comparable quality. The Fund expects to maintain a dollar-weighted average portfolio maturity of one to five years.


   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest income. Because the Fund may invest in mortgage-related or asset-backed securities, it is subject to the risk that mortgages or other assets may be prepaid when interest rates decline, forcing the Fund to invest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.


   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

     - Wish to preserve and protect your assets while potentially staying ahead of inflation.


     - Want a dependable source of monthly income.


     - Need additional diversification in your portfolio to reduce volatility.


     - Can keep your money invested for a minimum of two to three years.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the Limited
   Maturity Bond Fund has
   performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over ten
   years to demonstrate that the
   Fund has gained or lost value
   at different times. The table
   below compares the Fund's
   average annual returns for 1,
   5 and 10 year periods and
   since inception to those of
   the Merrill Lynch 1-3 Year
   Government/Corporate Index,
   which represents the total
   returns of short-term
   government and corporate
   bonds. Past performance does
   not indicate how the Fund will
   perform in the future.

                                                PERFORMANCE BAR CHART

                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                               INSTITUTIONAL SHARES(1)


1989                                                                              9.54%

90                                                                                7.83%

91                                                                               12.24%

92                                                                                5.76%

93                                                                                6.85%

94                                                                               -0.72%

95                                                                               11.27%

96                                                                                4.16%

97                                                                                5.80%

98                                                                                6.51%


The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

During the period shown in the bar chart, the Fund's:


                                                        Best Quarter was        4.82%   2nd quarter  1989
                                                        Worst Quarter was      -1.08%   1st quarter  1994


                                 PERFORMANCE TABLE

                          Average Annual Total Returns(1)
                     (for the periods ended December 31, 1998)



                                                               FUND OR CLASS   PAST     PAST       PAST       SINCE
                                                                 INCEPTION     YEAR    5 YEARS   10 YEARS   INCEPTION
   Limited Maturity Bond Fund Institutional Shares               10/31/88      6.51%    5.34%     6.87%       6.76%

   Merrill Lynch 1-3 Year Government/Corporate Index             10/31/88      7.01%    6.04%     7.45%       7.33%


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

    [SCALE ICON]
          RISK/RETURN SUMMARY                               FUND EXPENSES


   FEES AND EXPENSES -- INCOME FUNDS



   THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD INSTITUTIONAL SHARES OF THE FUNDS.



   Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price. The fees and expenses for each Fund are based upon current contractual advisory fees and the other actual operating expenses of that Fund for the fiscal year ended May 31, 1999.


                                                            FEE TABLE

                       SHAREHOLDER FEES                                  INTERMEDIATE GOVERNMENT   U.S. GOVERNMENT
           (FEES PAID DIRECTLY FROM YOUR INVESTMENT)         BOND FUND      OBLIGATIONS FUND         INCOME FUND
      Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                       None               None                  None
      Maximum Deferred Sales Charge (Load) (as a
      percentage of offering price or sale price,
      whichever is less)                                        None               None                  None
      Redemption Fee(1)                                         None               None                  None
      Exchange Fee                                              None               None                  None
      ANNUAL FUND OPERATING EXPENSES
      (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

      Management Fees                                          0.55%              0.55%                 0.55%
      Distribution and Service (12b-1) Fees                    0.00%              0.00%                 0.00%
      Other Expenses                                           0.29%              0.34%                 0.35%
      Total Annual Fund Operating Expenses(2)                  0.84%              0.89%                 0.90%
      Fee Waivers/Reimbursements(3)                            0.05%              0.05%                 0.05%
      Net Annual Fund Operating Expenses                       0.79%              0.84%                 0.85%

                       SHAREHOLDER FEES                    LIMITED MATURITY
           (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          BOND FUND
      Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                        None
      Maximum Deferred Sales Charge (Load) (as a
      percentage of offering price or sale price,
      whichever is less)                                         None
      Redemption Fee(1)                                          None
      Exchange Fee                                               None
      ANNUAL FUND OPERATING EXPENSES
      (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
      Management Fees                                           0.45%
      Distribution and Service (12b-1) Fees                     0.00%
      Other Expenses                                            0.33%
      Total Annual Fund Operating Expenses(2)                   0.88%
      Fee Waivers/Reimbursements(3)                             0.05%
      Net Annual Fund Operating Expenses                        0.83%



   (1) Although no such fee is currently in place, the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.



   (2) Certain purchases of the Funds through financial institutions may be subject to fees for additional services provided to investors.



   (3) The Administrator is currently waiving a portion of its fees for the current fiscal year. The Administrator may revise or cancel this expense limitation at any time and will notify you of any material change.


                                                    EXAMPLE


                                                                                      1       3      5       10
                                                                                    YEAR   YEARS  YEARS   YEARS
                                                BOND FUND
                                                  INSTITUTIONAL SHARES              $86    $268   $466   $1,037
                                                INTERMEDIATE GOVERNMENT
                                                OBLIGATIONS FUND
                                                  INSTITUTIONAL SHARES              $91    $284   $493   $1,096
                                                U.S. GOVERNMENT INCOME FUND
                                                  INSTITUTIONAL SHARES              $92    $287   $498   $1,108
                                                LIMITED MATURITY BOND FUND
                                                  INSTITUTIONAL SHARES              $90    $281   $488   $1,084


This Example is intended to help
   you compare the cost of
   investing in the Funds with
   the cost of investing in
   other mutual funds.


The Example assumes that you
   invest $10,000 in the Funds
   for the time periods
   indicated and then redeem all
   of your shares at the end of
   those periods. The Example
   also assumes that your
   investment has a 5% return
   each year and that each
   Fund's operating expenses
   remain the same. Although
   your actual costs may be
   higher or lower, based on
   these assumptions you costs
   would be:

       [LOGO]
          RISK/RETURN SUMMARY                MICHIGAN MUNICIPAL BOND FUND

-


   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide current income exempt from federal income taxes and, to the extent possible, from Michigan personal income taxes, as is consistent with conservation of capital.


   - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in Michigan municipal securities and debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands, or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan State income and intangible taxes, although such income may be subject to the federal alternative minimum tax when received by certain shareholders. The Fund expects to maintain a dollar-weighted average portfolio maturity of two to ten years.

   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in Michigan municipal income securities may also include exposure to special factors that may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities or the rights of investors in these securities.

     Due to the level of investment in municipal obligations issued by the State of Michigan and its political subdivisions, the performance of the Fund will be closely tied to the economic and political conditions in the State of Michigan, and, therefore, an investment in the Fund may be riskier than an investment in other types of municipal bond funds. The State's economy is principally dependent upon manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture and historically has been highly cyclical. When a Fund's assets are concentrated in obligations from revenues of similar projects issued by issuers located in the same state or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) related to such securities to a greater extent than if its assets were not so concentrated.

     In addition, the Fund is not "diversified," meaning that it can invest a greater percentage of its assets in a particular issuer. Factors affecting these issuers could have a more significant adverse effect on the Fund's net asset value.

   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

     - Wish to earn investment income that is exempt from federal income tax

     - Live in Michigan and wish to earn investment income that is also exempt from state income tax

     - Want to support Michigan municipalities by purchasing their debt securities

     - Seek to reduce volatility in your portfolio through increased diversification

     - Can keep your money invested for a minimum of one to two years

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   RISK/RETURN SUMMARY                       MICHIGAN MUNICIPAL BOND FUND


   PERFORMANCE SUMMARY


   The chart and table on this
   page show how the Michigan
   Municipal Bond Fund has
   performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over eight
   years to demonstrate that the
   Fund has gained or lost value
   at different times. The table
   below compares the Fund's
   average annual returns for 1
   and 5 year periods and since
   inception to those of the
   Lehman Brothers 3-15 Year
   Municipal Bond Index. Past
   performance does not indicate
   how the Fund will perform in
   the future.


   The table measures performance
   in terms of total return.
   However, this Fund is managed
   for yield and not total
   return.
                                                PERFORMANCE BAR CHART
                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                               INSTITUTIONAL SHARES(1)

1991                                                                              9.78%
92                                                                                6.98%
93                                                                                9.74%
94                                                                               -2.86%
95                                                                               13.63%
96                                                                                3.03%
97                                                                                7.18%
98                                                                                5.00%

                                     The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                     During the period shown in the bar chart, the Fund's:

                                      Best Quarter was 5.25% 1st quarter  1995


                                      Worst Quarter was -3.28% 1st quarter  1994

                                 PERFORMANCE TABLE

                          Average Annual Total Returns(1)
                     (for the periods ended December 31, 1998)



                                                          FUND OR CLASS      PAST        PAST          SINCE
                                                            INCEPTION        YEAR       5 YEARS      INCEPTION
   Michigan Municipal Bond Fund Institutional Shares         7/02/90         5.00%       5.06%         6.46%

   Lehman Brothers 3-15 Year Municipal Bond Index            7/02/90


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

    [SCALE ICON]
          RISK/RETURN SUMMARY               NATIONAL TAX EXEMPT BOND FUND
                                            FORMERLY MUNICIPAL BOND FUND


   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide current income exempt from federal income taxes as is consistent with conservation of capital.

   - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in a diversified portfolio of municipal securities the interest on which is both exempt from federal income taxes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. These securities are not treated as tax-exempt obligations for purposes of measuring compliance with the 80% limitation. The Fund expects to maintain a dollar-weighted average portfolio maturity of two to ten years.

   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in municipal securities may also have exposure to special factors that may adversely affect the value of these securities, and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities or the rights of investors in these securities.

   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:


     - Wish to earn investment income that is exempt from federal income tax.


     - Want to support U.S. cities and states by purchasing their debt securities.


     - Seek to reduce volatility in your portfolio through increased diversification.


     - Can keep your money invested for a minimum of one to two years.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the National Tax
   Exempt Bond Fund has performed
   and how its performance has
   varied from year to year. The
   bar chart gives an indication
   of risk by showing changes in
   the Fund's yearly performance
   over ten years to demonstrate
   that the Fund has gained or
   lost value at different times.
   The table below compares the
   Fund's average annual returns
   for 1, 5 and 10 year periods
   and since inception to those
   of the Lehman Brothers
   Municipal Bond Index. Past
   performance does not indicate
   how the Fund will perform in
   the future.


   This table measures
   performance in terms of total
   return. However, this Fund is
   managed for yield and not
   total return.
                                                PERFORMANCE BAR CHART

                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                               INSTITUTIONAL SHARES(1)


1989                                                                             7.57%

90                                                                               6.01%

91                                                                               9.16%

92                                                                               7.46%

93                                                                               9.18%

94                                                                              -3.25%

95                                                                              13.57%

96                                                                               2.92%

97                                                                               6.52%

98                                                                               4.98%


The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.
During the period shown in the bar chart, the Fund's:

Best Quarter was     5.69%                        1st quarter  1995


Worst Quarter was  -3.27%                         1st quarter  1994


                                 PERFORMANCE TABLE

                          Average Annual Total Returns(1)
                     (for the periods ended December 31, 1998)



                                                                FUND OR CLASS   PAST     PAST       PAST       SINCE
                                                                  INCEPTION     YEAR    5 YEARS   10 YEARS   INCEPTION
   National Tax Exempt Bond Fund Institutional Shares             10/31/88      4.98%    4.80%     6.32%       6.27%

   Lehman Brothers Municipal Bond Index                           10/31/88      6.48%    6.23%     8.22%       8.09%


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

    [SCALE ICON]
          RISK/RETURN SUMMARY                               FUND EXPENSES


   FEES AND EXPENSES -- TAX-FREE INCOME FUNDS


   THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD INSTITUTIONAL SHARES OF THE FUNDS.


   Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price. The fees and expenses for each Fund are based upon current contractual advisory fees and the other actual operating expenses of that Fund for the fiscal year ended May 31, 1999.


                                     FEE TABLE


                                                                      MICHIGAN MUNICIPAL   NATIONAL TAX EXEMPT
      SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          BOND FUND             BOND FUND
      Maximum Sales Charge (Load) Imposed on Purchases (as a
      percentage of offering price)                                          None                  None
      Maximum Deferred Sales Charge (Load) (as a percentage of
      offering or sale price, whichever is less)                             None                  None
      Redemption Fee(1)                                                      None                  None
      Exchange Fee                                                           None                  None
      ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
      FROM FUND ASSETS)

      Management Fees                                                       0.55%                 0.55%
      Distribution and Service (12b-1) Fees                                 0.00%                 0.00%
      Other Expenses                                                        0.31%                 0.32%
      Total Annual Fund Operating Expenses(2)                               0.86%                 0.87%
      Fee Waivers/Reimbursements(3)                                         0.10%                 0.10%
      Net Annual Fund Operating Expenses                                    0.76%                 0.77%



   (1) Although no such fee is currently in place, the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.



   (2) Certain purchases of the Funds through financial institutions may be subject to fees for additional services provided to investors.



   (3) The Administrator is currently waiving a portion of its fees for the current fiscal year. The Administrator may revise or cancel this expense limitation at any time and will notify you of any material change.


                                                    EXAMPLE


                                                                                      1       3      5       10
                                                                                    YEAR   YEARS  YEARS   YEARS
                                                MICHIGAN MUNICIPAL BOND FUND
                                                  INSTITUTIONAL SHARES              $88    $274   $477   $1,061
                                                NATIONAL TAX EXEMPT BOND FUND
                                                  INSTITUTIONAL SHARES              $89    $278   $482   $1,073



This Example is intended to help
   you compare the costs of
   investing in the Funds with
   the costs of investing in
   other mutual funds.



The Example assumes that you
   invest $10,000 in the Funds
   for the time periods
   indicated and then redeem all
   of your shares at the end of
   those periods. The Example
   also assumes that your
   investment has a 5% return
   each year and that each
   Fund's operating expenses
   remain the same. Although
   your actual costs may be
   higher or lower, based on
   these assumptions you costs
   would be:

    [SCALE ICON]
          RISK/RETURN SUMMARY                               TAX-FREE FUND



   - INVESTMENT OBJECTIVE The Fund's investment objective is to provide as high a level of current interest income free from federal income taxes, consistent with the preservation of capital and relative stability of principal.



   - PRINCIPAL INVESTMENT STRATEGIES The Fund is a money market fund that seeks, to maintain a stable net asset value of $1.00 per share, although there is no guarantee that the net asset value will not vary. The Fund normally invests at least 80% of its total assets in municipal obligations the interest on which is exempt from federal income tax and not subject to the federal alternative minimum tax. These securities will have short-term debt ratings in the two highest rating categories of at least two nationally recognized statistical rating organizations, or will be unrated securities of comparable quality. The Fund's dollar-weighted average portfolio maturity will not exceed 90 days. The Fund will not purchase any security which matures in more than 397 days.



   - PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are interest rate risk, credit risk and management risk. The Fund's investments in municipal securities may also have exposure to special factors that may adversely affect the value of municipal securities, and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities or the rights of investors in these securities.


   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you are:


   - An investor in a high tax bracket.



   - Seeking liquidity.



   - Seeking current income exempt from federal income taxes.



   An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


   PERFORMANCE SUMMARY


   The chart and table on this page
   show how the Tax-Free Fund has
   performed and how its
   performance has varied from year
   to year. The bar chart gives an
   indication of risk by showing
   changes in the Fund's yearly
   performance over ten years to
   demonstrate that the Fund's
   return has varied at different
   times. Past performance does not
   indicate how the Fund will
   perform in the future.

                                                PERFORMANCE BAR CHART
                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                               INSTITUTIONAL SHARES(1)

1989                                                                             6.08%
90                                                                               5.46%
91                                                                               3.96%
92                                                                               2.53%
93                                                                               1.88%
94                                                                               2.34%
95                                                                               3.26%
96                                                                               2.79%
97                                                                               3.08%
98                                                                               2.86%

                                     The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                     During the period shown in the bar chart, the Fund's:


                                                        Best Quarter was        1.58%   4th quarter  1989
                                                        Worst Quarter was       0.43%   1st quarter  1994


                               PERFORMANCE TABLE

                        Average Annual Total Returns(1)
                   (for the periods ending December 31, 1998)



                                                INCEPTION      PAST        PAST          PAST           SINCE
                                                  DATE         YEAR       5 YEARS      10 YEARS       INCEPTION
   Tax-Free Fund Institutional Shares            7/30/87       2.86%       2.87%         3.42%          3.57%


For current yield information on the Fund, call 1-800-451-8377. The Tax-Free Fund's yield appears in the Wall Street Journal each Thursday.

 (1) Both the chart and the table assume reinvestment of dividends and distributions.

    [SCALE ICON]
          RISK/RETURN SUMMARY                      PRIME OBLIGATIONS FUND



   - INVESTMENT OBJECTIVE The Fund's investment objective is to provide current income with liquidity and stability of principal.



   - PRINCIPAL INVESTMENT STRATEGIES The Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share, although there is no guarantee that the net asset value per share will not vary. The Fund invests in high-quality money market instruments, including municipal securities and other instruments deemed to be of comparable high quality as determined by the Board of Trustees. These securities will have short-term debt ratings in the two highest rating categories of at least two nationally recognized statistical rating organizations, or will be unrated securities of comparable quality. The Fund's dollar-weighted average portfolio maturity will not exceed 90 days. The Fund will not purchase any security which matures in more than 397 days.



   - PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are interest rate risk, credit risk and management risk.


   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you are:


      - Seeking current income through a liquid investment.



      - Looking for a conservative investment to balance out more aggressive investments.



   An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


   PERFORMANCE SUMMARY


   The chart and table on this
   page show how the Prime
   Obligations Fund has performed
   and how its performance has
   varied from year to year. The
   bar chart gives indication of
   risk by showing changes in the
   Fund's yearly performance over
   ten years to demonstrate that
   the Fund's return has varied
   at different times. Past
   performance does not indicate
   how the Fund will perform in
   the future.

                                                PERFORMANCE BAR CHART
                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                               INSTITUTIONAL SHARES(1)

1989                                                                             8.98%
90                                                                               7.90%
91                                                                               5.96%
92                                                                               3.56%
93                                                                               2.68%
94                                                                               3.72%
95                                                                               5.42%
96                                                                               4.99%
97                                                                               5.11%
98                                                                               5.04%

                                     The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                     During the period shown in the bar chart, the Fund's:


                                                        Best Quarter was        2.31%   2nd quarter  1989
                                                        Worst Quarter was       0.65%   2nd quarter  1993


                               PERFORMANCE TABLE

                        Average Annual Total Returns(1)
                   (for the periods ending December 31, 1998)



                                                INCEPTION      PAST         PAST          PAST          SINCE
                                                  DATE         YEAR       5 YEARS       10 YEARS      INCEPTION
   Prime Obligations Fund Institutional
     Shares                                      8/24/87       5.04%       4.86%         5.32%          5.54%



For current yield information on the Fund, call 1-800-451-8377. The Prime Obligations Fund's yield appears in The Wall Street Journal each Thursday.


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

    [SCALE ICON]
          RISK/RETURN SUMMARY            U.S. GOVERNMENT OBLIGATIONS FUND



   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide current income with liquidity and stability of principal.



   - PRINCIPAL INVESTMENT STRATEGIES. The Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share, although there is no guarantee that the net asset value per share will not vary. The Fund normally invests at least 65% of its total assets in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Other securities purchased by the Fund will be high quality money market instruments and comparable investments. These securities will have short-term debt ratings in the two highest rating categories of at least two nationally recognized statistical rating organizations or will be unrated securities of comparable quality. The Fund's dollar-weighted average portfolio maturity will not exceed 90 days. The Fund will not purchase any security which matures in more than 397 days.



   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are interest rate risk, credit risk and management risk.


   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you are:

     - Seeking current income through a liquid investment.

     - Seeking current income.

     - Looking for a conservative investment to balance out more aggressive investments.


   An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the U.S.
   Government Obligations Fund
   has performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over ten
   years to demonstrate that the
   Fund's return has varied at
   different times. Past
   performance does not indicate
   how the Fund will perform in
   the future.
                                                PERFORMANCE BAR CHART
                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                               INSTITUTIONAL SHARES(1)

1989                                                                             8.66%
90                                                                               7.69%
91                                                                               5.62%
92                                                                               3.72%
93                                                                               2.62%
94                                                                               3.66%
95                                                                               5.39%
96                                                                               4.86%
97                                                                               4.98%
98                                                                               4.94%

                                     The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                     During the period shown in the bar chart, the Fund's:


                                                        Best Quarter was        2.23%   2nd quarter  1989
                                                        Worst Quarter was       0.64%   3rd quarter  1993


                               PERFORMANCE TABLE

                        Average Annual Total Returns(1)
                   (for the periods ended December 31, 1998)



                                                         INCEPTION    PAST      PAST        PAST        SINCE
                                                           DATE       YEAR     5 YEARS    10 YEARS    INCEPTION
   U.S. Government Obligations Fund Institutional
     Shares                                               8/24/87     4.94%     4.77%      5.20%        5.40%



For current yield information on the Fund, call 1-800-451-8377. The U.S. Government Obligations Fund's yield appears in The Wall Street Journal each Thursday.


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

    [SCALE ICON]
          RISK/RETURN SUMMARY                               TREASURY FUND
-


   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide current income with liquidity and stability of principal.



   - PRINCIPAL INVESTMENT STRATEGIES. The Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share. The Fund normally invests exclusively in obligations issued or guaranteed by the U.S. Treasury, its agencies or instrumentalities and repurchase agreements related to these securities. Other securities purchased by the Fund will be high quality money market instruments and other comparable investments. These securities will have short-term debt ratings in the two highest rating categories of at least two nationally recognized statistical rating organizations, or will be unrated securities of comparable quality. The Fund's dollar-weighted average portfolio maturity will not exceed 90 days. The Fund will not purchase any security which matures in more than 397 days.



   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are interest rate risk and management risk.


   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you are:

     - Seeking current income through a liquid investment.

     - Looking for a conservative investment to balance out more aggressive investments.


   An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                                PERFORMANCE BAR CHART
                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                               INSTITUTIONAL SHARES(1)
                                     [PERFORMANCE BAR CHART]

                                                                             TREASURY FUND
                                                                             -------------
1994                                                                             3.71
95                                                                               5.42
96                                                                               4.89
97                                                                               5.06
98                                                                               4.96

                                     The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                     During the period shown in the bar chart, the Fund's:


                                                        Best Quarter was        1.36%   2nd quarter  1995
                                                        Worst Quarter was       0.65%   1st quarter  1994


   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the Treasury
   Fund has performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over five
   years to demonstrate that the
   Fund's return has varied at
   different times. Past
   performance does not indicate
   how the Fund will perform in
   the future.

                                 PERFORMANCE TABLE

                          Average Annual Total Returns(1)
                     (for the periods ended December 31, 1998)



                                                   INCEPTION        PAST          PAST            SINCE
                                                     DATE           YEAR         5 YEARS        INCEPTION
   Treasury Fund Institutional Shares               12/1/93         4.96%         4.81%           4.77%



 For current yield information on the Fund, call 1-800-451-8377. The Treasury Fund's yield appears in The Wall Street Journal each Thursday.


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

    [SCALE ICON]
          RISK/RETURN SUMMARY                               FUND EXPENSES



   FEES AND EXPENSES -- MONEY MARKET FUNDS


   THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD INSTITUTIONAL SHARES OF THE FUNDS.


   Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price. The fees and expenses for each Fund are based upon current contractual advisory fees and the other actual operating expenses of that Fund for the fiscal year ended May 31, 1999.



   The Fund's Administrator has voluntarily agreed to waive a portion of its fee with respect to certain Funds. The voluntary fee waiver will cause a Fund's return to be higher than it would otherwise be without the fee waiver. (See the footnotes to the Fee Table below.)



                                                            FEE TABLE

                                                                          PRIME      U.S. GOVERNMENT
                                                            TAX-FREE   OBLIGATIONS     OBLIGATIONS     TREASURY
                                                              FUND        FUND            FUND           FUND

      SHAREHOLDER FEES
      (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

      Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                     None         None            None          None
      Maximum Deferred Sales Charge (Load) (as a
      percentage of offering price or sale price,
      whichever is less)                                      None         None            None          None
      Redemption Fee(1)                                       None         None            None          None
      Exchange Fee                                            None         None            None          None
      ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT
      ARE DEDUCTED FROM FUND ASSETS)

      Management Fees                                        0.35%        0.35%           0.35%         0.30%
      Distribution and Service (12b-1) Fees                  0.00%        0.00%           0.00%         0.00%
      Other Expenses                                         0.30%        0.27%           0.29%         0.28%
      Total Annual Fund Operating Expenses(2)                0.65%        0.62%           0.64%         0.58%
      Fee Waivers/Reimbursements(3)                          0.02%        0.02%           0.02%         0.10%
      Net Annual Fund Operating Expenses                     0.63%        0.60%           0.62%         0.48%



   (1) Although no such fee is currently in place, the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.



   (2) Certain purchases of the Funds through financial institutions may be subject to fees for additional services provided to investors.



   (3) The Administrator is currently waiving a portion of its fees for the current fiscal year. The Administrator may revise or cancel this expense limitation at any time and will notify you of any material change.

                                                    EXAMPLE


                                                                                         1       3       5      10
                                                                                       YEAR   YEARS   YEARS   YEARS
                                                TAX-FREE FUND
                                                  INSTITUTIONAL SHARES                 $66    $208    $362    $810
                                                PRIME OBLIGATIONS FUND INSTITUTIONAL
                                                  SHARES                               $63    $199    $346    $774
                                                U.S. GOVERNMENT OBLIGATIONS FUND
                                                  INSTITUTIONAL SHARES                 $65    $205    $357    $798
                                                TREASURY FUND INSTITUTIONAL SHARES     $59    $186    $324    $726


This Example is intended to help
   you compare the cost of
   investing in the Funds with
   the cost of investing in
   other mutual funds.


The Example assumes that you
   invest $10,000 in the Funds
   for the time periods
   indicated and then redeem all
   of your shares at the end of
   those periods. The Example
   also assumes that your
   investment has a 5% return
   each year and that each
   Fund's operating expenses
   remain the same. Although
   your actual costs may be
   higher or lower, based on
   these assumptions you costs
   would be:

 [MAGNIFYING GLASS
       ICON]
                              INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
          DESCRIPTION OF THE FUNDS


   This section of the Prospectus provides a more complete description of the Funds' principal investment objectives, strategies and risks. Of course, there can be no assurance that the Funds will achieve their investment objectives. Additional descriptions of the Funds' risks, strategies, and investments, as well as other strategies and investments not described below may be found in the Funds' Statement of Additional Information or SAI.

   This section describes risks that affect the Funds' portfolios as a whole. Certain of these risks may apply to one or more of the Funds. These risks are:

      - MARKET RISK. This is the risk that market influences will affect expected returns of all equities and bonds in ways that were not anticipated.

      - INTEREST RATE RISK. This is the risk that returns will be better or worse than expected because of changes in the level of interest rates.

      - CREDIT RISK. This is the risk associated with the ability of the firm or institution that issues securities to meet its obligations on those securities.

      - MANAGEMENT RISK. This risk is the possibility that investments selected by the Funds' managers may not perform well and that the Funds will not perform as well as a result.

   THIS SECTION ALSO DESCRIBES SPECIFIC RISKS THAT MAY AFFECT A PARTICULAR FUND'S PORTFOLIO.

-
   PARKSTONE INTERNATIONAL DISCOVERY FUND

   TICKER SYMBOL: INSTITUTIONAL SHARES PKIDX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


   The Fund's investment objective is to provide capital appreciation by investing in equity securities of foreign issuers. The Fund normally invests at least 80% of its total assets in equity securities of at least three foreign issuers. The Fund's assets normally will be invested in the securities of issuers located in at least three foreign countries. Foreign investments also may include debt obligations issued or guaranteed by foreign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality. The Fund does not presently intend to invest in common stock of domestic companies.



   The Fund will invest primarily in equity securities, including common and preferred stocks, rights, warrants, securities convertible into common stocks and American Depository Receipts ("ADRs") of companies included in the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index, a broadly diversified international index consisting of more than 1,000 equity securities of companies located in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Fund, however, will not be an "index" fund, and is neither sponsored by nor affiliated with Morgan Stanley Capital International. The Fund will not presently make investments in markets where, in the judgement of the Adviser, property rights are not defined and supported by adequate legal infrastructure. More than 25% of the Fund's assets may be invested in the securities or issuers located in the same country. Criteria for determining the appropriate distribution of investments among countries may include relative valuation, growth prospects and fiscal, monetary and regulatory governmental policies. The Fund emphasizes country selection.


   Although not currently anticipated, the Fund may invest up to 35% of its assets in U.S. companies. The Fund may temporarily invest cash in short-term debt instruments of U.S. and foreign issuers for cash management purposes or pending investment.

   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

   DESCRIPTION OF THE FUNDS   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS


   PARKSTONE SMALL CAPITALIZATION FUND

   TICKER SYMBOL: INSTITUTIONAL SHARES PKSCX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


   The Fund's investment objective is to provide capital appreciation with a diversified portfolio of publicly traded smaller cap equity securities. The Fund normally invests at least 80% of its total assets in equity securities of companies with small stock market capitalization. The Fund considers a "small capitalization" company as one that has the same market capitalization as the companies in the Russell 2000 Growth Index.


   The Fund's Adviser assesses a company's growth potential by evaluating the management team, examining products and services, analyzing financial statements, reviewing earnings models with Wall Street analysts, and studying company fundamentals. Companies that participate in sectors that are identified as having long-term growth potential generally make up a substantial portion of the Fund's holdings. These companies often have established the market niche or have developed the unique products or technologies that are expected to produce superior growth in revenues and earnings. The Fund's Adviser constantly reviews the Fund's securities holdings and sells stocks when there is a breakdown in company or industry group fundamentals or when a company's market capitalization exceeds that of companies represented in the Russell 2000 Growth Index.

   The Fund also may invest:

     - up to 25% of its net assets in foreign securities either directly or through the purchase of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs");

     - up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations;

     - securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities; and


     - in securities issued by foreign branches of U.S. banks and foreign banks, Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or counterpart of a U.S. Corporation and in U.S. dollar-denominated commercial paper of a foreign issuer.


   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.


   PARKSTONE MID CAPITALIZATION FUND

   TICKER SYMBOL: INSTITUTIONAL SHARES PKEQX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


   The Fund's investment objective is to provide capital appreciation with a diversified portfolio of publicly traded mid cap equity securities. The Fund normally invests at least 80% of its total assets in securities of companies with mid stock market capitalization. The Fund considers a "mid capitalization" company as one that has the same market capitalization as the companies in the Russell Mid Cap Growth Index. The Fund normally invests 80% of its total assets in common stocks and convertible securities.


   The Fund's Adviser assesses a company's growth potential by evaluating the management team, examining products and services, analyzing financial statements, reviewing earnings models with Wall Street analysts, and studying company fundamentals. The Fund invests in companies that typically have exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. The Fund's core holdings are companies that participate in long-term growth industries, although the Fund also may

   DESCRIPTION OF THE FUNDS   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

   invest in companies in non-growth industries that exhibit the desired characteristics. The Fund's Adviser constantly reviews the Fund's securities holdings and sells stocks when there is a breakdown in company or industry group fundamentals or when a company's market capitalization exceeds that of companies represented in the Russell MidCap Growth Index.

   The Fund also may invest:

     - up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs or EDRs;

     - up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations;

     - securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities; and

     - in securities issued by foreign branches of U.S. banks and foreign banks, CCP and in U.S. dollar-denominated commercial paper of a foreign issuer.

   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

   PARKSTONE LARGE CAPITALIZATION FUND

   TICKER SYMBOL: INSTITUTIONAL SHARES PLCIX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


   The Fund's investment objective is to provide capital appreciation with a diversified portfolio of publicly traded larger cap equity securities. The Fund normally invests at least 80% of its total assets in a diversified portfolio of common stocks and securities convertible into common stocks of companies with large stock market capitalization. The Fund considers a "large capitalization" company as one that has the same market capitalization as the companies in the S&P Barra Growth Index.


   The Fund invests in companies that typically have exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. The Fund's core holdings are companies that participate in long-term growth industries, although the Fund also may invest in companies in non-growth industries that exhibit the desired characteristics.

   The Fund also may invest:

     - up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs or EDRs; and

     - up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations;

     - securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities; and

     - in securities issued by foreign branches of U.S. banks and foreign banks, CCP and in U.S. dollar-denominated commercial paper of a foreign issuer.

   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

   DESCRIPTION OF THE FUNDS   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
-

   RISK FACTORS FOR THE GROWTH FUNDS

   The principal risks of the Growth Funds are market risk and management risk. To the extent that the Funds may invest in small- to mid-capitalization companies, they may have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. To the extent that the Funds may invest in foreign securities, they may have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

-
   PARKSTONE EQUITY INCOME FUND

   TICKER SYMBOL: INSTITUTIONAL SHARES PKHEX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


   The Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities which, in the aggregate, provide an above-average current yield. The Fund invests at least 80% of the value of its total assets in income-producing, large cap common stocks and securities convertible into common stocks. The Fund considers a "large capitalization" company as one that has the same market capitalization as the companies in the Standard & Poor's Barra Value Index. The Fund expects that its core holdings will consist of securities with a high dividend yield, although it may balance these holdings with lower yielding but higher-growth oriented securities.


   The Fund also may invest:

     - up to 20% of its total assets in preferred stocks, corporate bonds or notes;

     - in units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations;

     - in securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities; and

     - up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs, securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

-

   PARKSTONE BALANCED ALLOCATION FUND

   TICKER SYMBOL: INSTITUTIONAL SHARES PKBAX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


   The Fund's investment objective is to provide long-term capital appreciation and current income. The Fund invests in a broad range of securities including common stocks, convertible securities and fixed-income securities. Normally, the Fund expects to invest 50% to 70% of its net assets in common stocks and convertible securities and 25% to 55% of its net assets in fixed-income securities. The Fund also may invest up to 30% of it net assets in cash and cash-equivalent securities, which include highly liquid securities with a maturity of less than three months. The Fund may invest up to 20% of its total assets in foreign securities.


   The Fund's investments in common stocks, debt securities, and cash equivalents may vary from time to time depending on the Adviser's assessment of business, economic, and market conditions, including potential advantages of price shifts between the stock and bond markets. The Fund invests in stocks for growth and in debt securities for

   DESCRIPTION OF THE FUNDS   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS


   stability. The Fund's Adviser adjusts the mix of stocks, bonds, and cash equivalents periodically to take advantage of rising markets or decrease exposure to declining markets.

   The Fund holds common stocks held primarily for the purpose of providing long-term growth of capital. When choosing such stocks, the potential for long-term capital appreciation will be the primary basis for selection. The Fund invests primarily in those companies that are growth-oriented and have exhibited consistent, above-average growth in revenues and earnings.

   The fixed-income portion of the Fund's portfolio consists of bonds, debentures, notes, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Fund's assets may, from time to time, be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some of the securities in which the Fund invests may have warrants or options attached. The Fund may also invest in repurchase agreements.

   The Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and time of issuance, as well as "stripped" U.S. Treasury obligations such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

   The Fund will invest only in corporate fixed-income securities which are rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality.

   The Fund also may invest in:


     - short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper, variable amount master demand notes, bankers' acceptances, certificates of deposit and


     - time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Fund may also invest in securities of other investment companies;

     - obligations of the Export-Import Bank of the United States, in U.S. dollar-denominated international bonds for which the primary trading market is the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian bonds and bonds issued by institutions, such as the World Bank and the European Economic Community, organized for a specific purpose by two or more foreign governments ("Supranational Agency Bonds"). The Fund's investments in foreign securities may be made either directly or through the purchase of ADRs and the Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper; and

     - short-term securities in whatever proportion deemed desirable for temporary defensive periods during adverse market conditions as determined by the Adviser. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time.

   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

   RISK FACTORS FOR THE GROWTH AND INCOME FUNDS

   The principal risks of the Growth and Income Funds are market risk, interest rate risk, credit risk and management risk. The Balanced Allocation Fund has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other. To the extent that the Funds may invest in foreign securities, they may have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

   DESCRIPTION OF THE FUNDS   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS



   PARKSTONE BOND FUND

   TICKER SYMBOL: INSTITUTIONAL SHARES PKBDX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

   The Fund's investment objective is to provide current income with preservation of capital by investing in high- and medium-grade fixed-income securities. The Fund invests at least 80% of its total assets in investment grade debt securities of all types. The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 12 years. The Fund also expects to invest in U.S. Treasury obligations with different interest rates and maturities, as well as "stripped" U.S. Treasury obligations and other U.S. government obligations.

   Fixed-income securities include bonds, debentures, notes, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities.

   The Fund will invest in state and municipal securities when, in the opinion of the Adviser, their yields are competitive with comparable taxable debt obligations.

   In making investment decisions for the Fund, the Adviser will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity. The Fund will invest only in corporate debt securities which are rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, of comparable quality.

   The Fund also may invest:

     - up to 20% of its assets in preferred stocks and notes with remaining maturities at the time or purchase of less than one year, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), banker's acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies, and guaranteed investment contracts ("GICs") issued by insurance companies. Some of the securities in which the Fund invests may have warrants or options attached;

     - up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper;

     - in Stripped Treasury Obligations, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

     - corporate debt securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality;

     - obligations of the Export-Import Bank of the United States, in Yankee Bonds, in Eurodollar Bonds, in Canadian Bonds and in Supranational Agency Bonds; and

     - During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

   DESCRIPTION OF THE FUNDS   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

-

   PARKSTONE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

   TICKER SYMBOL: INSTITUTIONAL SHARES PKIEX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


   The Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The Fund normally invests at least 80% of it total assets in U.S. government debt securities. The Fund expects to maintain a dollar-weighted average portfolio maturity of three to ten years.


   The Fund normally invests in U.S. Treasury bills, notes or bonds and other U.S. government securities. The Fund also may invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may invest up to 20% of its total assets in debt securities, preferred stocks and other investments without regard to maturity.

   The Fund also may:

     - During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

-
   PARKSTONE U.S. GOVERNMENT INCOME FUND

   TICKER SYMBOL: INSTITUTIONAL SHARES PKGIX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


   The Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The Fund normally invests at least 80% of its total assets in obligations that are issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund also may invest up to 20% of its total assets in mortgage-related securities, debt securities and preferred stock of non-governmental entities. The Fund expects to maintain a dollar-weighted average portfolio maturity of three to ten years. Normally, the Fund invests in a variety of U.S. government obligations, including mortgage-related securities, U.S. Treasury bills, notes and bonds, "stripped" U.S. Treasury obligations and other U.S. government securities.


   The Fund also may invest in:


     - short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating categories assigned by an NRSRO or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Fund may also invest in corporate debt securities which are rated at the time of purchase within the top three rating categories assigned by an NRSRO or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality.


     - During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.
-

   DESCRIPTION OF THE FUNDS   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS


   PARKSTONE LIMITED MATURITY BOND FUND

   TICKER SYMBOL: INSTITUTIONAL SHARES PKLMX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


   The Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities. The Fund normally invests at least 80% of its total assets in investment grade debt securities of all types. The Fund invests primarily in corporate bonds, U.S. government obligations, and mortgage-related and asset-backed securities. The Fund expects to maintain a dollar- weighted average portfolio maturity of one to five years. The Fund also expects to invest in U.S. Treasury obligations with different interest rates and maturities, as well as "stripped" U.S. Treasury obligations and other U.S. government obligations.


   Fixed-income securities consist of bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities.

   In making investment decisions for the Fund, the Adviser considers many factors other than current yield, including the preservation of capital, maturity, and yield to maturity. By doing so, the Fund attempts to minimize the fluctuation in its shares' net asset value relative to those funds which invest in longer-term obligations. The Fund may invest in state and municipal securities when, in the opinion of the Adviser, their yields are competitive with comparable taxable debt obligations. The Fund will invest only in corporate debt securities that are rated at the time of purchase within the four highest rating groups or, if unrated, of comparable quality.

   The Fund also may invest:


     - up to 20% of its total assets in debt securities without regard to maturity, preferred stocks and short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies and GICs;


     - up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper;

     - in Stripped Treasury Obligations, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;


     - in corporate debt securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality; and



     - in obligations of the Export-Import Bank of the United States, in Yankee Bonds, in Eurodollar Bonds, in Canadian Bonds and in Supranational Agency Bonds.


   Some of the securities listed above may have options or warrants attached.

   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

   RISK FACTORS FOR THE INCOME FUNDS

   The principal risks of the Income Funds are market risk, interest rate risk, credit risk and management risk. Changes in interest rates may significantly affect the Funds. Increases in interest rates will cause a decline in the value of your investment.

   The Income Funds may invest a significant portion of their assets in mortgage-related securities. These securities have sensitivities to changes in interest rates that are different from many other types of debt securities. When interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Funds must reinvest their assets in debt securities with lower interest rates.

   DESCRIPTION OF THE FUNDS   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS


   PARKSTONE MICHIGAN MUNICIPAL BOND FUND

   TICKER SYMBOL: INSTITUTIONAL SHARES PKMIX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

   The Fund's investment objective is to provide current income exempt from federal income taxes and, to the extent possible, from Michigan personal income taxes, as is consistent with conservation of capital. The Fund normally invests at least 80% of its net assets in a portfolio of Michigan municipal securities. The Fund's primary consideration in selecting Michigan municipal securities is quality.


   The Fund normally invests in Michigan municipal securities and expects to maintain a dollar-weighted average portfolio maturity of two to ten years. However, the Fund may invest in Michigan municipal securities of any maturity and the Adviser may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. In addition, the average weighted rating of the Fund's portfolio may vary depending upon the availability of suitable municipal securities or other relevant market factors.


   The Fund invests in Michigan municipal securities that are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, in the case of notes, tax-exempt commercial paper or variable rate demand obligations, rated within the two highest rating categories by an NRSRO. The Fund also may purchase Michigan municipal securities which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees.


   Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Fund will not treat these bonds as municipal securities for purposes of measuring compliance with the 80% test described above.


   Investments of the Fund may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by the Adviser to be warranted due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Fund's quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements.

   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.


   PARKSTONE NATIONAL TAX EXEMPT BOND FUND

   TICKER SYMBOL: INSTITUTIONAL SHARES PKMBX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

   The Fund's investment objective is to provide current income exempt from federal income taxes as is consistent with conservation of capital. The Fund normally invests at least 80% of its assets in a diversified portfolio of municipal securities the interest on which is both exempt from federal income taxes and not treated as a preference item for individuals for the purpose of the federal alternative minimum tax.


   The Fund normally invests in long-term municipal securities and expects to maintain a dollar-weighted average portfolio maturity of two to ten years. The Fund intends, under normal market conditions, to maintain an average weighted credit rating of Aa/AA. The average weighted rating of the Fund's portfolio may vary depending upon the availability of suitable municipal securities or other relevant market factors. Although it does not intend to do so an a regular basis, the Fund may invest more than 25% of its net assets in (i) municipal securities whose issuers are in the same state and (ii) municipal securities the interest on which is paid solely from revenues of similar projects.

   DESCRIPTION OF THE FUNDS   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS


   The Fund may invest up to 20% of its total assets in private activity bonds which may be treated as a specific tax preference item under the federal alternative minimum tax.

   Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Fund will not treat these bonds as municipal securities for purposes of measuring compliance with the 80% tests described above.

   Investments of the Fund may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by the Adviser to be warranted due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Fund's quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements.

   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

   RISK FACTORS FOR THE TAX-FREE INCOME FUNDS


   The Tax-Free Income Funds have interest rate risk and credit risk. In addition the Funds have municipal market risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant adverse effect on the value of the Funds' investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Michigan Municipal Bond Fund is not "diversified," meaning that it can invest in a relatively small number of issuers. Factors affecting these issuers could have a more significant adverse effect on this Fund's net asset value.


   MONEY MARKET FUNDS


   All of the Money Market Funds seek to maintain a stable net asset value of $1.00 per share and invest exclusively in United States dollar-denominated instruments that the Board of Trustees and the Adviser determine present minimal credit risks and which at the time of acquisition are (a) U.S. government securities, (b) money market fund shares, or (c) rated by at least two NRSROs or by the only NRSRO providing a rating in one of the two highest rating categories for short-term debt obligations or, if unrated, which the Adviser deems to be of comparable quality. There is no assurance, however, that they will be able to maintain the $1.00 net asset value per share on a continuous basis. Each Fund pursues its strategy by maintaining a portfolio of high-quality money market investments. As money market funds, the Funds must meet the requirements of SEC Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of the Funds' investments. Under Rule 2a-7, the Funds' investments must each have a remaining maturity of no more than 397 days and each Money Market Fund must maintain a dollar-weighted average portfolio maturity that does not exceed 90 days.



   PARKSTONE TAX-FREE FUND

   TICKER SYMBOL: INSTITUTIONAL SHARES PKTXX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


   The Fund's investment objective is to provide as high a level of current interest income free from federal income taxes, consistent with the preservation of capital and relative stability of principal. The Fund normally invests at least 80% of its total assets in municipal securities. The Fund may invest up to 20% of its total assets in obligations the interest on which is either subject to federal income taxation or treated as a preference item for purposes of the federal alternative minimum tax. The Fund invests exclusively in high quality instruments with a remaining maturity of no more than 397 days.



   The Fund also may



     - invest in commercial paper (subject to the quality standards for tax-exempt commercial paper).

   DESCRIPTION OF THE FUNDS   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS



   If the Adviser deems it appropriate for temporary defensive purposes, the Fund may increase its holdings in taxable obligations to over 20% of its total assets and may also hold uninvested cash reserves pending investment. Taxable obligations may include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks, and commercial paper meeting the Fund's quality standards for tax-exempt commercial paper.



   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.



   PARKSTONE PRIME OBLIGATIONS FUND

   TICKER SYMBOL: INSTITUTIONAL SHARES PKPXX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

   The Fund's investment objective is to provide current income with liquidity and stability of principal. The Fund invests in high-quality money market instruments, including municipal securities and other instruments of comparable high quality. The Fund also may invest in commercial paper, other short-term promissory notes issued by corporations (including variable amount master demand notes) rated at the time of purchase within the two highest rating categories assigned by at least two NRSROs or by the only NRSRO providing a rating or, if not rated, which the Adviser deems to be of comparable quality, bankers' acceptances, CCP, Europaper, certificates of deposit and time deposits.


   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.



   PARKSTONE U.S. GOVERNMENT OBLIGATIONS FUND

   TICKER SYMBOL: INSTITUTIONAL SHARES PKGXX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


   The Fund's investment objective is to provide current income with liquidity and stability of principal. The Fund normally invests at least 65% of its total assets in short-term U.S. Treasury bills, notes, and other government obligations and agency securities. The Fund invests exclusively in high quality instruments with a remaining maturity of no more than 397 days. The Fund may invest up to 35% of its total assets in high-quality money market instruments, including:


     - municipal securities;

     - bankers' acceptances;

     - certificates of deposit, time deposits, and other instruments deemed to be of comparable high quality.

   The Fund also may invest in commercial paper and other short-term promissory notes issued by corporations (including variable amount master demand notes) rated at the time of purchase within the two highest rating categories assigned by at least two NRSROs or by the only NRSRO providing a rating or, if not rated, which the Adviser deems to be of comparable quality.


   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

   DESCRIPTION OF THE FUNDS   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
-

   PARKSTONE TREASURY FUND

   TICKER SYMBOL: INSTITUTIONAL SHARES PSCXX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


   The Fund's investment objective is to provide current income with liquidity and stability of principal. The Fund normally invests exclusively in U.S. government obligations and in repurchase agreements backed by these securities. The Fund invests exclusively in high quality instruments with a remaining maturity of 397 days.


   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.


-


   ADDITIONAL RISK CONSIDERATIONS


   RISK FACTORS FOR THE MONEY MARKET FUNDS

   The Money Market Funds are subject to management risk. In addition, specific risks of the Funds' portfolios include:

   INTEREST RATE RISK. Because the Funds invest in short-term securities, a decline in interest rates will affect the Funds' yields as these securities mature or are sold and the Funds purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Funds invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though very unlikely, that an increase in interest rates would change the value of your investment.

   CREDIT RISK. This is the risk that a security's credit rating will be downgraded or that the issuer of a security will default (fail to make scheduled interest and principal payments).

   MUNICIPAL MARKET RISK. The Tax-Free Fund faces the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Investments in certain municipal securities with principal or interest payments that are made from a specific project or facility, and not from general tax revenues, may have increased risks. Factors affecting the project or facility, such as local or economic conditions, could have significant effect on the project's ability to make payments of principal and interest on these securities.


   The most recent information about each of the Fund's portfolio holdings can be found in its annual or semi-annual report. For information about receiving this report, see the back cover.

 [LOGO]
          MANAGEMENT OF THE FUNDS
-

   INVESTMENT ADVISER


   National City Investment Management Company, ("IMC" or the "Adviser"), 1900 East Ninth Street, Cleveland, Ohio 44114 is the adviser for the Funds. IMC, a wholly-owned subsidiary of National City Corporation and an affiliate of National City Bank of Cleveland, Ohio, was founded in 1998. IMC manages more than $23.7 billion in assets including $4.3 billion in the Parkstone Group of Funds. Through its portfolio management teams, IMC makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs.


   For these advisory services, the Funds paid as follows during their fiscal year ended May 31, 1999:

                                                                                 PERCENTAGE OF
                                                                              AVERAGE NET ASSETS
                                                                         ------------------------------
            Parkstone International Discovery Fund                                    1.16%*
                                                                        ------------------------------
            Parkstone Small Capitalization Fund                                       1.00%
                                                                        ------------------------------
            Parkstone Mid Capitalization Fund                                         1.00%
                                                                        ------------------------------
            Parkstone Large Capitalization Fund                                       0.80%
                                                                        ------------------------------
            Parkstone Equity Income Fund                                              1.00%
                                                                        ------------------------------
            Parkstone Balanced Allocation Fund                                        0.75%**
                                                                        ------------------------------
            Parkstone Bond Fund                                                       0.70%**
                                                                        ------------------------------
            Parkstone Intermediate Government Obligations Fund                        0.70%**
                                                                        ------------------------------
            Parkstone U.S. Government Income Fund                                     0.45%**
                                                                        ------------------------------
            Parkstone Limited Maturity Bond Fund                                      0.55%**
                                                                        ------------------------------
            Parkstone Michigan Municipal Bond Fund                                    0.55%**
                                                                        ------------------------------
            Parkstone National Tax Exempt Bond Fund                                   0.55%**
                                                                        ------------------------------
            Parkstone Tax-Free Fund                                                   0.40%
                                                                        ------------------------------
            Parkstone Prime Obligations Fund                                          0.40%
                                                                        ------------------------------
            Parkstone U.S. Government Obligations Fund                                0.40%
                                                                        ------------------------------
            Parkstone Treasury Fund                                                   0.40%
           ------------------------------------------------------------  ------------------------------

   * Calculated based on 1.25% on the first $50 million, in average daily net assets, 1.20% on the next $50 million, 1.15% on the next $300 million and 1.05% over $400 million.


   ** IMC waived a portion of its contractual fees with the Funds for the most recent fiscal year. Contractual fees (without waivers) were: Balanced Allocation Fund, 1.00%; Bond Fund, 0.74%; Limited Maturity Bond Fund, 0.74%; Intermediate Government Obligations Fund, 0.74%; U.S. Government Income Fund, 0.74%; National Tax Exempt Bond Fund, 0.74%; Michigan Municipal Bond Fund, 0.74%.

   MANAGEMENT OF THE FUNDS
-

   PORTFOLIO MANAGEMENT TEAM

   IMC utilizes a team approach for management of the funds. No one person is primarily responsible for making investment recommendations to the team. The table below shows the IMC management team responsible for each fund:


            PORTFOLIO                                                   PORTFOLIO MANAGEMENT TEAM
                                                                        ---------------------------------------------
            Parkstone International Discovery Fund                      International Equity Team
                                                                        ---------------------------------------------
            Parkstone Small Capitalization Fund                         Equity Growth Team
                                                                        ---------------------------------------------
            Parkstone Mid Capitalization Fund                           Equity Growth Team
                                                                        ---------------------------------------------
            Parkstone Large Capitalization Fund                         Equity Growth Team
                                                                        ---------------------------------------------
            Parkstone Equity Income Fund                                Equity Value Team
                                                                        ---------------------------------------------
            Parkstone Balanced Allocation Fund                          Equity and Fixed Income Teams
                                                                        ---------------------------------------------
            Parkstone Bond Fund                                         Taxable Fixed Income Team
                                                                        ---------------------------------------------
            Parkstone Intermediate Government Obligations Fund          Taxable Fixed Income Team
                                                                        ---------------------------------------------
            Parkstone U.S. Government Income Fund                       Taxable Fixed Income Team
                                                                        ---------------------------------------------
            Parkstone Limited Maturity Bond Fund                        Taxable Fixed Income Team
                                                                        ---------------------------------------------
            Parkstone Michigan Municipal Bond Fund                      Tax Exempt Fixed Income Team
                                                                        ---------------------------------------------
            Parkstone National Tax Exempt Bond Fund                     Tax Exempt Fixed Income Team
                                                                        ---------------------------------------------
            Parkstone Tax-Free Fund                                     Tax Exempt Money Market Team
                                                                        ---------------------------------------------
            Parkstone Prime Obligations Fund                            Taxable Money Market Team
                                                                        ---------------------------------------------
            Parkstone U.S. Government Obligations Fund                  Taxable Money Market Team
                                                                        ---------------------------------------------
            Parkstone Treasury Fund                                     Taxable Money Market Team
           ------------------------------------------------------------ ---------------------------------------------


   THE DISTRIBUTOR AND ADMINISTRATOR


   SEI Investments Distribution Company (the "Distributor"), a wholly-owned subsidiary of SEI Investments, distributes the shares of the Parkstone Group of Funds (the "Trust").


   The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interest of the Trust to accept such order.


   With respect to the Trust, the Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to financial institutions whose representatives have sold or are expected to sell significant amounts of these Funds.



   BISYS Fund Services ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds' administrator.


   The Statement of Additional Information has more detailed information about the Investment Adviser and other service providers.

   MANAGEMENT OF THE FUNDS

   YEAR 2000

   Like other funds and business organizations around the world, the Funds could be adversely affected if the computer systems used by the Adviser and the Funds' other service providers do not properly process and calculate date-related information for the year 2000 and beyond. In addition, Year 2000 issues may adversely affect companies in which the Funds invest where, for example, such companies incur substantial costs to address Year 2000 issues or suffer losses caused by the failure to adequately or timely do so.

   The Funds have been assured that the Adviser and the Funds' other service providers (i.e., Administrator, Transfer Agent, Fund Accounting Agent, Custodian and Distributor) have developed and are implementing clearly-defined and documented plans intended to minimize risks to services critical to the Funds' operations associated with Year 2000 issues. Internal efforts include a commitment to dedicate adequate staff and funding to identify and remedy Year 2000 issues, and specific actions such as inventorying software systems, determining inventory items that may not function properly after December 31, 1999, reprogramming or replacing such systems, and retesting for Year 2000 readiness. The Funds' Adviser and service providers are likewise seeking assurances from their respective vendors and suppliers that such entities are addressing any Year 2000 issues, and each provider intends to engage, where appropriate, in private and/or industry interface testing of systems for Year 2000 readiness.

   In the event that any systems upon which the Funds are dependent are not Year 2000 ready by December 31, 1999, administrative errors and account maintenance failures may occur. While the ultimate costs or consequences of incomplete or untimely resolution of Year 2000 issues by the Adviser or the Funds' service providers cannot be accurately assessed at this time, the Funds currently have no reason to believe that the Year 2000 plans of the Adviser and the Funds' service providers will not be completed by December 31, 1999, or that the anticipated costs associated with full implementation of their plans will have a material adverse impact on either their business operations or financial condition or those of the Funds. The Funds and the Adviser will continue to closely monitor developments relating to this issue, and the Adviser and the Funds' service providers are developing contingency plans for providing back-up computer services in the event of a systems failure or the inability of any provider to achieve Year 2000 readiness. Separately, the Adviser will monitor potential investment risk related to Year 2000 issues.

[LOGO]
          PURCHASE AND SALE OF SHARES


   HOW NAV IS CALCULATED


   Each of the Money Market Funds
   seeks to maintain a net asset
   value, or NAV of $1.00 per share
   by valuing the obligations in
   accordance with SEC regulations.
   Amortized cost will normally
   approximate market value.

                 NAV =
       Total Assets - Liabilities
       --------------------------
            Number of Shares
              Outstanding

   ----------------------------------

The net asset value, or NAV is calculated by adding the total value of a Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

You can find most Funds' NAV daily in The
Wall Street Journal and other
newspapers. NAV is calculated separately for each class of shares.

   MONEY MARKET FUNDS


   The NAV of the Treasury and Tax-Free Funds is determined and the shares are priced as of 1:00 p.m. Eastern time and as of the close of trading on the New York Stock Exchange ("NYSE"), normally at 4 p.m. Eastern time each business day. The NAV of the Prime Obligations and U.S. Government Obligations Funds is determined and the shares are priced as of 3:00 p.m. Eastern time and as of the close of trading on the NYSE on each business day. The Money Market Funds value their securities at their amortized cost. The amortized cost method involves valuing a portfolio security initially at its cost on the date of the purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost.


   OTHER FUNDS


   The per share NAV for each non-Money Market Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time on each business day.


   Your order for purchase of shares is priced at the next NAV calculated after your order is received by the Distributor. Your order for redemption of shares is priced at the next NAV calculated after shares are properly tendered for redemption.

   The Funds' securities are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined by a method which the Funds' Trustees believe accurately reflects fair value.

   Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates.

   Some of the Funds have portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when these Funds do not price its shares. As a result, the net asset value of a Fund's share may change on days when shareholders will not by able to purchase or redeem the Fund's shares.

   BUSINESS DAYS DEFINED

   A business day for the Funds is generally a day that the New York Stock Exchange is open for business. The Funds will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (Money Market Funds only), Veterans Day (Money Market Funds only), Thanksgiving and Christmas Day.

   PURCHASE AND SALE OF SHARES

   PURCHASING AND ADDING TO YOUR SHARES

   Institutional Shares may be purchased through procedures established by the Distributor in connection with the requirement of customer accounts maintained by or on behalf of certain financial institutions acting as fiduciary or agent for their customers ("Customer Accounts"). These procedures may include instructions under which a Customer Account is "swept" automatically at least weekly and amounts in excess of a minimum amount agreed upon by the financial institution and the customer are invested by the Distributor in Institutional Shares of the Money Market Funds, depending upon the type of Customer Account and/or the instructions of the customer.

   Institutional Shares sold to financial institutions acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of customers will normally be held of record by the financial institution. It is the responsibility of the particular financial institution to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Institutional Shares will be recorded by the financial institution and reflected in the account statement provided by the financial institution to customers. A financial institution may exercise voting authority for those Institutional Shares for which it is granted authority by the customer.

     - There is no sales charge imposed in connection with the purchase of Institutional Shares.

     - Depending upon the terms of your particular Customer Account, a financial institution may charge you fees for automatic investment and other cash management services provided in connection with your investment.

     - Information concerning these services and any charges may be obtained from the financial institution.

   This Prospectus should be read in conjunction with any information received from your financial institution.

   FOR INFORMATION ON PURCHASING INSTITUTIONAL SHARES OF THE FUNDS CALL 1-800-451-8377.

     - All purchases must be in U.S. dollars.

     - A fee will be charged for any checks that do not clear.

     - Third-party checks are not accepted.

     - The Distributor may reject a purchase order if it considers it in the best interest of a Fund and its shareholders.

          --------------------------------------------------------------
          AVOID 31% TAX WITHHOLDING

          Each Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.
          --------------------------------------------------------------

   PURCHASE AND SALE OF SHARES


   SELLING YOUR SHARES

   You may sell your shares at any
   time. Your sales price will be
   the next NAV after your sell
   order is received in good order
   by a Fund, its transfer agent, or
   your investment representative.
   Good order means that your
   request includes complete
   information on your purchase,
   exchange or redemption and that
   the Fund has received the
   appropriate assets. Normally you
   will receive your proceeds within
   a week after your request is

   received.


WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is
                                      also known as redeeming shares or a
                                      redemption of shares.


   INSTRUCTIONS FOR SELLING SHARES

   When selling shares you should contact your trust administrator or other financial consultant responsible for your Customer Account.

   OTHER INFORMATION REGARDING REDEMPTION OF SHARES

   All or part of your Institutional Shares may be redeemed in accordance with instructions and limitations pertaining to your Customer Account with your financial institution. For example, if you have agreed with a bank to maintain a minimum balance in your account with the bank, and the balance in that account falls below that minimum, your Institutional Shares may be redeemed to the extent necessary to maintain the required minimum balance.

   MONEY MARKET FUNDS


   To the greatest extent possible, requests for same day payments upon redemption of Institutional Shares of the Money Market Funds will be honored if the request for redemption is received by the transfer agent before 1:00 p.m. Eastern time, for the Tax-Free and Treasury Funds or 3:00 p.m. Eastern time for the Prime Obligations and U.S. Government Obligations Funds on a business day or, if received after 1:00 p.m. or 3:00 p.m. Eastern time respectively, on the next business day, unless it would be disadvantageous to the Funds or the shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. You should contact your trust administrator or other financial consultant responsible for the account to determine the financial institution's requirements for effectuating redemptions.

 [LINE GRAPH ICON]
          DIVIDENDS, DISTRIBUTIONS AND TAXES
-

   DIVIDENDS AND DISTRIBUTIONS


   All dividends and distributions will be automatically reinvested unless you request otherwise. Capital gains, if any, are distributed at least annually.


   DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION.

-

   FEDERAL TAXES

   Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions (other than exempt-interest dividends, discussed below) will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.


   In the case of any fund other than a Money Market Fund, you should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."


   You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

   Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

   The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

   It is expected that the Parkstone International Discovery Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Parkstone International Discovery Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

   The Parkstone National Tax Exempt Bond Fund, Parkstone Michigan Municipal Bond Fund and Parkstone Tax-Free Fund (the "Exempt Funds") anticipate that substantially all of their income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends will be taxable, such as dividends that are derived from occasional taxable investments, and in the case of other than the Parkstone Tax-Free Fund, distributions of short and long-term capital gains.

   Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Exempt Funds generally will not be deductible for federal income tax purposes.

   You should note that a portion of the exempt-interest dividends paid by the Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

   If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

   DIVIDENDS, DISTRIBUTIONS AND TAXES
-

   The Parkstone Michigan Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes.

   The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

-

   STATE AND LOCAL TAXES

   Shareowners may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state. Shareowners should consult their tax advisers regarding the tax status of distributions in their state and locality.

   [MONEY IN HAND
       ICON]
          FINANCIAL HIGHLIGHTS
-


   The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years [or, if shorter, the period of the Funds' operations]. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

   FINANCIAL HIGHLIGHTS

-


INTERNATIONAL DISCOVERY FUND


                                                                               INSTITUTIONAL
                                                                     ELEVEN MONTHS
                                                  YEAR ENDED             ENDED             YEAR ENDED         YEAR ENDED
                                                    MAY 31,             MAY 31,             JUNE 30,           JUNE 30,
                                                     1999                 1998                1997               1996
   NET ASSET VALUE, BEGINNING OF PERIOD            $  16.70             $  16.41            $  14.11           $  12.33
   ----------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                     (0.10)               (0.04)              (0.05)              0.02
     Net Realized and Unrealized Gains (Losses)
       from Investments and Foreign Currencies        (0.70)                0.84                2.35               1.80
   ----------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               (0.80)                0.80                2.30               1.82
   ----------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                               --                   --                  --              (0.02)
     Net Realized Gains                               (0.87)               (0.51)                 --              (0.02)
   ----------------------------------------------------------------------------------------------------------------------
       Total Distributions                            (0.87)               (0.51)                 --              (0.04)
   ----------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $  15.03             $  16.70            $  16.41           $  14.11
   ----------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                          (4.94)%                 5.31%(a)         16.34%             14.76%
   ----------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $267,764             $427,922            $426,111           $364,095
     Ratio of Expenses to Average Net Assets           1.57%                1.56%(b)            1.55%              1.55%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                             (0.20)%                (0.47)%(b)         (0.29)%             0.12%
     Ratio of Expenses to Average Net Assets*            (d)                  (d)                 (d)              1.55%
     Portfolio Turnover (c)                           84.66%               34.15%              45.18%             54.47%

                                                  YEAR ENDED         YEAR ENDED
                                                   JUNE 30,           JUNE 30,
                                                     1995               1994
   NET ASSET VALUE, BEGINNING OF PERIOD            $  13.24           $  11.54
   -----------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                      0.04              (0.01)
     Net Realized and Unrealized Gains (Losses)
       from Investments and Foreign Currencies        (0.33)              1.75
   ------------------------------------------------------------------------------------------------------
       Total from Investment Activities               (0.29)              1.74
   -------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                               --              (0.02)
     Net Realized Gains                               (0.62)             (0.02)
   ----------------------------------------------------------------------------------------------------------------------
       Total Distributions                            (0.62)             (0.04)
   ----------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $  12.33           $  13.24
   ----------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                          (1.86)%              15.12%
   ----------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $264,759           $261,798
     Ratio of Expenses to Average Net Assets           1.56%              1.52%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                              0.31%             (0.30)%
     Ratio of Expenses to Average Net Assets*          1.59%              1.57%
     Portfolio Turnover (c)                          104.39%             37.23%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Not annualized.



   (b) Annualized.



   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.



   (d) No fees were waived during this period.

   FINANCIAL HIGHLIGHTS

-


SMALL CAPITALIZATION FUND


                                                                               INSTITUTIONAL
                                                                     ELEVEN MONTHS
                                                  YEAR ENDED             ENDED             YEAR ENDED         YEAR ENDED
                                                    MAY 31,             MAY 31,             JUNE 30,           JUNE 30,
                                                     1999                 1998                1997               1996
   NET ASSET VALUE, BEGINNING OF PERIOD            $  26.15             $  27.91            $  34.50           $  26.08
   ----------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                     (0.23)               (0.27)              (0.22)             (0.27)
     Net Realized and Unrealized Gains (Losses)
       from Investments                               (4.50)               (0.19)              (1.12)             12.34
   ----------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               (4.73)               (0.46)              (1.34)             12.07
   ----------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Realized Gains                               (2.53)               (1.30)              (5.25)             (3.65)
   ----------------------------------------------------------------------------------------------------------------------
       Total Distributions                            (2.53)               (1.30)              (5.25)             (3.65)
   ----------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $  18.89             $  26.15            $  27.91           $  34.50
   ----------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                         (18.71)%                (1.62)%(a)         (4.39)%            50.03%
   ----------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $226,139             $527,805            $602,787           $528,866
     Ratio of Expenses to Average Net Assets           1.36%                1.35%(b)            1.32%              1.29%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                             (0.82)%                (0.99)%(b)         (0.94)%            (0.93)%
     Ratio of Expenses to Average Net Assets*            (d)                  (d)                 (d)                (d)
     Portfolio Turnover (c)                           99.86%               46.17%              48.45%             67.22%

                                                  YEAR ENDED         YEAR ENDED
                                                   JUNE 30,           JUNE 30,
                                                     1995               1994
   NET ASSET VALUE, BEGINNING OF PERIOD            $  19.83           $  20.31
   ----------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                     (0.25)             (0.28)
     Net Realized and Unrealized Gains (Losses)
       from Investments                                8.65               0.30
   ----------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities                8.40               0.02
   ----------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Realized Gains                               (2.15)             (0.50)
   ----------------------------------------------------------------------------------------------------------------------
       Total Distributions                            (2.15)             (0.50)
   ----------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $  26.08           $  19.83
   ----------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                          45.32%             (0.15)%
   ----------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $354,825           $271,425
     Ratio of Expenses to Average Net Assets           1.33%              1.30%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                               1.06%            (1.14)%
     Ratio of Expenses to Average Net Assets*          1.33%              1.30%
     Portfolio Turnover (c)                           50.53%             72.64%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Not annualized.



   (b) Annualized.



   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.



   (d) No fees were waived during this period.

   FINANCIAL HIGHLIGHTS

-


MID CAPITALIZATION FUND


                                                                               INSTITUTIONAL
                                                                     ELEVEN MONTHS
                                                  YEAR ENDED             ENDED             YEAR ENDED         YEAR ENDED
                                                    MAY 31,             MAY 31,             JUNE 30,           JUNE 30,
                                                     1999                 1998                1997               1996
   NET ASSET VALUE, BEGINNING OF PERIOD            $  15.12             $  15.82            $  20.83           $  16.62
   ----------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                     (0.14)               (0.11)              (0.13)             (0.16)
     Net Realized and Unrealized Gains (Losses)
       from Investments                                1.13                 2.52                1.25               5.03
   ----------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities                0.99                 2.41                1.12               4.87
   ----------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Realized Gains                               (1.84)               (3.11)              (6.13)             (0.66)
     In Excess of Net Realized Gains                     --                   --                  --                 --
   ----------------------------------------------------------------------------------------------------------------------
       Total Distributions                            (1.84)               (3.11)              (6.13)             (0.66)
   ----------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $  14.27             $  15.12            $  15.82           $  20.83
   ----------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                           8.20%               16.98%(a)            5.58%             29.83%
   ----------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $319,733             $518,080            $544,082           $650,495
     Ratio of Expenses to Average Net Assets           1.32%                1.30%(b)            1.31%              1.29%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                             (0.75)%                (0.77%)(b)        (0.80)%             (0.68)%
     Ratio of Expenses to Average Net Assets*            (d)                  (d)                 (d)                (d)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets*                               (d)                    (d)                (d)               (d)
     Portfolio Turnover (c)                          100.19%               38.41%              38.47%             49.27%

                                                  YEAR ENDED         YEAR ENDED
                                                   JUNE 30,           JUNE 30,
                                                     1995               1994
   NET ASSET VALUE, BEGINNING OF PERIOD            $  14.70           $  15.10
   ----------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                     (0.08)             (0.11)
     Net Realized and Unrealized Gains (Losses)
       from Investments                                3.47              (0.25)
   ----------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities                3.39              (0.36)
   ----------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Realized Gains                               (0.49)             (0.04)
     In Excess of Net Realized Gains                  (0.98)                --
   ----------------------------------------------------------------------------------------------------------------------
       Total Distributions                            (1.47)             (0.04)
   ----------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $  16.62           $  14.70
   ----------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                          25.20%             (2.44)%
   ----------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $683,320           $533,260
     Ratio of Expenses to Average Net Assets           1.29%              1.28%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                              (0.64)%             (0.65)%
     Ratio of Expenses to Average Net Assets*          1.29%              1.28%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets*                            (0.65)%              (0.65)%
     Portfolio Turnover (c)                           46.39%             70.87%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Not annualized.



   (b) Annualized.



   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.



   (d) No fees were waived during this period.

   FINANCIAL HIGHLIGHTS

-


LARGE CAPITALIZATION FUND



                                                                               INSTITUTIONAL
                                                                     ELEVEN MONTHS                            DECEMBER 28,
                                                  YEAR ENDED             ENDED             YEAR ENDED           1995 TO
                                                    MAY 31,             MAY 31,             JUNE 30,            JUNE 30,
                                                     1999                 1998                1997              1996(A)
   NET ASSET VALUE, BEGINNING OF PERIOD            $  16.27             $  14.48            $  11.25            $  10.00
   -----------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                     (0.06)               (0.03)               0.03                0.03
     Net Realized and Unrealized Gains (Losses)
       from Investments                                3.90                 3.52                3.31                1.25
   -----------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities                3.84                 3.49                3.34                1.28
   -----------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                               --                   --               (0.03)              (0.03)
     Net Realized Gains                               (0.30)               (1.67)              (0.08)                 --
     Tax Return of Capital                               --                (0.03)                 --                  --
   -----------------------------------------------------------------------------------------------------------------------
       Total Distributions                            (0.30)               (1.70)              (0.11)              (0.03)
   -----------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $  19.81             $  16.27            $  14.48            $  11.25
   -----------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                          23.67%               26.18%(b)           29.81%              12.86%(b)
   -----------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $409,107             $358,221            $338,388            $274,150
     Ratio of Expenses to Average Net Assets           1.10%                1.10%(c)            1.12%               2.19%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                             (0.33)%                (0.19)%(c)          0.19%              1.26%(c)
     Ratio of Expenses to Average Net Assets*            (d)                  (d)                 (d)               2.26%(c)
     Portfolio Turnover (e)                           50.51%               24.74%              48.44%               0.86%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Period from commencement of operations.



   (b) Not Annualized.



   (c) Annualized.



   (d) No fees were waived during this period.



   (e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS

-


EQUITY INCOME FUND


                                                                               INSTITUTIONAL
                                                                     ELEVEN MONTHS
                                                  YEAR ENDED             ENDED             YEAR ENDED         YEAR ENDED
                                                    MAY 31,             MAY 31,             JUNE 30,           JUNE 30,
                                                     1999                 1998                1997               1996
   NET ASSET VALUE, BEGINNING OF PERIOD            $  18.69             $  19.13            $  17.30           $  14.49
   ----------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                      0.27                 0.29                0.34               0.34
     Net Realized and Unrealized Gains (Losses)
       from Investments                                1.75                 2.70                3.51               3.26
   ----------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities                2.02                 2.99                3.85               3.60
   ----------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                            (0.27)               (0.25)              (0.33)             (0.34)
     In Excess of Net Investment Income                  --                   --                  --                 --
     Net Realized Gains                               (2.24)               (3.18)              (1.69)             (0.45)
     In Excess of Net Realized Gains                     --                   --                  --                 --
   ----------------------------------------------------------------------------------------------------------------------
       Total Distributions                            (2.51)               (3.43)              (2.02)             (0.79)
   ----------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $  18.20             $  18.69            $  19.13           $  17.30
   ----------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                          12.40%               17.31%(a)           23.80%             25.30%
   ----------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $221,399             $281,395            $315,878           $337,318
     Ratio of Expenses to Average Net Assets           1.34%                1.33%(b)            1.33%              1.32%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                              1.49%                1.65%(b)            1.89%              2.11%
     Ratio of Expenses to Average Net Assets*            (d)                  (d)                 (d)                (d)
     Portfolio Turnover (c)                           51.09%               18.62%              20.14%             40.75%

                                                  YEAR ENDED         YEAR ENDED
                                                   JUNE 30,           JUNE 30,
                                                     1995               1994
   NET ASSET VALUE, BEGINNING OF PERIOD            $  13.50           $  14.69
   ----------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                      0.39               0.39
     Net Realized and Unrealized Gains (Losses)
       from Investments                                1.00              (0.56)
   ----------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities                1.39              (0.17)
   ----------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                            (0.39)             (0.39)
     In Excess of Net Investment Income               (0.01)                --
     Net Realized Gains                                  --              (0.24)
     In Excess of Net Realized Gains                     --              (0.39)
   ----------------------------------------------------------------------------------------------------------------------
       Total Distributions                            (0.40)             (1.02)
   ----------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $  14.49           $  13.50
   ----------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                          10.55%             (1.53)%
   ----------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $346,164           $355,538
     Ratio of Expenses to Average Net Assets           1.32%              1.30%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                              2.86%              2.64%
     Ratio of Expenses to Average Net Assets*          1.32%              1.30%
     Portfolio Turnover (c)                           77.70%             69.35%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Not annualized.



   (b) Annualized.



   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.



   (d) Same as previous.

   FINANCIAL HIGHLIGHTS

-


BALANCED ALLOCATION FUND


                                                                              INSTITUTIONAL
                                                                ELEVEN MONTHS
                                                  YEAR ENDED        ENDED        YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                    MAY 31,        MAY 31,        JUNE 30,      JUNE 30,      JUNE 30,
                                                     1999            1998           1997          1996          1995
   NET ASSET VALUE, BEGINNING OF PERIOD            $  13.80        $  12.99       $  13.37      $  12.19      $  10.67
   ---------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                      0.31            0.32           0.35          0.36          0.31
     Net Realized and Unrealized Gains (Losses)
       from Investments and Foreign Currencies         0.07            1.20           1.12          1.74          1.68
   ---------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities                0.38            1.52           1.47          2.10          1.99
   ---------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                            (0.31)          (0.35)         (0.37)        (0.35)        (0.31)
     Net Realized Gains                               (0.37)          (0.36)         (1.48)        (0.57)        (0.03)
     In Excess of Net Realized Gains                     --              --             --            --         (0.13)
   ---------------------------------------------------------------------------------------------------------------------
       Total Distributions                            (0.68)          (0.71)         (1.85)        (0.92)        (0.47)
   ---------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $  13.50        $  13.80       $  12.99      $  13.37      $  12.19
   ---------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                           2.73%          12.06%(a)      11.86%        17.81%        19.22%
   ---------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $177,203        $262,533       $245,347      $113,493      $ 89,294
     Ratio of Expenses to Average Net Assets           1.11%           1.12%(b)       1.10%         1.16%         1.25%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                              2.31%           2.57%(b)       2.77%         2.62%         2.75%
     Ratio of Expenses to Average Net Assets*          1.36%           1.37%(b)       1.36%         1.41%         1.52%
     Portfolio Turnover (c)                          158.56%         117.80%        425.05%       437.90%       250.66%

                                                  YEAR ENDED
                                                   JUNE 30,
                                                     1994
   NET ASSET VALUE, BEGINNING OF PERIOD            $  11.08
   ---------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                      0.27
     Net Realized and Unrealized Gains (Losses)
       from Investments and Foreign Currencies        (0.41)
   ---------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               (0.14)
   ---------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                            (0.27)
     Net Realized Gains                                  --
     In Excess of Net Realized Gains                     --
   ---------------------------------------------------------------------------------------------------------------------
       Total Distributions                            (0.27)
   ---------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $  10.67
   ---------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                          (1.44)%
   ---------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $ 71,427
     Ratio of Expenses to Average Net Assets           1.09%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                              2.49%
     Ratio of Expenses to Average Net Assets*          1.39%
     Portfolio Turnover (c)                          192.39%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Not annualized.



   (b) Annualized.



   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS

-


BOND FUND


                                                                              INSTITUTIONAL
                                                                ELEVEN MONTHS
                                                  YEAR ENDED        ENDED        YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                    MAY 31,        MAY 31,        JUNE 30,      JUNE 30,      JUNE 30,
                                                     1999            1998           1997          1996          1995
   NET ASSET VALUE, BEGINNING OF PERIOD            $  10.04        $   9.73       $   9.56      $   9.72      $   9.29
   ---------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                      0.56            0.56           0.59          0.59          0.61
     Net Realized and Unrealized Gains (Losses)
       from Investments                               (0.29)           0.31           0.17         (0.16)         0.43
   ---------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities                0.27            0.87           0.76          0.43          1.04
   ---------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                            (0.56)          (0.56)         (0.59)        (0.59)        (0.61)
     Net Realized Gains                               (0.02)             --             --            --            --
     In Excess of Net Realized Gains                     --              --             --            --            --
   ---------------------------------------------------------------------------------------------------------------------
       Total Distributions                            (0.58)          (0.56)         (0.59)        (0.59)        (0.61)
   ---------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $   9.73        $  10.04       $   9.73      $   9.56      $   9.72
   ---------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                           2.70%           9.15%(a)       8.20%         4.49%        11.78%
   ---------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $366,230        $481,998       $492,102      $549,336      $509,189
     Ratio of Expenses to Average Net Assets           0.94%           0.94%(b)       0.94%         0.94%         1.02%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                              5.53%           6.06%(b)       6.13%         5.96%         6.54%
     Ratio of Expenses to Average Net Assets*          1.03%           1.04%(b)       1.03%         1.03%         1.14%
     Portfolio Turnover (c)                          268.66%         545.68%        827.00%     1,189.27%     1,010.64%

                                                  YEAR ENDED
                                                   JUNE 30,
                                                     1994
   NET ASSET VALUE, BEGINNING OF PERIOD            $  10.53
   ---------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                      0.60
     Net Realized and Unrealized Gains (Losses)
       from Investments                               (0.72)
   ---------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               (0.12)
   ---------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                            (0.58)
     Net Realized Gains                                  --
     In Excess of Net Realized Gains                  (0.54)
   ---------------------------------------------------------------------------------------------------------------------
       Total Distributions                            (1.12)
   ---------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $   9.29
   ---------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                          (1.52)%
   ---------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $469,903
     Ratio of Expenses to Average Net Assets           0.88%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                              5.97%
     Ratio of Expenses to Average Net Assets*          1.02%
     Portfolio Turnover (c)                          893.27%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Not annualized.



   (b) Annualized.



   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS

-


INTERMEDIATE GOVERNMENT OBLIGATIONS FUND


                                                                              INSTITUTIONAL
                                                                ELEVEN MONTHS
                                                  YEAR ENDED        ENDED        YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                    MAY 31,        MAY 31,        JUNE 30,      JUNE 30,      JUNE 30,
                                                     1999            1998           1997          1996          1995
   NET ASSET VALUE, BEGINNING OF PERIOD            $   9.88        $   9.73       $   9.71      $   9.93      $   9.62
   ---------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                      0.50            0.52           0.55          0.62          0.52
     Net Realized and Unrealized Gains (Losses)
       from Investments                               (0.12)           0.16           0.03         (0.24)         0.31
   ---------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities                0.38            0.68           0.58          0.38          0.83
   ---------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                            (0.50)          (0.52)         (0.56)        (0.60)        (0.52)
     Tax Return of Capital                               --           (0.01)            --            --            --
     In Excess of Net Realized Gains                     --              --             --            --            --
   ---------------------------------------------------------------------------------------------------------------------
       Total Distributions                            (0.50)          (0.53)         (0.56)        (0.60)        (0.52)
   ---------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $   9.76        $   9.88       $   9.73      $   9.71      $   9.93
   ---------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                           4.01%           7.03%(a)       6.11%         3.95%         9.02%
   ---------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $133,678        $171,481       $187,856      $225,313      $249,169
     Ratio of Expenses to Average Net Assets           0.99%           0.97%(b)       0.98%         0.96%         1.04%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                              5.06%           5.67%(b)       5.66%         5.76%         5.43%
     Ratio of Expenses to Average Net Assets*          1.08%           1.06%(b)       1.07%         1.05%         1.16%
     Portfolio Turnover (c)                           53.07%         774.28%      1,516.78%       916.39%       549.13%

                                                  YEAR ENDED
                                                   JUNE 30,
                                                     1994
   NET ASSET VALUE, BEGINNING OF PERIOD            $  10.53
   ---------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                      0.60
     Net Realized and Unrealized Gains (Losses)
       from Investments                               (0.66)
   ---------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               (0.06)
   ---------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                            (0.60)
     Tax Return of Capital                               --
     In Excess of Net Realized Gains                  (0.25)
   ---------------------------------------------------------------------------------------------------------------------
       Total Distributions                            (0.85)
   ---------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $   9.62
   ---------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                          (0.80)%
   ---------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $281,232
     Ratio of Expenses to Average Net Assets           0.90%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                              5.90%
     Ratio of Expenses to Average Net Assets*          1.04%
     Portfolio Turnover (c)                          546.06%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Not annualized.



   (b) Annualized.



   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS

-


U.S. GOVERNMENT INCOME FUND


                                                                               INSTITUTIONAL
                                                                     ELEVEN MONTHS
                                                  YEAR ENDED             ENDED             YEAR ENDED         YEAR ENDED
                                                    MAY 31,             MAY 31,             JUNE 30,           JUNE 30,
                                                     1999                 1998                1997               1996
   NET ASSET VALUE, BEGINNING OF PERIOD            $   9.27             $   9.15            $   9.25           $   9.42
   ----------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                      0.57                 0.63                0.72               0.75
     Net Realized and Unrealized Gains (Losses)
       from Investments                               (0.14)                0.08               (0.10)             (0.17)
   ----------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities                0.43                 0.71                0.62               0.58
   ----------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                            (0.57)               (0.55)              (0.61)             (0.67)
     Tax Return of Capital                               --                (0.04)              (0.11)             (0.08)
   ----------------------------------------------------------------------------------------------------------------------
       Total Distributions                            (0.57)               (0.59)              (0.72)             (0.75)
   ----------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $   9.13             $   9.27            $   9.15           $   9.25
   ----------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                           4.73%                8.04%(a)            6.91%              6.34%
   ----------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $150,113             $161,567            $148,854           $130,615
     Ratio of Expenses to Average Net Assets           0.75%                0.75%(b)            0.77%              0.76%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                              6.15%                7.44%(b)            7.90%              7.94%
     Ratio of Expenses to Average Net Assets*          1.09%                1.09%(b)            1.11%              1.10%
     Portfolio Turnover (c)                           52.60%              278.94%             499.53%            348.01%

                                                  YEAR ENDED         YEAR ENDED
                                                   JUNE 30,           JUNE 30,
                                                     1995               1994
   NET ASSET VALUE, BEGINNING OF PERIOD            $   9.41           $  10.04
   ----------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                      0.76               0.74
     Net Realized and Unrealized Gains (Losses)
       from Investments                                0.01              (0.63)
   ----------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities                0.77               0.11
   ----------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                            (0.68)             (0.73)
     Tax Return of Capital                            (0.08)             (0.01)
   ----------------------------------------------------------------------------------------------------------------------
       Total Distributions                            (0.76)             (0.74)
   ----------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $   9.42           $   9.41
   ----------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                           8.70%              1.04%
   ----------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $110,190           $101,506
     Ratio of Expenses to Average Net Assets           0.83%              0.72%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                              8.25%              7.51%
     Ratio of Expenses to Average Net Assets*          1.19%              1.11%
     Portfolio Turnover (c)                          114.71%            102.24%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Not annualized.



   (b) Annualized.



   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS

-


LIMITED MATURITY BOND FUND


                                                                               INSTITUTIONAL
                                                                     ELEVEN MONTHS
                                                  YEAR ENDED             ENDED             YEAR ENDED         YEAR ENDED
                                                    MAY 31,             MAY 31,             JUNE 30,           JUNE 30,
                                                     1999                 1998                1997               1996
   NET ASSET VALUE, BEGINNING OF PERIOD            $   9.50             $   9.49            $   9.48           $   9.71
   ----------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                      0.56                 0.50                0.57               0.65
     Net Realized and Unrealized Gains (Losses)
       from Investments                               (0.08)                0.01                0.02              (0.21)
   ----------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities                0.48                 0.51                0.59               0.44
   ----------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                            (0.56)               (0.50)              (0.58)             (0.65)
     Net Realized Gains                                  --                   --                  --              (0.01)
     In Excess of Net Realized Gains                     --                   --                  --                 --
     Tax Return of Capital                               --                   --                  --              (0.01)
   ----------------------------------------------------------------------------------------------------------------------
       Total Distributions                            (0.56)               (0.50)              (0.58)             (0.67)
   ----------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $   9.42             $   9.50            $   9.49           $   9.48
   ----------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                           5.12%                5.46%(a)            6.42%              4.65%
   ----------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $123,137             $150,510            $136,126           $136,681
     Ratio of Expenses to Average Net Assets           0.84%                0.82%(b)            0.85%              0.84%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                              5.83%                5.63%(b)            6.03%              6.32%
     Ratio of Expenses to Average Net Assets*          1.07%                1.06%(b)            1.10%              1.08%
     Portfolio Turnover (c)                          126.98%              225.88%             607.84%            618.60%

                                                  YEAR ENDED         YEAR ENDED
                                                   JUNE 30,           JUNE 30,
                                                     1995               1994
   NET ASSET VALUE, BEGINNING OF PERIOD            $   9.57           $  10.18
   ----------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                      0.58               0.64
     Net Realized and Unrealized Gains (Losses)
       from Investments                                0.13              (0.59)
   ----------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities                0.71               0.05
   ----------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                            (0.57)             (0.62)
     Net Realized Gains                                  --                 --
     In Excess of Net Realized Gains                     --              (0.04)
     Tax Return of Capital                               --                 --
   ----------------------------------------------------------------------------------------------------------------------
       Total Distributions                            (0.57)             (0.66)
   ----------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $   9.71           $   9.57
   ----------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                           7.76%              0.43%
   ----------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $141,781           $156,678
     Ratio of Expenses to Average Net Assets           0.84%              0.76%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                              6.11%              6.32%
     Ratio of Expenses to Average Net Assets*          1.11%              1.05%
     Portfolio Turnover (c)                          397.97%            353.28%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Not annualized.



   (b) Annualized.



   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS

-


MICHIGAN MUNICIPAL BOND FUND


                                                                              INSTITUTIONAL
                                                                ELEVEN MONTHS
                                                  YEAR ENDED        ENDED        YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                    MAY 31,        MAY 31,        JUNE 30,      JUNE 30,      JUNE 30,
                                                     1999            1998           1997          1996          1995
   NET ASSET VALUE, BEGINNING OF PERIOD            $  11.06        $  10.89       $  10.77      $  10.76      $  10.53
   ---------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                      0.47            0.44           0.51          0.50          0.50
     Net Realized and Unrealized Gains (Losses)
       from Investments                               (0.08)           0.23           0.14          0.04          0.25
   ---------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities                0.39            0.67           0.65          0.54          0.75
   ---------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                            (0.47)          (0.47)         (0.49)        (0.50)        (0.50)
     Net Realized Gains                               (0.07)          (0.03)         (0.04)        (0.03)        (0.02)
     In Excess of Net Realized Gains                     --              --             --            --            --
   ---------------------------------------------------------------------------------------------------------------------
       Total Distributions                            (0.54)          (0.50)         (0.53)        (0.53)        (0.52)
   ---------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $  10.91        $  11.06       $  10.89      $  10.77      $  10.76
   ---------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                           3.54%           6.30%(a)       6.11%         5.12%         7.33%
   ---------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $192,536        $206,246       $194,950      $185,191      $176,068
     Ratio of Expenses to Average Net Assets           0.76%           0.74%(b)       0.76%         0.77%         0.78%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                              4.21%           4.34%(b)       4.73%         4.57%         4.79%
     Ratio of Expenses to Average Net Assets*          1.05%           1.03%(b)       1.05%         1.06%         1.07%
     Portfolio Turnover (c)                            6.52%          26.24%         28.48%        27.66%        26.06%

                                                  YEAR ENDED
                                                   JUNE 30,
                                                     1994
   NET ASSET VALUE, BEGINNING OF PERIOD            $  10.97
   ---------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                      0.48
     Net Realized and Unrealized Gains (Losses)
       from Investments                               (0.36)
   ---------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities                0.12
   ---------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                            (0.46)
     Net Realized Gains                               (0.01)
     In Excess of Net Realized Gains                  (0.09)
   ---------------------------------------------------------------------------------------------------------------------
       Total Distributions                            (0.56)
   ---------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $  10.53
   ---------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                           1.02%
   ---------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $181,051
     Ratio of Expenses to Average Net Assets           0.75%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                              4.35%
     Ratio of Expenses to Average Net Assets*          1.04%
     Portfolio Turnover (c)                            6.69%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Not annualized.



   (b) Annualized.



   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS

-


NATIONAL TAX-EXEMPT BOND FUND (FORMERLY MUNICIPAL BOND FUND)


                                                                              INSTITUTIONAL
                                                                ELEVEN MONTHS
                                                  YEAR ENDED        ENDED        YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                    MAY 31,        MAY 31,        JUNE 30,      JUNE 30,      JUNE 30,
                                                     1999            1998           1997          1996          1995
   NET ASSET VALUE, BEGINNING OF PERIOD            $  10.53        $  10.54       $  10.43      $  10.39      $  10.29
   ---------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                      0.40            0.37           0.46          0.43          0.46
     Net Realized and Unrealized Gains (Losses)
       from Investments                               (0.02)           0.21           0.14          0.04          0.27
   ---------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities                0.38            0.58           0.60          0.47          0.73
   ---------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                            (0.40)          (0.41)         (0.44)        (0.43)        (0.46)
     Net Realized Gains                               (0.12)          (0.18)         (0.05)           --            --
     In Excess of Net Realized Gains                     --              --             --            --         (0.17)
   ---------------------------------------------------------------------------------------------------------------------
       Total Distributions                            (0.52)          (0.59)         (0.49)        (0.43)        (0.63)
   ---------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $  10.39        $  10.53       $  10.54      $  10.43      $  10.39
   ---------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                           3.56%           5.71%(a)       5.89%         4.55%         7.25%
   ---------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $ 96,946        $123,856       $134,579      $132,527      $134,784
     Ratio of Expenses to Average Net Assets           0.77%           0.77%(b)       0.81%         0.80%         0.80%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                              3.76%           3.89%(b)       4.41%         4.10%         4.21%
     Ratio of Expenses to Average Net Assets*          1.06%           1.07%(b)       1.10%         1.09%         1.08%
     Portfolio Turnover (c)                            6.67%          85.56%         48.83%        47.46%        35.15%

                                                  YEAR ENDED
                                                   JUNE 30,
                                                     1994
   NET ASSET VALUE, BEGINNING OF PERIOD            $  10.92
   ---------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                      0.41
     Net Realized and Unrealized Gains (Losses)
       from Investments                               (0.31)
   ---------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities                0.10
   ---------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                            (0.40)
     Net Realized Gains                               (0.21)
     In Excess of Net Realized Gains                  (0.12)
   ---------------------------------------------------------------------------------------------------------------------
       Total Distributions                            (0.73)
   ---------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $  10.29
   ---------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                           0.81%
   ---------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $147,687
     Ratio of Expenses to Average Net Assets           0.77%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                              3.83%
     Ratio of Expenses to Average Net Assets*          1.06%
     Portfolio Turnover (c)                           44.39%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Not annualized.



   (b) Annualized.



   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS

-


TAX-FREE FUND


                                                                              INSTITUTIONAL
                                                                ELEVEN MONTHS
                                                  YEAR ENDED        ENDED        YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                    MAY 31,        MAY 31,        JUNE 30,      JUNE 30,      JUNE 30,
                                                     1999            1998           1997          1996          1995
   NET ASSET VALUE, BEGINNING OF PERIOD            $  1.000        $  1.000       $  1.000      $  1.000       $ 1.000
   ---------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income                            0.026           0.027          0.029         0.030         0.030
     DISTRIBUTIONS:
     Net Investment Income                           (0.026)         (0.027)        (0.029)       (0.030)       (0.030)
   NET ASSET VALUE, END OF PERIOD                  $  1.000        $  1.000       $  1.000      $  1.000       $ 1.000
   ---------------------------------------------------------------------------------------------------------------------
       Total Return                                    2.66%           2.75%(a)       2.94%         3.02%         3.00%
   ---------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $110,136        $104,062       $108,884      $106,154       $98,489
     Ratio of Expenses to Average Net Assets           0.68%           0.66%(b)       0.68%         0.66%         0.64%
     Ratio of Net Investment Income to Average
       Net Assets                                      2.62%           2.96%(b)       2.90%         2.97%         2.97%
     Ratio of Expenses to Average Net Assets*          0.70%           0.68%(b)       0.70%         0.68%         0.70%

                                                  YEAR ENDED
                                                   JUNE 30,
                                                     1994
   NET ASSET VALUE, BEGINNING OF PERIOD             $ 1.000
   ---------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income                            0.019
     DISTRIBUTIONS:
     Net Investment Income                           (0.019)
   NET ASSET VALUE, END OF PERIOD                   $ 1.000
   ---------------------------------------------------------------------------------------------------------------------
       Total Return                                    1.92%
   ---------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)              $84,465
     Ratio of Expenses to Average Net Assets           0.58%
     Ratio of Net Investment Income to Average
       Net Assets                                      1.90%
     Ratio of Expenses to Average Net Assets*          0.68%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.



   (a) Not annualized.



   (b) Annualized.

   FINANCIAL HIGHLIGHTS

-


   PRIME OBLIGATIONS FUND


                                                                              INSTITUTIONAL
                                                                ELEVEN MONTHS
                                                  YEAR ENDED        ENDED        YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                    MAY 31,        MAY 31,        JUNE 30,      JUNE 30,      JUNE 30,
                                                     1999            1998           1997          1996          1995
   NET ASSET VALUE, BEGINNING OF PERIOD            $  1.000        $  1.000       $  1.000      $  1.000      $  1.000
   ---------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income                            0.047           0.046          0.049         0.051         0.048
     DISTRIBUTIONS:
     Net Investment Income                           (0.047)         (0.046)        (0.049)       (0.051)       (0.048)
   NET ASSET VALUE, END OF PERIOD                  $  1.000        $  1.000       $  1.000      $  1.000      $  1.000
   ---------------------------------------------------------------------------------------------------------------------
       Total Return                                    4.76%           4.73%(a)       5.01%         5.17%         4.91%
   ---------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $628,553        $690,947       $677,324      $596,075      $640,380
     Ratio of Expenses to Average Net Assets           0.65%           0.66%(b)       0.63%         0.64%         0.65%
     Ratio of Net Investment Income to Average
       Net Assets                                      4.67%           5.04%(b)       4.90%         5.05%         4.83%
     Ratio of Expenses to Average Net Assets*          0.67%           0.68%(b)       0.65%         0.66%         0.67%

                                                  YEAR ENDED
                                                   JUNE 30,
                                                     1994
   NET ASSET VALUE, BEGINNING OF PERIOD            $  1.000
   ---------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income                            0.028
     DISTRIBUTIONS:
     Net Investment Income                           (0.028
   NET ASSET VALUE, END OF PERIOD                  $  1.000
   ---------------------------------------------------------------------------------------------------------------------
       Total Return                                    2.85%
   ---------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $561,697
     Ratio of Expenses to Average Net Assets           0.64%
     Ratio of Net Investment Income to Average
       Net Assets                                      2.84%
     Ratio of Expenses to Average Net Assets*          0.66%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.



   (a) Not annualized.



   (b) Annualized.

   FINANCIAL HIGHLIGHTS

-


   U.S. GOVERNMENT OBLIGATIONS FUND


                                                                              INSTITUTIONAL
                                                                ELEVEN MONTHS
                                                  YEAR ENDED        ENDED        YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                    MAY 31,        MAY 31,        JUNE 30,      JUNE 30,      JUNE 30,
                                                     1999            1998           1997          1996          1995
   NET ASSET VALUE, BEGINNING OF PERIOD            $  1.000        $  1.000       $  1.000      $  1.000      $  1.000
   ---------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income                            0.045           0.045          0.048         0.050         0.048
     DISTRIBUTIONS:
     Net Investment Income                           (0.045)         (0.045)        (0.048)       (0.050)       (0.048)
   NET ASSET VALUE, END OF PERIOD                  $  1.000        $  1.000       $  1.000      $  1.000      $  1.000
   ---------------------------------------------------------------------------------------------------------------------
       Total Return                                    4.64%           4.62%(a)       4.89%         5.10%         4.87%
   ---------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $121,475        $185,384       $210,162      $207,451      $227,565
     Ratio of Expenses to Average Net Assets           0.67%           0.66%(b)       0.64%         0.64%         0.67%
     Ratio of Net Investment Income to Average
       Net Assets                                      4.57%           4.93%(b)       4.79%         4.99%         4.76%
     Ratio of Expenses to Average Net Assets*          0.69%           0.68%(b)       0.66%         0.66%         0.69%

                                                  YEAR ENDED
                                                   JUNE 30,
                                                     1994
   NET ASSET VALUE, BEGINNING OF PERIOD            $  1.000
   ---------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income                            0.028
     DISTRIBUTIONS:
     Net Investment Income                           (0.028)
   NET ASSET VALUE, END OF PERIOD                  $  1.000
   ---------------------------------------------------------------------------------------------------------------------
       Total Return                                    2.79%
   ---------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $192,612
     Ratio of Expenses to Average Net Assets           0.67%
     Ratio of Net Investment Income to Average
       Net Assets                                      2.74%
     Ratio of Expenses to Average Net Assets*          0.69%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.



   (a) Not annualized.



   (b) Annualized.

   FINANCIAL HIGHLIGHTS

-


TREASURY FUND


                                                                              INSTITUTIONAL
                                                                ELEVEN MONTHS       YEAR
                                                  YEAR ENDED        ENDED           ENDED      YEAR ENDED    YEAR ENDED
                                                    MAY 31,        MAY 31,        JUNE 30,      JUNE 30,      JUNE 30,
                                                     1999            1998           1997          1996          1995
   NET ASSET VALUE, BEGINNING OF PERIOD            $  1.000        $  1.000       $  1.000      $  1.000      $  1.000
   ---------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income                            0.045           0.046          0.048         0.050         0.048
     DISTRIBUTIONS:
     Net Investment Income                           (0.045)         (0.046)        (0.048)       (0.050)       (0.048)
   NET ASSET VALUE, END OF PERIOD                  $  1.000        $  1.000       $  1.000      $  1.000      $  1.000
   ---------------------------------------------------------------------------------------------------------------------
       Total Return                                    4.61%           4.70%(b)       4.93%         5.14%         4.91%
   ---------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $269,534        $321,584       $324,377      $223,416      $192,232
     Ratio of Expenses to Average Net Assets           0.58%           0.57%(c)       0.57%         0.60%         0.64%
     Ratio of Net Investment Income to Average
       Net Assets                                      4.52%           5.00%(c)       4.83%         4.98%         4.95%
     Ratio of Expenses to Average Net Assets*          0.68%           0.67%(c)       0.67%         0.70%         0.78%

                                                  DECEMBER 1,
                                                      1993
                                                       TO
                                                    JUNE 30,
                                                    1994(a)
   NET ASSET VALUE, BEGINNING OF PERIOD             $  1.000
   ---------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income                             0.017
     DISTRIBUTIONS:
     Net Investment Income                            (0.017)
   NET ASSET VALUE, END OF PERIOD                   $  1.000
   ---------------------------------------------------------------------------------------------------------------------
       Total Return                                     1.72%(b)
   ---------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)              $ 76,035
     Ratio of Expenses to Average Net Assets            0.54%(c)
     Ratio of Net Investment Income to Average
       Net Assets                                       3.15%(c)
     Ratio of Expenses to Average Net Assets*           0.74%(c)



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) Period from commencement of operations.



   (b) Not annualized.



   (c) Annualized.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

   You can get free copies of Annual/Semi-Annual Reports and the SAI, of the Parkstone Group of Funds, or request other information and discuss your questions about the Funds by contacting a Broker or Bank that sells the Funds, or contact the Fund at:

                          The Parkstone Group of Funds
                                 P.O. Box 8590
                        Boston, Massachusetts 02266-8590
                           Telephone: 1-800-451-8377

You can review information about the Fund and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington D.C. You can get copies:

   o For a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission in Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.

   o   Free from the Commission's Website at http://www.sec.gov

Investment Company Act file no. 811-5105.

                                                                       PARKSTONE
                                                                           FUNDS


PAR-F-008-0100                                                              9/99

                          THE PARKSTONE GROUP OF FUNDS

                       Statement of Additional Information

                               September 13, 1999

                                  GROWTH FUNDS
                     Parkstone International Discovery Fund
                       Parkstone Small Capitalization Fund
                        Parkstone Mid Capitalization Fund
                       Parkstone Large Capitalization Fund

                             GROWTH AND INCOME FUNDS
                          Parkstone Equity Income Fund
                       Parkstone Balanced Allocation Fund

                                  INCOME FUNDS
                               Parkstone Bond Fund
               Parkstone Intermediate Government Obligations Fund
                      Parkstone U.S. Government Income Fund
                      Parkstone Limited Maturity Bond Fund

                              TAX-FREE INCOME FUNDS
                     Parkstone National Tax Exempt Bond Fund
                     Parkstone Michigan Municipal Bond Fund

                               MONEY MARKET FUNDS
                             Parkstone Tax-Free Fund
                        Parkstone Prime Obligations Fund
                   Parkstone U.S. Government Obligations Fund
                             Parkstone Treasury Fund


         This Statement of Additional information is not a Prospectus, but should be read in conjunction with the following Prospectuses (the "Prospectuses") of the Funds: Each of the Investor A Shares and Investor B Shares Prospectus and Institutional Shares Prospectus dated September 13, 1999. This Statement of Additional information is incorporated by reference in its entirety into the Prospectuses. Copies of each of the Prospectuses may be obtained by writing the Group at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by telephoning toll free (800) 451-8377.

                                TABLE OF CONTENTS


                                                                                       Page

INVESTMENTS AND RISKS....................................................................2
Additional Information About The Funds...................................................2
Additional Information On Portfolio Instruments..........................................8
Investment Restrictions.................................................................34
Additional Investment Limitations.......................................................36
Portfolio  Turnover.....................................................................40
NET ASSET VALUE.........................................................................42
Valuation Of The Money Market Funds.....................................................43
Valuation Of The Non-Money Market Funds.................................................44
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................................44
ADDITIONAL INFORMATION ABOUT HOW TO BUY INSTITUTIONAL SHARES............................45
ADDITIONAL INFORMATION ABOUT REDEMPTION OF INSTITUTIONAL SHARES.........................46
MANAGEMENT OF THE GROUP.................................................................46
Trustees And  Officers..................................................................46
Trustee Deferred Compensation Plan......................................................50
Investment Adviser......................................................................50
Portfolio Transactions..................................................................53
Authority To Act As Investment Adviser..................................................55
Glass-Steagall Act......................................................................55
Administrator And Sub-Administrator.....................................................56
Expenses 58
Distributor.............................................................................59
Custodian, Transfer Agent And Fund Accounting Services..................................62
Independent Auditors....................................................................63
Legal Counsel...........................................................................63
ADDITIONAL INFORMATION..................................................................63
Description Of Shares...................................................................63
Vote Of A Majority Of The Outstanding Shares............................................65
Shareholder And Trustee Liability.......................................................65
Additional Tax Information..............................................................66
Additional Tax Information Concerning The Exempt Funds..................................67
Additional Tax Information Concerning The International Discovery Fund..................68
Performance Information.................................................................69
Yields Of The Money Market Funds........................................................69
Yields Of The Non-Money Market Funds....................................................71
Calculation Of Total Return.............................................................72
Distribution Rates......................................................................74
Performance Comparisons.................................................................75
Miscellaneous...........................................................................76
PRINCIPAL HOLDERS OF VOTING SECURITIES..................................................78
FINANCIAL STATEMENTS....................................................................87
APPENDIX A..............................................................................A-1

                       STATEMENT OF ADDITIONAL INFORMATION

                          THE PARKSTONE GROUP OF FUNDS


                  The Parkstone Group of Funds, which was organized in the Commonwealth of Massachusetts on March 25, 1987 (the "Group"), is an open-end management investment company composed of sixteen separate investment portfolios, fifteen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. The separate investment portfolios of the Group enable the Group to meet a wide range of investment needs. This Statement of Additional Information contains information about each of the sixteen portfolios (collectively, the "Funds" and singly, a "Fund").



                  The Group includes four money market Funds: the Tax-Free Fund, the Prime obligations Fund, the U.S. Government obligations Fund, the Treasury Fund (collectively, the "Money Market Funds"), each of which, except the Tax-Free Fund, seeks current income consistent with liquidity and stability of principal by investing in high quality money market instruments. The Tax-Free Fund seeks to provide current income free from federal income taxes, preservation of capital and relative stability of principal. The U.S. Government Obligations Fund invests primarily in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Prime Obligations Fund invests in high quality money market instruments. The Tax-Free Fund invests in high-quality tax-exempt obligations and seeks to produce a high level of income which is exempt from federal income taxes. The Treasury Fund invests exclusively in obligations issued or guaranteed by the U.S. Treasury and in repurchase agreements backed by such obligations.



                  In addition, the Group has twelve variable net asset value
Funds: the International Discovery Fund, the Small Capitalization Fund, the Mid Capitalization Fund, the Large Capitalization Fund, the Equity Income Fund, the Balanced Allocation Fund, the Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Limited Maturity Bond Fund, the Michigan Municipal Bond Fund and the National Tax Exempt Bond (collectively, the "Non-Money Market Funds"). The International Discovery Fund provides capital appreciation by investing in equity securities of foreign issuers. The Small Capitalization Fund provides capital appreciation with a diversified portfolio of publicly traded smaller cap equity securities. The Mid Capitalization Fund provides capital appreciation with a diversified portfolio of publicly traded mid cap equity securities. The Large Capitalization Fund provides capital appreciation with a diversified portfolio of publicly traded larger cap equity securities. The Equity Income Fund provides capital appreciation with a diversified portfolio of publicly traded larger cap equity securities which, in the aggregate, provide an above-average current yield. The Balanced Allocation Fund provides long-term capital appreciation and current income. The Bond Fund seeks current income with preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities. The Intermediate Government Obligations Fund provides current income as well as preservation of capital by investing primarily in U.S. government securities. The U.S. Government Income Fund provides current income as well as preservation of capital by investing primarily in U.S. government securities. The Limited Maturity Bond Fund provides current income as well as preservation of capital by investing in a portfolio of high- and medium grade fixed income securities. The Michigan Municipal Bond Fund provides current income exempt from federal income taxes and, to the extent possible, from Michigan personal income taxes, as is consistent with conservation of capital. The National Tax Exempt Bond Fund provides current income exempt from federal income taxes as is consistent with conservation of capital.

                  The International Discovery Fund, Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund are sometimes referred to as the Growth Funds. The Equity Income Fund and Balanced Allocation Fund are sometimes referred to as the Growth and Income Funds. The Bond Fund, Intermediate Government Obligations Fund, U.S. Government Income Fund and Limited Maturity Bond Fund are sometimes referred to as the Income Funds. The Michigan Municipal Bond Fund and National Tax Exempt Bond Fund are sometimes referred to as the Tax-Free Income Funds.

                  The Trustees of the Group have divided beneficial ownership of each of the Funds into an unlimited number of transferable units called shares. Each Fund of the Group offers multiple classes of shares. Interested persons who wish to obtain a copy of any of the Group's other Prospectuses or a copy of the Group's most recent Annual Report may contact the Group at the telephone number shown above.

                  Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectuses of the sixteen Funds described above. Capitalized terms not defined herein are defined in the Prospectuses. No investment in shares of a Fund should be made without first reading the Fund's Prospectus.

                              INVESTMENTS AND RISKS

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

                  The following information supplements and should be read in conjunction with the principal strategies and risk disclosures in the Prospectus.

                  The investment objective of each Fund, with the exception of the U.S. Government Obligations Fund and the Treasury Fund, may be changed without a vote of the holders of a majority of the outstanding shares of that Fund although the Board of Trustees would only change a Fund's objective upon 30 days' notice to shareholders.

                  The investment objectives of the U.S. Government Obligations Fund and the Treasury Fund are fundamental and may not be changed without a vote of the holders of a majority of the outstanding shares of that Fund.

                  For both the Mid Capitalization Fund and Large Capitalization Fund, investments will be in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Mid Capitalization Fund and Large Capitalization Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

                  The Small Capitalization Fund anticipates investing in dynamic small-sized companies that exhibit outstanding potential for superior growth. Companies that participate in sectors that are identified as having long-term growth potential generally make up a substantial portion of such Fund's holdings. These companies often have established a market niche or have developed unique products or technologies that are expected to produce superior growth in revenues and earnings. As smaller capitalization stocks are quite volatile and subject to wide fluctuations in both the short and medium term, the Small Capitalization Fund may be fairly characterized as more aggressive than a general equity fund.

                  The International Discovery Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of foreign issuers. The Fund's assets normally will be invested in the securities of issuers located in at least three foreign countries. Foreign investments also may include debt obligations issued or guaranteed by foreign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality.


                  The Fund will invest primarily in equity securities, including common and preferred stocks, rights, warrants, securities convertible into common stocks and American Depository Receipts ("ADR's") of companies included in the Morgan Stanley Capital International Europe, Australaisia, Far East ("EAFE") Index, a broadly diversified international index consisting of more than 1,000 equity securities of companies located in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Fund, however, will not be an "index" fund, and is neither sponsored by nor affiliated with Morgan Stanley Capital International. The Fund will not presently make investments in markets where, in the judgement of the adviser, property rights are not defined and supported by adequate legal infrastructure. More than 25% of the Fund's assets may be invested in the securities of issuers located in the same country.


                  The Balanced Allocation Fund may vary from time to time the amount it invests in stocks, bonds and cash reserves, depending upon the investment Adviser's assessment of business, economic and market conditions, including any advantage of price shifts between the stock market and the bond market. Like any investment program, investment in the Balanced Allocation Fund entails certain risks. As a Fund investing in common stocks the Balanced Allocation Fund is subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods. Since the Balanced Allocation Fund also invests in bonds, investors in the Balanced Allocation Fund are also exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in interest rate levels. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stock, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices. From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result, the Balanced Allocation Fund, with its balance of common stock and bond investments, is expected to entail less investment risk (and a potentially smaller investment return) than a mutual fund investing exclusively in common stocks.

                  The Equity Income Fund anticipates investing in securities that currently have a high dividend yield, with the anticipation that the dividend will remain constant or be increased in the future. These securities generally represent the core holdings of this Fund. However, these holdings are balanced with lower yielding but higher growth-oriented securities to achieve portfolio balance. All securities must provide current income. Given its bias towards income, the Equity Income Fund may be considered more conservative than growth-oriented equity funds such as the Group's Small Capitalization Fund and Mid Capitalization Fund.

                  Some of the securities in which the Limited Maturity Bond Fund invests may have warrants or options attached. Furthermore, certain debt securities including, but not limited to, mortgage-related securities, collateralized mortgage obligations ("CMOs") and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Limited Maturity Bond Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.

                  The Bond Fund and Limited Maturity Bond Fund may invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures will represent unsecured promises to pay, and in the case of notes and bonds may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance. An increase in interest rates will generally reduce the value of the investments in the Bond Fund and the Limited Maturity Bond Fund and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, the Investment Adviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions for the Bond Fund, the Investment Adviser will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity. In making investment decisions for the Limited Maturity Bond Fund, the Investment Adviser will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

                  Under normal market conditions, the Intermediate Government Obligations Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three to ten years. By seeking to maintain such dollar-weighted average portfolio maturity, the Intermediate Government Obligations Fund attempts to minimize the fluctuation in its share's net asset value relative to funds which invest in longer-term obligations. Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Intermediate Government Obligations Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used. The types of U.S. government obligations invested in by the Intermediate Government Obligations Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and government securities, as described below. The Fund may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, as more fully described below.


                  To the extent the National Tax Exempt Bond Fund's assets are concentrated in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state, or are concentrated in private activity bonds, the Municipal Bond Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so concentrated.

                  The Michigan Municipal Bond Fund is classified as a "non-diversified" investment company, which means that the amount of assets of the Michigan Municipal Bond Fund that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act"). Nevertheless, the Michigan Municipal Bond Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The Code requires that, at the end of each quarter of a fund's taxable year, (i) at least 50% of the market value of its total assets be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Michigan Municipal Bond Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Michigan Municipal Bond Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company. However, the Michigan Municipal Bond Fund attempts to diversify, to the extent the Investment Adviser deems appropriate, among issuers and geographic areas in the State of Michigan.

                  The types of U.S. government obligations, including mortgage-related securities, invested in by the U.S. Government Income Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds, Stripped Treasury Obligations and government securities, as described below.

                  The Prime Obligations Fund and, within certain limits, the U.S. Government Obligations Fund may invest in commercial paper and other short-term promissory notes issued by corporations (including variable amount master demand notes) rated at the time of purchase within the two highest rating categories assigned by at least two NRSROs or by the only NRSRO providing a rating or, if not rated, which the Investment Adviser deems to be of comparable quality. For a description of the rating categories of the NRSROs, see the Appendix to the Statement of Additional Information. The Prime Obligations Fund may also invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or counterpart of a U.S. corporation, Europaper, bankers' acceptances, certificates of deposit and time deposits, as described below.

                  The U.S. Government Obligations Fund, the Prime Obligations Fund and certain other Funds may invest in variable amount master demand notes which are unsecured demand notes that permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Investment Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

                  Each Money Market Fund invests exclusively in United States dollar-denominated instruments which the Board of Trustees of the Group and the Investment Adviser determine present minimal credit risks and which at the time of acquisition are (a) U.S. government securities, (b) money market fund shares, or (c) rated by at least two NRSROs or by obligations or, if unrated, which the Investment Adviser deems to be of comparable quality. In addition, each of the U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund diversifies its investments so that, except for United States government Securities and certain other exceptions, not more than 5% of its total assets is invested in the securities of any one issuer, not more than 5% of its total assets is invested in securities of all issuers rated by an NRSRO or NRSROs (in accordance with SEC regulations) at the time of investment in the second highest rating category for short-term debt obligations or deemed to be of comparable quality to securities rated in the second highest rating category for short-term-debt obligations (either referred to as "Second Tier Securities") and not more than the greater of 1% of total assets or $1 million is invested in the Second Tier Securities of one issuer.

                  Each of the Money Market Funds may acquire securities that are subject to demand features (generally, a feature permitting the holder of the security at specified intervals to sell the security at an exercise price equal to the approximate market cost plus accrued interest). The demand feature may be issued by the issuer of the underlying security or a dealer in the securities or by another third party. The Money Market Funds use these arrangements to provide liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable after a payment default on the underlying security may be treated as a form of credit enhancement.

                  Certain of the Money Market Funds' permitted investments may have received credit enhancement by a guaranty, letter of credit, or insurance. The Money Market Funds may evaluate the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the entity providing the credit enhancement, rather than the issuer. The bankruptcy, receivership, or default of an entity providing credit enhancement may adversely affect the quality and marketability of the underlying security.

                  Consistent with the requirements of Rule 2a-7 adopted under the 1940 Act, each of the Money Market Funds will limit its investment, with respect to 75% of its assets, to no more than 10% of its total assets in securities issued by or subject to demand features or guarantees of a single issuer. With respect to the remaining 25% of a Money Market Fund's assets, the Fund may invest in securities subject to demand features or guarantees from, or directly issued by, one or more institutions, provided they are rated in the highest rating category assigned by an NRSRO and are issued by a "Non-Controlled Person," as defined in the Rule. In addition, a demand feature or guarantee may be acquired by a Money Market Fund only if not more than 5% of the Fund's total assets are invested in demand features, guarantees or securities issued by the provider of the demand feature or guarantee that are rated in the second highest short-term rating category assigned by an NRSRO or NRSROs (in accordance with Rule 2a-7).

                  Each of the Money Market Funds intends to follow the operational policies described above, as well as other non-fundamental policies that will enable the Fund to comply with the laws and regulations applicable to money market mutual funds, particularly Rule 2a-7 under the 1940 Act. Each of the Money Market Funds shall determine the effective maturity of its investments, the applicable credit rating of securities, and adequate diversification by reference to Rule 2a-7. Each of the Money Market Funds may change its operational policies to reflect changes in the laws and regulations applicable to money market mutual funds without shareholder approval.

                  The Tax-Free Fund may acquire zero-coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity. Additionally, the Tax-Free Fund, within certain limitations and subject to the quality standards for tax-exempt commercial paper described below, may invest in commercial paper.

                  Each of the Funds, with the exception of the Money Market Funds and the Tax-Free Income Funds may utilize foreign currency transactions in its portfolio. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. See "ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS --FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS and -- FOREIGN CURRENCY FUTURES TRANSACTIONS." These forward currency contracts are traded directly between currency traders (usually large commercial banks). The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee or commission, they do realize a profit based on the difference (the "spread") the prices at which they are buying and selling various currencies.

                 ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

                  Like any investment program, an investment in a Fund entails certain risks. The Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase, reverse repurchase or dollar roll agreements with the Investment Adviser, BISYS, SEI or their affiliates, and will not give preference to the correspondents of their bank affiliates with respect to such transactions, securities, savings deposits, repurchase agreements, reverse repurchase agreements and dollar roll agreements.

                  Some of the investment techniques utilized by the Investment Adviser in the management of each of the Funds (with the exception of the Treasury Fund) involve complex securities sometimes referred to as "derivatives." Among such securities are put and call options, foreign currency transactions and futures contracts, all of which are described below. The Investment Adviser believes that such complex securities may, in some circumstances, play a valuable role in successfully implementing each Fund's investment strategy and achieving its goals. However, because complex securities and the strategies for which they are used, are by their nature complicated, they represent substantial opportunities for misunderstanding and misuse. To guard against these risks, the Investment Adviser will utilize complex securities primarily for hedging, not speculative purposes and only after careful review of the unique risk factors associated with each such security.

                  The following descriptions of portfolio instruments are intended to supplement and should be read in conjunction with the investment objectives, principal investment strategies and related risks of each Fund of the Group as set forth in the Prospectus for that Fund.


                  Bank Obligations. Each of the U.S. Government Obligations Fund, Prime Obligations Fund, Tax-Free Fund, Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Balanced Allocation Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund, U.S. Government Income Fund, National Tax Exempt Bond Fund and Michigan Municipal Bond Fund may invest in bank obligations consisting of bankers' acceptances, certificates of deposit, and time deposits.

                  Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

                  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations if (a) at the time of investment, the depository or institution has capital, surplus and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

                  Each of the Prime Obligations Fund, U.S. Government Obligations Fund, Tax-Free Fund, Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, International Discovery Fund, Balanced Allocation Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund and U.S. Government Income Fund may also invest in Eurodollar certificates of deposit ("Euro CDs'), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit ("Yankee CDs"), which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are basically the same as ETDs except they are issued by Canadian-offices of major Canadian banks.

                  Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

                  Subject to the limitations described in the Prospectus, the Prime Obligations Fund, the U.S. Government Obligations Fund, the Tax-Free Fund, the U.S. Government Income Fund and the Michigan Municipal Bond Fund will purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO"). The Tax-Free Fund may purchase commercial paper rated in the highest rating category assigned by an NRSRO. These Funds may also invest in commercial paper that is not rated but that is determined by National City Investment Management Company ("IMC" or the "Investment Adviser"), under guidelines established by the Group's Board of Trustees, to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Balanced

Allocation Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund and National Tax Exempt Bond Fund may invest in commercial paper rated in any rating category or not rated by an NRSRO. In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories. For a description of the rating symbols of each NRSRO, see the Appendix. The U.S. Government Obligations Fund, Prime Obligations Fund, Tax-Free Fund, Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, International Discovery Fund, Balanced Allocation Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund and U.S. Government Income Fund may also invest in CCP and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

                  Equity Securities. Include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and in the case of the International Discovery Fund, securities representing underlying international securities such as American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"), as described below.

                  Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Prime Obligations Fund, U.S. Government Obligations Fund, Tax-Free Fund, Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Balanced Allocation Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund, U.S. Government Income Fund, National Tax Exempt Bond Fund and Michigan Municipal Bond Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Investment Adviser will consider the earning power, cash flow, and other liquidity ratios of such notes and will continuously monitor the financial status and ability to make payment on demand. In determining weighted average maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

                  Foreign Securities. The International Discovery Fund invests primarily in the securities of foreign issuers. The Balanced Allocation Fund may invest up to 20% of its total assets in foreign securities. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund and Equity Income Fund may invest in foreign securities as permitted by their respective investment policies. Each of the Bond Fund and Limited Maturity Bond Fund may invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. The U.S. Government Income Fund, the U.S. Government Obligations Fund, the Prime Obligations Fund and the Tax-Free Fund may invest in foreign securities by purchasing: Eurodollar certificates of deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks outside the U.S.; Eurodollar time deposits ("ETD"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. or foreign bank; Canadian time deposits ("CDs"), which are essentially the same as ETDs, except that they are issued by Canadian offices of major Canadian banks; Yankee certificates of deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank but held in the U.S.; CCP, and Europaper.

                  Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by U.S. Government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the United States. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less stringent government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

                  In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income on foreign securities in such currencies, such Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after such Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

                  The introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries in the European Union ("EU"), such as the United Kingdom and Denmark, into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Funds.

                  U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuer's stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, standards which are more uniform and more exacting than those to which many foreign issuers may be subject. The ADR is sometimes referred to as a Global Depository Receipt, or GDR. In the United States, the GDR is, after issuance, not unlike any other ADR. The difference is found in the purpose of the issue. GDRs are used for global offerings, by the simultaneous issuance of a single security in multiple world markets. The International Discovery Fund and Balanced Allocation Fund may also invest in EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and assigned for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

                  Certain of the ADRs and EDRs, typically those categorized as unsponsored, require their holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

                  Subject to its applicable investment policies, each of the Growth Funds and Growth and Income Funds may invest in debt securities denominated in the European Currency

Unit ("ECU"), which is a "basket" unit of currency consisting of specified amounts of the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such adjustments may adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

                  Each of the Prime Obligations Fund, U.S. Government Obligations Fund, Tax-Free Fund, Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Equity Income Fund, Bond Fund, International Discovery Fund, Balanced Allocation Fund and Limited Maturity Bond Fund will acquire foreign securities only when the Investment Adviser believes that the risks associated with such investments are minimal.

                  Variable and Floating Rate Notes. The Prime Obligations Fund, U.S. Government Obligations Fund, Tax-Free Fund, Bond Fund, Limited Maturity Bond Fund, U.S. Government Income Fund, National Tax Exempt Bond Fund and Michigan Municipal Bond Fund may acquire variable and floating rate notes subject to each such Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Investment Adviser, under guidelines established by the Group's Board of Trustees, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Investment Adviser will consider the earning power, cash flow and liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result, or for other reasons, suffer a loss to the extent of the default. To the extent that the Fund is not entitled to receive the principal amount of a note within 7 days, such note will be treated as an illiquid security for purposes of the calculation of the limitation on the Fund's investment in illiquid securities as set forth in that Fund's investment restrictions. Variable or floating rate notes may be secured by bank letters of credit.

                  Variable or floating rate notes invested in by the Prime Obligations Fund, U.S. Government Obligations Fund and the Tax-Free Fund may have maturities of more than 397 days, as follows:

                           An instrument that is issued or guaranteed by the
United States government or any agency thereof which has a variable rate of interest adjusted no less frequently than every 397 days will be deemed by a Fund to have a maturity equal to the period remaining until the maturity date or the next readjustment of the interest rate, whichever is less. A floating rate instrument issued or guaranteed by the U.S. government or an agency thereof or a floating rate instrument the principal amount of which must conditionally be paid in 397 days or less is deemed to mature in one day.

                           A variable rate note, the principal amount of which
is scheduled to be paid in 397 days or less, will be deemed by a Fund to have a maturity equal to the period remaining until the maturity date or the next readjustment of the interest rate, whichever is less.

                           A variable rate note the principal amount of which is
scheduled to be paid in more than 397 days that is subject to a demand feature will be deemed by a Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

                  A floating rate note the principal amount of which is scheduled to be paid in more than 397 days that is subject to a demand feature will be deemed by Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

                  As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the approximate amortized cost plus accrued interest at any time on no more than 30 days' notice or at specified intervals not exceeding 397 days.

                  Money Market Mutual Funds. Each of the Non-Money Market Funds may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund, provided that no more than 10% of a Non-Money Market Fund's total assets may be invested in the securities of money market mutual funds in the aggregate. Each Non-Money Market Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of money market mutual funds.

                  Municipal Securities. The Tax-Free Fund and National Tax Exempt Bond Fund, the assets of such Funds will be primarily invested in bonds and notes issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which is both exempt from federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax ("Municipal Securities"). With respect to the Tax-Free Fund, Municipal Securities are expected to have remaining maturities of 397 days or less. Under normal market conditions, at least 80% of the total assets of each such Fund will be invested in Municipal Securities. The U.S. Government Obligations Fund may invest up to 35% of the value of its total assets in Municipal Securities. In addition, the Bond Fund, Limited Maturity Bond Fund and Prime Obligations Fund may invest in Municipal Securities but shall limit such investment to the extent necessary to preclude them from paying "exempt-interest dividends" as that term is defined in the Internal Revenue Code of 1986, as amended (the "Code").

                  Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Securities if the interest paid thereon is exempt from both federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax. The Michigan Municipal Bond Fund may invest up to 100% of its total assets in private activity bonds which may be treated as a specific tax preference item under the federal alternative minimum tax.

                  Among other types of Municipal Securities, the Tax-Free Fund and National Tax Exempt Bond Fund may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, tax-exempt commercial paper, construction loan notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, these Funds may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

                  Project notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its project notes, the notes are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the project notes.

                  The assets of the Michigan Municipal Bond Fund will be invested in obligations consisting of bonds, notes, commercial paper, and certificates of indebtedness, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is exempt from federal income tax and Michigan state income taxes (but may be treated as a preference item for purposes of the federal alternative minimum tax) and in debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income taxes ("Michigan Municipal Securities"). Under normal market conditions, at least 80% of the net assets of the Michigan Municipal Bond Fund will be invested in Michigan Municipal Securities, and at least 65% of the net assets of the Michigan Municipal Bond Fund will be invested in Michigan Municipal Securities issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities.

                  Michigan Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Michigan Municipal Securities if the interest paid thereon is exempt from both federal and Michigan state income taxes although such interest may be treated as a preference item for purposes of the federal alternative minimum tax.

                  Other types of Michigan Municipal Securities which the Michigan Municipal Bond Fund may purchase are short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

                  The two principal classifications of Municipal Securities and Michigan Municipal Securities (collectively, "Exempt Securities") consist of "general obligation" and "revenue" issues. The Tax-Free Fund, National Tax Exempt Bond Fund and Michigan Municipal Bond Fund (collectively the "Exempt Funds" and singly, an "Exempt Fund') may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Exempt Securities, both within a particular classification and between classifications, and the yields on Exempt Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of an NRSRO represent their opinions as to the quality of Exempt Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Exempt Securities with the same maturity, interest rate and rating may have different yields, while Exempt Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of Exempt Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The Investment Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

                  An issuer's obligations under Exempt Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of Exempt Securities may be materially adversely affected by litigation or other conditions.

                  Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Investment Adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

                  Interest income from certain municipal securities may be subject to federal alternative minimum tax. The Tax-Free Income Funds will not treat these bonds as Municipal Securities or Michigan Municipal Securities for purposes of measuring compliance with the 80% tests described above. To the extent that the Tax-Free Income Funds invest in these bonds, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Tax-Free Income Funds' distributions derived from these bonds. Investment of the Tax-Free Income Funds may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by the Investment Adviser to be warranted due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Tax-Free Income Funds' quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements. These obligations are described further in the Statement of Additional Information. Under such circumstances and during the period of such investment, the affected Tax-Free Income Fund may not achieve its stated investment objectives.

                  Special Investment Considerations Relating To Investing In The Michigan Municipal Bond Fund. The following information is drawn from various Michigan governmental publications, particularly the Governor's Executive Budget for Fiscal year 1999-2000, and from official statements relating to securities offerings of the State and its political subdivisions. While the Trust has not independently verified such information, it has no reason to believe that it is not correct in all material respects.

                  The State of Michigan's economy is principally dependent on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture, and historically has been highly cyclical.

                  Total State wage and salary employment is estimated to have grown by 1.9% in 1998. The rate of unemployment is estimated to have been 3.8% in 1998, below the national average for the fifth consecutive year. Personal income grew at an estimated 5.1% annual rate in 1998, up from the 4.6% growth reported for 1997.

                  During the past five years, improvements in the Michigan economy have resulted in increased revenue collections which, together with restraints on the expenditure side of the budget, have resulted in State General Fund budget surpluses, most of which were transferred to the State's Counter-Cyclical Budget and Economic Stabilization Fund. The balance of that Fund as of September 30, 1998 is estimated to have been in excess of $1.1 billion.

                  The Michigan Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or the average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar 1977 State personal income (which was 9.49%).

                  The Michigan Constitution also provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that portion to be 41.6%. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the following fiscal year; which means the year following the determinations of the shortfall, according to an opinion issued by the State's Attorney General. Spending for local units met this requirement for fiscal years 1986-87 through 1991-92. As the result of litigation, the State agreed to reclassify certain expenditures, beginning with fiscal year 1992-93, and has recalculated the required percentage of spending paid to local government units to be 48.97%.

                  The State has issued and has outstanding general obligation full faith and credit bonds for Water Resources, Environmental Protection Program, Recreation Program and School Loan purposes. As of September 30, 1998, the State had approximately $874 million of general obligation bonds outstanding.

                  The State may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligations bonds issued by local school districts.

                  The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. As of early 1999, these lawsuits involved programs generally in the areas of corrections, tax collection, commerce, and proceedings involving budgetary reductions to school districts and governmental units, and court funding. Notable among these legal proceedings are lawsuits brought by a number of school districts challenging the constitutionality of certain state-mandated special education services without corresponding State Funding.

                  The State Constitution limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

                  On March 15, 1994, Michigan voters approved a property tax and school finance reform measure commonly known as Proposal A. Under Proposal A, as approved, effective May 1, 1994, the State sales and use tax increased from 4% to 6%, the State income tax decreased from 4.6% to 4.4%, the cigarette tax increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price began to be imposed on certain other tobacco products. A .75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a state property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on nonhomestead property and nonqualified agricultural property. Proposal A contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

                  Proposal A and its implementing legislation shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

                  A state economy during a recessionary cycle would also, as a separate matter, adversely affect the capacity of users of facilities constructed or acquired through the proceeds of private activity bonds or other "revenue" securities to make periodic payments for the use of those facilities.

                  Government Obligations. The U.S. Government Obligations Fund will invest primarily in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Subject to the investment parameters described above, each of the remaining Funds may also invest in such obligations. The Treasury Fund, however, will invest exclusively in obligations issued or guaranteed by the U.S. Treasury and in repurchase agreements backed by such securities. Each of the Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" U.S. Treasury obligations ("Stripped Treasury Obligations") such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Stripped Treasury obligations in which the Money Market Funds may invest do not include certificates of accrual on Treasury securities ("CATS") or Treasury income growth receipts ("TIGRs").

                  Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities, such as FNMA, SLMA or FHLMC, since it is not obligated to do so by law. The Funds which may invest in these government obligations will invest in the obligations of such agencies or instrumentalities only when the Investment Adviser believes that the credit risk with respect thereto is minimal.

                  Guaranteed Investment Contracts ("GIC"). The Bond Fund, the Limited Maturity Bond Fund and the Prime Obligations Fund may invest in GICs. When investing in GICs, the Bond Fund, the Limited Maturity Bond Fund and the Prime Obligations Fund make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Bond Fund and the Limited Maturity Bond Fund may invest in GICs of insurance companies without regard to the ratings, if any, assigned to such insurance companies' outstanding debt securities. The Prime Obligations Fund may only invest in GICs that have received the requisite ratings by one or more NRSROs. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment. For each of the Bond Fund and Limited Maturity Bond Fund, no more than 15% of its total assets will be invested in instruments which are considered to be illiquid. For the Prime Obligations Fund, no more than 10% of its total assets may be invested in instruments which are considered to be illiquid. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

                  Taxable obligations. under normal market conditions, each of the Exempt Funds may invest up to 20% of its total assets in Taxable Obligations. Taxable Obligations may include: (1) obligations of the United States Treasury; (2) obligations of agencies and instrumentalities of the United States government; (3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (4) taxable instruments subject to repurchase agreements (agreements under which the seller agrees at the time of sale to repurchase the securities it is selling at an agreed time and price). Certificates of deposit will be those of domestic branches of U.S. banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation and which have total assets at the time of purchase in excess of $100,000,000, or of savings and loan associations which are members of the Federal Deposit Insurance Corporation and which have total assets at the time of purchase in excess of $100,000,000. Bankers' acceptances will be guaranteed by U.S. commercial banks having total assets at the time of purchase in excess of $100,000,000. Obligations of the U.S. Treasury and U.S. government agencies and instrumentalities, bankers' acceptances, and certificates of deposit are described in this Statement of Additional Information.

                  Put and Call options. Each of the Growth Funds, the Growth and Income Funds, the Income Funds and the Tax-Free Income Funds may purchase put and call options on securities and on foreign currencies, subject to its applicable investment policies, for the purposes of hedging against market risks related to its portfolio securities and adverse movements in exchange rates between currencies, respectively. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. Each Fund may so engage in writing call options from time to time as the Investment Adviser be with respect to the Balanced Allocation Fund or International Fund, deems appropriate. The Funds will write only covered call options (options on securities or currencies owned by the particular Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has rewritten). When a portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security or currency. If such Fund is unable to affect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the optionholder, the Fund will forego the potential benefit represented by market appreciation over the exercise price. under normal conditions, it is not expected that a Fund will cause the underlying value of portfolio securities and currencies subject to such options to exceed 50% of its net assets, and with respect to each of the Balanced Allocation Fund and International Discovery Fund, 20% of its net assets.

                  Each of the Growth Funds, the Growth and Income Funds and the U.S. Government Income Fund, as part of its options transactions, also may purchase index put and call options and write index options. As with options on individual securities, a Fund will write only covered index call options. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

                  Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by improvements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

                  In addition, each of the Tax-Free Fund and the Tax-Free Income Funds may acquire "puts" with respect to Municipal Securities (or Michigan Municipal Securities, as the case may be), held in its portfolio. Under a put, such Fund would have the right to sell a specified Municipal Security (or Michigan Municipal Security, as the case may be) within a specified period of time at a specified price. A put would be sold, transferred, or assigned only with the underlying security. Each of the Tax-Free Fund and the Tax-Free Income Funds will acquire puts solely either to facilitate portfolio liquidity, shorten the maturity of the underlying securities, or permit the investment of its funds at a more favorable rate of return. Each of the Tax-Free Fund and the Tax-Free Income Funds expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, such Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

                  The amount payable to an Exempt Fund upon its exercise of a put is normally: (i) the Exempt Fund's acquisition cost of the Exempt Securities (excluding any accrued interest which the Exempt Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Exempt Fund owned the securities, plus (ii) all interest accrued on the Exempt Securities since the last interest payment date during that period.

                  The Exempt Funds intend to enter into puts only with dealers, banks, and broker-dealers which, in the Investment Adviser's opinion, present minimal credit risks.

                  When-Issued and Delayed-Delivery Securities. Each Fund may purchase securities on a "when-issued" or "delayed-delivery" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The Funds will engage in when-issued and delayed- delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase securities on a "when-issued" or "delayed-delivery" basis, the Fund's Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of the Investment Adviser, as the case may be, to manage it might be affected in the event its commitments to purchase "when-issued" or "delayed-delivery" securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, a Fund's commitments to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its assets.

                  If the Fund sells a "when-issued" or "delayed-delivery" security before a delivery, any gain would not be tax-exempt. When the Fund engages in "when-issued" or "delayed-delivery" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds will engage in "when-issued" or "delayed-delivery" transactions only for the purpose of acquiring securities consistent with the Funds' investment objectives and policies and not for investment leverage, although such transactions represent a form of leveraging.

                  Mortgage-Related Securities. The U.S. Government Income Fund normally invests at least 80% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. However, the U.S. Government Income Fund may invest greater amounts as conditions warrant. Each of the remaining Funds, except the International Discovery Fund, may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Such agencies or instrumentalities include GNMA, FNMA and FHLMC. Each of the Balanced Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, U.S. Government Income Fund, Prime Obligations Fund and U.S. Government Obligations Fund may also invest in mortgage-related securities issued by non-governmental entities which are rated, at the time of purchase, within the three highest bond rating categories assigned by an NRSRO or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality.

                  The mortgage-related securities in which these Funds may invest have mortgage obligations backing such securities, consisting of conventional thirty-year fixed-rate mortgage obligations, graduated payment mortgage obligations, fifteen-year mortgage obligations and adjusted-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates.

                  Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the litigation is repaid. The opposite is true for pass-throughs purchased at a discount. The Funds may purchase mortgage-related securities at a premium or at a discount.

                  If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received with respect to mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

                  The principal governmental (i.e., backed by the full faith and credit of the United States government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

                  Government-related (i.e., not backed by the full faith and credit of the United States government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States government. FHLMC is a corporate instrumentality of the United States government whose stock is owned by the twelve Federal Home Loan Banks. Participation certificates issued by FHLMC are guaranteed as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States government.

                  There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related Securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and urban Development. GNMA certificates are also supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA.

Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress and owned entirely by the Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

                  The U.S. Government Income Fund also may invest up to 20% of its total assets in mortgage-related securities issued by non-governmental entities and in other securities described below. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers will be considered in determining whether a mortgage-related security meets a Fund's Investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The U.S. Government Income Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Investment Adviser determines that the securities meet the U.S. Government Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The U.S. Government Income Fund will not purchase mortgage-related securities or any other assets which in the Investment Adviser's opinion are illiquid if, as a result, more than 15% of the value of the U.S. Government Income Fund's total assets will be illiquid.

                  Mortgage-related securities in which the above-named Funds may invest may also include CMOs. CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity.

The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

                  CMOs are issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the mortgage assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

                  The principal of and interest on the mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

                  Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

                  The U.S. Government Income Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser will, consistent with the U.S. Government Income Fund's investment objective, policies and quality standards, consider making investments in such new types of securities.

                  Medium-Grade Securities. The Balanced Allocation Fund, Bond Fund, Limited Maturity Bond Fund, National Tax Exempt Bond Fund and Michigan Municipal Bond Fund may each invest in securities which are rated within the four highest rating categories assigned by an NRSRO (including, for example, securities rated BBB by S&P or Baa by Moody's, respectively) or, if not rated, are of comparable quality as determined by the Investment Adviser. ("Medium-Grade Securities"). These types of fixed-income securities are considered by the NRSROs to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities.

                  Should subsequent events cause the rating of a fixed-income security purchased by any of the Funds listed above to fall below the fourth highest rating, the Investment Adviser will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

                  As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of an issuer to make payments of principal and interest. Medium-Grade Securities are considered by Moody's to have speculative characteristics.

                  Medium-Grade Securities are generally subject to greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of Medium-Grade Securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of Medium-Grade Securities may be diminished by adverse publicity and investor perceptions.

                  Because certain Medium-Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of a Fund to sell such securities at their fair market value either to meet redemption requests or to respond to changes in the financial markets may be limited.

                  Particular types of Medium-Grade Securities may present special concerns. The prices of payment-in-kind or zero-coupon securities may react more strongly to changes in interest rates than the prices of other Medium-Grade Securities. Some Medium-Grade Securities in which a Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that a Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

                  The credit ratings issued by Moody's and S&P are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Investment Adviser conducts its own independent credit analysis of Medium-Grade Securities.

                  Restricted Securities. Securities in which each of the Funds, with the exception of the Treasury Fund, may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section

4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Pursuant to procedures adopted by the Board of Trustees of the Group, the Investment Adviser may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.

                  Subject to the limitations described above, the Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. For each of the Non-Money Market Funds, a Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities. For each of the Money Market Funds, a Fund may not invest in additional illiquid securities if, as a result, more than 10% of the market value of its net assets would be invested in illiquid securities. The Group's Board of Trustees has delegated to the Investment Adviser the day-to-day authority to determine whether a particular issue of Section 4(2) Securities that are eligible for resale under Rule 144A under the 1933 Act should be treated as liquid. Rule 144A provides a safe-harbor exemption from the registration requirements of the 1933 Act for resales to "qualified institutional buyers" as defined in the Rule. With the exception of registered broker-dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.

                  The Investment Adviser may deem Section 4(2) Securities liquid if it believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security. In making such determination, the Investment Adviser generally considers any and all factors that it deems relevant, which may include: (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of market-place trades.

                  Treatment of Section 4(2) Securities as liquid could have the effect of decreasing the level of a Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

                  Repurchase Agreements. Securities held by each of the Group's Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which the Investment Adviser deems creditworthy under the guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued resale premium). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although management of the Group believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements, and under federal laws, a court of competent jurisdiction would rule in favor of the Group if presented with the question. Securities subject to repurchase agreements will be held by the Group's Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.


                  Reverse Repurchase Agreements and Dollar Roll Agreements. Each of the Funds except the Treasury Fund may borrow money by entering into reverse repurchase agreements and, in the case of the Income Funds and the Tax-Free Income Funds, dollar roll agreements in accordance with the investment restrictions described below. Pursuant to reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed upon date and price. Dollar roll agreements utilized by the Income Funds and Tax-Free Income Funds are identical to reverse repurchase agreements except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid high-grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction.


                  Futures Contracts. The Growth Funds, the Growth and Income Funds, the Income Funds and the National Tax Exempt Bond Fund may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. A Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

                  The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercising the option at any time during the option period.

                  Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

                  Futures transactions involve brokerage costs and require a Fund to segregate liquid assets, such as cash, U.S. government securities or other liquid high-grade debt obligations, to cover its performance under such contracts. A Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with its portfolio securities and foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.


                  Foreign Currency Transactions. Each of the Funds, with the exception of the Money Market Funds and the Tax-Free Income Funds, may utilize foreign currency transactions in its portfolio. The value of the assets of a Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contracts") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.

                  For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency. Alternatively, when a Fund believes it will increase, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

                  The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain. It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver when a decision is made to buy the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Fund is obligated to deliver.

                  If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. If forward prices decline during the period between which a Fund enters into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, such Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result if the value of such currency increases. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

                  No Fund intends to enter into forward currency contracts if more than 15% of the value of its total assets would be committed to such contracts on a regular or continuous basis. A Fund also will not enter into forward currency contracts or maintain a net exposure on such contracts where such Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

                  Foreign Currency Options. Each of the Funds, except the Money Market Funds and the Tax-Free Income Funds, may invest in foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

                  A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, such Fund would not have to exercise its call, but could acquire in the spot market the amount of foreign currency needed for settlement.

                  Foreign Currency Futures Transactions. Each of the Funds, except the Money Market Funds and the Tax-Free Income Funds, may invest in foreign currency futures transactions. As part of its financial futures transactions, the Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

                  Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

                  Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission (the "SEC") Release No. IC-10666, when purchasing a futures contract or writing a put option or entering into a forward foreign currency exchange purchase, a Fund will maintain in a segregated account cash or liquid high-grade debt securities equal to the value of such contracts.

                  To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being classified as a "commodity pool operator," a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by such Fund plus premiums paid by it for open options on futures would exceed 5% of such Fund's total assets. Such Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which such Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 25% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

                  Lending of Portfolio Securities. In order to generate additional income, each of the Funds may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily by the Custodian and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination on by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recover of its portfolio securities and the risk of loss of rights in the collateral. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Investment Adviser has determined are creditworthy under guidelines established by the Group's Board of Trustees.

                  Private Activity Bonds. The Tax-Free Income Funds and the Tax-Free Fund may invest in private activity bonds. It should be noted that the Tax Reform Act of 1986 substantially revised provisions of prior federal law affecting the issuance and use of proceeds of certain tax-exempt obligations. A new definition of private activity bonds applies to many types of bonds, including those which were industrial development bonds under prior law. Any reference herein to private activity bonds includes industrial development bonds. Interest on private activity bonds is tax-exempt (and such bonds will be considered Municipal Securities for purposes of this Statement of Additional Information) only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. If a Fund invests in private activity bonds which fall outside these categories, shareholders may become subject to the federal alternative minimum tax on that part of the Fund's distributions derived from interest on such bonds. The Tax Reform Act generally did not change the federal tax treatment of bonds issued to finance government operations. For further information relating to the types of private activity bonds which will be included in income subject to the federal alternative minimum tax, see "ADDITIONAL INFORMATION -- Additional Tax Information Concerning the Tax-Free Fund, the National Tax Exempt Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

                  Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Fund (as defined in this Statement of Additional Information).

THE FOLLOWING INVESTMENT RESTRICTIONS APPLY TO ALL FUNDS EXCEPT THE U.S. GOVERNMENT OBLIGATIONS FUND AND THE TREASURY FUND:

                  No Non-Money Market Fund, with the exception of the Michigan Municipal Bond Fund, may:

Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

                                            No Fund may:

                  1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

                           (a)      there is no limitation with respect to
obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments, or in the case of the Prime Obligations or Tax-Free Funds, domestic bank obligations and repurchase agreements secured by such obligations;

                           (b)      wholly-owned finance companies will be
considered to be in the industries of the their parents if their activities are primarily related to financing the activities of the parents;

                           (c)      utilities will be divided according to
their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

                           (d)      personal credit and business credit
businesses will be considered separate industries.

                  2. make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

                  3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

The following investment restrictions apply to the U.S. Government Obligations Fund and the Treasury Fund:

                  Neither of the Funds may:

                  Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of such Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

                  Irrespective of the investment restriction above, and pursuant to Rule 2a-7 under the 1940 Act, the U.S. Government Obligations Fund and the Treasury Fund each will, with respect to 100% of its total assets, limit its investment in the securities of any one issuer in the manner provided by such Rule.

                  For purposes of the investment limitations above, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security and, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user.

                  Neither of the Funds will:

                  1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that:

                           (a)      there is no limitation with respect to
obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities;

                           (b)      wholly-owned finance companies will be
considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents;

                           (c) and utilities will be divided according to their
services. For example, gas,
gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

                  2. Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that each Fund may borrow from banks for temporary or emergency purposes and then only in amounts up to 10% of its total assets at the time of borrowing (and provided that such bank borrowings, reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements), or mortgage, pledge or hypothecate any assets except in connection with a bank borrowing, in amounts not to exceed 30% of the Fund's net assets at the time of borrowing;

                           (a)      enter into reverse repurchase agreements,
dollar roll agreements and other permitted borrowings in amounts exceeding in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by such reverse repurchase and dollar roll agreements; and

                           (b) issue senior securities except as permitted by
the 1940 Act or any rule, order or interpretation thereunder.

                  3. Make loans, except that a Fund may Purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

                  For purposes of investment limitation number 1 above only, such limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities, and industrial development bonds or private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

                  For purposes of the above investment limitations, the Funds treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry. In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.

                  Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

ADDITIONAL INVESTMENT LIMITATIONS

                  Each Fund's investment objective may be changed without a vote of the holders of a majority of the Fund's outstanding shares, with the exception of the U.S. Government obligations and Treasury Funds. The investment objectives of the U.S. Government Obligations and Treasury Funds are fundamental and may not be changed without a vote of the holders of a majority of outstanding shares of that Fund. In addition to the investment restrictions disclosed above, the Funds are subject to the following investment limitations which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares" in this Statement of Additional Information).

                  The following investment restrictions apply to all Funds except the U.S. Government Obligations Fund and the Treasury Fund:

                  No Fund may:

                  1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

                  2. Invest in commodities, except that as is consistent with its investment objective and policies a Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "commodities" includes commodity contracts.

                           (a)      Act as an underwriter of securities within
the meaning of the Securities Act of 1933, except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

                  In addition, the Funds are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders.

                  No Fund may:

                  1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act.

                  2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except, as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, future contracts and options on futures contracts and in similar investments.

         3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, and (b) it may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         4. Purchase securities of companies for the purpose of exercising control.

         5. Invest more than 15% (10% in the case of a Money Market Fund) of its net assets in illiquid securities.

         The following investment restriction applies to the U.S. Government Obligations Fund and the Treasury Fund:

         No Fund may:

         Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities.

         None of the Funds will:

         1. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

         2. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund;

         3. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction);

         4. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents, and (c) utilities will provide according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

                  5. Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that each Fund may borrow from banks for temporary or emergency purposes and then only in amounts up to 30% of its total assets at the time of borrowing (and provided that such bank borrowings and reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund's total assets (10% in the case of the Money Market Funds) less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements), or mortgages, pledge or hypothecate any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund's net assets at the time of borrowing;

                  6. Enter into reverse repurchase agreements, dollar roll agreements and other permitted borrowings in amounts exceeding in the aggregate one-third of the Fund's total assets (10% in the case of the Money Market Funds) less liabilities other than the obligations represented by such reverse repurchase and dollar roll agreements;

                  7. Issue senior securities except as permitted by 1940 Act or any rule, order or interpretation thereunder;

                  8. Make loans, except that a Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements; or

                  9. Write any call options on securities unless the securities are held by the Fund or unless the Fund is entitled to such securities in deliverable form in exchange for cash in an amount which has been segregated for payment or without further payment. In no event will a Fund write call options in excess of 5% of its total assets.

                  For purposes of investment limitation number 4 above only, such limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities, and industrial development bonds or private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

                  The following additional investment restrictions may be changed without the vote of a majority of the outstanding shares of a Fund. No Fund may:

                  1. Engage in any short sales;

                  2. Invest more than 10% of the Fund's total assets in the securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation;

                  3. Purchase securities of other investment companies, except
(a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act or pursuant to any exemptions therefrom;

                  4. Purchase or retain securities of any issuer if the officers or Trustees of the Group and the officers or directors of its Investment Adviser and of its Administrator, who each owns beneficially more than one-half of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;

                  5. Purchase participations or direct interests in oil, gas or other mineral exploration or development programs (although investments by the Fund in marketable securities of companies engaged in such activities are not prohibited by this restriction); or

                  6. Purchase or otherwise acquire any securities if, as a result, more than 15% (10% in the case of the Money Market Funds) of the Fund's net assets would be invested in securities that are illiquid.

PORTFOLIO  TURNOVER

                  The portfolio turnover rate for each of the Group's Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

                  Because each Money Market Fund intends to invest entirely in securities with maturities of less than one year and because the SEC requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover rate with respect to each of the Money Market Funds is expected to be zero for regulatory purposes. The Balanced Allocation Fund does not expect that its turnover rate with respect to that portion of its portfolio invested in (i) common stocks and securities convertible into common stocks and
(ii) other investments will exceed 200%.

                  The portfolio turnover rates for the Funds of the Group may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and, in the case of the National Tax Exempt Bond Fund and the Michigan Municipal Bond Fund, by requirements which enable those Funds to receive certain favorable tax treatments. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions, and may result in additional tax consequences to a Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

                  For the Group's Income Funds, changes in portfolio turnover rates occurred in connection with changes in opportunities perceived by the Investment Adviser to be profitable to the Funds and their shareholders.

PARKSTONE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND


During the fiscal year ended May 31, 1999, portfolio turnover was 53.07% as compared to 774.28% for the previous fiscal year. The style of investment management employed by the investment advisor sought to enhance shareholders' total return through the active trading of portfolio holdings. The adviser's style involves the monitoring of market values of securities held by the fund relative to securities available in the marketplace. When the adviser believes the relationships to be out of line with historically normal relationships, the securities held would be traded for those in the marketplace. The adviser believes that these "swaps" produce profits which benefit shareholders.



The adviser believes that opportunities for profits from the above described activity are related to market conditions such as volatility. As market volatility varies from period to period, so too may the opportunities to profit from those market conditions. The management team determined that it was appropriate to trade less actively in the volatile market environment present during the fiscal year ended May 31, 1999, and therefore turnover was less than during the previous period.





PARKSTONE U.S. GOVERNMENT INCOME FUND



During the fiscal year ended May 31, 1999, portfolio turnover was 52.60% as compared to 278.94% for the previous fiscal year. The style of investment management employed by the investment adviser sought to enhance shareholders' total return through the active trading of portfolio holdings. The adviser's style involves the monitoring of market values of securities held by the fund relative to securities available in the marketplace. When the adviser believes the relationships to be out of line with historically normal relationships, the securities held would be traded for those in the marketplace. The adviser believes that these "swaps" produce profits which benefit shareholders.



The adviser believes that opportunities for profits from the above described activity are related to market conditions such as volatility. As market volatility varies from period to period, so too may the opportunities to profit from those market conditions. The management team determined that it was appropriate to trade less actively in the volatile market environment present during the fiscal year ended May 31, 1999, and therefore turnover was less than during the previous period.

PARKSTONE NATIONAL TAX EXEMPT BOND FUND

                  During the fiscal year ended May 31, 1999, portfolio turnover was 6.67% as compared to 85.56% for the previous fiscal year. During fiscal year ended May 31, 1999, the Fund experienced increased shareholder redemptions and a net withdrawal of assets. As a result, the Fund engaged in fewer investment purchase transactions, producing lower portfolio turnover figures than the previous fiscal period.

PARKSTONE MID CAPITALIZATION FUND

                  During the fiscal year ended May 31, 1999, portfolio turnover was 100.19% as compared to 38.41% for the previous fiscal year. The adviser attributes increased portfolio turnover in fiscal year ended May 31, 1999 to a portfolio restructuring beginning in early 1998 which continued into the following fiscal year.

                  The adviser believes that opportunities for profits are related to market conditions such as volatility. As market volatility varies from period to period, so too may the opportunities to profit from those market conditions. In the adviser's estimation, the fiscal year ended May 31, 1999 presented more opportunity for such profitable trades than did the previous fiscal period and therefore trade activity was less than during the previous period.

                  An additional factor which reduced turnover is the result of the change in fiscal year. The fiscal period ended May 31, 1998 covers eleven months as compared to twelve for the following fiscal year.

PARKSTONE EQUITY INCOME FUND

                  During the fiscal year ended May 31, 1999, portfolio turnover was 51.09% as compared to 18.62% for the previous fiscal year. The adviser attributes increased portfolio turnover in fiscal year ended May 31, 1999 to a portfolio restructuring beginning in early 1998 which continued into the following fiscal year.

                  The adviser believes that opportunities for profits are related to market conditions such as volatility. As market volatility varies form period to period, so too may the opportunities to profit from those market conditions. In the adviser's estimation, the fiscal year ended May 31, 1998 presented less opportunity for such profitable trades than did the previous fiscal year and therefore trade activity was less than during the previous period.

                  An additional factor which increased turnover is the result of the change in the fiscal year. The fiscal period ended May 31, 1998 covers eleven months as compared to twelve for the following fiscal year.



                                NET ASSET VALUE

                  As indicated in the Prospectuses, the net asset value of each Fund is determined and the shares of each Fund are priced as of the Valuation Times defined in the Prospectuses on each Business Day of the Group. A business day for the Funds is generally a day that the New York Stock Exchange is open for business. The Funds will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (Money Market Funds only), Veterans Day (Money Market Funds only), Thanksgiving and Christmas Day.

                  The offering prices for Investor A Shares of the Non-Money Market Funds as of May 31, 1999 were calculated as illustrated in this example using the Small Capitalization Fund:


                  Net Assets                                     $ 57,813,023.36
                                                                   =============
                  Outstanding Shares                               3,127,013.544
                                                                   =============
                  Net Asset Value Per Share                             $18.49
                                                                        ======
                  Sales Charge, 4.50% of the offering price
                     (4.71 of NAV) per share                             $0.87
                                                                         =====

                  Offering Price                                        $19.36
                                                                        =====


                  The offering prices for Investor B Shares of the Funds as of May 31, 1999 were calculated as illustrated in this example using the Small Capitalization Fund:


                  Net Assets                                      $18,735,578.45
                                                                  ==============
                  Outstanding Shares                               1,053,724.266
                                                                   =============
                  Net Asset Value Per Share                               $17.78
                                                                          ======
                  Sales Charge                                                $0
                                                                              ==

                  Offering Price                                          $17.78
                                                                          ======


                  The offering prices for Institutional Shares of the Non-Money market Funds as of May 31, 1999 were calculated as illustrated in this example using the Small Capitalization Fund:


                  Net Assets                                     $226,139,332.69
                                                                 ===============
                  Outstanding Shares                              11,972,740.594
                                                                  ==============
                  Net Asset Value Per Share                               $18.89
                                                                          ======
                  Sales Charge                                                $0
                                                                              ==

                  Offering Price                                          $18.89
                                                                          ======

The net asset value per share will fluctuate as the value of the investment portfolio of a Fund changes. However, the assets in each Money Market Fund are valued based upon the amortized cost method.

VALUATION OF THE MONEY MARKET FUNDS

                  The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The value of securities in the Money Market Funds can be expected to vary inversely with changes in prevailing interest rates.

                  Pursuant to Rule 2a-7, the Money Market Funds will maintain a dollar-weighted average maturity appropriate to each Fund's objective of maintaining a stable net asset value per share, provided that no Fund will purchase any security with a remaining maturity (calculated under the Rule) of more than 397 days (thirteen months) (securities subject to repurchase agreements may bear longer maturities) nor will it maintain a dollar-weighted average maturity which exceeds 90 days. The Group's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of each of these Funds, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 0.5%, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations. As permitted by Rule 2a-7 and the procedures adopted by the Board, certain of the Board's responsibilities under the Rule may be delegated to the Investment Adviser.

                  Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates.

VALUATION OF THE NON-MONEY MARKET FUNDS

                  Portfolio securities, the principal market for which is a securities exchange, will be valued at the closing sales price on that exchange on the day of computation. With respect to the Fixed Income Funds, Tax-Free Income Fund and the fixed income securities of the Balanced Allocation Fund, if there have been no sales during such day, portfolio securities will be valued at the mean between the most recent quoted bid and asked prices. Portfolio securities, the principal market for which is not a securities exchange, will be valued at the mean between the most recent quoted bid and asked prices in such principal market. With respect to the Growth Funds, Equity Income Fund, and the equity securities of the Balanced Allocation Fund, if there have been no sales during such day, portfolio securities will be valued at the latest bid quotation. In either case, if no such price is available, then such securities will be valued in good faith at their respective fair market values using methods determined by or under the supervision of the Board of Trustees of the Group. Portfolio securities with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value.

                  All other assets and securities including securities for which market quotations are not readily available will be valued at their fair market value as determined in good faith under the general supervision of the Board of Trustees of the Group.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  Each of the classes of shares of the Group's Funds is sold on a continuous basis by the Group's distributor, SEI Investments Distribution Co. ("SEI" or the "Distributor"), and SEI has agreed to use appropriate efforts to solicit all purchase orders. The Group's Funds offer two or more of the following classes of shares: Investor A Shares, Investor B Shares and Institutional Shares. In addition to purchasing shares directly from SEI, Institutional Shares may be purchased at net asset value through procedures established by SEI in connection with the requirements of financial institutions, including the Trust Department of National City Bank, an affiliate of the Funds' Investment Adviser, other affiliated entities acting on behalf of customers for investment of funds that are held by such Trust Department in a fiduciary, agency, custodial or similar capacity, although currently Institutional Shares are only being offered to the trust departments of National City Bank and its affiliates.

                  As stated in the relevant Prospectuses , the public offering price of Investor A Shares of the Money Market Funds is their net asset value per share which they will seek to maintain at $1.00. The public offering price of Investor A Shares of each of the other Funds is its net asset value per share next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of such Investor A Shares of a Fund is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase. The offering price is rounded to two decimal places each time a computation is made.

                  The public offering price of Investor B Shares of each Fund is its net asset value per share. Investor B Shares redeemed prior to five years from the date of purchase may be subject to a contingent deferred sales charge of 2.00% to 5.00%. Investor B Shares purchased prior to January 1, 1997 may be subject to a contingent deferred sales charge of 2.00% to 4.00%, if redeemed prior to four years from the date of purchase.


                  Investor A Shares and Investor B Shares of all Funds, except the Money Market Funds, are eligible to earn dividends on the first business day following the settlement of the purchase. Investor A Shares and Investor B Shares of the Treasury and Tax-Free Funds purchased before 1 p.m., Eastern Time begin earning dividends on the same business day. Investor A Shares and Investor B Shares of the Prime Obligations Fund and the U.S. Government Obligations Fund purchased before 3:00 p.m. Eastern Time begin earning dividends on the same business day. Investor A Shares and Investor B Shares of the Funds continue to be eligible to earn dividends through the day before their redemption.


                  The Group may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as a result of which: (i) disposal by the Group of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Group to determine the fair market value of its net assets. When redeeming shares, the signature guarantee requirement will be waived if all of the following conditions apply:
(1) the redemption check is payable to the shareholder(s) of record, and (2) the redemption check is mailed to the shareholder(s) at the address of record, and
(3) the amount of the redemption check is less than $10,000.

                  When purchases are made by check, redemption proceeds will not be released until the investment being redeemed has been in the account 15 days.

                  The Money Market Funds may redeem shares involuntarily if redemption appears appropriate in light of the Group's responsibilities under the 1940 Act. See "NET ASSET VALUE - Valuation of the Money Market Funds" in this Statement of Additional Information.





                  Institutional Shares of the Michigan Municipal Bond Fund may only be sold in those states where the Fund has filed the required notification documents, at the time of filing this registration statement only Colorado, District of Columbia, Florida, Georgia, Hawaii, Illinois, Indiana, Michigan, Mississippi, New Jersey, Ohio and Virginia.

                  Purchases of Shares of any of the Funds will be effected only on a Business Day (as defined in "PRICING OF FUND SHARES" in the prospectus) of the applicable Fund. An order received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of that Fund. Institutional Shares of all Funds, except the Money Market Funds, are eligible to earn dividends on the first Business Day following the settlement of the purchase. Institutional Shares of the Treasury and Tax-Free Funds purchased before 1 p.m., Eastern Time, will begin earning dividends on the same Business Day. Institutional Shares of the Prime Obligations Fund and the U.S. Government Obligations Fund purchased before 3:00 p.m. Eastern Standard Time begin earning dividends on the same Business Day. Institutional Shares of the Funds continue to be eligible to earn dividends through the day before their redemption.

                  An order to purchase Institutional Shares will be deemed to have been received by the Distributor only when federal funds are available to the Group's Custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Institutional Shares which is transmitted by federal funds wire will be available the same day for investment by the Group's Custodian if received prior to the last Valuation Time. Purchases made by check or other means are made at the price next determined upon receipt of the purchase instrument. However, proceeds from redeemed shares purchased by check will not be sent until the method of payment has cleared. The Group strongly recommends that investors of substantial amounts use federal funds to purchase Institutional Shares.

                  The Group reserves the right to reject any order for the purchase of Institutional Shares in whole or in part.

                  Confirmations of purchases and redemptions of Institutional Shares of the Group by financial institutions on behalf of their customers may be obtained from the financial institutions. Shareholders may rely on these statements in lieu of certificates. Certificates representing Institutional shares of the Funds will not be issued.

         ADDITIONAL INFORMATION ABOUT REDEMPTION OF INSTITUTIONAL SHARES

                  Redemption orders are effected at the net asset value per share next determined after the Institutional Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of such Institutional Shares of the Funds may be more or less than the amount invested. Payment to shareholders for Institutional Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, receipts from financial institutions for next day payments upon redemption of Institutional Shares except the Money Market Funds will be honored if the request for redemption is received by the Transfer Agent before 4:00 p.m., (Eastern Time), on a Business Day or, if received after 4:00 p.m., (Eastern Time), within two Business Days, unless it would be disadvantageous to the Group or the shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

                             MANAGEMENT OF THE GROUP

                  TRUSTEES AND OFFICERS

                  Overall responsibility for management of the Group rests with its Board of Trustees, who are elected by the shareholders of the Group's Funds. The Trustees elect the officers of the Group to supervise actively its day-to-day operations. One officer of the Trust, Herbert R. Martens, Jr., also serves as a Trustee.

                  The Trustees of the Group, their addresses, ages and principal occupations during the past five years are as follows:

                                    Position(s) Held                        Principal Occupation
Names, Addresses and Ages           with the Group                          During Past 5 Years
-------------------------           ----------------                        ---------------------
Robert D. Neary                   Chairman of the      Retired Co-Chairman of Ernst & Young, April 1984
32980 Creekside Drive             Board and Trustee    to September 1993; Director, Cold Metal Products,
Pepper Pike, OH  44124                                 Inc., since March 1994; Director, Strategic Distribution, Inc., since
Age 65                                                 January 1999; Trustee of Armada Funds and Parkstone Advantage Funds
                                                       since November 1997.

Herbert R. Martens, Jr.*          President and        Executive Vice President, National City Corporation (bank holding
c/o NatCity Investments, Inc.     Trustee              company), since July 1997; Chairman, President and Chief Executive
1965 East Sixth Street                                 Officer, NatCity Investments, Inc. (investment banking), since July
Cleveland, OH  44114                                   1995; President and Chief Executive Officer, Raffensberger, Hughes &
Age 47                                                 Co., (broker-dealer) from 1993 until 1995; President, Reserve Capital
                                                       Group, from 1990 until 1993; Trustee of Armada Funds and Parkstone
                                                       Advantage Funds since November 1997.

Leigh Carter*                     Trustee              Retired President and Chief Operating Officer, B.F. Goodrich Company,
13901 Shaker Blvd., #6B                                August 1986 to September 1990; Director, Adams Express Company
Cleveland, OH  44120                                   (closed-end investment company), April 1982 to December 1997;
Age 74                                                 Director; Acromed Corporation; (producer of spinal implants), June
                                                       1992  to  March  1998;  Director, Petroleum & Resources Corp., April
                                                       1987 to December 1997; Director, Morrison Products (manufacturer of blowers fans and air moving equipment), since April 1983; Director,
                                                       Kirtland Capital Corp. (privately funded investment group), since
                                                       January 1992; Director, TruSeal Technologies (manufacturer of insulated glass sealants), since April 1997; Trustee of Armada Funds and Parkstone Advantage Funds since November 1997.

John F. Durkott                   Trustee              President and Chief Operating Officer, Kittle's Home Furnishings
8600 Allisonville Road                                 Center, Inc., since January 1982; partner, Kittles Bloomington
Indianapolis, IN  46250                                Properties LLC, since January 1981; partner, KK&D LLC, since January
Age 55                                                 1989; partner, KKGD II LLC, since February 1998 (affiliated real estate companies of Kittles Home Furnishings Center); Trustee of
                                                       Armada Funds and Parkstone Advantage Funds since November 1997.

Robert J. Farling                 Trustee              Retired Chairman, President and Chief Executive Officer, Centerior
1608 Balmoral Way                                      Energy (electric utility), March 1992 to October 1997; Director,
Westlake, OH  44145                                    National City Bank until October 1997; Director, Republic Engineered
Age 62                                                 Steels, October 1997 to September 1998; Trustee of Armada Funds and
                                                       Parkstone Advantage Funds since November 1997.

Richard W. Furst, Dean            Trustee              Garvice D. Kincaid Professor of Finance and Dean, Carol Martin Gatton
2133 Rothbury Road                                     College of Business and Economics; University of Kentucky, since
Lexington, KY  40515                                   1981; Director, The Seed Corporation (restaurant group), since 1990;
Age 61                                                 Director, Foam Design, Inc., (manufacturer  of  industrial and commercial foam products), since 1993; Trustee of Armada Funds and
                                                       Parkstone Advantage Funds since November 1997.

Gerald L. Gherlein                Trustee              Executive Vice-President and General Counsel, Eaton Corporation,
3679 Greenwood Drive                                   since 1991 (global manufacturing); Trustee, WVIZ Educational
Pepper Pike, OH  44124                                 Television (public television); Trustee of Armada Funds and
Age 61                                                 Parkstone Advantage Funds since November 1997.


                                    Position(s) Held                        Principal Occupation
Names, Addresses and Ages           with the Group                          During Past 5 Years
-------------------------           ----------------                        ---------------------
J. William Pullen                 Trustee              President and Chief Executive Officer, Whayne Supply Co. (engine and
Whayne Supply Company                                  heavy equipment distribution), since 1986; President and Chief
1400 Cecil Avenue                                      Executive Officer, American Contractors Rentals & Sales (rental
P.O. Box 25900                                         subsidiary of Whayne Supply Co.), since 1988.
Louisville, KY  40232-5900
Age 60



                  *Mr. Carter and Mr. Martens are each an "interested person" of the Trust, as defined in the 1940 Act.

                  Mr. Martens is an "interested person" because (1) he is an Executive Vice President of National City Corporation, (2) he owns shares of common stock and options to purchase common stock of National City Corporation, and (3) he is the Chief Executive Officer of NatCity Investments, Inc., a broker-dealer affiliated with National City Investment Management Company.

                  Mr. Carter is an "interested person" of the Trust, as defined in the 1940 Act, due to his ownership of 7,200 shares of stock of National City Corporation, an affiliate of National City Investment Management Company, the Fund's investment adviser.


                  The Group paid an aggregate of $78,688 in Trustees' fees and expenses for the fiscal year ended May 31, 1999, to all Trustees of the Group. All of the Trustees also serve as Trustees of The Parkstone Advantage Fund, an open-end investment company managed by the Group's Investment Adviser as an investment vehicle for insurance company separate accounts, and as Trustees for Armada Funds. The following table depicts, for the fiscal period ended May 31, 1999, the compensation received by each of the Trustees from the Group and in total from all investment companies managed by the Investment Adviser to the Group.



                                                COMPENSATION TABLE


                                                            PENSION OR                           TOTAL COMPENSATION
                                                            RETIREMENT          ESTIMATED     FROM GROUP THE PARKSTONE
                                        AGGREGATE        BENEFITS ACCRUED        ANNUAL        ADVANTAGE FUND AND THE
                                      COMPENSATION        AS PART OF FUND     BENEFITS UPON     FUND COMPLEX (ARMADA
         NAME OF TRUSTEE            FROM THE GROUP          EXPENSES          RETIREMENT     FUNDS) PAID TO TRUSTEES*
         ---------------            -------------        ----------------     -------------  ------------------------

Robert D. Neary                         $7,546                                     -0-                35,000
Leigh Carter                             6,367                                     -0-                30,000
John F. Durkott                          6,367                                     -0-                30,000
Robert J. Farling                        6,367                                     -0-                30,000
Richard W. Furst                         6,367                                     -0-                30,000
Gerald L. Gherlein                       6,367                                     -0-                30,000
Herbert R. Martens, Jr.                  6,367                                     -0-                30,000


                                                            PENSION OR                           TOTAL COMPENSATION
                                                            RETIREMENT          ESTIMATED     FROM GROUP THE PARKSTONE
                                        AGGREGATE        BENEFITS ACCRUED        ANNUAL        ADVANTAGE FUND AND THE
                                      COMPENSATION        AS PART OF FUND     BENEFITS UPON     FUND COMPLEX (ARMADA
         NAME OF TRUSTEE            FROM THE GROUP          EXPENSES          RETIREMENT     FUNDS) PAID TO TRUSTEES*
         ---------------            -------------        ----------------     -------------  ------------------------
J. William Pullen                      $6,367                                      -0-                 $30,000
John B. Rapp                            6,588                                      -0-                   6,588
George R Landreth                       6,588                                      -0-                   6,588
Robert M. Beam                          6,588                                      -0-                   6,588
Lawrence D. Bryan                       6,588                                      -0-                   6,588
Adrian Charles Edwards                  6,588                                      -0-                   6,588
James F. Jones, Jr.                     6,588                                      -0-                   6,588




         Each Trustee who is not an affiliated person of BISYS or National City Corporation, the ultimate parent of IMC, receives an annual fee of $15,000 plus $3,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings for services as a Trustee to the Fund Complex. The Chairman of the Board is entitled to receive an additional $5,000 per annum for services in such capacity. Mr. Martens is an employee of National City Corporation. He receives no compensation from the Group for acting as Trustee. On February 12, 1997, Mr. Rapp became a Trustee. Dr. Jones began serving as a Trustee on August 21, 1997. Messrs. Rapp, Beam, Bryan, Edwards and Jones served as Trustees until their resignations on August 14, 1998.


* Reflects total compensation paid to Trustees for the fiscal year June 1, 1998 through May 31, 1999.

                  The officers of the Group, their addresses, and principal occupations during the past five years are as follows:


                                      Position(s) Held                        Principal Occupation
Name                                   With the Group                          During Past 5 Years
----                                   --------------                          -------------------
Herbert R. Martens, Jr.          President                   Executive Vice President, National City Corporation
c/o NatCity Investments                                      (bank holding company), since July 1997; Chairman,
1965 East Sixth Street                                       President and Chief Executive Officer, NatCity
Cleveland, OH 44114                                          Investments, Inc. (investment banking), since July
                                                             1995; President and Chief Executive Officer,
                                                             Raffensperger, Hughes & Co., (broker-dealer), from
                                                             1993 until 1995; President, Reserve Capital Group,
                                                             from 1990 until 1993; President, since July 1997 and
                                                             Trustee, since November 1997 of Armada Funds.

W. Bruce McConnel, III           Secretary                   Partner of the law firm Drinker Biddle & Reath LLP,
One Logan Square                                             Philadelphia.
18th and Cherry Streets
Philadelphia, PA 19103-6996

                                      Position(s) Held                        Principal Occupation
Name                                   With the Group                          During Past 5 Years
----                                   --------------                          -------------------
Gary Tenkman                     Treasurer                   Director of Financial Services, BISYS Fund Services
3435 Stelzer Road                                            since April 1998; formerly, Audit Manager, Ernst &
Columbus, OH 43219                                           Young LLP.

R. Jeffrey Young                 Assistant Treasurer         Vice President, Client Services; BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219



                  The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. As Administrator, BISYS receives fees from the Group. As Distributor, SEI may retain all or a portion of any sales charge on the shares sold and may receive fees under the Distribution and Shareholder Service Plans described below. BISYS Fund Services Ohio, Inc. ("BISYS Ohio," or the "Fund Accountant") receives fees from the Group for providing certain fund accounting services. Mr. Tenkman, the Treasurer of the Group, and Mr. Young, the Assistant Treasurer of the Group, are employees of BISYS.

TRUSTEE DEFERRED COMPENSATION PLAN


                  The Trustees may elect to defer payment of 25% to 100% of the fees the Trustee receives in accordance with a Trustee Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of one or more portfolios of Armada Funds, and the amount paid to the Trustee under the Plan will be determined based on the performance of such investments. Distributions are generally of equal installments over a period of two to 15 years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Deferral of Trustee fees in accordance with the Plan will have a negligible impact on Portfolio assets and liabilities and will not obligate the Trust to retain any Trustee or pay any particular level of compensation to a Trustee.


INVESTMENT ADVISER

                  Subject to the general supervision of the Group's Board of Trustees and in accordance with the Funds' investment objectives and restrictions, investment advisory services are provided to the Funds of the Group by IMC (formerly "First of America"), 1900 East Ninth Street, Cleveland, Ohio 44114, pursuant to the Investment Advisory Agreement dated July 9, 1987, as amended (with respect to the Money Market Funds) and the Investment Advisory Agreement dated September 8, 1988, as amended (with respect to the Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, National Tax Exempt Bond Fund, Michigan Municipal Bond Fund, Balanced Allocation Fund and Government Income Fund) (the "First Investment Advisory Agreements") and the Investment Advisory Agreement dated as of December 22, 1992 (with respect to the International Discovery Fund (the "Second Investment Advisory Agreement") (together called the "Investment Advisory Agreements").


                  IMC is a registered investment adviser and an indirect wholly-owned subsidiary of National City Corporation ("NCC"). As of August 5, 1998, NCC consolidated the asset management responsibilities of its various bank affiliates including FOA. Prior to such time, the investment adviser of the Funds was First of America Investment Corporation ("First of America"), a wholly-owned subsidiary of FOA.



                  Under the Investment Advisory Agreements, the Investment Adviser has agreed to provide, either directly or through one or more subadvisers, investment advisory services for each of the Group's Funds as described in their Prospectuses. For the services provided and expenses assumed pursuant to the Investment Advisory Agreements, each of the Group's Funds pays IMC a fee, computed daily and paid monthly, at an annual rate calculated as a percentage of the average daily net assets of that Fund. The annual rates for the Funds are as follows: 0.35% for the Prime Obligations, U.S. Government Obligations and Tax-Free Funds; 0.30% for the Treasury Fund; 0.55% for the Bond Fund, Intermediate Government Obligations Fund, National Tax Exempt Bond Fund, Michigan Municipal Bond Fund and U.S. Government Income Fund; 0.45% for the Limited Maturity Bond Fund; 1.00% for the Small Capitalization Fund and Mid Capitalization Fund; 0.75% for the Equity Income Fund, Balanced Allocation
Fund and the Large Capitalization Fund; and 1.15% for the International Discovery Fund. The Investment Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to any Fund to increase the net income of one or more of the Funds available for distribution as dividends.


                  Pursuant to each of the Investment Advisory Agreements, the Investment Adviser will pay all expenses, including, as applicable, the compensation of any subadvisers directly appointed by it, incurred by it in connection with its activities under the Investment Advisory Agreements other than the cost of securities (including brokerage commissions, if any) purchased for the Group.

                  For the fiscal year ended May 31, 1999, the fiscal period ended May 31, 1998 and the fiscal year ended June 30, 1997, IMC collected and voluntarily reduced the amounts indicated below which were payable to it with respect to its investment advisory services to the indicated Funds under the Investment Advisory Agreements:

 ------------------------------------- ---------------------------- ----------------------------- ------------------------------
                                            Fiscal Year Ended           Fiscal Period Ended             Fiscal Year Ended
                                                 May 31                        May 31                       June 20
                 Fund                             1999                          1998                          1997
 ------------------------------------- -------------- ------------- -------------- -------------- -------------- ---------------
                                           Gross          Fees          Gross          Fees           Gross           Fees
                                           Fees       Voluntarily       Fees        Voluntarily       Fees        Voluntarily
                                         Collected      Reduced       Collected       Reduced       Collected       Reduced
 ------------------------------------- -------------- ------------- -------------- -------------- -------------- ---------------



 Prime   Obligations Fund                 2,999,418        --         3,212,525         --          3,441,611          --
                                          =========        ==
 U.S. Government Obligations Fund           985,798        --         1,390,243         --          1,712,370          --
                                            =======        ==
 Tax-Free Fund                              508,087        --           631,554         --            651,531          --
                                            =======        ==
 Treasury Fund                            1,656,809        --         1,905,446         --          1,618,910          --
                                          =========        ==
 Small Capitalization Fund                4,620,482        --         7,988,486         --          7,049,924          --
                                          =========        ==
 Mid Capitalization Fund                  4,989,834        --         6,103,574         --          6,531,413          --
                                          =========        ==
 Large Capitalization Fund(1)             3,460,325        --         2,681,620         --          2,725,217          --
                                          =========        ==
 International Discovery Fund             4,475,280        --         4,978,744         --          4,981,112          --
                                          =========        ==
 Equity Income Fund                       3,577,042        --         3,390,234         --          4,335,969          --
                                          =========        ==
 Balanced Allocation Fund                 2,522,347   630,584         2,599,865       649,964       1,946,812       484,709
                                          =========   =======
 Bond Fund                                3,501,772   189,286         3,554,009       192,110       4,027,206       207,298
                                          =========   =======
 Limited Maturity Bond Fund               1,300,423   333,893         1,263,800       324,490       1,134,805       289,664
                                          =========   =======
 Intermediate Government Obligations      1,266,774    68,475         1,334,336        72,116       1,692,438        86,957
    Fund                                  =========   ========

 U.S. Government Income Fund              1,630,666   639,043         1,649,105       646,269       1,587,392       620,579
                                          =========   =======
 National Tax Exempt Bond Fund              909,411   233,498           954,911       245,181       1,058,852       270,292
                                            =======   =======
 Michigan Municipal Bond Fund             1,762,680   452,581         1,705,361       437,864       1,715,085       437,841
                                          =========   =======
 ------------------------------------- -------------- ------------- -------------- -------------- -------------- ---------------


(1)      Commenced operations December 27, 1995.

                  Unless sooner terminated, each of the Investment Advisory Agreements continues in effect as to a particular Fund for successive one-year periods ending December 31 of each year if such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding shares of such Fund, and a majority of the Trustees who are not parties to the Investment Advisory Agreements or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreements by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreements is terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of that Fund, or by the Investment Adviser. Such Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.


                  The Investment Advisory Agreements provide that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Group in connection with the performance of their duties, except a loss suffered by a Fund resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the respective investment adviser or subadviser in the performance of their duties, or from reckless disregard of their duties and obligations thereunder.


                  From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Funds may include descriptions of the Investment Adviser including, but not limited to, (i) descriptions of the Investment Adviser's operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the Investment Adviser's operations.

PORTFOLIO TRANSACTIONS

                  With respect to all Funds of the Group pursuant to the Investment Advisory Agreements, the Investment Adviser determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions.

                  Purchases and sales of portfolio securities which are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Group, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

                  Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Investment Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Investment Adviser may receive orders for transactions on behalf of the Group. Information so received is in addition to and not in lieu of services required to be performed by the Investment Adviser and does not reduce the fees payable to such advisers by the Group or the Investment Adviser, as the case may be. Such information may be useful to the Investment Adviser in serving both the Group and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to such advisers in carrying out their obligations to the Group.


                  While the Investment Adviser generally seek competitive commissions, the Group may not necessarily pay the lowest commission available on each brokerage transaction for reasons discussed above. For the fiscal year ended May 31, 1999, the fiscal period ended May 31, 1998 and the fiscal year ended June 30, 1997, the Group paid an aggregate of approximately $4,823,984, $2,930,315 and $3,118,633, respectively, as brokerage commissions on behalf of the Funds.



                  For the fiscal year ended May 31, 1999, the Group paid the following amounts in brokerage commissions:

                  Large Capitalization Fund            $414,931
                  Mid Capitalization Fund              $1,208,884
                  Small Capitalization Fund            $820,444
                  Equity Income Fund                   $447,314
                  Balanced Allocation Fund             $305,194
                  International Discovery Fund         $1,627,217

                  Total                                $4,823,984

                  For the fiscal period ended May 31, 1998, the Group paid the following amounts in broker commissions:

                  Large Capitalization Fund            $279,187
                  Mid Capitalization Fund              $599,906
                  Small Capitalization Fund            $518,158
                  Equity Income Fund                   $292,869
                  Balanced Allocation Fund             $168,030
                  International Discovery Fund         $1,024,637
                  Aggressive Allocation Fund           $39,287
                  Conservative Allocation Fund         $8,241

                  Total                                $2,930,315

                  For the fiscal year ended June 30, 1997, the Group paid the following amounts in brokerage commissions:

                  Large Capitalization Fund            $435,624
                  Mid Capitalization Fund              $823,397
                  Small Capitalization Fund            $222,770
                  Equity Income Fund                   $269,746
                  Balanced Allocation Fund             $218,542
                  International Discovery Fund         $1,117,150
                  Aggressive Allocation Fund           $29,100
                  Conservative Allocation Fund         $2,304

                  Total                                $3,118,633


                  The Group will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with National City Corporation (the parent corporation of IMC), SEI, BISYS, or their affiliates, and will not give preference to National City Corporation's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

                  Investment decisions for each Fund of the Group are made independently from those for the other Funds or any other portfolio, investment company or account managed by the Investment Adviser. Any such other portfolio, investment company or account may also invest in the same securities as the Group. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, portfolio, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Investment Adviser believes to be equitable to the Fund(s) and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Investment Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other Funds or for other portfolios, investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreements, in making investment recommendations for the Group, the Investment Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Group is a customer of the Investment Adviser, its parent or its subsidiaries or affiliates, and, in dealing with its customers, the Investment Adviser, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Group.

                  Each of the Prime Obligations Fund, U.S. Government Obligations Fund, Treasury Fund, Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Balanced Allocation Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, and U.S. Government Income Fund held, from time to time during the fiscal period ended May 31, 1999, securities of its regular brokers or dealers, as defined in Rule l0b-1 under the 1940 Act, or their parent companies, including: with respect to the Prime Obligations Fund, those of Bank of America, Bear Stearns, Hong Kong Shanghai Bank, Goldman Sachs, Morgan Stanley and Nomura Securities; with respect to the U.S. Government Obligations Fund, those of Aubrey Lanston, Goldman Sachs and Morgan Stanley; with respect to the Treasury Fund, those of Aubrey Lanston, Bank of America, J.P. Morgan, Goldman Sachs, Hong Kong Shanghai Bank Corp., Lehman Brothers and Nomura Securities; with respect to the Small Capitalization Fund, the Mid Capitalization Fund and the Large Capitalization Fund, those of Goldman Sachs; with respect to the Balanced Allocation Fund, those of Goldman Sachs and Lehman Brothers; with respect to the Equity Income Fund, those of Goldman Sachs and Morgan Stanley; with respect to the Bond Fund, those of Goldman Sachs, Lehman Brothers and Salomon Smith Barney; with respect to the Limited Maturity Bond Fund, those of Goldman Sachs and Lehman Brothers; with respect to the Intermediate Government Obligations Fund, those of Goldman Sachs; and with respect to the Government Income Fund, those of Goldman Sachs and Prudential.

                  As of May 31, 1999, the Prime Obligations Fund held the following amounts of the securities of Morgan Stanley: $21,094,000. The U.S. Government Obligations Fund held the following amounts of the securities of Morgan Stanley: $14,014,000. The Treasury Fund held the following amounts of securities of Bank of America, J.P. Morgan and Lehman Brothers, respectively:
$13,000,000, $13,000,000 and $13,900,000. The Small Capitalization Fund, Mid
Capitalization Fund and Large Capitalization Funds held the following amounts of securities of Goldman Sachs, respectively: $12,111,000, $16,572,000 and $8,229,000. The Balanced Allocation Fund held the following amounts of the securities of Goldman Sachs and Lehman Brothers, respectively: $1,146,000 and $5,235,000. The Equity Income Fund held the following amounts of the securities of Goldman Sachs: $6,158,000. The Bond Fund held the following amounts of the securities of Goldman Sachs, Lehman Brothers and Salomon Smith Barney, respectively: $1,463,000, $15,000,000 and $13,859,000. The Limited Maturity
Bond Fund held the following amounts of the securities of Goldman Sachs and Lehman Brothers, respectively: $4,257,000 and $13,107,000. The Intermediate Government Obligations Fund held the following securities of Goldman
Sachs: $1,305,000. The U.S. Government Income Fund held the following securities of Goldman Sachs and Prudential, respectively: $2,921,000 and $900,000.

AUTHORITY TO ACT AS INVESTMENT ADVISER

                  Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibits banks generally from issuing, underwriting, selling, or distributing securities such as shares of the Funds, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The investment adviser and custodians are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Funds, the Group might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Group's method of operation would not affect a Fund's net asset value per share or result in financial losses to any shareholder. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

GLASS-STEAGALL ACT

                  In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of The Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank-companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act. The Office of the Comptroller of the Currency, which has jurisdiction over national banks and their subsidiaries, has specifically permitted national banks and their subsidiaries to act as investment advisers to investment companies.

                  The Investment Adviser believes that it possesses the legal authority to perform the services for the Funds contemplated by the Prospectuses, this Statement of Additional Information and the Investment Advisory Agreements without violation of applicable statutes and regulations. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict the Investment Adviser from continuing to perform such services for the Group. Depending upon the nature of any changes in the services which could be provided by the Investment Adviser, the Board of Trustees of the Group would review the Group's relationship with the Investment Adviser and consider taking all action necessary in the circumstances.

                  Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the Investment Adviser and/or National City Corporation's affiliated and correspondent banks in connection with customer purchases of shares of the Group, those banks might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Group's method of operations would affect its daily net asset value per share or result in financial losses to any shareholder.

ADMINISTRATOR AND SUB-ADMINISTRATOR

                  BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, formerly the Winsbury Company Limited Partnership, serves as administrator (the "Administrator") to the Group pursuant to the Administration Agreement dated January 1, 1995, as amended (the "Administration Agreement"). BISYS and its affiliated companies, including BISYS Ohio, are wholly-owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administrative and recordkeeping securities to and through banking and other financial organizations. The Administrator assists in supervising all operations of each Fund (other than those performed by the Investment Adviser under the Investment Advisory Agreements, by National City Bank and Union Bank (the "Custodians") under the Custody Agreement and by BISYS Ohio under the Fund Accounting Agreement). The Administrator is a broker-dealer registered with the SEC, and is a member of the National Association of Securities Dealers, Inc.

                  Under the Administration Agreement, the Administrator has agreed to maintain office facilities for the Group; furnish statistical and research data, clerical and certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the SEC on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file certain federal and state tax returns and required tax filings; prepare compliance filings pursuant to state securities laws with the advice or the Group's counsel; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; in the case of the Money Market Funds, determine the actual variance from

$1.00 of the Fund's net asset value per share; and generally assist in all aspects of the Group's operations other than those performed by the Investment Adviser under the Investment Advisory Agreements, by State Street Bank and Trust Company under the Custody Agreements and by BISYS Ohio under the Fund Accounting Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         Pursuant to its authority to delegate its responsibilities under the Administration Agreement, the Administrator has engaged IMC to provide certain services as Sub- Administrator to the Funds of the Group. IMC serves as Sub-Administrator to the Group pursuant to a Sub-Administration Agreement dated as of January 1, 1995, and receives a fee from the Administrator for its services. Under the Sub-Administration Agreement, IMC will assist the Administrator by providing, upon the request of the Administrator, services which are incidental to, but not included among, its duties as Investment Adviser to the Group. These services include preparation of reports and documents necessary to calculate daily expense accruals, to update the financial accounts and records of the Funds and to prepare certain federal and state tax returns.

         The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, calculated daily and paid periodically, equal to the lesser of (a) the fee calculated at the annual rate of 0.20% of that Fund's average daily net assets, or (b) such other fee as may from time to time be agreed upon in writing by the Group and the Administrator. As Sub-Administrator, IMC is entitled to receive a fee from the Administrator of not more than 0.05% of each Fund's average daily net assets. The Administrator may voluntarily reduce all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution as dividends.

                  For the fiscal year ended May 31, 1999, the fiscal period ended May 31, 1998 and the fiscal year ended June 30, 1997, the Administrator collected and voluntarily reduced the amounts indicated below which were payable to it with respect to its administrative services to the indicated Funds:

 ------------------------------------- ---------------------------- ----------------------------- ------------------------------
                                            Fiscal Year Ended           Fiscal Period Ended             Fiscal Year Ended
                                                 May 31                        May 31                       June 20
                 Fund                             1999                          1998                          1997
 ------------------------------------- -------------- ------------- -------------- -------------- -------------- ---------------
                                           Gross          Fees          Gross          Fees           Gross           Fees
                                           Fees       Voluntarily       Fees        Voluntarily       Fees        Voluntarily
                                         Collected      Reduced       Collected       Reduced       Collected       Reduced
 ------------------------------------- -------------- ------------- -------------- -------------- -------------- ---------------
 Prime   Obligations Fund                1,499,723    134,776         1,606,277       160,613       1,717,665       168,939
                                         =========    =======
 U.S. Government Obligations Fund          492,903     46,317           695,128        69,506         854,229        83,726
                                           =======   ========
 Tax-Free Fund                             254,046     22,864           315,780        31,575         325,122        31,933
                                           =======   ========
 Treasury Fund                             828,412    405,054           952,742       476,362         808,404       403,676
                                           =======    =======
 Small Capitalization Fund                 924,103         --         1,597,709         --          1,410,121          --
                                           =======         ==
 Mid Capitalization Fund                   997,974         --         1,220,724         --          1,306,285          --
                                           =======         ==
 Large Capitalization Fund                 865,089         --           670,411         --            681,310          --
                                           =======         ==
 International Discovery Fund              768,074         --           865,301         --            858,253          --
                                           =======         ==
 Equity Income Fund                        715,413         --            76,053         --            867,179          --
                                           =======         ==
 Balanced Allocation Fund                  504,473         --           519,977         --            389,895          --
                                           =======         ==
 Bond Fund                                 946,432    223,053           960,550       240,142       1,089,049       270,497
                                           =======    =======
 Limited Maturity Bond Fund                351,468     82,614           341,570       85,394          306,698        76,205
                                           =======   ========
 Intermediate Government Obligations       342,374     80,466           360,580       90,147          457,683       113,651
                                           =======   ========
    Fund
 U.S. Government Income Fund               440,724    103,020           445,707       111,428         428,868       106,625
                                           =======    =======
 National Tax Exempt Bond Fund            245,789     119,170           258,086       129,041         286,364       142,990
                                          =======     =======
 Michigan Municipal Bond Fund             476,403     230,331           460,912       230,452         463,836       231,610
                                          =======     =======
 ------------------------------------- -------------- ------------- -------------- -------------- -------------- ---------------

                  Unless sooner terminated as provided therein, the Administration Agreement and the Sub-Administration Agreement will continue in effect until December 31, 1999. The Administration Agreement and the Sub-Administration Agreement thereafter shall be renewed automatically for successive five-year terms, unless written notice not to renew is given by the non-renewing party to the other Party at least 60 days prior to the examination of the then-current term. The Administration Agreement and the Sub-Administration Agreement are each terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement (or Sub-Administration Agreement, as the case may be) and for cause (as defined in the Administration Agreement) by the party alleging cause, an no less than 60 days' written notice by the Group's Board of Trustees or by the Administrator (or Sub-Administrator, in the case of the Sub-Administration Agreement).

                  The Administration Agreement and the Sub-Administration Agreement provide that the Administrator and the Sub-Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Group in connection with the matters to which the Administration Agreement or the Sub-Administration Agreement relate, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator or the Sub-Administrator of its obligations and duties thereunder.

EXPENSES

                  The Investment Adviser and BISYS each bear all expenses in connection with the performance of their services as Investment Adviser and Administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Group. Each Fund will bear the following expenses relating to its operation: organizational expenses, taxes, interest, brokerage fees and commissions, fees of the Trustees of the Group, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal administration fees, legal expenses, advisory fees and out-of-pocket expenses of the Custodian, Transfer Agent and Fund Accountant, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in each Fund's operation. As a general matter, expenses are allocated to the Institutional Shares and the other classes of shares of the Funds on the basis of the relative net asset value of each class. The various classes may bear certain additional retail transfer agency expenses and may also bear certain additional shareholder service and distribution costs incurred pursuant to a Distribution and Shareholder Service Plan.

                  The Trustees reserve the right, subject to the receipt of relevant regulatory approvals or rulings, if needed, to allocate certain other expenses to the shareholders of a particular class, including the Institutional Shares class, on a basis other than relative net asset value, as they deem appropriate ("Class Expenses"). In such event, Class Expenses would be limited to: transfer agency fees identified by the Transfer Agent as attributable to a specific class; printing and postage expenses related to preparing and distribution of materials such as shareholder reports, prospectuses and proxies to current shareholders, Blue Sky registration fees incurred by a class of shares; SEC registration fees incurred by a class of shares; expenses related to administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one class of shares; and Trustees' fees incurred as a result of issues relating solely to one class of shares.

DISTRIBUTOR

                  SEI Investments Distribution Co. ("SEI" or the "Distributor"), a registered broker/dealer, serves as Distributor to the Group pursuant to the Distribution Agreement dated September 14, 1998 (the "Distribution Agreement"). SEI is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. BISYS served as the principal underwriter and distributor for the Group prior to September 14, 1998. Unless otherwise terminated, the Distribution Agreement remains in effect for successive one-year periods ending September 14 of each year if approved at least annually (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding shares of the Group, and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. Under the Distribution Agreement, SEI acts as agent for the Funds in the distribution of their shares and, in such capacity, solicits orders for the sale of shares, advertisers, and pays the cost of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group, but may retain some or all of any sales change imposed upon Investor A or Investor B Shares and may receive compensation under the Distribution and Shareholder Service Plans described below.

                  For the Group's fiscal year ended May 31, 1999, total commissions paid in connection with sales of the Group's shares were $_______________. Of that amount SEI retained $___________. For the period from June 1, 1998 to September 14, 1998, the fiscal period ended May 31, 1998 and the fiscal year ended June 30, 1997, total commissions paid in connection with sales of the Group's shares were $___________, $1,259,061 and $3,523,450, respectively. Of that amount BISYS retained $___________, $77,510 and $3,241,396 respectively,


                  As described in the Prospectuses, the Group has adopted an Investor A Distribution and Shareholder Service Plan with respect to Investor A Shares (the "Investor A Plan") and an Investor B Distribution and Shareholder Service Plan with respect to Investor B Shares (the "Investor B Plan") (the Investor A Plan and Investor B Plan together are hereinafter referred to as the "Plans") pursuant to Rule 12b-1 of the 1940 Act. Pursuant to these Plans, the Funds are authorized to pay or reimburse SEI, as Distributor, for certain expenses that are incurred in connection with the provision of shareholder and distribution services. Pursuant to the Investor A Plan, a Fund is authorized to pay SEI, as Distributor of Investor A Shares, a distribution and shareholder service fee in an amount not to exceed on an annual basis 0.25% of the average daily net assets of Investor A Shares of a Fund for: (a) payments the Distributor makes to banks and other institutions and broker/dealers (a "Participating Organization") for distribution assistance and/or Shareholder service pursuant to an agreement with the Participating Organization or for distribution assistance and/or Shareholder service provided by the Distributor pursuant to an agreement between the Distributor and the Trust; or (b) reimbursement of expenses incurred by a Participating Organization pursuant to an agreement in connection with distribution assistance and/or Shareholder service including, but not limited to, the reimbursement of expenses relating to printing and distributing prospectuses to persons other than Shareholders of Investor A Shares, printing and distributing advertising and sales literature and reports to Shareholders used in connection with the sale of Investor A Shares, and personnel and communication equipment used in servicing Shareholder accounts and prospective shareholder inquiries. For purposes of the Investor A Plan, a Participating Organization may include the Distributor or any of its affiliates or subsidiaries.



                  Pursuant to the Investor B Plan, each Fund is authorized to pay SEI, as Distributor of Investor B Shares, a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net asset value of Investor B Shares of a Fund for: (a) payments the Distributor makes to banks and other institutions and broker/dealers (a "Participating Organization") for distribution assistance pursuant to an agreement with the Participating Organization or for distribution assistance provided by the Distributor pursuant to an agreement between the Distributor and the Trust; or (b) reimbursement of expenses incurred by a Participating Organization pursuant to an agreement in connection with distribution assistance including, but not limited to, the reimbursement of expenses relating to printing and distributing prospectuses to persons other than Shareholders of Investor B Shares, printing and distributing advertising and sales literature and reports to Shareholders for use in connection with the sale of Investor B Shares, processing purchase, exchange and redemption request from customers and placing orders with the Distributor or the Trust's transfer agent, and personnel and communication equipment used in servicing Shareholder accounts and prospective shareholder inquiries; and (c) a service fee in an amount not to exceed on an annual basis
 .25% of the average daily net asset value of the Investor B Shares of a Fund (the "Service Fee") for (i) payment the Distributor makes to a Participating Organization for Shareholder services pursuant to an agreement with the Participating Organization or for Shareholder services provided by the Distributor pursuant to an agreement between the Distributor and the Trust; or
(ii) reimbursement of expenses incurred by a Participating Organization pursuant to an agreement in connection with Shareholder service including, but not limited to, personal, continuing services to investors in the Investor B Shares of a Fund, providing sub-accounting with respect to Investor B Shares beneficially owned by customers or the information necessary for sub-accounting, arranging for bank wires, and providing office space, equipment, telephone facilities and various personnel including clerical, supervisory and computer.


                  As required by Rule 12b-1, the Investor A Plan was approved by the holders of the Investor A Shares and by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of that Plan (the "Independent Trustees"). The Investor B Plan has been approved by the Board of Trustees, including a majority of the Independent Trustees, and by the initial Investor B Shareholders of each Fund.


                  For the fiscal period from September 14, 1998 to May 31, 1999, SEI received $___________ pursuant to the Investor A Plan to compensate dealers for their distribution and shareholder service assistance. For the fiscal period from June 1, 1998 to September 20, 1998, BISYS received $612,647 pursuant to the Investor A Plan to compensate dealers for their distribution and shareholder service assistance.

                  For the fiscal period from September 21, 1998 to May 31, 1999, SEI received $226,863 pursuant to the Investor B Plan to compensate dealers for their distribution and shareholder service assistance. For the fiscal period from June 1, 1998 to September 20, 1998, BISYS received $469,426 pursuant to the Investor B Plan to compensate dealers for their distribution and shareholder service assistance.


                  The Plans may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of the applicable class of the Fund. Any change in a Plan that would materially increase the distribution cost to the Fund requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Group shall be committed to the discretion of such Independent Trustees. All agreements with any person relating to the implementation of a Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding shares of the applicable class of the Fund. The Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plans should be implemented or continued. In addition the Trustees in approving the Plans must determine that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.

                  The Board of Trustees of the Group believes that the Plans are in the best interests of the Funds since they encourage Fund growth. As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

                  As authorized by the Investor B Plan, SEI has entered into a Service and Commission Agreement with Security Distributors, Inc. ("SDI"), Security Benefit Group, Inc. ("SBG") and First of America Brokerage Service, Inc. ("FOA Brokerage") which relates to purchases of Investor B Shares made prior to January 1, 1995. Pursuant to the Service and Commission Agreement, FOA Brokerage performs certain brokerage and related services in connection with the purchase of Investor B Shares by its customers and maintains shareholder accounts for such customers. Also pursuant to the Service and Commission Agreement, SBG provides financing assistance, consistent with the Investor B Plan, in connection with the services performed by FOA-Brokerage. Services provided by FOA-Brokerage include placing orders to purchase Investor B Shares, as agent for its customers, pursuant to the terms of its Dealer Agreement; providing shareholder liaison services; responding to inquiries; providing such information as FOA-Brokerage and SDI mutually determine to be appropriate in order to properly (maintain shareholder accounts; and providing at its own expense such office space equipment, facilities and personnel as may be reasonably necessary or beneficial in order to provide such services to customers. In consideration for such services, FOA-Brokerage receives from SBG a commission rate of 4.00% of the net asset value of Investor B Shares purchased by FOA-Brokerage as agent for its customers. SDI, either directly or through an affiliate, receives amounts specified in the Shareholder Services and Financing Agreement dated February 1, 1994 between SEI and SDI. Under that Agreement, SDI receives compensation for financing assistance at the annual rate of up to 0.75% of the average daily net assets of Investor B Shares of each Fund and compensation for shareholder support services at an annual rate of up to 0.25% of the average daily net assets of the Investor B Shares of each Fund.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING SERVICES

                  National City Bank, 1900 East Ninth Street, Cleveland, Ohio 44114, an affiliate of IMC serves as Custodian to the Group pursuant to the Custodian Services Agreement dated as of July 24, 1998. Union Bank of California serves as Custodian for the International Discovery Fund pursuant to an Agreement dated July 31, 1995. The Custodians' responsibilities include safeguarding and controlling the Funds, cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments.


                  State Street Bank and Trust Company, P.O. Box 8590, Boston, MA 02266, serves as transfer agent and dividend disbursing agent (the "Transfer Agent") for all Funds of the Group pursuant to the Transfer Agency Agreement dated as of September 14, 1998, as amended. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services: maintenance of shareholder records for each of the Group's shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the Group on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services, the Transfer Agent receives a fee based on the number of shareholders of record. Prior to September 14, 1998, BISYS served as the Fund's transfer agent and disbursing agent. For the fiscal period from September 14, 1998 to May 31, 1999, State Street received $1,710,000 from the Group for services as Transfer Agent for all portfolios of the Group. For the fiscal period from June 1, 1998 to September 14, 1998, the fiscal period ended May 31, 1998 and the fiscal year ended June 30, 1997 , BISYS received $680,000, $2,576,000, and $2,091,000, respectively, from the Group for services as transfer agent for all portfolios of the Group.


                  In addition, BISYS Ohio, 3435 Stelzer Road, Columbus, Ohio 43219 provides certain fund accounting services to the Group pursuant to a Fund Accounting Agreement dated January 26, 1993, as amended. BISYS Ohio receives a fee for such services, computed daily and paid periodically at an annual rate of 0.016% of the average daily net assets of each Money Market Fund and 0.022% of the average daily net assets of each of the other Funds. Under such Agreement, BISYS Ohio maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial, balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the daily net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Funds' Custodian, affirmation to the Funds' Custodian of all portfolio trades and cash settlements, verification and reconciliation with the Funds, Custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds. The Funds reimburse National City Bank for its direct and indirect costs and expenses incurred in rendering custodial services, except that the costs and expenses borne by each Fund in any year may not exceed .020% of each portfolios first $100 million of average daily net assets, .010% of each portfolios next $650 million of average daily net assets and .008% of the average daily net assets of each portfolio which exceed $750 million.


                  For such services, for fiscal year ended May 31, 1999, the fiscal period ended May 31, 1998 and the fiscal year ended June 30, 1997, BISYS Ohio received $1,596,000, $1,746,000 and $1,722,000, respectively, from the Group.


INDEPENDENT AUDITORS

                  The Financial Statements of the Group as of May 31, 1999, which appear in the Group's Annual Report dated May 31, 1999, have been audited by PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, Ohio 43215, independent auditors. The Financial Statements are incorporated herein by reference to the Annual Report in reliance upon such report and on the authority of PricewaterhouseCoopers LLP as experts in auditing and accounting.

LEGAL COUNSEL

Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996 is counsel to the Group and will pass upon certain legal matters pertaining to the shares offered hereby.

                                              ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

                  The Parkstone Group of Funds is a Massachusetts business trust. The Group was organized on March 25, 1987, and the Group's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on March 27, 1987. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Group presently has sixteen series of shares, representing interests in each series of the Group. The shares of each of the Funds of the Group, other than the Money Market Funds are offered in three separate classes: Investor A Shares, Investor B Shares and Institutional Shares. Shares of the Money Market Funds are offered in two separate classes: Investor A Shares and Institutional Shares, except for the Prime Obligations Fund which offers Investor A Shares, Investor B Shares and Institutional Shares. The Group's Declaration of Trust authorizes the Board of Trustees to classify or re-classify any unissued shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

                  Shares of each of the Group's Funds have no subscription or pre-emptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, shares of the Group's Funds will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund at a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

                  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the shareholders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in fundamental investment policy submitted to shareholders would be effectively acted upon with respect to a Fund only if approved by majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Group voting without regard to a Fund.

                  Shareholders are entitled to one vote for each dollar value invested and fractional votes for any fraction of a dollar invested and will vote in the aggregate, and not by class except as otherwise required by the 1940 Act or other applicable law, or when the matter to be voted upon affects only interests of the shareholders of a particular class. Voting rights are not cumulative, and, accordingly, the holders of more than 50% of the Group's outstanding shares may elect all of the Trustees, irrespective of the votes of other shareholders.

                  The Group does not intend to hold annual shareholder meetings except as may be required by the 1940 Act. The Group's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Group entitled to vote.

                  The Group's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law) to (a) sell and convey the assets of a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a class of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares of the Group if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of a class participating in such combination and, in connection therewith, to cause all outstanding shares of any class to be redeemed at their net asset value or converted into shares of another class of the Group's shares at their net asset value. However, the exercise of such authority by the Board of Trustees may be subject to certain restrictions under the 1940 Act. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

VOTE OF A MAJORITY OF THE OUTSTANDING SHARES

                  As used in the Prospectuses and the Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Group or the Fund, means the affirmative vote, at an annual or special meeting of shareholders duly called, of the lesser of: (a) 67% or more of the votes of shareholders of the Group or the Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Group or the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Group or the Fund.

SHAREHOLDER AND TRUSTEE LIABILITY

                  Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Group's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the obligations of the Group, and that every written agreement, obligation, instrument, or undertaking made by the Group shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust also provides that the Group shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Group, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Group itself would be unable to meet its obligations.

                  The Declaration of Trust states further that no Trustee, officer, or agent of the Group shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of the Group's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except on his own bad faith, willful-misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of

Trust also provides that all persons having any claim against the Trustees or the Group shall look solely to the assets of the trust for payment.

ADDITIONAL TAX INFORMATION

                  Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

                  A non-deductible excise tax is also imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year were less than the required amount, a particular Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

                  Each of the Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends paid to a shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure to report properly payments of interest or dividends.

                  The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund, and Investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

                  In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

                  Information set forth in the Prospectuses and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.


ADDITIONAL TAX INFORMATION CONCERNING THE EXEMPT FUNDS


                  As indicated in the Prospectuses, the Exempt Funds are designed to provide shareholders with current tax-exempt interest income. The Exempt Funds are not intended to constitute balanced investment programs and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Exempt Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts, since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Exempt Funds, dividends being tax-exempt; furthermore, such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Exempt Funds may not be appropriate investments for entities which are "substantial users," or "related persons" thereof, of facilities financed by private activity bonds held by an Exempt Fund. "Substantial user" is defined under U.S. Treasury Relations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds represent more than 50% of the total revenues derived by any users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

                  The percentage of total dividends paid by an Exempt Fund with respect to any taxable year which qualifies as federal exempt interest dividends will be the same for all shareholders receiving dividends during such year. In order for an Exempt Fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter, at least 50% of the aggregate value of the Exempt Fund must consist of exempt-interest obligations. In addition, the Exempt Fund must distribute 90% of the aggregate exempt-interest income and 90% of the investment company taxable income earned by it during the taxable year. After the close of an Exempt Fund's taxable year, the Exempt Fund will notify each shareholder of the portion of the dividends paid by the Exempt Fund to the shareholder with respect to such taxable year which constitutes an exempt-interest dividend. However, the aggregate amount of dividends as designated cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Exempt Fund during the taxable year over any amounts disallowed as deductions under Section 265 and 171(a)(2) of the Code.

                  As indicated in the Prospectuses, each Exempt Fund may acquire rights regarding specified portfolio securities under puts. See "INVESTMENTS AND RISKS Additional Information on Portfolio Instruments-Puts" in this Statement of Additional Information. The policy of each Exempt Fund is to limit its acquisition of puts to those under which it will be treated for federal income tax purposes as the owner of the Exempt Securities acquired subject to the put and the interest on the Exempt Securities will be tax-exempt to it. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts that each Exempt Fund could acquire under the 1940 Act. Therefore, although each Exempt Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion.

                  The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Exempt Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of each Exempt Fund or its shareholders or of Michigan state income tax treatment of the Michigan Municipal Bond Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly potential purchasers of shares of these Funds are urged to consult their own tax advisers with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

ADDITIONAL TAX INFORMATION CONCERNING THE INTERNATIONAL DISCOVERY FUND

                  If, for any reason, the International Discovery Fund were treated as a United Kingdom ("UK") resident, the worldwide income and capital gains of the International Discovery Fund would be subject to UK tax. If, for any reason, the International Discovery Fund were treated as having a permanent establishment in the UK, the Fund's UK source income (although not its capital gains), if any, would become subject to UK tax and certain other advantages otherwise available to the International Discovery Fund under the double tax treaty between the UK and the U.S. would not be available. Provided that the International Discovery Fund is not treated as being resident or having a permanent establishment in the UK, such Funds will not incur any UK tax liability with respect to the types of income or gains that they are likely to receive, except with respect to income on UK securities held in the portfolios of the International Discovery Fund. The Group believes, based on the advice of special counsel, that it would be highly unlikely for the Fund to be deemed or treated as being UK residents for UK tax purposes or having a permanent establishment in the UK pursuant to the double tax treaty between the U.S. and the UK as a result of the activities of both Funds' Investment Adviser.

PERFORMANCE INFORMATION

                  From time to time, performance information for the Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a class of shares in a Fund will be calculated for the period since the establishment of the Funds and will reflect the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in a class of shares in a Fund at the beginning by the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gain distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a class of shares will be computed by dividing a class of shares, net investment income per share earned during a recent one-month period by that class of shares' per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

                  In addition, from time to time the Funds may present their respective distribution rates for a class of shares in shareholder reports and in supplemental sales literature which is accompanied or preceded by a prospectus. Distribution rates will be computed by dividing the distribution per share of a class made by a Fund over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

                  Standardized yield and total return quotations will be computed separately for Investor A Shares and the other classes of the Funds. Because of differences in the fees and/or expenses borne by different classes of shares of the Funds, the net yield and total return on Investor A Shares may be different from that for another class of the same Fund. For example, net yield and total return on Investor A Shares is expected, at any given time, to be lower than the net yield and total return on Institutional Shares of the same period.

YIELDS OF THE MONEY MARKET FUNDS


                  For the seven-day period ended May 31, 1999, the yield and compounded effective yield for the Investor A Shares of the Prime Obligations Fund, U.S. Government Obligations Fund, the Treasury Fund and the Tax-Free Fund were, respectively: 4.26% and 4.35%; 4.21% and 4.30%; 4.16% and 4.25%; and
2.74% and 2.78%. For the thirty-day period ended May 31, 1999, the yield and compounded effective yield for the Investor A Shares of the Prime Obligations Fund, U.S. Government Obligations Fund, the Treasury Fund and the Tax-Free Fund were, respectively: 4.22% and 4.31%; 4.13% and 4.21%; 4.05% and 4.13%; and
2.71% and 2.74%.

                  For the seven-day period ended may 31, 1999, the yield and compounded effective yield for the Institutional Shares of the Prime Obligations Funds, U.S. Government Obligations Fund, the Treasury Fund and the Tax-Free Fund were, respectively: 4.36% and 4.45%; 4.31% and 4.40%; 4.15% and 4.23%; and
2.84% and 2.88%. For the thirty-day period ended May 31, 1999, the yield and compounded effective yield for the Institutional Shares of the Prime Obligations Fund, the U.S. Government Obligations Fund, the Treasury Fund and the Tax-Free Fund were, respectively: 4.32% and 4.41%; 4.23% and 4.31%; 4.15% and 4.23%;
and 2.81% and 2.84%.


                  The standardized seven-day yield for each of the Money Market Funds is computed: (1) by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in that Fund having a balance of one share at the beginning of the seven-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts; (2) dividing the difference by the value of the account at the beginning of the base period to obtain the base period return; and (3) annualizing the results (i.e., multiplying the base period return by (365/7)). The net change in the account value of each of the Money Market Funds includes the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any additional shares, and all fees, other than non-recurring account or sales charges charged to all shareholder accounts in proportion to the length of the base period and assuming that Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are net realized gains and losses from the sale of securities and unrealized appreciation and depreciation.

                  The effective yield for each of the Money Market Funds is computed by compounding the base period return, as calculated above by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result. Each of the thirty-day yields and effective yields is calculated as described above except that the base period is 30 days rather than 7 days.


                  For the seven-day period ended May 31, 1999, the tax-equivalent yield (using a federal income tax rate of 39.6%) of the Investor A Shares of the Tax-Free Fund was 4.54% and its tax-equivalent effective yield (using a federal income tax rate of 39.6%) for the same period was 4.60%. For the thirty-day period ended May 31, 1999, the tax-equivalent yield of the Investor A Shares of the Tax-Free Fund (using a federal income tax rate of 39.6%) was 4.49% and its tax-equivalent effective yield (using a federal income tax rate of 39.6%) for the same period was 4.54%.

                  For the seven-day period ended May 31, 1999, the tax-equivalent yield (using a federal income tax rate of 39.6%) of the Institutional Shares of the Tax-Free Fund was 4.70% and its tax-equivalent effective yield (using a federal income tax rate of 39.6%) for the same period was 4.77%. For the thirty-day period ended May 31, 1999, the tax-equivalent yield of the Institutional Shares of the Tax-Free Fund (using a federal income tax rate of 39.6%) was 4.65% and its tax-equivalent effective yield (using a federal income tax rate of 39.6%) for the same period was 4.70%.

                  The Tax-Free Fund's tax-equivalent yields were computed by dividing that portion of the Tax-Free Fund's yield which is tax-exempt by one minus the stated income tax rate and adding the result to that portion, if any, of the Tax-Free Fund's yield that is not tax-exempt. The Tax-Free Fund's tax-equivalent effective yields were computed by dividing that portion of the effective yield which is tax-exempt by one minus the stated income tax rate and adding to that result the portion, if any, of the Tax-Free Fund's effective yield that is not tax-exempt.

                  At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

YIELDS OF THE NON-MONEY MARKET FUNDS

                  As summarized in the Prospectuses under the heading "PERFORMANCE INFORMATION," yields of each of the Non-Money Market Funds will be computed by analyzing net investment income per share for a recent thirty-day period and dividing that amount by a Fund share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Non-Money Market Funds will vary from time depending upon market conditions, the composition of a Fund's portfolio and operating expenses of the Group allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of each of the Funds.

                  In addition, for the Municipal Bond Fund and the Michigan Municipal Bond Fund, tax-equivalent yields will be computed by dividing that portion of a Fund's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding that result to that portion, if any, of the yield of that Fund which is not tax exempt.

                  For the 30-day period ended May 31, 1999, the yields, calculated as set forth above, for the Funds were as follows:



                                                             Investor A Shares With    Investor B      Investor I
                                                                   Sales Load            Shares          Shares

Parkstone Small Capitalization Fund                                    0.00%             0.00%           0.00%
                                                                       =====             =====           =====
Parkstone Mid Capitalization Fund                                      0.00%             0.00%           0.00%
                                                                       =====             =====           =====
Parkstone Large Capitalization Fund                                    0.00%             0.00%           0.00%
                                                                       =====             =====           =====
Parkstone International Discovery Fund                                 0.00%             0.00%           0.00%
                                                                       =====             =====           =====
Parkstone Equity Income Fund                                           0.71%             0.00%           1.01%
                                                                       =====             =====           =====
Parkstone Balanced Allocation Fund                                     3.06%             2.46%           3.46%
                                                                       =====             =====           =====
Parkstone Bond Fund                                                    4.99%             4.49%           5.50%
                                                                       =====             =====           =====


                                                    Investor A Shares With    Investor B      Investor I
                                                           Sales Load            Shares          Shares


Parkstone Limited Maturity Fund                              5.12%             4.50%           5.52%
                                                             =====             =====           =====
Parkstone Intermediate Government Obligations Fund           4.24%             3.70%           4.71%
                                                             =====             =====           =====
Parkstone U.S. Government Income Fund                        4.89%             4.38%           5.40%
                                                             =====             =====           =====


                  The tax-equivalent yields for the Municipal Bond Funds for the 30-day period ended May 31, 1999 (assuming a 39.6% federal tax rate for the Municipal Bond Fund and a 4.4% Michigan income tax rate for the Michigan Municipal Bond Fund) were as follows:



                                                 Investor A Shares           Investor        Institutional
                                                  With Sales Load            B  Shares          Shares

Parkstone National Tax Exempt Bond Fund                 4.72%                  3.69%             5.36%
                                                        =====                  =====             =====
Parkstone Michigan Municipal Bond Fund                  4.95%                  4.00%             5.58%
                                                        =====                  =====             =====


CALCULATION OF TOTAL RETURN

                  As summarized in the Prospectuses under the heading "PERFORMANCE INFORMATION," average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and (less the maximum sales charge, if any) all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.


                  For the one-year period ended May 31, 1999, the five-year period ended June 30, 1999, and the period from commencement of operations to May 31, 1999, the average annual total returns for the Investor A Shares of the following Funds, assuming the imposition of the maximum sales load, were: Small Capitalization Fund, (23.38)%, 7.86% and 11.00%; Mid Capitalization Fund, 2.14%, 13.73% and 12.52%; Equity Income Fund, 5.98%, 15.23% and 12.95%;
Balanced Allocation Fund, (2.40)%, 10.51% and 9.41%; Bond Fund, (2.34)%, 5.74%
and 6.99%; Limited Maturity Bond Fund, 1.94%, 5.04% and 6.12%; Intermediate Government Obligations Fund, (1.08)%, 4.76% and 6.11%; National Tax
Exempt Bond Fund, (1.57)%, 3.97% and 5.27%; and Michigan Municipal Bond Fund, (1.53)%, 4.29% and 5.43%. For the one-year period ended May 31, 1999, and the period from commencement of operations to May 31, 1999, the average annual total returns for the Investor A Shares of the following Funds, assuming the imposition of the maximum sales load, were: Large Capitalization Fund, 16.64% and 24.50%; Government Income Fund, (0.48)% and 5.26%; and International Discovery Fund, (10.41)% and 7.83%.

                  For the one-year period ended May 31, 1999, the five-year period ended June 30, 1999 and the period from the commencement of operations to May 31, 1999 the average annual total returns for the Investor A Shares of the following Funds, excluding the effect of any sales charges, were: Small Capitalization Fund, (18.92)%, 9.09% and 11.63%; Mid Capitalization Fund, 8.08%, 15.03% and 13.16%; Equity Income Fund, 12.12%, 16.54% and 13.59%;
Balanced Allocation Fund, 2.47%, 11.59% and 10.14%; Bond Fund, 2.55%, 6.78% and 7.51%; Limited Maturity Bond Fund, 4.84%, 5.63% and 6.42%; Intermediate Government Obligations Fund, 3.83%, 5.78% and 6.64%; National Tax Exempt Bond Fund, 3.29%, 4.99% and 5.78%; and Michigan Municipal Bond Fund, 3.38%, 5.31% and 6.00%. For the one-year period ended May 31, 1999, and the period from commencement of operations to May 31, 1999, the average annual total returns for the Investor A Shares of the following Funds, excluding the effect of any sales charges, were: Large Capitalization Fund, 23.42% and 26.63%; Government Income Fund, 4.46% and 6.04%; and International Discovery Fund, (5.20)% and 8.79%.

                  For the one-year period ended May 31, 1999 and the period from the commencement of operations to May 31, 1999, the average annual total returns for the Investor B Shares of the following Funds, assuming the imposition of the maximum contingent deferred sales charges, were: Small Capitalization Fund, (23.07)% and 6.41%; Mid Capitalization Fund, 2.57% and 12.03%; Large Capitalization Fund, 17.38% and 25.19%; Equity Income Fund,
6.36% and 13.60%; Balanced Allocation Fund, (3.17)% and 9.02%; Bond Fund, (3.18)% and 4.78%; Limited Maturity Bond Fund, (0.93)% and 4.08%; Intermediate Government Obligations Fund, (1.99)% and 3.99%; Government Income Fund,
(1.17)% and 5.10%; National Tax Exempt Bond Fund, (2.40)% and 3.34%; International Discovery Fund, (10.33)% and 2.90%; and Michigan Municipal Bond Fund, (2.42)% and 3.62%.

                  For the one-year period ended May 31, 1999, and the period from commencement of operations to May 31, 1999, the average annual total returns for the Investor B Shares of the following Funds, excluding the effect of any contingent deferred sales charges, were: Small Capitalization Fund, (19.02)% and 6.41%; Mid Capitalization Fund, 7.19% and 12.03%; Large Capitalization Fund, 22.38% and 25.72%; International Discovery Fund, (5.89)% and 2.90%; Equity Income Fund, 11.22% and 13.60%; Balanced Allocation Fund, 1.72% and 9.02%; Government Income Fund, 3.76% and 5.10%; Bond Fund, 1.66% and 4.78%; Limited Maturity Bond Fund, 4.03% and 4.08%; Intermediate Government Obligations Fund, 2.96% and 3.99%; National Tax Exempt Bond Fund, 2.53% and 3.34%; and Michigan Municipal Bond Fund, 2.52% and 3.62%.

                  For the one-year period ended May 31, 1999, the five-year period ended May 31, 1999, and the period from commencement of operations to May 31, 1999, the average annual total returns for the Institutional Shares of the following Funds were: Small Capitalization Fund, (18.71)%, 9.32% and 11.79%; Mid Capitalization Fund, 8.20%, 15.15% and 13.23%; Equity Income Fund, 12.40%, 16.73% and 13.70%; Balanced Allocation Fund, 2.73%, 11.84% and 10.32%; Bond
Fund,  2.70%, 7.15% and  7.70%; Limited Maturity Bond

Fund, 5.12%, 5.88% and 6.57%; Intermediate Government Obligations Fund, 4.01%, 6.00% and 6.77%; National Tax Exempt Bond Fund, 3.56%, 5.26% and 5.93%; Michigan Municipal Bond Fund, 3.54%, 5.57% and 6.16%; Government Income Fund, 4.73%, 6.92% and 6.24%; and International Discovery Fund, (4.94)%, 5.66% and 9.06%. For the one-year period ended May 31, 1999, and the period from commencement of operations to May 31, 1999, the average annual total returns for Institutional Shares of the Large Capitalization Fund were 23.67% and 27.30%.


DISTRIBUTION RATES


                  Each of the Funds may from time to time advertise current distribution rates which are calculated in accordance with the method disclosed in the Prospectuses. For the fiscal period ended May 31, 1999, the distribution rates for the Investor A Shares of the Funds, including the effect of sales loads and capital gains, were as follows: Small Capitalization Fund, 12.91%; Mid Capitalization Fund, 12.33%; Large Capitalization Fund, 1.44%; International Discovery Fund, 5.59%; Equity Income Fund, 12.72%; Balanced Allocation Fund, 4.51%; Bond Fund, 5.50%; Limited Maturity Bond Fund,
5.49%; Intermediate Government Obligations Fund, 4.65%; Government Income
Fund, 5.71%; National Tax Exempt Bond Fund, 4.45%; and Michigan Municipal
Bond Fund, 4.46%. For the fiscal period ended May 31, 1999, the distribution rates, including the effect of sales loads but excluding the effect of capital gains, for the Investor A Shares of the Funds were as follows: Small Capitalization Fund, 0.00%; Mid Capitalization Fund, 0.00%; Large Capitalization Fund, 0.00%; International Discovery Fund, 0.00%; Equity
Income Fund, 1.15%; Balanced Allocation Fund, 1.94%; Bond Fund, 5.25%;
Limited Maturity Bond Fund, 5.49%; Intermediate Government Obligations Fund, 4.65%; Government Income Fund, 5.71%; National Tax Exempt Bond Fund, 3.39%;
and Michigan Municipal Bond Fund, 3.83%.

                  Excluding the effect of sales loads but including the effect of capital gains, for the fiscal period ended May 31, 1999, the distribution rates for the Investor A Shares of the Funds were as follows: Small Capitalization Fund, 13.66%; Mid Capitalization Fund, 13.04%; Large Capitalization Fund, 1.52%; International Discovery Fund, 5.91%; Equity
Income Fund, 13.46%; Balanced Allocation Fund, 4.73%; Bond Fund, 5.77%; Limited Maturity Bond Fund, 5.65%; Intermediate Government Obligations Fund, 4.89%; Government Income Fund, 6.00%; Municipal Bond Fund, 4.68%; and
Michigan Municipal Bond Fund, 4.68%. For the fiscal period ended May 31, 1999, the distribution rates, excluding the effect of capital gains and sales loads for the Investor A Shares of the Funds were as follows: Small Capitalization Fund, 0.00%; Mid Capitalization Fund, 0.00%; Large Capitalization Fund,
0.00%; International Discovery Fund, 0.00%; Equity Income Fund, 1.22%; Balanced Allocation Fund, 2.03%; Bond Fund, 5.52%; Limited Maturity Bond
Fund, 5.65%; Intermediate Government Obligations Fund, 4.89%; Government Income Fund, 6.00%; National Tax Exempt Bond Fund, 3.56%; and Michigan Municipal Bond Fund, 4.02%.


                  Distribution rates for the Investor B Shares of the Funds, including the effect of sales loads are not calculated by the Group, nor are they advertised. Distribution rates for the

Investor B Shares of the Funds, excluding the effect of sales loads but including the effect of capital gains, for the fiscal period ended May 31, 1999, were as follows: Small Capitalization Fund, 14.20%; Mid Capitalization Fund, 14.00%; Large Capitalization Fund, 1.56%; International Discovery Fund,
6.16%; Equity Income Fund,13.03%; Balanced Allocation Fund, 3.92%; Bond
Fund, 4.98%; Limited Maturity Bond Fund, 4.86%; Intermediate Government Obligations Fund, 4.13%; Government Income Fund, 5.21%; Municipal Bond Fund, 3.92%; and Michigan Municipal Bond Fund, 3.92%. For the fiscal period ended
May 31, 1999, the distribution rates, excluding the effect of capital gains and sales loads for the Investor B Shares of the Funds were as follows: Small Capitalization Fund, 0.00%; Mid Capitalization Fund, 0.00%; Large
Capitalization Fund, 0.00%; International Discovery Fund, 0.00%; Equity
Income Fund, 0.69%; Balanced Allocation Fund, 1.22%; Bond Fund, 4.72%;
Limited Maturity Bond Fund, 4.86%; Intermediate Government Obligations Fund, 4.13%; Government Income Fund, 5.21%; National Tax Exempt Bond Fund, 2.80%;
and Michigan Municipal Bond Fund, 3.26%.



                  For the fiscal period ended May 31, 1999, the distribution rates, including the effect of capital gains, for the Institutional Shares of the Funds were as follows: Prime Obligations Fund, 4.66%; Small Capitalization Fund, 13.37%; Mid Capitalization Fund, 12.89%; Large Capitalization Fund,
1.51%; International Discovery Fund, 5.84%; Equity Income Fund, 13.77%;
Balanced Allocation Fund, 4.99%; Bond Fund, 6.02%; Limited Maturity Bond
Fund, 5.93%; Intermediate Government Obligations Fund, 5.16%; Government
Income Fund, 4.94%; Municipal Bond Fund, 4.93%; and Michigan Municipal Bond Fund, 4.94%. For the fiscal period ended May 31, 1999, the distribution rates, excluding the effect of capital gains, for the Institutional Shares of the Funds were as follows: Prime Obligations Fund, 4.66%; Small Capitalization Fund, 0.00%; Mid Capitalization Fund, 0.00%; Large Capitalization Fund, 0.00%; International Discovery Fund, 0.02%; Equity Income Fund, 1.46%; Balanced Allocation Fund, 2.29%; Bond Fund, 5.76%; Limited Maturity Bond Fund,
5.93%; Intermediate Government Obligations Fund, 5.16%; Government Income
Fund, 6.27%; National Tax Exempt Bond Fund, 3.82% and Michigan Municipal
Bond Fund, 4.28%.


PERFORMANCE COMPARISONS

                  Investors may judge the performance of the Funds by comparing their performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as the Morgan Stanley Capital International EAFE Index and those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Shearson Lehman Brothers, Inc. and The Russell 2000 Index and to data prepared by Lipper, Inc., a widely recognized independent service which monitors the performance of mutual funds, Morningstar, Inc. and the Consumer Price Index. Comparisons may also be made to indices or data published in Donoghue's MONEY FUND REPORT of Holliston, Massachusetts 01746, a nationally recognized money market fund reporting service, Money Magazine, Forbes, Barron's, The Wall Street Journal, The Bond Buyer's Weekly 20-Bond Index, The Bond Buyer's Index, The Bond Buyer, The New York Times, Business Week, Pensions and Investments and U.S.A. Today. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

                  From time to time, the Funds may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions past or anticipated portfolio holdings for one or more of the funds within the Group; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

                  Morningstar, Inc., Chicago, Illinois, rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based upon a fund's historical risk/reward ratio as determined by Morningstar relative to other funds in that fund's class. Funds are divided into classes based upon their respective investment objectives. The one- to five-star ratings represent the following ratings by Morningstar, respectively:
Lowest, Below Average, Neutral, Above Average and Highest.

                  Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments which provide fixed returns for a stated period of time. Yield and performance are functions of a Fund's quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts by the Investment Adviser or its affiliated or correspondent banks for cash management services will reduce a Fund's effective yield to customers.

MISCELLANEOUS

                  Individual Trustees are elected by the shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the shareholders voting not less than a majority of the shares then outstanding, cast in person or by proxy at any meeting called for that purpose, or by a written declaration signed by shareholders voting not less than two thirds of the shares then outstanding.

                  The Group is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Group. The 1999 Annual Report and, when available, the November 30, 1999 Semi-Annual Report to shareholders of the Group are incorporated herein by reference. These reports include the financial statements for the fiscal period ended May 31, 1999. In addition, the Annual Report includes management's discussion of Fund performance for each of the Non-Money Market Funds, as well as line graph comparisons to appropriate broad-based securities indices.

                  The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

                  The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.

                  As of May 31, 1999, the Trustees and officers of the Group, as a group, owned less than one percent of the shares of any Fund of the Group.


                  As of August 20, 1999, the following persons were the record owners of more than 5% of the Investor A Shares, Investor B Shares and Institutional Shares of each of the Group's Funds:




                                                                                   SHARES                PERCENT
FUND                                      OWNER                                     OWNED                 OWNED


Prime Obligations A Shares              BISYS Fund Services                      2,030,916.3900         11.02
                                        FBO Commercial Bank of Everett
                                        Attn:  Mike Bryan
                                        3435 Stelzer Road
                                        Columbus, OH  43219-6004

                                        BISYS Fund Services                      6,934,348.7400         37.62
                                        FBO Heritage Savings Bank
                                        Attn:  Mike Bryan
                                        3435 Stelzer Road
                                        Columbus, OH  43219-6004

                                        Corelink Financial Inc.                  3,822,653.4300         20.74
                                        P.O. Box 4054
                                        Concord, CA  94524-4054

U.S. Gov't Obligations A                BISYS Fund Services                        228,500.00            7.27
Shares                                  FBO First National Bank of Leesport
                                        Attn:  Mike Bryan
                                        3435 Stelzer Road
                                        Columbus, OH  43219-6004




                                                                                   SHARES                PERCENT
FUND                                      OWNER                                     OWNED                 OWNED


                                        BISYS Fund Services                      2,255,000.0000         71.76
                                        FBO Bank Rhode Island
                                        Attn:  Mike Bryan
                                        3435 Stelzer Road
                                        Columbus, OH  43219-6004

                                        Coventry Place LLC TIRF                    160,606.5800          5.11
                                        31100 Telegraph Road
                                        Suite 200
                                        Bingham Farmss, MI  48025

Tax Free Obligations A                  Frank K. Zinn and Ruth A. Zinn, JT TEN      60,021.4700          5.78
Shares                                  c/o Dykema Gossett
                                        400 Renaissance Center
                                        35th Floor
                                        Detroit, MI  48243-1502

                                        Corelink Financial Inc.                    829,154.4650         79.91
                                        P.O. Box 4054
                                        Concord, CA  94524-4054

Mid Capitalization A                    Corelink Financial Inc.                    386,396.2800         12.37
Shares                                  P.O. Box 4054
                                        Concord, CA  94524-4054

Small Capitalization A                  Wilmington Trust Co.,                      201,876.4980          7.79
Shares                                  Trust Zeneca Holdings DCP
                                        DTD 4-1-93 A/C 29510-0
                                        c/o Mutual Funds
                                        P.O. Box 8882
                                        Wilmington, DE  19899-8882

                                        Corelink Financial Inc.                    221,292.8260          8.54
                                        P.O. Box 4054
                                        Concord, CA  94524-4054

Equity Income A Shares                  Corelink Financial Inc.                    229,020.0840          5.47
                                        P.O. Box 4054
                                        Concord, CA  94524-4054

Limited Maturity Bond A                 Corelink Financial Inc.                  1,337,476.6680         65.61
Shares                                  P.O. Box 4054
                                        Concord, CA  94524-4054

Municipal Bond A Shares                 Corelink Financial Inc.                    260,294.7970         43.37
                                        P.O. Box 4054
                                        Concord, CA  94524-4054

                                        Caren M. Peterson                           30,248.5900          5.04
                                        1813 Kings Highway
                                        Rockford, IL  61107-1354




                                                                                   SHARES                PERCENT
FUND                                      OWNER                                     OWNED                 OWNED



Michigan Municipal Bond                 Corelink Financial Inc.                    306,727.2690         12.68
A Shares                                P.O. Box 4054
                                        Concord, CA  94524-4054

Balanced Allocation A Shares            Corelink Financial Inc.                     62,226.9390          5.75
                                        P.O. Box 4054
                                        Concord, CA  94524-4054

U.S. Government Income A                Corelink Financial Inc.                  1,012,876.4960         28.93
Shares                                  P.O. Box 4054
                                        Concord, CA  94524-4054

International Discovery A               Corelink Financial Inc.                    159,710.3670         10.62
Shares                                  P.O. Box 4054
                                        Concord, CA  94524-4054

Treasury Fund A Shares                  BISYS Fund Services                      3,562,484.3900         36.60
                                        FBO Heritage Savings Bank
                                        Attn:  Mike Bryan
                                        3435 Stelzer Road
                                        Columbus, OH  43219-6004

                                        Bear Stearns Securities Corp.              900,000.000           9.25
                                        FBO 220-57870-19
                                        1 Metrotech Center North
                                        Brooklyn, NY  11201-3870

                                        The Bank of New York                     2,512,805.9000         25.81
                                        TRST FOA CCMT Series 1995-2
                                        Attn:  Joyce Maccou
                                        101 Barclay Street 12E
                                        New York, NY  10286-0099

                                        BISYS Fund Services                      1,749,863.5400         17.98
                                        FBO First Federal of Spartanburg
                                        Attn:  Mike Bryan
                                        3435 Stelzer Road
                                        Columbus, OH  43219-6004

                                        BISYS Fund Services                        671,434.3700          6.90
                                        FBO Commercial Bank of Everett
                                        Attn:  Mike Bryan
                                        3435 Stelzer Road
                                        Columbus, OH  43219-6004

Large Capitalization Fund               Corelink Financial Inc.                    392,132.6870         31.62
A Shares                                P.O. Box 4054
                                        Concord, CA  94524-4054




                                                                                   SHARES                PERCENT
FUND                                      OWNER                                     OWNED                 OWNED



Prime Obligations B Shares              First Clearing Corporation                  35,297.4900          5.10
                                        A/C 8672-4507
                                        Honghong Zhang & Yuxian NIU
                                        1201 Brighton Drive
                                        Urbana, IL  61801-6414

                                        Richard C. Sloan                            75,894.3100         10.98
                                        287 Twin Lakes Drive
                                        Moultrie, GA  31768-7942

                                        Donald L. Edwards                          150,626.7500         21.78
                                        P.O. Box 1766
                                        Moultrie, GA  31776-1766

                                        SEI Trust Co. Custodian                     39,878.9200          5.77
                                        Michael D. Laughhunn
                                        SEP IRA
                                        6884 3 Mile
                                        White Cloud, MI  49349-9657

Limited Maturity                        First Clearing Corporation                  10,081.8070         10.55
Bond B Shares                           A/C 4422-0525
                                        Isaac Walker Company
                                        5727 Sheridan Road
                                        Peoria, IL  60614-4269

Intermediate                            First Clearing Corporation                  24,070.4450         19.04
Government B Shares                     A/C 3549-0227
                                        Horace B. & Joyce L. Gemmill TTE
                                        2360 McComb Drive
                                        Clio, MI  48420-1055

National Tax Exempt Bond B Shares       Donaldson Lufkin Jenrette                    5,577.4930         11.74
                                        Securities Corporation Inc.
                                        P.O. Box 2052
                                        Jersey City, NJ  07303-2052

                                        Wayne Hummer Investments LLC                12,878.0180         27.11
                                        910-33414-19
                                        Attn:  Mutual Funds
                                        P.O. Box 750
                                        Chicago, IL  60690-0750

                                        Theodore H. Stein and Dolores A. Stein       2,407.0680          5.07
                                        JTWROS
                                        153 Kingsbridge
                                        Bristol, TN  37620-2957


                                                                                   SHARES                PERCENT
FUND                                      OWNER                                     OWNED                 OWNED



                                        First Clearing Corporation                  12,117.4210         25.51
                                        A/C 1684-5440
                                        Betty J. Bowen
                                        2400 Country Club Drive
                                        Springfield, IL  62704-3262

                                        First Clearing Corporation                   2,550.1730          5.37
                                        A/C 8999-5047
                                        First of America TTEE
                                        FBO Neil Grossberger
                                        2309 Vassar
                                        Lansing, MI  48912-5135

Michigan Municipal Bond B               First Clearing Corporation                  15,411.0640          5.62
                                        A/C 1474-8811
                                        Marion E. Belloni
                                        27715 Alger Lane
                                        Madison Heights, MI  48071-4523

Prime Obligations                       National City Bank of                  536,259,664.0700         85.77
Institutional Shares                    Michigan/Illinois
                                        Trust Operations
                                        Trust I
                                        P.O. Box 4042
                                        Kalamazoo, MI  49003-4042

                                        National City Bank of                   71,058,911.0700         11.36
                                        Michigan/Illinois
                                        Trust Operations
                                        Trust 2
                                        P.O. Box 4042
                                        Kalamazoo, MI  49003-4042

U.S. Gov't Obligations                  National City Bank of                   83,348,573.1900         71.92
Institutional Shares                    Michigan/Illinois
                                        Trust Operations
                                        Trust I
                                        P.O. Box 4042
                                        Kalamazoo, MI  49003-4042

                                        National City Bank of                   29,699,399.0300         25.63
                                        Michigan/Illinois
                                        Trust Operations
                                        Trust 2
                                        P.O. Box 4042
                                        Kalamazoo, MI  49003-4042




                                                                                   SHARES                PERCENT
FUND                                      OWNER                                     OWNED                 OWNED



Tax Free Obligations                    National City Bank of                   90,012,040.6500         96.29
Institutional Shares                    Michigan/Illinois
                                        Trust Operations
                                        Trust I
                                        P.O. Box 4042
                                        Kalamazoo, MI  49003-4042

Mid Capitalization                      National City Bank of                    8,192,536.9570         39.43
Institutional Shares                    Michigan/Illinois
                                        Trust Operations
                                        Cash
                                        P.O. Box 4042
                                        Kalamazoo, MI  49003-4042

                                        National City Bank of                    5,449,610.5360         26.23
                                        Michigan/Illinois
                                        Trust Operations
                                        Reinvest
                                        P.O. Box 4042
                                        Kalamazoo, MI  49003-4042

                                        Sheldon & Co.                            6,569,839.1110         31.62
                                        Attn:  Mutual Funds
                                        P.O. Box 94984
                                        Cleveland, OH  44101-4984

Small Capitalization                    National City Bank of                    4,834,442.6780         46.40
Institutional Shares                    Michigan/Illinois
                                        Trust Operations
                                        Cash
                                        P.O. Box 4042
                                        Kalamazoo, MI  49003-4042

                                        National City Bank of                    3,072,508.4590         29.49
                                        Michigan/Illinois
                                        Trust Operations
                                        Reinvest
                                        P.O. Box 4042
                                        Kalamazoo, MI  49003-4042

                                        Sheldon & Co.                            2,289,267.3310         21.97
                                        Attn:  Mutual Funds
                                        P.O. Box 94984
                                        Cleveland, OH  44101-4984

Equity Income                           National City Bank of                    2,199,971.1520         18.97
Institutional Shares                    Michigan/Illinois
                                        Trust Operations
                                        Cash
                                        P.O. Box 4042
                                        Kalamazoo, MI  49003-4042


                                                                                   SHARES                PERCENT
FUND                                      OWNER                                     OWNED                 OWNED



                                        National City Bank of                    8,766,506.8060         75.59
                                        Michigan/Illinois
                                        Trust Operations
                                        Reinvest
                                        P.O. Box 4042
                                        Kalamazoo, MI  49003-4042

Bond Institutional Shares               National City Bank of                   11,203,826.7030         30.79
                                        Michigan/Illinois
                                        Trust Operations
                                        Cash
                                        P.O. Box 4042
                                        Kalamazoo, MI  49003-4042

                                        National City Bank of                   13,406,035.9790         36.84
                                        Michigan/Illinois
                                        Trust Operations
                                        Reinvest
                                        P.O. Box 4042
                                        Kalamazoo, MI  49003-4042

                                        Sheldon & Co.                           11,001,783.8580         30.23
                                        Attn:  Mutual Funds
                                        P.O. Box 94984
                                        Cleveland, OH  44101-4984

Limited Maturity Bond                   National City Bank of                    3,585,650.3320         29.32
Institutional Shares                    Michigan/Illinois
                                        Trust Operations
                                        Cash
                                        P.O. Box 4042
                                        Kalamazoo, MI  49003-4042

                                        National City Bank of                    8,173,093.5430         66.83
                                        Michigan/Illinois
                                        Trust Operations
                                        Reinvest
                                        P.O. Box 4042
                                        Kalamazoo, MI  49003-4042

Intermediate Government                 National City Bank of                    3,351,842.5630         26.21
Obligations Institutional Shares        Michigan/Illinois
                                        Trust Operations
                                        Cash
                                        P.O. Box 4042
                                        Kalamazoo, MI  49003-4042


                                                                                   SHARES                PERCENT
FUND                                      OWNER                                     OWNED                 OWNED



                                        National City Bank of                    8,868,981.9910         69.34
                                        Michigan/Illinois
                                        Trust Operations
                                        Reinvest
                                        P.O. Box 4042
                                        Kalamazoo, MI  49003-4042

National Tax Exempt Bond                National City Bank of                    7,509,647.6630         83.39
Institutional Shares                    Michigan/Illinois
                                        Trust Operations
                                        Reinvest
                                        P.O. Box 4042
                                        Kalamazoo, MI 49003-4042

                                        Sheldon & Co.                              555,065.4670          6.16
                                        Attn: Mutual Funds
                                        P.O. Box 94984
                                        Cleveland, OH  44101-4984

Michigan Municipal Bond                 National City Bank of                    1,805,453.4940         10.60
Institutional Shares                    Michigan/Illinois
                                        Trust Operations
                                        Cash
                                        P.O. Box 4042
                                        Kalamazoo, MI  49003-4042

                                        National City Bank of                   14,811,332.4940         86.96
                                        Michigan/Illinois
                                        Trust Operations
                                        Reinvest
                                        P.O. Box 4042
                                        Kalamazoo, MI  49003-4042

Balanced Allocation                     National City Bank of                   10,402,900.3000         92.01
Institutional Shares                    Michigan/Illinois
                                        Trust Operations
                                        Cash
                                        P.O. Box 4042
                                        Kalamazoo, MI  49003-4042

                                        National City Bank of                      858,148.0520          7.59
                                        Michigan/Illinois
                                        Trust Operations
                                        Reinvest
                                        P.O. Box 4042
                                        Kalamazoo, MI  49003-4042

                                                                                   SHARES                PERCENT
FUND                                      OWNER                                     OWNED                 OWNED



U.S. Government Income                  National City Bank of                    1,812,869.2300         11.04
Institutional Shares                    Michigan/Illinois
                                        Trust Operations
                                        Cash
                                        P.O. Box 4042
                                        Kalamazoo, MI  49003-4042

                                        National City Bank of                   13,729,447.7960         83.60
                                        Michigan/Illinois
                                        Trust Operations
                                        Reinvest
                                        P.O. Box 4042
                                        Kalamazoo, MI  49003-4042

International Discovery                 National City Bank of                    4,196,808.1700         24.98
Institutional Shares                    Michigan/Illinois
                                        Trust Operations
                                        Cash
                                        P.O. Box 4042
                                        Kalamazoo, MI  49003-4042

                                        National City Bank of                    7,183,715.0640         42.76
                                        Michigan/Illinois
                                        Trust Operations
                                        Reinvest
                                        P.O. Box 4042
                                        Kalamazoo, MI  49003-4042

                                        Sheldon & Co.                            5,081,305.3250         30.25
                                        Attn:  Mutual Funds
                                        P.O. Box 94984
                                        Cleveland, OH  44101-4984

Treasury Fund                           National City Bank of                  279,537,746.9100         98.17
Institutional Shares                    Michigan/Illinois
                                        Trust Operations
                                        Trust 1
                                        P.O. Box 4042
                                        Kalamazoo, MI  49003-4042

Large Capitalization Fund               National City Bank of                    4,044,430.1940         20.43
Institutional Fund Shares               Michigan/Illinois
                                        Trust Operations
                                        Cash
                                        P.O. Box 4042
                                        Kalamazoo, MI  49003-4042



                                                                                   SHARES                PERCENT
FUND                                      OWNER                                     OWNED                 OWNED

                                        National City Bank of                    7,381,556.2710         37.28
                                        Michigan/Illinois
                                        Trust Operations
                                        Reinvest
                                        P.O. Box 4042
                                        Kalamazoo, MI  49003-4042

                                        Sheldon & Co.                            7,885,038.6260         39.83
                                        Attn:  Mutual Funds
                                        P.O. Box 94984
                                        Cleveland, OH  44101-4984





                  As of August 20, 1999, as a result of its possession of voting or investment power with respect to such shares, through accounts for which National City Bank and other affiliates of NCC act in a fiduciary capacity, National City Bank and other affiliates were deemed to be the record and beneficial owners of approximately ___% of the Institutional Shares of the Group as follows:



Institutional Shares Beneficially Owned



                                                                                                      Percentage
Name                                     Portfolio                                                Beneficially Owned
----                                     ---------                                                ------------------

Cookson America Inc 401K                 Parkstone Balanced Allocation                                   5.68%
Planworks 2                              Parkstone Balanced Allocation                                   5.76%
Planworks 3                              Parkstone Balanced Allocation                                   9.51%
Planworks 4                              Parkstone Balanced Allocation                                   6.26%
Planworks 8                              Parkstone Balanced Allocation                                   9.79%
Planworks Class                          Parkstone Balanced Allocation                                  14.00%
Planworks Class II                       Parkstone Balanced Allocation                                  10.50%

NCC Non Contrib Mutual Funds             Parkstone Bond                                                 28.70%

NCC Non Contrib - Mutual Funds           Parkstone International Discovery                              29.50%

NCC Non Contrib - Mutual Funds           Parkstone Large Capitalization                                 38.70%

Cookson America Inc 401K                 Parkstone Intermediate Govt Obligations                        10.40%

NCC Non Contrib - Mutual Funds           Parkstone Mid Capitalization                                   30.70%
Planworks 2                              Parkstone Mid Capitalization                                    5.74%
St Francis TSP - Contribution            Parkstone Mid Capitalization                                    8.36%

Cookson America Inc 401K                 Parkstone Small Capitalization                                  5.13%
NCC Non Contrib - Mutual Funds           Parkstone Small Capitalization                                 21.40%
Planworks 2                              Parkstone Small Capitalization                                  6.19%

MI SBA CP NTS SER 2 ACQN                 Parkstone Treasury                                              9.52%


                  Therefore, NCC owned beneficially as of such date __________% of the total outstanding shares of the Group. NCC may be presumed to control both the Group and each of the Funds because it possesses or shares investment or voting power with respect to more than 25% of the total outstanding shares of the Group and of each of the Funds. As a result, NCC may have the ability to elect the Trustees of the Group, approve the Investment Advisory

Agreements and Distribution Agreement for each of the Funds and to control any other matters submitted to the shareholders of the Funds for their approval or ratification.

                  With respect to all of the Funds, the Group's officers and directors collectively owned less than 1% of the Funds' outstanding securities.


                              FINANCIAL STATEMENTS

                  Financial Statements describing audited financial information for each Fund's operations since inception appear in the Group's Annual Report dated May 31, 1999, and on file with the SEC (File Nos. 33-13283 and 811-5105) are incorporated herein by reference. The report of PricewaterhouseCoopers LLP, independent auditors of the Group, appears therein.

                                   APPENDIX A



COMMERCIAL PAPER RATINGS

                  A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer failed to meet scheduled principal and/or interest payments.



                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:


                  "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.



                  Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:


                  "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The
"D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" indicates poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


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


                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:


                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.


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                  "BB" - Bonds considered to be speculative. These ratings
indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.


                  Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:


                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.


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


                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC" - These designations are assigned by Thomson Financial BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely repayment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


 MUNICIPAL NOTE RATINGS

                  A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


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


                   Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.


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                                   APPENDIX B

                  As stated in the Prospectus, the Equity and Bond Funds, other than the Colorado Tax-Exempt Fund may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix.

I.  Interest Rate Futures Contracts.

                  Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  The Funds presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

                  Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, a Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale


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price, a Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contract's on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

                  A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month Treasury Bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II.  Stock Index Futures Contracts.

                  General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

                  A Fund will sell index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

                  In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more



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


restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.


III.  Futures Contracts on Foreign Currencies.

                  A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  Margin Payments.

                  Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and a Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Denver Investment Advisors may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or gain.

V.  Risks of Transactions in Futures Contracts.

                  There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, a Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by Denver Investment Advisors. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Denver Investment Advisors. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by a Fund may decline. If this occurred, a Fund would lose money on the future and also experience a decline in value in its portfolio securities.

                  Where futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if a Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by Denver Investment Advisors may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  Successful use of futures by the Funds is also subject to Denver Investment Advisor's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.  Options on Futures Contracts.

                  The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII.  Accounting and Tax Treatment.

                  Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

                  Generally, futures contracts held by the Funds at the close of the Funds' taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time a Fund holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by a Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by a Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of a Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Fund would be allowed (in lieu of the foregoing) to elect either
(1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

                  Certain foreign currency contracts entered into by the Funds may be subject to the "mark-to-market" process. If the Fund makes a Capital Asset Election with respect to such contracts, the contracts will be subject to the 40-60 rule, described above. Otherwise, such gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

                  Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies

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other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the "mark-to-market" rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that a Fund may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Funds which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

                  Under the federal income tax provisions applicable to regulated investment companies, less than 30% of a company's gross income must be derived from gains realized on the sale or other disposition of securities held for less than three months. With respect to futures contracts and other financial instruments subject to the "mark-to-market" rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the "mark-to-market" rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of the mark-to-market rules) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Funds' futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                          THE PARKSTONE GROUP OF FUNDS
                                    FORM N-1A

PART C. OTHER INFORMATION

ITEM NO.
--------------------------------------------------------------------------------
ITEM 23. EXHIBITS

Exhibits*:

         (a) Declaration of Trust dated March 25, 1987 (incorporated by reference to Registrant's Post-Effective Amendment No. 31, filed October 9, 1996).

                           (i) Amendment dated April 7, 1987 to Declaration of Trust (incorporated by reference to Registrant's Post-Effective Amendment No. 31, filed October 9, 1996).

                           (ii) Amendment dated July 1, 1987 to Declaration of Trust (incorporated by reference to Registrant's Post-Effective Amendment No. 31, filed October 9, 1996).

         (b) Code of Regulations as approved and adopted by Registrant's Board of Trustees (incorporated by reference to Registrant's Post-Effective Amendment No. 31, filed October 9, 1996).

                           (i) Amendment dated May 11, 1989 to Code of Regulations (incorporated by reference to Registrant's Post-Effective Amendment No. 31, filed October 9, 1996).

                           (ii) Amendment dated August 26, 1993 to Code of Regulations (incorporated by reference to Registrant's Post-Effective Amendment No. 31, filed October 9, 1996).

         (c)      Not applicable.

         (d) Investment Advisory Agreement between Registrant and Securities Counsel, Inc., dated July 9, 1987, relating to the U.S. Government Obligations Fund, the Prime Obligations Fund and the Tax-Free Fund (incorporated by reference to Registrant's Post-Effective Amendment No.
                  31, filed October 9, l996).


*        The file number for all exhibits incorporated by reference is 33-13283.

                           (i) Amendment dated August 26, 1993 to Schedule A adding the Treasury Fund and Municipal Investor Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31, filed October 9, 1996).

              2. Investment Advisory Agreement between Registrant and Securities Counsel, Inc. dated September 8, 1988, relating to the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the Municipal Bond Fund, the Equity Fund, the Small Capitalization Fund and the High Income Equity Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31, filed October 9,
                  1996).

                           (i)      First Amendment dated March 1, 1995
                                    authorizing the use of subadvisers with
                                    respect to the Balanced Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31, filed October 9, 1996).

                           (ii) Amendment to Schedule A dated December 16, 1996 adding the Conservative Allocation Fund and the Aggressive Allocation Fund and incorporating previous amendments adding the Large Capitalization Fund, the Michigan Municipal Bond Fund, the Balanced Allocation Fund and the U.S. Government Income Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 35, filed July 30 1997).

                           (iii) Second Amendment dated December 16, 1996 authorizing the use of subadvisers with respect to the Conservative Allocation Fund and the Aggressive Allocation Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 35, filed July 30, 1997).

              3. Investment Advisory Agreement between the Registrant and First of America Investment Corporation dated December 22, 1992, relating to the International Discovery Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31, filed October 9, 1996).

                           (i) Amendment dated February 10, 1995 to Schedule A adding the Emerging Markets Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31, filed October 9, 1996).

             4. Sub-Investment Advisory Agreement between First of America Investment Corporation and Gulfstream Global Investors, Ltd. dated March 1, 1995, relating to the International Discovery Fund, the Balanced Fund and the Emerging Markets Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31, filed October 9, 1996).

                           (i) Amendment to Schedule A dated December 16, 1996 adding the Conservative Allocation Fund and the Aggressive Allocation Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 35, filed July 30, 1997).

         (e) Form of Distribution Agreement between Registrant and SEI Investments Distribution Co. dated September 14, 1998 (incorporated by reference to Registrant's Post-Effective Amendment No. 40, filed September 16, 1998).

             1. Specimen Dealer Agreement between SEI Investments Distribution Co. and dealers (incorporated by reference to Registrant's Post-Effective Amendment No. 40, filed September 16, 1998).

         (f)      Not applicable.

         (g) Custody Services Agreement between Registrant and National City Bank dated July 24, 1998 (incorporated by reference to Registrant's Post-Effective Amendment No. 40, filed September 16, 1998).

             1. Custody Agreement between Registrant and the Bank of California, N.A., dated October 18, 1991, relating to the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the Municipal Bond Fund, the Equity Fund, the Small Capitalization Fund, the High Income Equity Fund and the Michigan Municipal Bond Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31, filed October 9, 1996).

                           (i) Amendment to Schedule A dated December 16, 1996 adding the Conservative Allocation Fund and the Aggressive Allocation Fund and incorporating previous amendments adding the Large Capitalization Fund, the Balanced Allocation Fund, the U.S. Government Income Fund, the International Discovery Fund, the Treasury Fund and the Municipal Investor Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 35, filed July 30, 1997).

                           (ii) Amendment dated November 20, 1992, to Schedule B of the Custody Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).

                           (iii) Securities Lending and Reverse Repurchase Agreement Addendum dated June 8, 1995, relating to the Bond Fund, the Balanced Fund and the Limited Maturity Bond Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31, filed October 9, 1996).

             2. Exhibit D dated March 18, 1996, adding the Intermediate Government Obligations Fund's reinvestment policy (incorporated by reference to Registrant's Post-Effective Amendment No. 35, filed July 30, 1997).

             3. Exhibit D dated March 18, 1996 adding the U.S. Government Income Fund's reinvestment policy (incorporated by reference to Registrant's Post-Effective Amendment No. 35, filed July 30, 1997).

             4. Amendment to Exhibit D dated May 22, 1997 adding the Small Capitalization Fund, the Mid Capitalization Fund, the Large Capitalization Fund and the Equity Income Fund and incorporating previous Exhibits D relating to the Bond Fund, the Limited Maturity Bond Fund, the Balanced Allocation Fund, the Conservative Allocation Fund and the Aggressive Allocation Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 40, filed September 16, 1998).

             5. Amendment to Exhibit E dated May 22, 1997 revising the fee schedule (incorporated by reference to Registrant's Post-Effective Amendment No. 40, filed September 16, 1998).

             6. Amendment to Schedule I dated May 22, 1997 adding the Small Capitalization Fund, the Mid Capitalization Fund, the Large Capitalization Fund and the Equity Income Fund and incorporating previous amendments adding the Conservative Allocation Fund, the Aggressive Allocation Fund, the Intermediate Government Obligations Fund and the Government Income Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 40, filed September 16, 1998).

                           (i) International Custodian Agreement between Registrar and the Bank of California, N.A., dated July 30, 1995 (incorporated by reference to Registrant's Post-Effective Amendment No. 31, filed October 9, 1996).

         (h) Administration Agreement between Registrant and The Winsbury Company Limited Partnership dated January 1, 1995, relating to the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund, the Treasury Fund, the Municipal Investor Fund, the Equity Fund, the Small Capitalization Fund, the International Discovery Fund, the Balanced Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31, filed October 9,
                  1996).

                           (i) Amendment to Exhibit A dated December 16, 1996 adding the Conservative Allocation Fund and the Aggressive Allocation Fund and incorporating a previous amendment adding the Large Capitalization Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 35, filed July 30. 1997).

             2. Fund Accounting Agreement between Registrant and The WinsburyService Corporation dated as of February 1, 1993, relating to the U.S. Government Obligations Funds, the Prime Obligations Fund, the Tax-Free Fund, the Equity Fund, the Small Capitalization Fund, the International Discovery Fund, the Balanced Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 31, filed October 9, 1996).


                           (i) Amendment to Schedule A dated December 16, 1996 adding the Conservative Allocation Fund and the Aggressive Allocation Fund and Incorporating previous amendments adding the Large Capitalization Fund, the Treasure Fund and the Municipal Investor Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 35, filed July 30, 1997).

                           (ii) Amendment dated April 1, 1993 to Schedule B revising the fee schedule (incorporated by reference to Registrant's Post-Effective Amendment No. 31, filed on October 9, 1996).

             3. Transfer Agency Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 40, filed September 16, 1998).

             4. Sub-Administration Agreement between First of America Investment Corporation and The Winsbury Company Limited Partnership dated January 1, 1995, relating to the U.S. Government Obligations Fund, the Prime Obligations Fund, the Tax-Free Fund, the Treasury Fund, the Municipal Investor Fund, the Equity Fund, the Small Capitalization Fund, the International Discovery Fund, the Balanced Fund, the High Income Equity Fund, the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund (incorporated by reference Registrant's Post-Effective Amendment No. 31, filed October 9,
                  1996).

                           (i) Amendment to Schedule A dated December 16, 1996 adding the Conservative Allocation Fund and the Aggressive Allocation Fund and incorporating a previous amendment adding the Large Capitalization Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 5, filed July 30, 1997).


             5. Amended and Restated Securities Lending Record Administration Agreement between Union Bank of California, N.A and BISYS Fund Services Limited Partnership dated May, 22 1997 incorporated by reference to Registrant's Post-Effective Amendment No. 35, Filed July 30, 1997.

             6. Amended and Restated Securities Lending Record Administration Agreement between Union Bank of California, N.A and BISYS Fund Services Limited Partnership (incorporated by reference to Registrant's Post-Effective Amendment No. 40, filed September 16, 1998).


          (i)     Consent of PricewaterhouseCoopers LLP.**

          (j) 1.  Consent of Drinker Biddle & Reath LLP.**

              2. Opinion of Drinker Biddle & Reath LLP is incorporated by Reference To Registrant's Post-Effective Amendment No. 41, filed July 15, 1999.


         (k)  Not applicable.

         (l) Purchase agreement dated July 2, 1987, between Registrant and The Winsbury Corporation (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9,
                  1996).

             1. Specimen Agreement for the Parkstone Individual Retirement Account (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9, 1996).

             2. Specimen Agreement for the National Financial Services Corporation Individual Retirement Account offered through First of America Securities, Inc. for investment in the Parkstone Group of Funds (incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed October 9,
                  1996).

         (m) Investor A Distribution and Shareholder Service Plan (incorporated by reference to Registrant's Post-Effective Amendment No. 40, filed September 16, 1998).

             1. Investor B Distribution and Shareholder Service Plan (incorporated by reference to Registrant's Post-Effective Amendment No. 40, filed September 16, 1998).

         (n)  None.

         (o) Specimen Amended and Restated Rule 18f-3 Multiple Class Plan (incorporated by reference to Registrant's Post-Effective Amendment No. 40, filed September 16, 1998).

**       Filed herewith.

ITEM 24.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Registrant is controlled by its Board of Trustees.

ITEM 25.          INDEMNIFICATION

         Article IX Section 9.2 of the Registrant's Declaration of Trust, as amended, provides for the indemnification of Registrant's Trustees and officers. Indemnification of the Group's principal underwriter, custodian, investment adviser, manager and administrator, transfer agent and fund accountant is provided for, respectively, in Section
         1.13 of the Distribution Agreement incorporated by reference as Exhibit
         (e)1. hereto, Sections 12 and 10.1 of the Custody Agreements incorporated by reference as Exhibits (g)1. and 2., respectively, hereto and in Section 16 of the Custodian Agreement incorporated by reference as Exhibit (g)2. hereto, Section 8 of the Investment Advisory and Sub-Investment Advisory Agreements incorporated by reference as Exhibits (d)1., 2., 3. and 4. hereto, Section 6 of the Administration Agreement incorporated by reference as Exhibit (h)1. hereto, Section 9 of the Transfer Agency Agreement, incorporated by reference as Exhibit
         (h)3. hereto, and Section 6 of the Fund Accounting Agreement incorporated by reference as Exhibit (h)2. hereto. As of the date of this Registration Statement, the Group has obtained from a major insurance carrier a Trustees' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its Trustees, officers, employees or agents against any liability to which such person otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant Registration will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         (a) National City Investment Management Company ("IMC") Cleveland, Ohio is an investment adviser registered under the Investment Advisers' Act of 1940, as amended (the "Advisers Act"). IMC is an indirect, wholly-owned subsidiary of National City Corporation. IMC currently manages over $12 billion on behalf of both taxable and tax-exempt clients, including pensions, endowments, corporations, individual portfolios, The Parkstone Advantage Fund and Armada Funds.


         To the knowledge of Registrant, none of the directors or officers of IMC is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of IMC may also hold positions with National City's parent, or National City Corporation or other subsidiaries. Information relating to any business, profession, or employment of a substantial nature engaged in by officers and directors of First of America during the past two years is presented below as derived from Schedules A and D of Form ADV filed by National City pursuant to the Advisers Act (SEC file No. 801-446).


         To the knowledge of Registrant, none of the directors or officers of IMC, except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the Corporation, which owns all the outstanding stock of First America Bank, N.A., which in turn owns all the outstanding stock of IMC, or other subsidiaries of the Corporation. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of IMC who are engaged in any other business, profession, vocation or employment of a substantial nature.

                   NATIONAL CITY INVESTMENT MANAGEMENT COMPANY

                                    Position with National
                                       City Investment
                                          Management          Other Business                     Type of
        Name                              Company               Connections                      Business
        ----                              -------               -----------                      --------
Kathleen T. Barr                    Managing Director,      National City Bank                      Bank
                                    Sales and Marketing

Susan E. Kentosh                    Vice President and      National City Bank                      Bank
                                    Chief Compliance
                                    Officer

                                    Position with National
                                       City Investment
                                          Management          Other Business                     Type of
        Name                              Company               Connections                      Business
        ----                              -------               -----------                      --------

Robert M. Leggett                   Vice Chairman of the    National City Bank                      Bank
                                    Board, President and
                                    Managing Director

Michael Minnaugh                    Chairman of the Board   National City Bank                      Bank
                                    and Managing Director

Joseph C. Penko                     Vice President and      National City Bank                      Bank
                                    Director, Legal
                                    Affairs

Donald L. Ross                      Chief Investment        National City Bank                      Bank
                                    Officer and Managing
                                    Director

ITEM 27.          PRINCIPAL UNDERWRITER

         (a) SEI Investments Distribution Co. ("SEI") acts as distributor and administrator for Registrant. SEI also distributes the securities of SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust, The Pillar Funds, The Advisors' Inner Circle Fund, CUFUND, STI Classic Funds, STI Classic Variable Trust, PBHG Insurance Series Fund, Inc., Alpha Select Funds, Oak Associates Funds, The Nevis Funds, Inc., The Parkstone Group of Funds, First American Funds, Inc., First American Investment Funds, Inc., The Arbor Fund, Boston 1784 Funds(R), The PBHG Funds, Inc., Morgan Grenfell Investment Trust, The Achievement Funds Trust, Bishop Street Funds, CrestFunds, Inc., STI Classic Variable Trust, ARK Funds, Huntington Funds, SEI Asset Allocation Trust, TIP Funds, SEI Institutional Investments Trust, First American Strategy Funds, Inc., HighMark Funds, Armada Funds, Expedition Funds, CNI Charter Funds, each of which is an investment management company.


         (b) Directors, officers and partners of SEI, as of April 15, 1999, were as follows:

                                           Position and Office                       Positions and Offices
Name                                        with Underwriter                            with Registrant
----                                        ----------------                            ---------------
Alfred P. West, Jr.             Director, Chairman of the Board of                            --
                                Directors
Henry H. Greer                  Director                                                      --
Carmen V. Romeo                 Director                                                      --

Mark J. Held                    President & Chief Operating Officer                           --
Gilbert L. Beebower             Executive Vice President                                      --
Richard B. Lieb                 Executive Vice  President                                     --
Dennis J. McGonigle             Executive  Vice President                                     --
Robert M. Silvestri             Chief Financial Officer & Treasurer                           --
Carl A. Guarino                 Senior Vice President                                         --
Larry Hutchison                 Senior Vice President                                         --
Jack May                        Senior Vice President                                         --
Hartland J. McKeown             Senior Vice President                                         --
Barbara J. Moore                Senior Vice President                                         --
Kevin P. Robins                 Senior Vice President & General Counsel                       --
                                & Secretary
Patrick K. Walsh                Senior Vice President                                         --
Robert Aller                    Vice President                                                --
Gordon W. Carpenter             Vice President                                                --
Todd Cipperman                  Vice President & Assistant Secretary                          --
S. Courtney E. Collier          Vice President & Assistant Secretary                          --
Robert Crudup                   Vice President & Managing Director                            --
Barbara Doyne                   Vice President                                                --
Jeff Drennen                    Vice President                                                --
Vic Galef                       Vice President & Managing Director                            --
Lydia A. Gavalis                Vice President & Assistant Secretary                          --
Greg Gettinger                  Vice President & Assistant Secretary                          --
Kathy Heilig                    Vice President & Treasurer                                    --
Jeff Jacobs                     Vice President                                                --
Samuel King                     Vice President                                                --

                                           Position and Office                       Positions and Offices
Name                                        with Underwriter                            with Registrant
----                                        ----------------                            ---------------

Kim Kirk                        Vice President & Managing Director                            --

John Krzeminski                 Vice President & Managing Director                            --
Carolyn McLaurin                Vice President & Managing Director                            --

W. Kelso Morrill                Vice President & Managing Director                            --
Mark Nagle                      Vice President                                                --
Joanne Nelson                   Vice President                                                --
Joseph M. O'Donnell             Vice President                                                --
Cynthia M. Parrish              Vice President & Assistant Secretary
Kim Rainey                      Vice President                                                --
Rob Redican                     Vice President                                                --
Maria Rinehart                  Vice President                                                --
Mark Samuels                    Vice President & Managing Director                            --
Steve Smith                     Vice President                                                --
Daniel Spaventa                 Vice President                                                --
Kathryn L. Stanton              Vice President & Assistant Secretary                  Assistant Treasurer
Lynda  J. Striegel              Vice President & Assistant Secretary                          --
Lori L. White                   Vice President & Assistant Secretary                          --
Wayne M. Withrow                Vice President & Managing Director                            --

Compensation to BISYS, the Trust's former distributor, during the fiscal year ended May 31, 1999 was as follows:


Net Underwriting                        Compensation on
Discounts and                           Redemption and                          Brokerage               Other
Commissions                               Repurchase                           Commissions          Compensation
-----------                               ----------                           -----------          ------------
    $106,172                                 $0                                    $0                $11,481,735

Compensation to SEI, the Trust's distributor, during the fiscal year ended May 31, 1999 was as follows:




Net Underwriting                        Compensation on
Discounts and                           Redemption and                          Brokerage               Other
Commissions                               Repurchase                           Commissions          Compensation
-----------                               ----------                           -----------          ------------

    $ 9,336.42                            $  0                                 $   0                   $  0



ITEM 28.          LOCATION OF ACCOUNTS AND RECORDS

                  (a) National City Investment Management Company, 1900 East Ninth Street, Cleveland, Ohio 44114-3484 (records relating to its functions as investment adviser);

                  (b) Gulfstream Global Investors, Ltd., 100 Crescent Court, Suite 550, Dallas, Texas 75201 (records relating to certain functions as the former subadviser for the International Discovery Fund, Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund);

                  (c) SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania, 19456 (records relating to its functions as distributor);

                  (d) BISYS Fund Services, L.P., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as administrator and fund accountant);

                  (e) Drinker Biddle & Reath LLP, One Logan Square, 18TH and Cherry Streets, Philadelphia, Pennsylvania 19103-6996 (Declaration of Trust, Code of Regulations, and Minute Books);

                  (f) National City Bank, 4100 West 150th Street, Cleveland, Ohio 44135 (records relating to its function as custodian);

                  (g) State Street Bank and Trust Company, P.O. Box 8590, Boston, Massachusetts 02266 (records relating to its function as transfer agent and dividend disbursing agent).


ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest Semi-Annual Report to Shareholders upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Philadelphia and the Commonwealth of Pennsylvania on the 13th day of September, 1999.


                                         THE PARKSTONE GROUP OF FUNDS

                                         By Herbert R. Martens, Jr. *
                                            ----------------------------------
                                            Herbert R. Martens, Jr., President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


          Signature                                Title                              Date
          ---------                                -----                              ----

Herbert R. Martens, Jr.*                        President and Trustee                 September 13, 1999

Robert D. Neary*                                Trustee                               September 13, 1999

Leigh Carter*                                   Trustee                               September 13, 1999

John F. Durkott*                                Trustee                               September 13, 1999

Robert J. Farling*                              Trustee                               September 13, 1999

Richard W. Furst*                               Trustee                               September 13, 1999

Gerald L. Gherlein*                             Trustee                               September 13, 1999

J. William Pullen*                              Trustee                               September 13, 1999

Gary Tenkman*                                   Treasurer                             September 13, 1999

*By: /s/ W. Bruce McConnel, III                                                       September 13, 1999
    ---------------------------------------------
Name: W. Bruce McConnel, III
Attorney-in-Fact

                          THE PARKSTONE GROUP OF FUNDS


                                POWER OF ATTORNEY
                                -----------------


                  Know All Men by These Presents, that the undersigned, Robert
D. Neary, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Parkstone Group of Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 15, 1998



/s/ Robert D. Neary
-------------------
Robert D. Neary

                          THE PARKSTONE GROUP OF FUNDS


                                POWER OF ATTORNEY
                                -----------------


                  Know All Men by These Presents, that the undersigned, Leigh Carter, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Parkstone Group of Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 15, 1998



/s/ Leigh Carter
----------------
Leigh Carter

                          THE PARKSTONE GROUP OF FUNDS


                                POWER OF ATTORNEY
                                -----------------


                  Know All Men by These Presents, that the undersigned, John F. Durkott, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Parkstone Group of Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 15, 1998



/s/ John F. Durkott
-------------------
John F. Durkott

                          THE PARKSTONE GROUP OF FUNDS


                                POWER OF ATTORNEY
                                -----------------


                  Know All Men by These Presents, that the undersigned, Robert
J. Farling, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Parkstone Group of Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 15, 1998



/s/ Robert J. Farling
---------------------
Robert J. Farling

                          THE PARKSTONE GROUP OF FUNDS


                                POWER OF ATTORNEY
                                -----------------


                  Know All Men by These Presents, that the undersigned, Richard
W. Furst, Dean, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, is true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Parkstone Group of Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 15, 1998



/s/ Richard W. Furst, Dean
--------------------------
Richard W. Furst, Dean

                          THE PARKSTONE GROUP OF FUNDS


                                POWER OF ATTORNEY
                                -----------------


                  Know All Men by These Presents, that the undersigned, Herbert
R. Martens, Jr., hereby constitutes and appoints W. Bruce McConnel, III, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Parkstone Group of Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorney being hereby ratified and approved.




DATED:  September 15, 1998



/s/ Herbert R. Martens, Jr.
---------------------------
Herbert R. Martens, Jr.

                          THE PARKSTONE GROUP OF FUNDS


                                POWER OF ATTORNEY
                                -----------------


                  Know All Men by These Presents, that the undersigned, Gerald
L. Gherlein, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Parkstone Group of Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 15, 1998



/s/ Gerald L. Gherlein
----------------------
Gerald L. Gherlein

                          THE PARKSTONE GROUP OF FUNDS


                                POWER OF ATTORNEY
                                -----------------


                  Know All Men by These Presents, that the undersigned, J. William Pullen, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Parkstone Group of Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 15, 1998



/s/ J. William Pullen
---------------------
J. William Pullen

                          THE PARKSTONE GROUP OF FUNDS


                                POWER OF ATTORNEY
                                -----------------


                  Know All Men by These Presents, that the undersigned, Gary Tenkman, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of The Parkstone Group of Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 15, 1998



/s/ Gary Tenkman
----------------
Gary Tenkman

EXHIBIT INDEX - THE PARKSTONE GROUP OF FUNDS
--------------------------------------------


EXHIBIT NO.                              EXHIBIT
-----------                              -------

(i)                                      Consent of PricewaterhouseCoopers LLP

(j) (1)                                  Consent of Drinker Biddle & Reath LLP